UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05583

Franklin Templeton Variable Insurance Products Trust

(Exact name of registrant as specified in charter)

One Franklin Parkway, San Mateo, CA	94403-1906

(Address of principal executive offices)	(Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA 94403-1906

(Name and address of agent for service)

Registrant’s telephone number, including area code: (650) 312-2100

Date of fiscal year end: 12/31

Date of reporting period: 12/31/05

Item 1. Reports to Stockholders.

DECEMBER 31, 2005

FRANKLIN TEMPLETON
VARIABLE INSURANCE PRODUCTS TRUST

ANNUAL REPORT

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST ANNUAL REPORT

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

MASTER CLASS – 1

IMPORTANT NOTES TO PERFORMANCE INFORMATION

Performance data is historical and cannot predict or guarantee future results. Principal value and investment return will fluctuate with market conditions, and you may have a gain or loss when you withdraw your money. Inception dates of the funds may have preceded the effective dates of the subaccounts, contracts, or their availability in all states.

When reviewing the index comparisons, please keep in mind that indexes have a number of inherent performance differentials over the funds. First, unlike the funds, which must hold a minimum amount of cash to maintain liquidity, indexes do not have a cash component. Second, the funds are actively managed and, thus, are subject to management fees to cover salaries of securities analysts or portfolio managers in addition to other expenses. Indexes are unmanaged and do not include any commissions or other expenses typically associated with investing in securities. Third, indexes often contain a different mix of securities than the fund to which they are compared. Additionally, please remember that indexes are simply a measure of performance and cannot be invested in directly.

i

FRANKLIN GLOBAL COMMUNICATIONS SECURITIES FUND

We are pleased to bring you Franklin Global Communications Securities Fund’s annual report for the fiscal year ended December 31, 2005.

Performance Summary as of 12/31/05

Average annual total return of Class 1 shares represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/05

	1-Year	5-Year	10-Year
Average Annual Total Return	+16.12%	-2.46%	+2.23%

Total Return Index Comparison

for Hypothetical $10,000 Investment (1/1/96–12/31/05)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance is compared to the performance of the Standard & Poor’s 500 Index (S&P 500). One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

*Source: Standard & Poor’s Micropal. Please see Index Descriptions following the Fund Summaries.

Franklin Global Communications Securities Fund – Class 1

Performance reflects the Fund’s Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares.

Current performance may differ from figures shown.

FGC-1

Fund Goals and Main Investments: Franklin Global Communications Securities Fund seeks capital appreciation and current income. The Fund normally invests at least 80% of its net assets in investments of communications companies anywhere in the world. Communications companies are those that are primarily engaged in providing the distribution, content and equipment related to the creation, transmission and processing of information.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. The Fund outperformed its benchmark, the S&P 500, which returned +4.91% for the period under review.1 Given that the Fund invests in only a few sectors found within the S&P 500, the Fund’s results versus the S&P 500 are not directly comparable.

Economic and Market Overview

During the 12 months ended December 31, 2005, U.S. economic expansion was driven by strength across most industries, sectors and regions. Gross domestic product (GDP) rose during the period, benefiting from increased personal consumption, federal spending and business investment, which increased 24% in third quarter 2005 compared with the same quarter in 2004.2 Slower export growth combined with greater demand for imported goods and materials fueled a widening trade gap. The U.S. dollar rallied in 2005, supported by rising short-term domestic interest rates and strong economic growth in the U.S. relative to many of its major trading partners.

Many businesses enjoyed record profits, propelled largely by productivity gains. Earnings for companies in the S&P 500 were estimated to have increased 13% in 2005.3 The labor market firmed as employment increased and the unemployment rate dropped from 5.4% to 4.9% during the reporting period. Personal income rose, and hiring rebounded in many industries, bolstered by healthy business spending.

1. Source: Standard & Poor’s Micropal. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

2. Source: Thomson Financial. Based on companies in the S&P 500.

3. Source: Standard & Poor’s.

Fund Risks: The Fund’s investments in stocks offer potential for long-term gains but can be subject to short-term up-and-down price movements. By concentrating in the industries of the utilities sector and by investing predominantly in communications companies, the Fund carries much greater risk of adverse developments affecting that sector, and among those companies, than a fund that invests more broadly. Foreign investing, especially in emerging markets, involves additional risks including currency fluctuations, economic instability, and social and political developments. The Fund’s prospectus also includes a description of the main investment risks.

FGC-2

Oil prices remained high during the period largely due to potential long-term supply limitations and strong growth in global demand, especially from China and India. Natural gas prices rose during the second half of 2005 mainly because of expected rising demand with the onset of winter; however, near period-end prices retreated somewhat amid milder-than-expected weather conditions. Even with high commodity prices, inflation remained relatively contained for the 12 months ended December 31, 2005, as measured by the 2.2% rise for the core Consumer Price Index (CPI).4

Despite this inflation picture, the Federal Reserve Board raised the federal funds target rate from 2.25% to 4.25%. Compared with the rise in short-term interest rates, long-term rates remained relatively stable, supporting overall robust housing and commercial real estate activity, which contributed to economic growth. Throughout 2005, as short- and intermediate-term interest rates rose, the yield curve moved from a fairly normal steepness at the beginning of the period to relatively flat by the end of 2005.

In this environment, the blue chip stocks of the Dow Jones Industrial Average posted a one-year total return of +1.72%, while the broader S&P 500 and the technology-heavy NASDAQ Composite Index returned +4.91% and +2.12%.5

Investment Strategy

We are research-driven, fundamental investors. As bottom-up investors focusing primarily on individual securities, we seek companies that have identifiable drivers of future earnings growth and that present, in our opinion, the best trade-off between that potential earnings growth, business and financial risk and valuation. We rely on a team of analysts to help provide in-depth industry expertise within the communications industry and use both qualitative and quantitative analysis to evaluate companies for distinct, sustainable and competitive advantages likely to lead to growth in earnings and/or share price. Competitive advantages such as a particular marketing niche, proven technology, sound financial profits and records or strong management are all factors we believe may contribute to growth in earnings or share price.

4. Source: Bureau of Labor Statistics. Core CPI excludes food and energy costs.

5. Source: Standard & Poor’s Micropal. Please see Index Descriptions following the Fund Summaries.

What is the yield curve?

The yield curve is a graph illustrating the yields on bonds of the same credit quality with maturities ranging from the shortest to the longest available. The resulting curve shows if short-term interest rates are higher or lower than longer-term rates.

FGC-3

Manager’s Discussion

During the year under review, the wireless telecommunications industry provided the greatest contribution to the Fund’s return. We continued to favor wireless over wireline as we expected these growth trends to continue. Several factors supported these overall trends. For example, wireless access in less developed countries with low wireless service penetration rates, or number of users, grew more rapidly than many industry analysts expected. Many of these nascent markets continued to hold the potential for strong wireless growth. Relative global economic stability, combined with the rollout of prepaid wireless plans, also fueled the industry’s growth.

On a company-specific basis, three of the Fund’s top performers are outlined below. America Movil is the dominant wireless service provider in Mexico and operates wireless service businesses in Brazil, Argentina, Peru, Colombia, Ecuador, Guatemala and El Salvador. These countries’ markets had relatively low wireless penetration rates that experienced rapid growth driven by the introduction of prepaid wireless plans and stabilized economies. Wireless is a cost-effective solution for telecommunications services in these countries.

NII Holdings is the Nextel wireless service provider operating in Mexico, Brazil, Argentina and Peru. We purchased the stock because we thought the company had an attractive stock valuation, a capable management team and a tremendous growth opportunity in its markets. NII’s subscriber base grew faster than expected, translating into strong profitability. Recently the company acquired spectrum (the range of frequencies used by radio, TV, wireless, satellite and other technologies) that will allow Nextel’s push-to-talk service (centering on a new wireless telephone handset which functions like a walkie-talkie) to be offered nationwide in Mexico.

Rogers Communications is a diversified Canadian communications and media company engaged in three primary lines of business. In Canada, Rogers Wireless is the largest wireless voice and data communications services provider, Rogers Cable is the biggest cable television provider, and Rogers Media is the premier collection of category-leading media assets with businesses in radio and television broadcasting.

FGC-4

The media industry experienced particularly weak performance during the reporting period. Media companies faced threats to their core advertising businesses as new entrants, such as the Internet, competed for market share; and new technology allowing viewers to skip or avoid advertising proliferated. Additionally, the value of original content came into question as piracy threatened to change the economics of content creation.

Three media-related detractors to the Fund’s overall results are described below. Viacom (media conglomerates) operates worldwide as a diversified entertainment company through five segments: cable networks, television, radio, outdoor and entertainment. Although this holding negatively impacted the Fund, we continued to own Viacom because we believe it has a strong asset base of content creating entities.

Walt Disney (media conglomerates), a diversified entertainment company, operates worldwide in four segments: media networks, parks and resorts, studio entertainment and consumer products. We continued to hold this position also because we believe it has a strong asset base of content creating entities.

DreamWorks Animation (movies and entertainment) engages in the development, production and use of computer generated animated feature films in theaters, home video, pay and free broadcast television, and ancillary markets. We sold this stock by period-end.

Thank you for your participation in Franklin Global Communications Securities Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2005, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the adviser makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Top 10 Holdings

Franklin Global Communications Securities Fund

12/31/05

Company Sector/Industry, Country	% of Total Net Assets

America Movil SA de CV, L, ADR	7.1%
Wireless Communications, Mexico

Rogers Communications Inc., B	5.4%
Wireless Communications, Canada

American Tower Corp., A	5.1%
Specialty Telecommunications, U.S.

NII Holdings Inc.	4.5%
Wireless Communications, U.S.

Google Inc., A	4.0%
Internet Software & Services, U.S.

QUALCOMM Inc.	3.9%
Telecommunications Equipment, U.S.

Grupo Televisa SA, ADR	3.5%
Broadcasting, Mexico

Pixar	3.5%
Movies & Entertainment, U.S.

Nokia OYJ, ADR	3.3%
Telecommunications Equipment, Finland

Yahoo! Inc.	3.2%
Internet Software & Services, U.S.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments.

FGC-5

Fund Expenses

As an investor in a variable insurance contract (“Contract”) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, redemption fees, surrender fees, transfer fees and premium taxes.

•	Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table below are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract level. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table below provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 × $7.50 = $64.50.

Franklin Global Communications Securities Fund – Class 1

FGC-6

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 1	Beginning Account Value 7/1/05	Ending Account Value 12/31/05	Fund-Level Expenses Incurred During Period* 7/1/05-12/31/05
Actual	$1,000	$1,182.70	$3.52
Hypothetical (5% return before expenses)	$1,000	$1,021.98	$3.26

*Expenses are equal to the annualized expense ratio for the Fund’s Class 1 shares (0.64%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

FGC-7

Franklin Templeton Variable Insurance Products Trust

Financial Highlights

Franklin Global Communications Securities Fund

	Year Ended December 31,
Class 1	2005	2004	2003	2002	2001

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$7.17	$6.32	$4.53	$6.87	$12.88

Income from investment operations:
Net investment income[a]	0.04	0.05	0.06	0.04	0.04
Net realized and unrealized gains (losses)	1.08	0.87	1.78	(2.33)	(3.55)

Total from investment operations	1.12	0.92	1.84	(2.29)	(3.51)

Less distributions from:
Net investment income	(0.20)	(0.07)	(0.05)	(0.05)	(0.01)
Net realized gains	—	—	—	—	(2.49)

Total distributions	(0.20)	(0.07)	(0.05)	(0.05)	(2.50)

Net asset value, end of year	$8.09	$7.17	$6.32	$4.53	$6.87

Total return[b]	16.12%	14.66%	40.46%	(33.28)%	(29.24)%
Ratios/supplemental data
Net assets, end of year (000’s)	$138,015	$142,898	$149,480	$130,255	$265,055
Ratios to average net assets:
Expenses	0.65%	0.64%	0.64%	0.60%	0.55%
Net investment income	0.63%	0.85%	1.08%	0.83%	0.46%
Portfolio turnover rate	170.40%	178.52%	96.60%	97.75%	105.36%

[a]	Based on average daily shares outstanding.
[b]	Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

See notes to financial statements.

FGC-8

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Franklin Global Communications Securities Fund (continued)

	Year Ended December 31,
Class 2	2005	2004	2003	2002	2001

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$7.10	$6.28	$4.51	$6.84	$12.86

Income from investment operations:
Net investment income[a]	0.03	0.04	0.05	0.03	0.02
Net realized and unrealized gains (losses)	1.06	0.84	1.77	(2.32)	(3.54)

Total from investment operations	1.09	0.88	1.82	(2.29)	(3.52)

Less distributions from:
Net investment income	(0.19)	(0.06)	(0.05)	(0.04)	(0.01)
Net realized gains	—	—	—	—	(2.49)

Total distributions	(0.19)	(0.06)	(0.05)	(0.04)	(2.50)

Net asset value, end of year	$8.00	$7.10	$6.28	$4.51	$6.84

Total return[b]	15.79%	14.18%	40.44%	(33.52)%	(29.40)%
Ratios/supplemental data
Net assets, end of year (000’s)	$38,613	$23,704	$10,719	$1,490	$312
Ratios to average net assets:
Expenses	0.90%	0.89%	0.89%	0.85%	0.80%
Net investment income	0.38%	0.60%	0.83%	0.58%	0.21%
Portfolio turnover rate	170.40%	178.52%	96.60%	97.75%	105.36%

[a]	Based on average daily shares outstanding.
[b]	Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

See notes to financial statements.

FGC-9

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2005

Franklin Global Communications Securities Fund	Country	Shares	Value
Common Stocks 98.1%
Advertising/Marketing Services 3.8%
[a]Focus Media Holding Ltd., ADR	China	115,900	$3,913,943
[a]Getty Images Inc.	United States	31,100	2,776,297

			6,690,240

Broadcasting 6.9%
[a,b]Canadian Satellite Radio Holdings Inc., 144A	Canada	116,300	1,471,886
[a]Entravision Communications Corp.	United States	102,600	730,512
Grupo Televisa SA, ADR	Mexico	77,100	6,206,550
[a]Univision Communications Inc., A	United States	42,200	1,240,258
[a]XM Satellite Radio Holdings Inc., A	United States	94,100	2,567,048

			12,216,254

Cable/Satellite Television 3.0%
[a]EchoStar Communications Corp., A	United States	133,700	3,632,629
Naspers Ltd., N	South Africa	97,100	1,718,873

			5,351,502

Computer Communications 1.6%
[a]F5 Networks Inc.	United States	24,400	1,395,436
[a]Juniper Networks Inc.	United States	60,700	1,353,610

			2,749,046

Computer Peripherals 0.9%
[a]Network Appliance Inc.	United States	61,400	1,657,800

Computer Processing Hardware 2.0%
[a]Apple Computer Inc.	United States	48,300	3,472,287

Data Processing Services 1.9%
[a]NeuStar Inc., A	United States	110,400	3,366,096

Electronic Production Equipment 0.8%
[a,b]Miranda Technologies Inc., 144A	Canada	114,800	1,343,268

Internet Software/Services 7.8%
[a]Google Inc., A	United States	17,100	7,094,106
[a]LivePerson Inc.	United States	166,600	934,626
[a]Yahoo! Inc.	United States	144,200	5,649,756

			13,678,488

Major Telecommunications 12.1%
ALLTEL Corp.	United States	65,200	4,114,120
BellSouth Corp.	United States	87,400	2,368,540
[a]Bharti Tele-Ventures Ltd.	India	508,000	3,903,003
PT Telekomunikasi Indonesia, B	Indonesia	2,945,100	1,767,659
Sprint Nextel Corp.	United States	193,377	4,517,287
Telus Corp.	Canada	116,300	4,682,238

			21,352,847

Media Conglomerates 2.6%
News Corp., A	United States	88,800	1,380,840
Viacom Inc., B	United States	49,600	1,616,960
The Walt Disney Co.	United States	69,600	1,668,312

			4,666,112

FGC-10

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2005 (continued)

Franklin Global Communications Securities Fund	Country	Shares	Value
Common Stocks (cont.)
Movies/Entertainment 3.9%
[a]Outdoor Channel Holdings Inc.	United States	54,800	$739,800
[a]Pixar	United States	117,400	6,189,328

			6,929,128

Packaged Software 2.8%
Autodesk Inc.	United States	30,500	1,309,975
[a]Salesforce.com Inc.	United States	111,800	3,583,190

			4,893,165

Semiconductors 4.5%
[a]Broadcom Corp., A	United States	72,800	3,432,520
[a]Marvell Technology Group Ltd.	Bermuda	51,100	2,866,199
[a]Silicon Laboratories Inc.	United States	46,700	1,712,022

			8,010,741

Specialty Telecommunications 8.2%
[a]American Tower Corp., A	United States	332,102	8,999,964
[a]Crown Castle International Corp.	United States	167,190	4,499,083
[a]Syniverse Holdings Inc.	United States	49,900	1,042,910

			14,541,957

Telecommunications Equipment 12.4%
[a]Comverse Technology Inc.	United States	62,100	1,651,239
[a]Corning Inc.	United States	132,000	2,595,120
Harris Corp.	United States	98,000	4,214,980
Nokia OYJ, ADR	Finland	317,600	5,812,080
QUALCOMM Inc.	United States	160,100	6,897,108
[a]Research In Motion Ltd.	Canada	11,600	765,716

			21,936,243

Wireless Communications 22.9%
America Movil SA de CV, L, ADR	Mexico	426,000	12,464,760
[a]Europolitan Vodafone AB	Sweden	273,500	1,703,889
[a]Nextel Partners Inc., A	United States	191,800	5,358,892
[a]NII Holdings Inc.	United States	183,500	8,015,280
Rogers Communications Inc., B	Canada	225,600	9,549,617
[a]SBA Communications Corp.	United States	189,700	3,395,630

			40,488,068

Total Common Stocks (Cost $133,733,845)			173,343,242

See notes to financial statements.

FGC-11

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2005 (continued)

Franklin Global Communications Securities Fund	Country	Principal Amount	Value
Short Term Investment (Cost $1,485,741) 0.9%
Repurchase Agreement 0.9%
[c]Joint Repurchase Agreement, 3.999%, 1/03/06 (Maturity Value $1,486,402)	United States	$1,485,741	$1,485,741
ABN AMRO Bank, N.V., New York Branch (Maturity Value $136,942)
Banc of America Securities LLC (Maturity Value $139,915)
Barclays Capital Inc. (Maturity Value $139,915)
Bear, Stearns & Co. Inc. (Maturity Value $119,091)
BNP Paribas Securities Corp. (Maturity Value $139,915)
Deutsche Bank Securities Inc. (Maturity Value $59,560)
Goldman, Sachs & Co. (Maturity Value $101,224)
Greenwich Capital Markets Inc. (Maturity Value $139,915)
Lehman Brothers Inc. (Maturity Value $93,153)
Merrill Lynch Government Securities Inc. (Maturity Value $139,915)
Morgan Stanley & Co. Inc. (Maturity Value $136,942)
UBS Securities LLC (Maturity Value $139,915)

Collateralized by U.S. Government Agency Securities, 1.875 - 7.25%, 2/15/06 - 11/15/10;
[d]U.S. Government Agency Discount Notes, 1/09/06 - 1/27/06; and U.S. Treasury Notes, 2.375 - 5.75%, 8/15/06 - 8/15/10

Total Investments (Cost $135,219,586) 99.0%			174,828,983
Other Assets, less Liabilities 1.0%			1,799,104

Net Assets 100.0%			$176,628,087

Selected Portfolio Abbreviations

ADR - American Depository Receipt

[a]	Non-income producing.
[b]	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under the guidelines approved by the Trust’s Board of Trustees. At December 31, 2005, the value of these securities was $2,815,154, representing 1.59% of net assets.
[c]	See Note 1(c) regarding joint repurchase agreement.
[d]	A portion or all of the security is traded on a discount basis with no stated coupon rate.

See notes to financial statements.

FGC-12

Franklin Templeton Variable Insurance Products Trust

Financial Statements

Statement of Assets and Liabilities

December 31, 2005

Franklin Global Communications Securities Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$133,733,845
Cost - Repurchase agreements	1,485,741

Total cost of investments	$135,219,586

Value - Unaffiliated issuers	$173,343,242
Value - Repurchase agreements	1,485,741

Total value of investments	174,828,983
Foreign currency, at value (cost $746,803)	755,269
Receivables:
Investment securities sold	932,134
Dividends	376,461

Total assets	176,892,847

Liabilities:
Payables:
Capital shares redeemed	128,506
Affiliates	101,450
Reports to shareholders	29,540
Accrued expenses and other liabilities	5,264

Total liabilities	264,760

Net assets, at value	$176,628,087

Net assets consist of:
Paid-in capital	$381,482,531
Undistributed net investment income	141,906
Net unrealized appreciation (depreciation)	39,617,921
Accumulated net realized gain (loss)	(244,614,271)

Net assets, at value	$176,628,087

Class 1:
Net assets, at value	$138,015,229

Shares outstanding	17,069,282

Net asset value and offering price per share	$8.09

Class 2:
Net assets, at value	$38,612,858

Shares outstanding	4,824,952

Net asset value and offering price per share	$8.00

See notes to financial statements.

FGC-13

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Operations

for the year ended December 31, 2005

Franklin Global Communications Securities Fund
Investment Income:
Dividends (net of foreign taxes of $102,977)	$1,784,948
Interest	106,199
Other income (Note 7)	104,420

Total investment income	1,995,567

Expenses:
Management fees (Note 3a)	908,864
Distribution fees - Class 2 (Note 3c)	62,578
Unaffiliated transfer agent fees	746
Custodian fees (Note 4)	9,289
Reports to shareholders	56,533
Professional fees	29,842
Trustees’ fees and expenses	849
Other	6,691

Total expenses	1,075,392
Expense reductions (Note 4)	(178)

Net expenses	1,075,214

Net investment income	920,353

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	19,804,673
Foreign currency transactions	(97,630)

Net realized gain (loss)	19,707,043

Net change in unrealized appreciation (depreciation) on:
Investments	2,842,837
Translation of assets and liabilities denominated in foreign currencies	8,503

Net change in unrealized appreciation (depreciation)	2,851,340

Net realized and unrealized gain (loss)	22,558,383

Net increase (decrease) in net assets resulting from operations	$23,478,736

See notes to financial statements.

FGC-14

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statements of Changes in Net Assets

	Franklin Global Communications Securities Fund
	Year Ended December 31,
	2005	2004

Increase (decrease) in net assets:
Operations:
Net investment income	$920,353	$1,286,801
Net realized gain (loss) from investments and foreign currency transactions	19,707,043	3,605,895
Net change in unrealized appreciation (depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	2,851,340	16,198,793

Net increase (decrease) in net assets resulting from operations	23,478,736	21,091,489

Distributions to shareholders from:
Net investment income:
Class 1	(3,621,935)	(1,418,784)
Class 2	(604,566)	(135,885)

Total distributions to shareholders	(4,226,501)	(1,554,669)

Capital share transactions: (Note 2)
Class 1	(20,610,682)	(23,869,093)
Class 2	11,384,685	10,735,851

Total capital share transactions	(9,225,997)	(13,133,242)

Net increase (decrease) in net assets	10,026,238	6,403,578
Net assets:
Beginning of year	166,601,849	160,198,271

End of year	$176,628,087	$166,601,849

Undistributed net investment income included in net assets:
End of year	$141,906	$2,164,024

See notes to financial statements.

FGC-15

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements

Franklin Global Communications Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of twenty-two separate series. The Franklin Global Communications Securities Fund (the Fund) included in this report is diversified. The financial statements of the remaining funds in the series are presented separately. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. As of December 31, 2005, 99.94% of the Fund’s shares were sold through one insurance company.

The following summarizes the Fund’s significant accounting policies.

a. Security Valuation

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust’s Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust’s Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

FGC-16

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Global Communications Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

c. Joint Repurchase Agreement

The Fund may enter into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account with other funds managed by the investment manager or an affiliate of the investment manager and is used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund’s custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Fund, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. Repurchase agreements are valued at cost. At December 31, 2005, all repurchase agreements held by the Fund had been entered into on December 30, 2005.

d. Foreign Currency Contracts

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.

e. Income Taxes

No provision has been made for U.S. income taxes because the Fund’s policy is to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

Foreign securities held by the Fund may be subject to foreign taxation. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.

f. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Such distributions are reinvested in additional shares of the Fund. Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with generally accepted accounting principles. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each Fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

g. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the

FGC-17

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Global Communications Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

h. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

At December 31, 2005, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2005		2004
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	13,623	$98,643	36,176	$234,808
Shares issued in reinvestment of distributions	531,855	3,621,935	231,827	1,418,784
Shares redeemed	(3,415,087)	(24,331,260)	(3,966,244)	(25,522,685)

Net increase (decrease)	(2,869,609)	$(20,610,682)	(3,698,241)	$(23,869,093)

Class 2 Shares:
Shares sold	2,349,088	$17,384,328	2,205,007	$14,315,821
Shares issued in reinvestment of distributions	89,565	604,566	22,350	135,885
Shares redeemed	(951,932)	(6,604,209)	(596,789)	(3,715,855)

Net increase (decrease)	1,486,721	$11,384,685	1,630,568	$10,735,851

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

FGC-18

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Global Communications Securities Fund

3. TRANSACTIONS WITH AFFILIATES (continued)

a. Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $10 billion
0.440%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	In excess of $15 billion

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Fund’s Board of Trustees has adopted distribution plans for Class 2 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributions for costs incurred in connection with the sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets. The Board of Trustees has set the current rate at 0.25% per year.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2005, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

During the year ended December 31, 2005, the Fund utilized $18,886,385 of capital loss carryforwards.

At December 31, 2005, the Fund had tax basis capital losses which may be carried over to offset future capital gains, if any. At December 31, 2005, the capital loss carryforwards were as follows:

Capital loss carryforwards expiring in:
2009	$134,780,383
2010	108,979,162

$243,759,545

FGC-19

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Global Communications Securities Fund

5. INCOME TAXES (continued)

For tax purposes, realized currency losses, occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At December 31, 2005, the Fund deferred realized currency losses of $52,227.

The tax character of distributions paid during the years ended December 31, 2005 and 2004, was as follows:

	2005	2004
Distributions paid from ordinary Income	$4,226,501	$1,554,669

At December 31, 2005, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income for income tax purposes were as follows:

Cost of investments	$136,485,342

Unrealized appreciation	$39,144,289
Unrealized depreciation	(800,648)

Net unrealized appreciation (depreciation)	$38,343,641

Distributable earnings - undistributed ordinary income	$605,162

Net investment income differs for financial statements and tax purposes primarily due to differing treatments of foreign currency transactions and passive foreign investment company shares.

Net realized gains (losses) differ for financial statements and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions and passive foreign investment company shares.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2005, aggregated $262,142,211 and $273,211,054, respectively.

7. REGULATORY MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares, Franklin Resources, Inc. and certain of its subsidiaries (collectively, the “Company”), entered into settlements with certain of those regulators.

Specifically, the Company entered into settlements with the Securities and Exchange Commission (“SEC”) concerning market timing (the “August 2, 2004 SEC Order”) and marketing support payments to securities dealers who sell fund shares (the “December 13, 2004 SEC Order”) and with the California Attorney General’s Office (“CAGO”) concerning marketing support payments to securities dealers who sell fund shares (the “CAGO Settlement”). Under the terms of the settlements with the SEC and the CAGO, the Company retained an Independent Distribution Consultant (“IDC”) to develop a plan for distribution of the respective settlement monies. The CAGO approved the distribution plan under the CAGO Settlement and, in accordance with the terms and conditions of that settlement, the monies were disbursed to the relevant funds and are recorded as other income in the current period. The SEC has not yet approved the distribution plan pertaining to the December 13, 2004 SEC Order. When approved, disbursements of settlement monies will be made promptly to the relevant funds, in accordance with the terms and conditions of that order. The IDC continues to develop the plan of distribution under the August 2, 2004 SEC Order that resolved the SEC’s market timing investigation.

FGC-20

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Global Communications Securities Fund

7. REGULATORY MATTERS (continued)

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, directors, and/or employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.) relating to the industry practices referenced above, as well as to allegedly excessive advisory fees, commissions, and/or 12b-1 fees. The lawsuits were filed in different courts throughout the country. Many of those suits are now pending in a multi-district litigation in the United States District Court for the District of Maryland.

The Company and fund management strongly believe that the claims made in each of the private lawsuits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Trust, it is committed to making the Trust or their shareholders whole, as appropriate.

FGC-21

Franklin Templeton Variable Insurance Products Trust

Franklin Global Communications Securities Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Global Communications Securities Fund (one of the funds constituting Franklin Templeton Variable Insurance Products Trust, hereafter referred to as the “Fund”) at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005, by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 10, 2006

FGC-22

Franklin Templeton Variable Insurance Products Trust

Tax Designation (unaudited)

Franklin Global Communications Securities Fund

Under Section 854(b)(2) of the Internal Revenue Code, the Fund designates 13.67% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2005.

FGC-23

FRANKLIN GROWTH AND INCOME SECURITIES FUND

This annual report for Franklin Growth and Income Securities Fund covers the fiscal year ended December 31, 2005.

Performance Summary as of 12/31/05

Average annual total return of Class 1 shares represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/05

	1-Year	5-Year	10-Year
Average Annual Total Return	+3.71%	+3.72%	+8.51%

Total Return Index Comparison for Hypothetical $10,000 Investment (1/1/96–12/31/05)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance is compared to the performance of the Standard & Poor’s 500 Index (S&P 500), the Russell 1000® Value Index and the Lipper VIP Equity Income Funds Classification Average, as well as the Consumer Price Index (CPI). One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

*Sources: Standard & Poor’s Micropal; Lipper Inc. Please see Index Descriptions following the Fund Summaries.

Franklin Growth and Income Securities Fund Class 1

Performance reflects the Fund’s Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares.

Current performance may differ from figures shown.

FGI-1

Fund Goals and Main Investments: Franklin Growth and Income Securities Fund seeks capital appreciation with current income as a secondary goal. The Fund normally invests primarily to predominantly in a broadly diversified portfolio of equity securities that the Fund’s manager considers to be financially strong but undervalued by the market.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. The Fund underperformed its benchmark, the Russell 1000 Value Index, which returned +7.05%, and its peers, as measured by the Lipper VIP Equity Income Funds Classification Average, which returned +6.08% for the period under review.1 The Fund also underperformed the broad stock market, as measured by the S&P 500, which returned +4.91%.1 Please note that the Fund invests primarily in stocks with above average dividend yields. As a result, its holdings and returns may differ from those of the Russell benchmark, which is based largely on book value and earnings growth potential, rather than dividend yield.

Economic and Market Overview

During the 12 months ended December 31, 2005, U.S. economic expansion was driven by strength across most industries, sectors and regions. Gross domestic product (GDP) rose during the period, benefiting from increased personal consumption, federal spending and business investment, which increased 24% in third quarter 2005 compared with the same quarter in 2004.2 Slower export growth combined with greater demand for imported goods and materials fueled a widening trade gap. The U.S. dollar rallied in 2005, supported by rising short-term domestic interest rates and strong economic growth in the U.S. relative to many of its major trading partners.

Many businesses enjoyed record profits, propelled largely by productivity gains. Earnings for companies in the S&P 500 were estimated to have increased 13% in 2005.3 The labor market firmed as employment increased and the unemployment rate dropped from 5.4% to 4.9% during the reporting period. Personal income rose, and hiring rebounded in many industries, bolstered by healthy business spending.

1. Sources: Standard & Poor’s Micropal; Lipper Inc. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

2. Source: Thomson Financial. Based on companies in the S&P 500.

3. Source: Standard & Poor’s.

Fund Risks: The Fund’s investments in stocks offer the potential for long-term gains but can be subject to short-term up-and-down price movements. Foreign investing, especially in emerging markets, involves additional risks including currency fluctuations, economic instability, and social and political developments. The Fund’s prospectus also includes a description of the main investment risks.

FGI-2

Oil prices remained high during the period largely due to potential long-term supply limitations and strong growth in global demand, especially from China and India. Natural gas prices rose during the second half of 2005 mainly because of expected rising demand with the onset of winter; however, near period-end prices retreated somewhat amid milder-than-expected weather conditions. Even with high commodity prices, inflation remained relatively contained for the 12 months ended December 31, 2005, as measured by the 2.2% rise for the core Consumer Price Index (CPI).4

Despite this inflation picture, the Federal Reserve Board raised the federal funds target rate from 2.25% to 4.25%. Compared with the rise in short-term interest rates, long-term rates remained relatively stable, supporting overall robust housing and commercial real estate activity, which contributed to economic growth. Throughout 2005, as short- and intermediate-term interest rates rose, the yield curve moved from a fairly normal steepness at the beginning of the period to relatively flat by the end of 2005.

In this environment, the blue chip stocks of the Dow Jones Industrial Average posted a one-year total return of +1.72%, while the broader S&P 500 and the technology-heavy NASDAQ Composite Index returned +4.91% and +2.12%.5

Investment Strategy

We are research driven, fundamental investors, pursuing a disciplined value-oriented strategy. As bottom-up investors focusing primarily on individual securities, we seek companies that offer current dividend yields and present, in our opinion, the best trade-off between valuation, potential earnings growth and business risk. Special emphasis is placed upon dividend yield as we believe that high relative dividend yield can be a good indicator of value.

Manager’s Discussion

During the year under review, the Fund’s positive performance on an absolute basis was mostly the result of strategic sector positioning and favorable stock selection in selected industries. Among the Fund’s top contributing sectors were electronic technology, consumer non-durables and energy minerals. In the electronic technology sector, shares of

4. Source: Bureau of Labor Statistics. Core CPI excludes food and energy costs.

5. Source: Standard & Poor’s Micropal. Please see Index Descriptions following the Fund Summaries.

What is the yield curve?

The yield curve is a graph illustrating the yields on bonds of the same credit quality with maturities ranging from the shortest to the longest available. The resulting curve shows if short-term interest rates are higher or lower than longer-term rates.

FGI-3

Hewlett-Packard rose 38% in response to corporate restructuring, and Rockwell Automation’s stock price gained 21% due mainly to strong ongoing demand for its factory automation products. We sold our stake in Hewlett Packard and selectively reduced our holdings in Rockwell Automation during the period. We also realized long-term profits after selling our stake in ATM and voting machine manufacturer Diebold. During the period, we bought shares of Embraer-Empresa Brasileira de Aeronautica, a leading manufacturer of small commercial airplanes. At the time of purchase, the stock had a 3% dividend yield. From the time of purchase through year-end, Embraer-Empresa’s total return was 22%. Within the consumer non-durables sector, our investments in Altria Group (sold during the period) and British American Tobacco each returned more than 27% due to a combination of strong fundamentals and favorable court rulings related to their tobacco businesses.

In line with broader economic trends in rising energy and commodity prices, the energy minerals and utilities sectors also had a positive absolute impact on Fund performance. However, both sectors had a negative impact on the Fund’s relative performance versus the benchmark, the Russell 1000 Value Index. Although our energy minerals sector allocation was on par with the index, most of our sector holdings were high dividend-paying integrated energy companies, which is consistent with our income-oriented strategy. The companies that benefited most from rising oil and natural gas prices, however, were often low or non-dividend-paying oil and gas producing and refining companies. During the period, we sold our investment in exploration company Kerr-McGee and initiated new positions in ConocoPhillips and natural gas producer Chesapeake Energy. The shares of many utility companies with low cost structures appreciated significantly during the period shortly after the passage of the federal energy bill earlier in the year. As a result, the Fund’s underweighted sector exposure dragged on the Fund’s relative performance. We initiated and added to positions in companies we believed were well positioned to benefit from industry trends such as American Electric Power, Dominion Resources, FirstEnergy and Entergy.

Despite the Fund’s positive returns during the review period, several of the Fund’s holdings detracted from performance. For example, within the finance sector, our investment in reinsurer Montpelier Re Holdings was especially disappointing as the company suffered severe losses from Hurricanes Katrina and Rita. We sold the stock at a 33% loss and reinvested the proceeds into XL Capital, which we bought and sold dur -

FGI-4

ing the period because we believed it was better positioned to benefit from higher reinsurance pricing. Our investment in regional bank Fifth Third Bancorp proved disappointing as well. We bought shares of credit card issuer MBNA and sold our entire position when the stock price gained 37% on an acquisition bid during the period, while our investment in St. Paul Travelers rose 23% in response to improving fundamentals.

Major changes to the Fund’s portfolio over the past 12 months included the sale of Johnson & Johnson, Abbott Laboratories and Merck & Co. and the purchase of Eli Lilly & Co. within our health technology investments. We realized profits as Abbott and Johnson & Johnson met price targets, but realized a 12% loss on the sale of our investment in Merck. We were concerned about Merck’s exposure to patent expirations. We reinvested proceeds into Eli Lilly, which we believed had little near-term patent exposure risk and a favorable new drug pipeline. Among our consumer non-durable holdings, we sold our investment in Sara Lee due to our evaluation of its poor fundamentals and initiated a position in Diageo, a leading manufacturer and distributor of alcoholic beverages. At the time of purchase, Diageo offered a 3.6% dividend yield and what we believed were attractive growth prospects. Among our producer manufacturing holdings, we initiated a new position in Autoliv during the year. Autoliv is a leading manufacturer of auto safety equipment and has been aggressively buying back its stock in addition to increasing its dividend payout in recent years. We added to our existing stake in 3M. 3M has the reputation as one of the world’s best-managed companies, and we acquired shares during a lull in its stock price. Within the communications sector, we sold our investment in Verizon while initiating a position in Sprint Nextel and bought back shares of SBC Communications. We believed Sprint Nextel was well positioned as a wireless carrier and that SBC maintained a superior business plan to Verizon in terms of its broadband product roll-out and anticipated merger with AT&T. At the end of October, SBC formally changed its name to AT&T. The company’s dividend yield of 5.4% was also very attractive in our opinion.

We believe attitudes toward dividends have experienced a positive change in recent years. According to Baseline data, annual dividends paid by S&P 500 companies increased 14% during the past year and 37% during the past 32 months following the Jobs and Growth Tax Relief Reconciliation Act of 2003. Also, as the ratio of dividends paid to earnings remains low from a historical perspective, we believe corpo -

FGI-5

rations can continue to grow their dividends at above long-term average rates. Franklin Growth and Income Securities Fund specifically seeks to invest in well-established companies when they sell at attractive valuations and offer above-average dividend yields. We believe the Fund is well positioned to benefit from changing attitudes toward dividends and dividend paying stocks because of their favorable historical investment performance.

Thank you for your participation in Franklin Growth and Income Securities Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2005, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the adviser makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Top 10 Holdings

Franklin Growth and Income Securities Fund 12/31/05

Company Sector/Industry	% of Total Net Assets

Citigroup Inc.	4.5%
Finance

Exxon Mobil Corp.	3.9%
Energy Minerals

Bank of America Corp.	3.6%
Finance

Chevron Corp.	3.3%
Energy Minerals

General Electric Co.	3.0%
Producer Manufacturing

JPMorgan Chase & Co.	2.3%
Finance

Royal Dutch Shell PLC, B, ADR	2.2%
Energy Minerals

Wachovia Corp.	2.1%
Finance

Raytheon Co.	1.9%
Electronic Technology

The Dow Chemical Co.	1.8%
Process Industries

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments.

FGI-6

Fund Expenses

As an investor in a variable insurance contract (“Contract”) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, redemption fees, surrender fees, transfer fees and premium taxes.

•	Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table below are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract level. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table below provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 × $7.50 = $64.50.

Franklin Growth and Income Securities Fund Class 1

FGI-7

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 1	Beginning Account Value 7/1/05	Ending Account Value 12/31/05	Fund-Level Expenses Incurred During Period* 7/1/05-12/31/05
Actual	$1,000	$1,036.50	$2.62
Hypothetical (5% return before expenses)	$1,000	$1,022.63	$2.60

*Expenses are equal to the annualized expense ratio for the Fund’s Class 1 shares (0.51%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

FGI-8

Franklin Templeton Variable Insurance Products Trust

Financial Highlights

Franklin Growth and Income Securities Fund

	Year Ended December 31,
Class 1	2005	2004	2003	2002	2001
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$15.60	$14.44	$11.82	$15.27	$17.16

Income from investment operations:
Net investment income[a]	0.42	0.40	0.36	0.39	0.37 [c]
Net realized and unrealized gains (losses)	0.15	1.14	2.66	(2.58)	(0.70)[c]

Total from investment operations	0.57	1.54	3.02	(2.19)	(0.33)

Less distributions from:
Net investment income	(0.43)	(0.38)	(0.40)	(0.42)	(0.05)
Net realized gains	(0.14)	—	—	(0.84)	(1.51)

Total distributions	(0.57)	(0.38)	(0.40)	(1.26)	(1.56)

Net asset value, end of year	$15.60	$15.60	$14.44	$11.82	$15.27

Total return[b]	3.71%	10.91%	26.06%	(15.53)%	(2.02)%
Ratios/supplemental data
Net assets, end of year (000’s)	$405,245	$471,596	$505,393	$455,680	$646,851
Ratios to average net assets:
Expenses	0.51%	0.52%	0.53%	0.53%	0.51%
Net investment income	2.74%	2.77%	2.92%	2.85%	2.31% [c]
Portfolio turnover rate	43.89%	40.15%	43.18%	96.61%	119.78%

aBased on average daily shares outstanding.

bTotal return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

cEffective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing all premium and discount on fixed-income securities, as required. The effect of this change was as follows:

Net investment income per share	$(0.026)
Net realized and unrealized gains (losses) per share	0.026
Ratio of net investment income to average net assets	(0.17)%

See notes to financial statements.

FGI-9

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Franklin Growth and Income Securities Fund (continued)

	Year Ended December 31,
Class 2	2005	2004	2003	2002	2001
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$15.43	$14.31	$11.74	$15.20	$17.13

Income from investment operations:
Net investment income[a]	0.38	0.37	0.33	0.34	0.33 [c]
Net realized and unrealized gains (losses)	0.15	1.12	2.63	(2.54)	(0.70)[c]

Total from investment operations	0.53	1.49	2.96	(2.20)	(0.37)

Less distributions from:
Net investment income	(0.40)	(0.37)	(0.39)	(0.42)	(0.05)
Net realized gains	(0.14)	—	—	(0.84)	(1.51)

Total distributions	(0.54)	(0.37)	(0.39)	(1.26)	(1.56)

Net asset value, end of year	$15.42	$15.43	$14.31	$11.74	$15.20

Total return[b]	3.51%	10.61%	25.70%	(15.72)%	(2.28)%
Ratios/supplemental data
Net assets, end of year (000’s)	$313,286	$263,146	$136,824	$38,379	$11,789
Ratios to average net assets:
Expenses	0.76%	0.77%	0.78%	0.78%	0.76%
Net investment income	2.49%	2.52%	2.67%	2.60%	2.13% [c]
Portfolio turnover rate	43.89%	40.15%	43.18%	96.61%	119.78%

aBased on average daily shares outstanding.

bTotal return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

cEffective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing all premium and discount on fixed-income securities, as required. The effect of this change was as follows:

Net investment income per share	$(0.026)
Net realized and unrealized gains (losses) per share	0.026
Ratio of net investment income to average net assets	(0.17)%

See notes to financial statements.

FGI-10

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2005

Franklin Growth and Income Securities Fund	Country	Shares	Value
Long Term Investments 99.1%
Common Stocks 95.3%
Commercial Services 1.6%
R. R. Donnelley & Sons Co.	United States	333,800	$11,419,298

Communications 5.1%
Alltel Corp.	United States	131,100	8,272,410
AT&T Inc.	United States	514,072	12,589,623
BellSouth Corp.	United States	385,800	10,455,180
Sprint Nextel Corp.	United States	238,300	5,566,688

			36,883,901

Consumer Non-Durables 7.1%
Anheuser-Busch Cos. Inc.	United States	254,600	10,937,616
British American Tobacco PLC	United Kingdom	325,400	7,277,847
The Coca-Cola Co.	United States	259,700	10,468,507
Diageo PLC, ADR	United Kingdom	95,900	5,590,970
General Mills Inc.	United States	158,400	7,812,288
Unilever NV, N.Y. shs.	Netherlands	128,300	8,807,795

			50,895,023

Consumer Services 4.1%
Carnival Corp.	United States	160,900	8,603,323
[a]CCE Spinco Inc.	United States	27,000	353,700
Clear Channel Communications Inc.	United States	216,000	6,793,200
Dow Jones & Co. Inc.	United States	96,300	3,417,687
Viacom Inc., B	United States	308,100	10,044,060

			29,211,970

Electronic Technology 6.5%
Empresa Brasileira de Aeronautica SA, ADR	Brazil	241,600	9,446,560
Microchip Technology Inc.	United States	247,200	7,947,480
Nokia Corp., ADR	Finland	487,800	8,926,740
Raytheon Co.	United States	339,700	13,638,955
Rockwell Automation Inc.	United States	110,100	6,513,516

			46,473,251

Energy Minerals 12.3%
BP PLC, ADR	United Kingdom	125,600	8,066,032
Chevron Corp.	United States	421,116	23,906,755
ConocoPhillips	United States	218,600	12,718,148
Exxon Mobil Corp.	United States	496,044	27,862,792
Royal Dutch Shell PLC, B, ADR	United Kingdom	248,169	16,014,346

			88,568,073

Finance 26.6%
American International Group Inc.	United States	91,700	6,256,691
Arthur J. Gallagher & Co.	United States	275,900	8,519,792
Bank of America Corp.	United States	556,912	25,701,489
Citigroup Inc.	United States	673,000	32,660,690
Fannie Mae	United States	229,700	11,211,657
Freddie Mac	United States	171,700	11,220,595
JPMorgan Chase & Co.	United States	413,970	16,430,469
Marsh & McLennan Cos. Inc.	United States	334,500	10,623,720
Morgan Stanley	United States	214,300	12,159,382
Old Republic International Corp.	United States	264,500	6,945,770
The St. Paul Travelers Cos. Inc.	United States	238,500	10,653,795
U.S. Bancorp	United States	407,500	12,180,175

FGI-11

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2005 (continued)

Franklin Growth and Income Securities Fund	Country	Shares	Value
Long Term Investments (cont.)
Common Stocks (cont.)
Finance (cont.)
Wachovia Corp.	United States	280,300	$14,816,658
Washington Mutual Inc.	United States	262,800	11,431,800

			190,812,683

Health Technology 5.8%
Bristol-Myers Squibb Co.	United States	290,800	6,682,584
Eli Lilly and Co.	United States	100,800	5,704,272
GlaxoSmithKline PLC, ADR	United Kingdom	197,400	9,964,752
Pall Corp.	United States	161,900	4,348,634
Pfizer Inc.	United States	528,600	12,326,952
Wyeth	United States	64,600	2,976,122

			42,003,316

Industrial Services 1.1%
Waste Management Inc.	United States	250,300	7,596,605

Non-Energy Minerals 1.3%
Alcoa Inc.	United States	307,900	9,104,603

Process Industries 2.4%
Cabot Corp.	United States	125,100	4,478,580
The Dow Chemical Co.	United States	298,700	13,089,034

			17,567,614

Producer Manufacturing 9.0%
3M Co.	United States	168,800	13,082,000
Autoliv Inc.	Sweden	124,800	5,668,416
General Electric Co.	United States	617,500	21,643,375
Honeywell International Inc.	United States	271,900	10,128,275
PACCAR Inc.	United States	40,600	2,810,738
Pitney Bowes Inc.	United States	263,100	11,115,975

			64,448,779

Real Estate Investment Trusts 0.8%
iStar Financial Inc.	United States	159,600	5,689,740

Retail Trade 2.0%
Gap Inc.	United States	421,000	7,426,440
Wal-Mart Stores Inc.	United States	154,300	7,221,240

			14,647,680

Technology Services 2.3%
Automatic Data Processing Inc.	United States	124,100	5,694,949
Microsoft Corp.	United States	426,700	11,158,205

			16,853,154

Transportation 1.0%
United Parcel Service Inc., B	United States	95,000	7,139,250

Utilities 6.3%
American Electric Power Co. Inc.	United States	203,100	7,532,979
Dominion Resources Inc.	United States	142,800	11,024,160
Entergy Corp.	United States	104,500	7,173,925
FirstEnergy Corp.	United States	232,200	11,375,478
Scottish Power PLC	United Kingdom	367,300	3,434,492
Xcel Energy Inc.	United States	238,300	4,399,018

			44,940,052

Total Common Stocks (Cost $573,534,910)			684,254,992

FGI-12

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2005 (continued)

Franklin Growth and Income Securities Fund	Country	Shares	Value
Long Term Investments (cont.)
Convertible Preferred Stocks 3.8%
Energy Minerals 1.3%
Chesapeake Energy Corp., 5.00%, cvt. pfd.	United States	66,700	$9,162,913

Finance 1.1%
E*TRADE Financial Corp., 6.125%, cvt. pfd.	United States	280,000	7,930,160

Health Technology 0.8%
Schering-Plough Corp., 6.00%, cvt. pfd.	United States	107,600	5,787,804

Non-Energy Minerals 0.6%
Freeport-McMoRan Copper & Gold Inc., 5.50%, cvt. pfd.	United States	3,900	4,579,575

Total Convertible Preferred Stocks (Cost $25,885,427)			27,460,452

Total Long Term Investments (Cost $599,420,337)			711,715,444

		Principal Amount
Short Term Investment (Cost $18,722,695) 2.6%
Repurchase Agreement 2.6%
[b]Joint Repurchase Agreement, 3.999%, 1/03/06 (Maturity Value $18,731,014)	United States	$18,722,695	18,722,695
ABN AMRO Bank, N.V., New York Branch (Maturity Value $1,725,688)
Banc of America Securities LLC (Maturity Value $1,763,150)
Barclays Capital Inc. (Maturity Value $1,763,150)
Bear, Stearns & Co. Inc. (Maturity Value $1,500,730)
BNP Paribas Securities Corp. (Maturity Value $1,763,150)
Deutsche Bank Securities Inc. (Maturity Value $750,553)
Goldman, Sachs & Co. (Maturity Value $1,275,582)
Greenwich Capital Markets Inc. (Maturity Value $1,763,150)
Lehman Brothers Inc. (Maturity Value $1,173,873)
Merrill Lynch Government Securities Inc. (Maturity Value $1,763,150)
Morgan Stanley & Co. Inc. (Maturity Value $1,725,688)
UBS Securities LLC (Maturity Value $1,763,150)

Collateralized by U.S. Government Agency Securities, 1.875 - 7.25%, 2/15/06 - 11/15/10;
[c]U.S. Government Agency Discount Notes, 1/09/06 - 1/27/06; and U.S. Treasury Notes, 2.375 - 5.75%, 8/15/06 - 8/15/10

Total Investments (Cost $618,143,032) 101.7%			730,438,139
Other Assets, less Liabilities (1.7)%			(11,906,681)

Net Assets 100.0%			$718,531,458

Selected Portfolio Abbreviations

ADR - American Depository Receipt

aNon-income producing.

bSee Note 1(c) regarding joint repurchase agreement.

cA portion or all of the security is traded on a discount basis with no stated coupon rate.

See notes to financial statements.

FGI-13

Franklin Templeton Variable Insurance Products Trust

Financial Statements

Statement of Assets and Liabilities

December 31, 2005

Franklin Growth and Income Securities Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$599,420,337
Cost - Repurchase agreement	18,722,695

Total cost of investments	$618,143,032

Value - Unaffiliated issuers	$711,715,444
Value - Repurchase agreement	18,722,695

Total value of investments	730,438,139
Receivables:
Investment securities sold	23,142
Capital shares sold	158,110
Dividends	1,104,794
Other assets	7,203

Total assets	731,731,388

Liabilities:
Payables:
Investment securities purchased	12,222,680
Capital shares redeemed	500,901
Affiliates	429,885
Accrued expenses and other liabilities	46,464

Total liabilities	13,199,930

Net assets, at value	$718,531,458

Net assets consist of:
Paid-in capital	$555,675,621
Undistributed net investment income	17,673,234
Net unrealized appreciation (depreciation)	112,295,107
Accumulated net realized gain (loss)	32,887,496

Net assets, at value	$718,531,458

Class 1:
Net assets, at value	$405,245,053

Shares outstanding	25,973,344

Net asset value and offering price per share	$15.60

Class 2:
Net assets, at value	$313,286,405

Shares outstanding	20,315,321

Net asset value and offering price per share	$15.42

See notes to financial statements.

FGI-14

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Operations

for the year ended December 31, 2005

Franklin Growth and Income Securities Fund
Investment income:
Dividends	$22,601,536
Interest	735,400
Other income (Note 7)	301,756

Total investment income	23,638,692

Expenses:
Management fees (Note 3a)	3,525,366
Distribution fees - Class 2 (Note 3c)	736,507
Unaffiliated transfer agent fees	3,431
Custodian fees (Note 4)	17,012
Reports to shareholders	136,682
Professional fees	24,672
Trustees’ fees and expenses	4,013
Other	17,397

Total expenses	4,465,080
Expense reductions (Note 4)	(234)

Net expenses	4,464,846

Net investment income	19,173,846

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	37,566,093
Written options (Note 6)	115,904
Foreign currency transactions	22,796

Net realized gain (loss)	37,704,793

Net change in unrealized appreciation (depreciation) on investments	(31,118,975)

Net realized and unrealized gain (loss)	6,585,818

Net increase (decrease) in net assets resulting from operations	$25,759,664

See notes to financial statements.

FGI-15

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statements of Changes in Net Assets

	Franklin Growth and Income Securities Fund
	Year Ended December 31,
	2005	2004

Increase (decrease) in net assets:
Operations:
Net investment income	$19,173,846	$18,156,837
Net realized gain (loss) from investments, written options and foreign currency transactions	37,704,793	35,568,635
Net change in unrealized appreciation (depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	(31,118,975)	16,807,039

Net increase (decrease) in net assets resulting from operations	25,759,664	70,532,511

Distributions to shareholders from:
Net investment income:
Class 1	(11,924,016)	(12,401,222)
Class 2	(7,761,039)	(4,840,001)
Net realized gains:
Class 1	(3,769,277)	—
Class 2	(2,607,494)	—

Total distributions to shareholders	(26,061,826)	(17,241,223)

Capital share transactions: (Note 2)
Class 1	(65,863,770)	(70,034,212)
Class 2	49,956,179	109,267,049

Total capital share transactions	(15,907,591)	39,232,837

Net increase (decrease) in net assets	(16,209,753)	92,524,125
Net assets:
Beginning of year	734,741,211	642,217,086

End of year	$718,531,458	$734,741,211

Undistributed net investment income included in net assets:
End of year	$17,673,234	$17,939,158

See notes to financial statements.

FGI-16

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements

Franklin Growth and Income Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of twenty-two separate series. The Franklin Growth and Income Securities Fund (the Fund) included in this report is diversified. The financial statements of the remaining funds in the series are presented separately. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. As of December 31, 2005, 81.09% of the Fund’s shares were sold through one insurance company.

The following summarizes the Fund’s significant accounting policies.

a. Security Valuation

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust’s Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust’s Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

FGI-17

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Growth and Income Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

c. Joint Repurchase Agreement

The Fund may enter into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account with other funds managed by the investment manager or an affiliate of the investment manager and is used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund’s custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. Repurchase agreements are valued at cost. At December 31, 2005, all repurchase agreements held by the Fund had been entered into on December 30, 2005.

d. Foreign Currency Contracts

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.

e. Options

The Fund may purchase or write options. Options are contracts entitling the holder to purchase or sell a specified number of shares or units of a particular security at a specified price. Options purchased are recorded as investments; options written (sold) are recorded as liabilities. Upon closing of an option, other than by exercise, which results in a cash settlement, the difference between the premium (original option value) and the settlement proceeds is realized as a gain or loss. When securities are acquired or delivered upon exercise of an option, the acquisition cost or sale proceeds are adjusted by the amount of the premium. When an option is closed, the difference between the premium and the cost to close the position is realized as a gain or loss. When an option expires, the premium is realized as a gain for options written or as a loss for options purchased. The risks include the possibility there may be an illiquid options market or the inability of the counterparties to fulfill their obligations under the contract. Writing options involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities.

f. Income Taxes

No provision has been made for U.S. income taxes because the Fund’s policy is to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

g. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Such distributions are reinvested in additional shares of the Fund. Distributable earnings determined

FGI-18

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Growth and Income Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

g. Security Transactions, Investment Income, Expenses and Distributions (continued)

on a tax basis may differ from earnings recorded in accordance with generally accepted accounting principles. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

h. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

i. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

The Fund offers two classes of shares: Class 1, and Class 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

At December 31, 2005, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2005		2004
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	141,140	$2,160,279	65,089	$960,180
Shares issued in reinvestment of distributions	1,029,744	15,693,293	860,001	12,401,222
Shares redeemed	(5,433,756)	(83,717,342)	(5,688,684)	(83,395,614)

Net increase (decrease)	(4,262,872)	$(65,863,770)	(4,763,594)	$(70,034,212)

Class 2 Shares:
Shares sold	3,988,669	$60,891,872	7,972,875	$116,185,316
Shares issued in reinvestment of distributions	687,569	10,368,533	338,698	4,840,001
Shares redeemed	(1,409,768)	(21,304,226)	(820,856)	(11,758,268)

Net increase (decrease)	3,266,470	$49,956,179	7,490,717	$109,267,049

FGI-19

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Growth and Income Securities Fund

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $10 billion
0.440%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	In excess of $15 billion

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Fund’s Board of Trustees has adopted distribution plans for Class 2 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets. The Board of Trustees has set the current rate at 0.25% per year.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2005, the custodian fees were reduced as noted in the Statement of Operations.

FGI-20

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Growth and Income Securities Fund

5. INCOME TAXES

For tax purposes, realized currency losses occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At December 31, 2005, the Fund deferred realized currency losses of $3,652.

The tax character of distributions paid during the years ended December 31, 2005 and 2004, was as follows:

	2005	2004
Distributions paid from:
Ordinary income	$19,685,055	$17,241,223
Long term capital gain	6,376,771	—

	$26,061,826	$17,241,223

At December 31, 2005, the cost of investments, net unrealized appreciation (depreciation) undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments	$620,060,312

Unrealized appreciation	$119,491,611
Unrealized depreciation	(9,113,784)

Net unrealized appreciation (depreciation)	$110,377,827

Undistributed ordinary income	$19,876,084
Undistributed long term capital gains	32,605,577

Distributable earnings	$52,481,661

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions and bond discounts and premiums.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions and bond discounts and premiums.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2005, aggregated $315,432,794 and $308,046,197, respectively.

Transactions in options written during the year ended December 31, 2005, were as follows:

	Number of Contracts	Premiums Received
Options outstanding at December 31, 2004	—	$—
Options written	2,418	178,932
Options closed	(2,418)	(178,932)

Options outstanding at December 31, 2005	—	$—

FGI-21

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Growth and Income Securities Fund

7. REGULATORY MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares, Franklin Resources, Inc. and certain of its subsidiaries (collectively, the “Company”), entered into settlements with certain of those regulators.

Specifically, the Company entered into settlements with the Securities and Exchange Commission (“SEC”) concerning market timing (the “August 2, 2004 SEC Order”) and marketing support payments to securities dealers who sell fund shares (the “December 13, 2004 SEC Order”) and with the California Attorney General’s Office (“CAGO”) concerning marketing support payments to securities dealers who sell fund shares (the “CAGO Settlement”). Under the terms of the settlements with the SEC and the CAGO, the Company retained an Independent Distribution Consultant (“IDC”) to develop a plan for distribution of the respective settlement monies. The CAGO approved the distribution plan under the CAGO Settlement and, in accordance with the terms and conditions of that settlement, the monies were disbursed to the relevant funds and are recorded as other income in the current period. The SEC has not yet approved the distribution plan pertaining to the December 13, 2004 SEC Order. When approved, disbursements of settlement monies will be made promptly to the relevant funds, in accordance with the terms and conditions of that order. The IDC continues to develop the plan of distribution under the August 2, 2004 SEC Order that resolved the SEC’s market timing investigation.

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, directors, and/or employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.) relating to the industry practices referenced above, as well as to allegedly excessive advisory fees, commissions, and/or 12b-1 fees. The lawsuits were filed in different courts throughout the country. Many of those suits are now pending in a multi-district litigation in the United States District Court for the District of Maryland.

The Company and fund management strongly believe that the claims made in each of the private lawsuits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Trust, it is committed to making the Trust or their shareholders whole, as appropriate.

FGI-22

Franklin Templeton Variable Insurance Products Trust

Franklin Growth and Income Securities Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Growth and Income Securities Fund (one of the funds constituting Franklin Templeton Variable Insurance Products Trust, hereafter referred to as the “Fund”) at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 10, 2006

FGI-23

Franklin Templeton Variable Insurance Products Trust

Tax Designation (unaudited)

Franklin Growth and Income Securities Fund

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Fund designates the maximum amount allowable but no less than $32,607,913 as a capital gain dividend for the fiscal year ended December 31, 2005.

Under Section 854(b)(2) of the Code, the Fund designates 94.28% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2005.

FGI-24

FRANKLIN HIGH INCOME FUND

We are pleased to bring you Franklin High Income Fund’s annual report for the fiscal year ended December 31, 2005.

Performance Summary as of 12/31/05

Average annual total return of Class 1 shares represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/05

	1-Year	5-Year	10-Year
Average Annual Total Return	+3.72%	+7.19%	+4.67%

Total Return Index Comparison

for Hypothetical $10,000 Investment (1/1/96–12/31/05)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance is compared to the performance of the CSFB High Yield Index and the Lipper VIP High Current Yield Funds Classification Average. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

*Sources: CSFB; Lipper Inc. Please see Index Descriptions following the Fund Summaries.

Franklin High Income Fund – Class 1

Performance reflects the Fund’s Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares.

Current performance may differ from figures shown.

Fund Goals and Main Investments: Franklin High Income Fund seeks a high level of current income with capital appreciation as a secondary goal. The Fund normally invests primarily to predominantly in high yield, lower quality debt securities. The Fund may also invest in foreign securities, including a small portion in emerging markets.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. The Fund outperformed its benchmark, the CSFB High Yield Index, which returned +2.26% for the period under review.1 The Fund also outperformed its peers, as measured by the +2.56% return of the Lipper VIP High Current Yield Funds Classification Average.1

Economic and Market Overview

The economy continued to grow at a healthy pace during the year under review. Over the reporting period, nonfarm payroll data, as well as other indexes, showed growing employment. This along with other factors helped consumer spending increase 6.25% (not adjusted for inflation) in December 2005 compared with the same month a year earlier, which supported U.S. economic growth.2

Business spending also rose during the reporting period, contributing to economic growth. Historically low interest rates continued to allow many companies easy access to capital, and ample cash also helped some companies to support their spending plans.

Oil prices increased substantially during the period amid concerns about potential long-term supply limitations in the face of expected strong growth in global demand, especially from China and India. Despite high commodity prices, inflation remained relatively contained for the 12 months ended December 31, 2005, as measured by the 2.2% rise for the core Consumer Price Index (CPI), which was the same as the core CPI’s 10-year average.3 The Federal Reserve Board (Fed) noted some economic effects due to the recent hurricanes. However, acknowledging the economy’s strength as well as potential inflationary pressure from high energy prices, the Fed raised the federal funds target rate to 4.25% from 2.25% during the 12-month period.

1. Sources: CSFB; Lipper Inc. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

2. Source: Bureau of Economic Analysis.

3. Source: Bureau of Labor Statistics. Core CPI excludes food and energy costs.

Fund Risks: Because the Fund invests in bonds and other debt obligations, the Fund’s share price and yield will be affected by interest rate movements. Bond prices generally move in the opposite direction from interest rates. Thus, as the prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. High yield, lower-rated (junk) bonds generally have greater price swings and higher default risks. Foreign investing, especially in emerging markets, involves additional risks including currency fluctuations, economic instability, and social and political developments. The Fund’s prospectus also includes a description of the main investment risks.

The 10-year Treasury note fluctuated considerably over the past year, but overall its yield rose from 4.24% at the beginning of the period to 4.39% on December 31, 2005. Although core inflationary pressures appeared relatively well contained, the U.S. economy’s resilience caused some concern about future pricing pressures. Some market participants also pointed to the upcoming change in the Fed chairman as another possible catalyst for the 10-year Treasury’s rise, as there is some market perception that Ben Bernanke, the next Fed chairman, may tolerate higher inflation risk. However, Mr. Bernanke is reported to share many of retiring chairman Alan Greenspan’s economic philosophies. Furthermore, it is likely to take some time before his approach to dealing with inflation is apparent.

The high yield bond market started 2005 with valuations that were somewhat rich compared to longer-term averages, but were supported by favorable fundamental credit trends. However, the prospect of credit ratings downgrades for automotive manufacturers General Motors (GM) and Ford to below investment-grade status put technical pressure on the market, and yield spreads widened in mid-March, erasing the then year-to-date gains. Once the downgrade of GM became a reality later in the year, the market actually rallied as GM’s transition from investment grade to high yield went relatively smoothly in the marketplace. The moderate rise in intermediate-term interest rates over the course of the year had a dampening impact on the high yield market’s returns. Overall, however, positive corporate earnings growth, strong corporate balance sheet liquidity and relatively low level of equity market volatility tended to support the high yield asset class, which posted a positive total return for the year. Consequently, valuations ended 2005 at levels still tight compared to longer-term averages, although a little cheaper than they stood at the beginning of 2005.

Investment Strategy

We are disciplined, fundamental investors who mainly rely on our analysts’ in-depth industry expertise to evaluate companies. We generally perform independent analysis of the corporate debt securities being considered for the Fund’s portfolio, rather than relying principally on the ratings assigned by rating agencies. In our analysis, we may consider a variety of factors: a security’s relative value based on such factors as anticipated cash flow, interest or dividend coverage, asset coverage and earnings prospects; the experience and strength of a company’s management; the company’s sensitivity to changes in interest rates and business conditions; the company’s debt maturity schedules and borrowing requirements; and the company’s changing financial condition and market recognition of the change.

Manager’s Discussion

During the fiscal year, the Fund maintained what we considered a fairly neutral risk positioning versus the CSFB High Yield Index based on our assessment of the market’s valuation, as we sought to drive performance through security selection and industry positioning.

Although security selection was a driver for the Fund’s relative performance, certain industry positioning also contributed to the Fund’s return. For example, the Fund held no airline positions and was underweighted in the automotive industry.4 These sectors struggled throughout the year and were the two worst performing within the CSFB High Yield Index, which helped the Fund’s absolute and relative performance. The wireless communications sector notably outperformed the overall benchmark’s return, driven by healthy operating performance and continued consolidation in the industry; therefore, the Fund’s overweighted position in the sector benefited the Fund’s relative return.

During the reporting period, certain industry weightings had a negative effect on performance. For example, the Fund’s positioning relative to the CSFB High Yield Index in the energy sector was a drag on performance. The energy sector was among the top performing in the market, and the Fund was slightly underweighted during the year, hindering relative performance.

Thank you for your participation in Franklin High Income Fund. We look forward to serving your future investment needs.

4. In the SOI, automotive holdings are in the consumer durables and producer manufacturing sectors.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2005, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the adviser makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Top 10 Sectors/Industries

Franklin High Income Fund

Based on Total Net Assets

12/31/05

Consumer Services	17.9%

Communications	11.9%

Utilities	10.5%

Process Industries	9.6%

Producer Manufacturing	6.9%

Health Services	6.7%

Energy Minerals	5.7%

Electronic Technology	4.8%

Commercial Services	4.0%

Consumer Durables	3.9%

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments.

Fund Expenses

As an investor in a variable insurance contract (“Contract”) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, redemption fees, surrender fees, transfer fees and premium taxes.
•	Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table below are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract level. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table below provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 × $7.50 = $64.50.

Franklin High Income Fund – Class 1

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 1	Beginning Account Value 7/1/05	Ending Account Value 12/31/05	Fund-Level Expenses Incurred During Period* 7/1/05-12/31/05
Actual	$1,000	$1,024.00	$3.01
Hypothetical (5% return before expenses)	$1,000	$1,022.23	$3.01

*Expenses are equal to the annualized expense ratio for the Fund’s Class 1 shares (0.59%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights

Franklin High Income Fund

	Year Ended December 31,
Class 1	2005	2004	2003	2002	2001

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$6.99	$6.81	$5.67	$7.44	$8.54

Income from investment operations:
Net investment income[a]	0.48	0.49	0.51	0.63	0.87	[c]
Net realized and unrealized gains (losses)	(0.23)	0.15	1.21	(1.30)	(0.50)[c]

Total from investment operations	0.25	0.64	1.72	(0.67)	0.37

Less distributions from net investment income	(0.42)	(0.46)	(0.58)	(1.10)	(1.47)

Net asset value, end of year	$6.82	$6.99	$6.81	$5.67	$7.44

Total return[b]	3.72%	10.04%	31.50%	(9.55)%	4.26%
Ratios/supplemental data
Net assets, end of year (000’s)	$87,814	$109,569	$136,218	$111,746	$151,924
Ratios to average net assets:
Expenses	0.60%	0.62%	0.62%	0.63%	0.62%
Net investment income	6.96%	7.17%	8.19%	9.92%	10.63%	[c]
Portfolio turnover rate	47.60%	59.87%	52.01%	56.01%	30.03%

aBased on average daily shares outstanding.

bTotal return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

cEffective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing all premium and discount on fixed-income securities, as required. The effect of this change was a follows:

Net investment income per share	(0.004)
New realized and unrealized gains (losses) per share	0.004
Ratio of net investment income to average net assets	(0.05)%

See notes to financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Franklin High Income Fund (continued)

	Year Ended December 31,
Class 2	2005	2004	2003	2002	2001

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$6.90	$6.73	$5.62	$7.41	$8.50

Income from investment operations:
Net investment income[a]	0.45	0.46	0.48	0.56	0.84 [c]
Net realized and unrealized gains (losses)	(0.23)	0.16	1.21	(1.25)	(0.48)[c]

Total from investment operations	0.22	0.62	1.69	(0.69)	0.36

Less distributions from net investment income	(0.41)	(0.45)	(0.58)	(1.10)	(1.45)

Net asset value, end of year	$6.71	$6.90	$6.73	$5.62	$7.41

Total return[b]	3.31%	9.87%	31.18%	(9.96)%	4.18%
Ratios/supplemental data
Net assets, end of year (000’s)	$139,413	$122,579	$58,681	$7,326	$832
Ratios to average net assets:
Expenses	0.85%	0.87%	0.87%	0.88%	0.87%
Net investment income	6.71%	6.92%	7.94%	9.67%	10.39%[c]
Portfolio turnover rate	47.60%	59.87%	52.01%	56.01%	30.03%

aBased on average daily shares outstanding.

bTotal return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

cEffective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing all premium and discount on fixed-income securities, as required. The effect of this change was a follows:

Net investment income per share	(0.004)
New realized and unrealized gains (losses) per share	0.004
Ratio of net investment income to average net assets	(0.05)%

See notes to financial statements.

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2005

Franklin High Income Fund	Country	Principal AmountC	Value
Long Term Investments 94.9%
Corporate Bonds 94.9%
Commercial Services 4.0%
Corrections Corp. of America, senior note, 7.50%, 5/01/11	United States	2,000,000	$2,080,000
Dex Media Inc., B, 8.00%, 11/15/13	United States	500,000	512,500
Dex Media West LLC, senior sub. note, 9.875%, 8/15/13	United States	1,500,000	1,672,500
JohnsonDiversey Holdings Inc., senior disc. note, zero cpn. to 5/17/07, 10.67% thereafter, 5/15/13	United States	3,000,000	2,400,000
Lamar Media Corp., senior sub. note,
7.25%, 1/01/13	United States	2,000,000	2,085,000
6.625%, 8/15/15	United States	300,000	302,625

			9,052,625

Communications 11.9%
[a]Centennial Communications Corp., senior note, 144A, 10.00%, 1/01/13	United States	2,500,000	2,537,500
Dobson Cellular Systems Inc., senior secured note, 9.875%, 11/01/12	United States	2,000,000	2,215,000
Inmarsat Finance PLC, senior note, 7.625%, 6/30/12	United Kingdom	1,496,000	1,550,230
zero cpn. to 11/15/08, 10.375% thereafter, 11/15/12	United Kingdom	600,000	503,250
[a]Intelsat Bermuda Ltd., senior note, 144A, 8.25%, 1/15/13	Bermuda	2,200,000	2,233,000
MCI Inc., senior note, 7.688%, 5/01/09	United States	2,500,000	2,587,500
Millicom International Cellular SA, senior note, 10.00%, 12/01/13	Luxembourg	2,200,000	2,282,500
Nextel Communications Inc., senior note, D, 7.375%, 8/01/15	United States	2,000,000	2,112,284
Qwest Communications International Inc., senior note, 7.50%, 2/15/14	United States	2,000,000	2,065,000
[a]144A, 7.50%, 2/15/14	United States	2,000,000	2,065,000
Rogers Wireless Inc., senior secured note, 7.25%, 12/15/12	Canada	2,200,000	2,323,750
Time Warner Telecom Holdings Inc., senior note, 9.25%, 2/15/14	United States	2,500,000	2,650,000
[a]Wind Acquisition Fin SA, senior note, 144A, 10.75%, 12/01/15	Italy	1,800,000	1,867,500

			26,992,514

Consumer Durables 3.9%
D.R. Horton Inc., senior note, 8.50%, 4/15/12	United States	2,000,000	2,146,816
General Motors Acceptance Corp., 6.875%, 8/28/12	United States	2,500,000	2,256,235
General Motors Corp., senior deb., 8.25%, 7/15/23	United States	500,000	323,750
Simmons Co., senior sub. note, 7.875%, 1/15/14	United States	2,000,000	1,860,000
William Lyon Homes Inc., senior note, 7.625%, 12/15/12	United States	2,500,000	2,218,750

			8,805,551

Consumer Non-Durables 3.0%
Del Monte Corp., senior sub. note, 8.625%, 12/15/12	United States	2,000,000	2,135,000
Smithfield Foods Inc., senior note, 7.00%, 8/01/11	United States	800,000	820,000
7.75%, 5/15/13	United States	1,700,000	1,806,250
Spectrum Brands Inc., senior sub. note, 7.375%, 2/01/15	United States	2,500,000	2,100,000

			6,861,250

Consumer Services 17.9%
[b]Adelphia Communications Corp., senior note, 10.25%, 6/15/11	United States	1,700,000	1,028,500
Advanstar Communications Inc., senior secured note, 10.75%, 8/15/10	United States	2,000,000	2,202,500
AMC Entertainment Inc., senior sub. note, 9.875%, 2/01/12	United States	2,500,000	2,462,500
Boyd Gaming Corp., senior sub. note, 7.75%, 12/15/12	United States	300,000	315,750
6.75%, 4/15/14	United States	1,700,000	1,695,750
Cablevision Systems Corp., senior note, B, 8.00%, 4/15/12	United States	2,800,000	2,632,000
Caesars Entertainment Inc., senior sub. note, 7.875%, 3/15/10	United States	2,000,000	2,160,000
[b]Callahan NordRhein-Westfalen, senior note, 14.00%, 7/15/10	Germany	2,750,000	275
CCH II LLC, senior note, 10.25%, 9/15/10	United States	3,000,000	3,000,000

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2005 (continued)

Franklin High Income Fund	Country	Principal AmountC	Value
Long Term Investments (cont.)
Corporate Bonds (cont.)
Consumer Services (cont.)
DIRECTV Holdings LLC, senior note, 8.375%, 3/15/13	United States	1,685,000	$1,819,800
6.375%, 6/15/15	United States	1,000,000	982,500
EchoStar DBS Corp., senior note, 6.375%, 10/01/11	United States	2,000,000	1,935,000
Emmis Operating Co., senior sub. note, 6.875%, 5/15/12	United States	3,000,000	2,996,250
[a]Greektown Holdings, senior note, 144A, 10.75%, 12/01/13	United States	2,000,000	1,995,000
[a]Hertz Corp., senior note, 144A, 8.875%, 1/01/14	United States	1,700,000	1,740,375
Liberty Media Corp., senior note, 5.70%, 5/15/13	United States	2,500,000	2,341,903
LIN Television Corp., senior sub. note, 6.50%, 5/15/13	United States	2,415,000	2,327,456
MGM MIRAGE Inc., senior note, 6.625%, 7/15/15	United States	1,500,000	1,503,750
Pinnacle Entertainment Inc., senior sub. note, 8.75%, 10/01/13	United States	2,000,000	2,140,000
Radio One Inc., senior sub. note, 6.375%, 2/15/13	United States	2,000,000	1,952,500
Royal Caribbean Cruises Ltd., senior note, 6.875%, 12/01/13	United States	1,200,000	1,276,968
Station Casinos Inc., senior note, 6.00%, 4/01/12	United States	300,000	300,750
senior sub. note, 6.50%, 2/01/14	United States	300,000	304,500
senior sub. note, 6.875%, 3/01/16	United States	1,400,000	1,438,500

			40,552,527

Electronic Technology 4.8%
Argo-Tech Corp., senior note, 9.25%, 6/01/11	United States	2,000,000	2,060,000
Flextronics International Ltd., senior sub. note, 6.50%, 5/15/13	Singapore	1,800,000	1,838,250
L-3 Communications Corp., senior sub. note, 5.875%, 1/15/15	United States	2,500,000	2,437,500
[a]144A, 6.375%, 10/15/15	United States	500,000	501,250
Sanmina-SCI Corp., senior sub. note, 6.75%, 3/01/13	United States	2,000,000	1,912,500
Xerox Corp., senior note, 7.125%, 6/15/10	United States	2,000,000	2,092,500

			10,842,000

Energy Minerals 5.7%
Chesapeake Energy Corp., senior note, 6.25%, 1/15/18	United States	2,500,000	2,462,500
[a]Markwest Energy Partners LP, senior note, 144A, 6.875%, 11/01/14	United States	2,500,000	2,312,500
[a]Massey Energy Co., senior note, 144A, 6.875%, 12/15/13	United States	1,000,000	1,013,750
Peabody Energy Corp., senior note, B, 6.875%, 3/15/13	United States	2,500,000	2,612,500
Plains Exploration & Production Co., senior note, 7.125%, 6/15/14	United States	2,500,000	2,600,000
[a]Pogo Producing Co., senior sub. note, 144A, 6.875%, 10/01/17	United States	2,000,000	1,960,000

			12,961,250

Health Services 6.7%
DaVita Inc., senior sub. note, 7.25%, 3/15/15	United States	2,700,000	2,747,250
Fresenius Medical Care Capital Trust II, 7.875%, 2/01/08	Germany	2,500,000	2,587,500
HCA Inc., senior note, 8.75%, 9/01/10	United States	2,000,000	2,221,994
Tenet Healthcare Corp., senior note, 7.375%, 2/01/13	United States	3,000,000	2,782,500
United Surgical Partners International Inc., senior sub. note, 10.00%, 12/15/11	United States	2,000,000	2,165,000
Vanguard Health Holding Co. II LLC, senior sub. note, 9.00%, 10/01/14	United States	2,500,000	2,668,750

			15,172,994

Industrial Services 2.2%
Allied Waste North America Inc., senior secured note, 6.50%, 11/15/10	United States	2,100,000	2,089,500
B, 5.75%, 2/15/11	United States	900,000	857,250
Hanover Equipment Trust 01, senior secured note, B, 8.75%, 9/01/11	United States	2,000,000	2,125,000

			5,071,750

Non-Energy Minerals 1.0%
[a]Novelis Inc., senior note, 144A, 7.25%, 2/15/15	Canada	2,500,000	2,343,750

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2005 (continued)

Franklin High Income Fund	Country	Principal AmountC	Value
Long Term Investments (cont.)
Corporate Bonds (cont.)
Process Industries 9.6%
Abitibi-Consolidated Co. of Canada, senior note, 8.375%, 4/01/15	Canada	2,500,000	$2,406,250
BCP Crystal Holdings Corp., senior sub. note, 9.625%, 6/15/14	United States	2,130,000	2,380,275
[a]Crown Americas Inc., senior note, 144A, 7.75%, 11/15/15	United States	2,500,000	2,600,000
Georgia-Pacific Corp., senior note, 8.125%, 5/15/11	United States	2,000,000	2,012,500
Graphic Packaging International Corp., senior note, 8.50%, 8/15/11	United States	900,000	906,750
Jefferson Smurfit Corp., senior note, 7.50%, 6/01/13	United States	1,000,000	925,000
JSG Funding PLC, senior sub. note, 7.75%, 4/01/15	Ireland	2,500,000	2,087,500
Nalco Co., senior sub. note, 8.875%, 11/15/13	United States	2,500,000	2,631,250
Owens-Illinois Inc., senior note, 7.80%, 5/15/18	United States	2,500,000	2,500,000
Rhodia SA, senior note, 10.25%, 6/01/10	France	2,500,000	2,750,000
[d,e,f]Tjiwi Kimia Finance Mauritius, secured note, 144A, [g]FRN, 5.248%, 4/29/15	Indonesia	296,174	87,431
[g]FRN, 5.248%, 4/29/18	Indonesia	762,312	225,034
zero cpn., 4/29/25	Indonesia	981,799	289,827

			21,801,817

Producer Manufacturing 6.9%
Case New Holland Inc., senior note, 9.25%, 8/01/11	United States	2,700,000	2,902,500
[a]Commercial Vehicle Group Inc., senior note, 144A, 8.00%, 7/01/13	United States	2,300,000	2,282,750
Fimep SA, senior note, 10.50%, 2/15/13	France	2,000,000	2,270,000
[b]Goss Graphic Systems Inc., senior sub. note, 12.25%, 11/19/05	United States	1,912,374	—
[a]Invensys PLC, senior note, 144A, 9.875%, 3/15/11	United Kingdom	2,500,000	2,487,500
Milacron Escrow Corp., senior secured note, 11.50%, 5/15/11	United States	1,050,000	903,000
[a]Nell AF Sarl, senior note, 144A, 8.375%, 8/15/15	Luxembourg	2,000,000	1,990,000
TRW Automotive Inc., senior note, 9.375%, 2/15/13	United States	2,659,000	2,891,663

			15,727,413

Real Estate Development 0.9%
Forest City Enterprises Inc., senior note, 7.625%, 6/01/15	United States	1,700,000	1,810,500
6.50%, 2/01/17	United States	300,000	295,500

			2,106,000

Real Estate Investment Trusts 1.1%
Host Marriott LP, senior note, M, 7.00%, 8/15/12	United States	2,000,000	2,060,000
O, 6.375%, 3/15/15	United States	500,000	501,250

			2,561,250

Retail Trade 2.1%
[a]GSC Holdings Corp., senior note, 144A, 8.00%, 10/01/12	United States	2,500,000	2,362,500
[a]Rite Aid Corp., senior note, 144A, 6.125%, 12/15/08	United States	2,500,000	2,362,500

			4,725,000

Technology Services 1.8%
[a]SunGard Data Systems Inc., senior note, 144A, 9.125%, 8/15/13	United States	900,000	936,000
senior sub. note, 144A, 10.25%, 8/15/15	United States	900,000	904,500
UGS Corp., senior sub. note, 10.00%, 6/01/12	United States	2,000,000	2,190,000

			4,030,500

Transportation 0.9%
Great Lakes Dredge & Dock Co., senior sub. note, 7.75%, 12/15/13	United States	2,200,000	1,993,750

Utilities 10.5%
[a]Allegheny Energy Supply Co. LLC, 144A, 8.25%, 4/15/12	United States	3,000,000	3,397,500
Aquila Inc., senior note, 14.875%, 7/01/12	United States	2,000,000	2,690,000
[a,b,e]Calpine Corp., senior secured note, 144A, 8.50%, 7/15/10	United States	2,200,000	1,815,000
[a]Dynegy Holdings Inc., senior secured note, 144A, 10.125%, 7/15/13	United States	3,000,000	3,405,000
El Paso Corp., senior note, 7.875%, 6/15/12	United States	2,000,000	2,070,000

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2005 (continued)

Franklin High Income Fund	Country	Principal AmountC	Value
Long Term Investments (cont.)
Corporate Bonds (cont.)
Utilities (cont.)
El Paso Natural Gas Co., senior note, A, 7.625%, 8/01/10	United States	2,500,000	$2,641,447
Midwest Generation LLC, senior secured note, 8.75%, 5/01/34	United States	2,300,000	2,544,375
[a]Mirant North America LLC, senior note, 144A, 7.375%, 12/31/13	United States	1,100,000	1,117,875
[a]Texas Genco LLC, senior note, 144A, 6.875%, 12/15/14	United States	1,700,000	1,848,750
TXU Corp., senior note, 5.55%, 11/15/14	United States	2,500,000	2,387,089

			23,917,036

Total Corporate Bonds (Cost $217,380,969)			215,518,977

		Shares
Common Stock (Cost $89,208) 0.0%[h]
Producer Manufacturing 0.0%
[d,f]Goss Holdings Inc., B	United States	44,604	—

Preferred Stock (Cost $4,500,000) 0.0%[h]
Process Industries 0.0%[h]
[b,d,e]Asia Pulp & Paper Co. Ltd., 12.00%, pfd., Perpetual	Indonesia	4,500,000	49,050

Total Long Term Investments (Cost $221,970,177)			215,568,027

		Principal AmountC
Short Term Investment (Cost $8,240,585) 3.6%
Repurchase Agreement
IJoint Repurchase Agreement, 3.999%, 1/03/06 (Maturity Value $8,244,246)	United States	$8,240,585	8,240,585
ABN AMRO Bank, N.V., New York Branch (Maturity Value $759,542)
Banc of America Securities LLC (Maturity Value $776,031)
Barclays Capital Inc. (Maturity Value $776,031)
Bear, Stearns & Co. Inc. (Maturity Value $660,529)
BNP Paribas Securities Corp. (Maturity Value $776,031)
Deutsche Bank Securities Inc. (Maturity Value $330,347)
Goldman, Sachs & Co. (Maturity Value $561,433)
Greenwich Capital Markets Inc. (Maturity Value $776,031)
Lehman Brothers Inc. (Maturity Value $516,667)
Merrill Lynch Government Securities Inc. (Maturity Value $776,031)
Morgan Stanley & Co. Inc. (Maturity Value $759,542)
UBS Securities LLC (Maturity Value $776,031)

Collateralized by U.S. Government Agency Securities, 1.875% - 7.25%, 2/15/06 - 11/15/10; [j]U.S. Government Agency Discount Notes, 1/09/06 - 1/27/06; and U.S. Treasury Notes, 2.375 - 5.75%, 8/15/06 - 8/15/10

Total Investments (Cost $230,210,762) 98.5%			223,808,612
Other Assets, less Liabilities 1.5%			3,417,859

Net Assets 100.0%			$227,226,471

Selected Portfolio Abbreviations

FRN - Floating Rate Note

aSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under the guidelines approved by the Trust’s Board of Trustees. At December 31, 2005, the value of these securities was $48,079,500, representing 21.16% of net assets.

bSee Note 7 regarding defaulted securities.

cThe principal amount is stated in U.S. dollars unless otherwise indicated.

dSee Note 8 regarding restricted and illiquid securities.

eSee Note 9 regarding other considerations.

fNon-income producing.

gThe coupon rate shown represents the rate at period end.

hRounds to less than 0.05% of net assets.

iSee Note 1(c) regarding joint repurchase agreement.

jA portion or all of the security is traded on a discount basis with no stated coupon rate.

See notes to financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements

Statement of Assets and Liabilities

December 31, 2005

Franklin High Income Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$221,970,177
Cost - Repurchase agreements	8,240,585

Total cost of investments	$230,210,762

Value - Unaffiliated issuers	$215,568,027
Value - Repurchase agreements	8,240,585

Total value of investments	223,808,612
Receivables:
Capital shares sold	54,951
Interest	4,007,582

Total assets	227,871,145

Liabilities:
Payables:
Capital shares redeemed	164,230
Affiliates	161,814
Deferred sale proceeds (Note 9)	291,090
Accrued expenses and other liabilities	27,540

Total liabilities	644,674

Net assets, at value	$227,226,471

Net assets consist of:
Paid-in capital	$350,564,146
Undistributed net investment income	13,279,807
Net unrealized appreciation (depreciation)	(6,402,150)
Accumulated net realized gain (loss)	(130,215,332)

Net assets, at value	$227,226,471

Class 1:
Net assets, at value	$87,813,580

Shares outstanding	12,877,028

Net asset value and offering price per share	$6.82

Class 2:
Net assets, at value	$139,412,891

Shares outstanding	20,762,434

Net asset value and offering price per share	$6.71

See notes to financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Operations

for the year ended December 31, 2005

Franklin High Income Fund
Investment Income:
Dividends	$55,425
Interest	16,902,081

Total investment income	16,957,506

Expenses:
Management fees (Note 3a)	1,246,444
Distribution fees - Class 2 (Note 3c)	320,503
Unaffiliated transfer agent fees	1,101
Custodian fees (Note 4)	5,493
Reports to shareholders	53,999
Professional fees	22,350
Trustees’ fees and expenses	1,221
Other	12,814

Total expenses	1,663,925
Expense reductions (Note 4)	(273)

Net expenses	1,663,652

Net investment income	15,293,854

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	(6,300,290)
Foreign currency transactions	(10)

Net realized gain (loss)	(6,300,300)

Net change in unrealized appreciation (depreciation) on investments	(999,764)

Net realized and unrealized gain (loss)	(7,300,064)

Net increase (decrease) in net assets resulting from operations	$7,993,790

See notes to financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statements of Changes in Net Assets

	Franklin High Income Fund
	Year Ended December 31,
	2005	2004
Increase (decrease) in net assets:
Operations:
Net investment income	$15,293,854	$13,578,645
Net realized gain (loss) from investments and foreign currency transactions	(6,300,300)	(9,175,443)
Net change in unrealized appreciation (depreciation) on investments	(999,764)	14,134,775

Net increase (decrease) in net assets resulting from operations	7,993,790	18,537,977

Distributions to shareholders from:
Net investment income:
Class 1	(5,777,829)	(7,299,767)
Class 2	(7,687,760)	(4,002,774)

Total distributions to shareholders	(13,465,589)	(11,302,541)

Capital share transactions: (Note 2)
Class 1	(19,370,691)	(30,236,750)
Class 2	19,921,472	60,249,257

Total capital share transactions	550,781	30,012,507

Net increase (decrease) in net assets	(4,921,018)	37,247,943
Net assets:
Beginning of year	232,147,489	194,899,546

End of year	$227,226,471	$232,147,489

Undistributed net investment income included in net assets:
End of year	$13,279,807	$11,254,148

See notes to financial statements.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements

Franklin High Income Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of twenty-two separate series. The Franklin High Income Fund (the Fund) included in this report is diversified. The financial statements of the remaining funds in the series are presented separately. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. As of December 31, 2005, 94.22% of the Fund’s shares were sold through one insurance company.

The following summarizes the Fund’s significant accounting policies.

a. Security Valuation

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market.

Corporate debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Trust may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Trust’s pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust’s Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust’s Board of Trustees.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin High Income Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

b. Foreign Currency Translation (continued)

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Joint Repurchase Agreement

The Fund may enter into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account with other funds managed by the investment manager or an affiliate of the investment manager and is used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund’s custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. Repurchase agreements are valued at cost. At December 31, 2005, all repurchase agreements held by the Fund had been entered into on December 30, 2005.

d. Foreign Currency Contracts

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.

e. Income Taxes

No provision has been made for U.S. income taxes because the Fund’s policy is to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

f. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Such distributions are reinvested in additional shares of the Fund. Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with generally accepted accounting principles. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin High Income Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

f. Security Transactions, Investment Income, Expenses and Distributions (continued)

have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

g. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

h. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

At December 31, 2005, there were an unlimited amount of shares authorized ($0.01 par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2005		2004
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	2,210,590	$15,049,406	5,050,244	$34,436,752
Shares issued in reinvestment of distributions	875,428	5,777,829	1,149,570	7,299,767
Shares redeemed	(5,875,701)	(40,197,926)	(10,531,991)	(71,973,269)

Net increase (decrease)	(2,789,683)	$(19,370,691)	(4,332,177)	$(30,236,750)

Class 2 Shares:
Shares sold	11,482,203	$77,747,143	17,073,978	$113,972,411
Shares issued in reinvestment of distributions	1,180,916	7,687,760	637,384	4,002,774
Shares redeemed	(9,666,289)	(65,513,431)	(8,658,975)	(57,725,928)

Net increase (decrease)	2,996,830	$19,921,472	9,052,387	$60,249,257

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin High Income Fund

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Admistrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $10 billion
0.440%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	In excess of $15 billion

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on average daily net assets of the Fund, and is not an additional expense of the Fund.

c. Distribution Fees

The Fund’s Board of Trustees has adopted distribution plans for Class 2 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets. The Board of Trustees has set the current rate at 0.25% per year.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2005, the custodian fees were reduced as noted in the Statement of Operations.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin High Income Fund

5. INCOME TAXES

At December 31, 2005, the Fund had tax basis capital losses which may be carried over to offset future capital gains, if any. At December 31, 2005, the capital loss carryforwards were as follows:

Capital loss carryforwards expiring in:

2007	$2,294,320
2008	26,944,467
2009	14,152,532
2010	46,366,314
2011	24,711,916
2012	9,009,590
2013	6,321,190

$129,800,329

For tax purposes, realized capital losses occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At December 31, 2005, the Fund deferred realized capital losses of $389,892.

The tax character of distributions paid during the years ended December 31, 2005 and 2004, was as follows:

	2005	2004
Distributions paid from ordinary income	$13,465,589	$11,302,541

At December 31, 2005, the cost of investments, net unrealized appreciation (depreciation), and undistributed ordinary income for income tax purposes were as follows:

Cost of investments	$231,108,506

Unrealized appreciation	$5,633,820
Unrealized depreciation	(12,933,714)

Net unrealized appreciation (depreciation)	$(7,299,894)

Distributable earnings-undistributed ordinary income	$14,384,128

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities, foreign currency transactions, and bond discounts and premiums.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, defaulted securities, foreign currency transactions, and bond discounts and premiums.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2005, aggregated $108,822,489 and $101,215,497, respectively.

7. CREDIT RISK AND DEFAULTED SECURITIES

The Fund has 95.37% of its portfolio invested in below investment grade and comparable quality unrated high yield securities, which tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin High Income Fund

7. CREDIT RISK AND DEFAULTED SECURITIES (continued)

The Fund held defaulted securities and/or other securities for which the income has been deemed uncollectible. At December 31, 2005, the value of these securities was $2,892,825, representing 1.27% of the Fund’s net assets. The Fund discontinues accruing income on securities for which income has been deemed uncollectible and provides an estimate for losses on interest receivable. The securities have been identified on the accompanying Statement of Investments.

8. RESTRICTED AND ILLIQUID SECURITIES

At December 31, 2005, investments in securities included issues that are restricted and illiquid. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration under the Securities Act of 1933, unless the sale is pursuant to an exemption under the 1933 Act. The Fund has registration rights for certain restricted securities held at period end. The issuer generally incurs all registration costs.

A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. At December 31, 2005, the Fund held investments in restricted and illiquid securities, valued in accordance with procedures approved by the Trust’s Board of Trustees as reflecting fair value, as follows:

Principal Amount/Shares	Issuer	Acquisition Date	Cost	Value
4,500,000	Asia Pulp & Paper Co. Ltd., 12.00%, pfd., Perpetual	2/21/97	$4,500,000	$49,050
44,604	[a]Goss Holdings Inc., B	11/17/99	89,208	—
296,174	Tjiwi Kimia Finance Mauritius, secured note, 144A, FRN, 5.248%, 4/29/15	4/29/05	90,274	87,431
762,312	Tjiwi Kimia Finance Mauritius, secured note, 144A, FRN, 5.248%, 4/29/18	4/29/05	232,353	225,034
981,799	Tjiwi Kimia Finance Mauritius, secured note, 144A, zero cpn., 4/29/25	4/29/05	299,252	289,827

	Total Restricted and Illiquid Securities (0.29% of Net Assets)			$651,342

[a]The	Fund also invests in unrestricted securities of the issuer, valued at $0 as of December 31, 2005.

9. OTHER CONSIDERATIONS

Subject to certain terms and conditions, the Fund has agreed to sell its holdings in Asia Pulp & Paper Co. Ltd. and Tjiwi Kimia Finance Mauritius in November 2006. Until completion of the sale, the transaction is being accounted for as a secured borrowing with a pledge of collateral and any preliminary sales proceeds or other interest and cash distributions received are deferred until the completion of the transaction and are recorded as part of the net sales proceeds.

Directors or employees of Advisers, as the Fund’s Investment Manager, may serve as members of various bondholders’ steering committees, on credit committees, or may represent the Funds in certain corporate restructuring negotiations. At January 6, 2006, such individuals serve in one or more of these capacities for Calpine Corp. As a result of this involvement, such individuals may be in possession of certain material non-public information. If the Fund’s Investment Manager, while in possession of such information, seeks to sell any of its holdings in these securities it will comply with all applicable federal securities laws.

10. REGULATORY MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares, Franklin Resources, Inc. and certain of its subsidiaries (collectively, the “Company”), entered into settlements with certain of those regulators.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin High Income Fund

10. REGULATORY MATTERS (continued)

Specifically, the Company entered into settlements with the Securities and Exchange Commission (“SEC”) concerning market timing (the “August 2, 2004 SEC Order”) and marketing support payments to securities dealers who sell fund shares (the “December 13, 2004 SEC Order”) and with the California Attorney General’s Office (“CAGO”) concerning marketing support payments to securities dealers who sell fund shares (the “CAGO Settlement”). Under the terms of the settlements with the SEC and the CAGO, the Company retained an Independent Distribution Consultant (“IDC”) to develop a plan for distribution of the respective settlement monies. The CAGO approved the distribution plan under the CAGO Settlement and, in accordance with the terms and conditions of that settlement, the monies were disbursed to the relevant funds. The SEC has not yet approved the distribution plan pertaining to the December 13, 2004 SEC Order. When approved, disbursements of settlement monies will be made promptly to the relevant funds, in accordance with the terms and conditions of that order. The IDC continues to develop the plan of distribution under the August 2, 2004 SEC Order that resolved the SEC’s market timing investigation.

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, directors, and/or employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.) relating to the industry practices referenced above, as well as to allegedly excessive advisory fees, commissions, and/or 12b-1 fees. The lawsuits were filed in different courts throughout the country. Many of those suits are now pending in a multi-district litigation in the United States District Court for the District of Maryland.

The Company and fund management strongly believe that the claims made in each of the private lawsuits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Trust, it is committed to making the Trust or their shareholders whole, as appropriate.

Franklin Templeton Variable Insurance Products Trust

Franklin High Income Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin High Income Fund (one of the funds constituting Franklin Templeton Variable Insurance Products Trust, hereafter referred to as the “Fund”) at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005, by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 10, 2006

FRANKLIN INCOME SECURITIES FUND

This annual report for Franklin Income Securities Fund covers the fiscal year ended December 31, 2005.

Performance Summary as of 12/31/05

Average annual total return of Class 1 shares represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/05

	1-Year	5-Year	10-Year
Average Annual Total Return	+1.83%	+9.08%	+9.17%

Total Return Index Comparison

for Hypothetical $10,000 Investment (1/1/96–12/31/05)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance is compared to the performance of the Standard & Poor’s 500 Index (S&P 500), the Lehman Brothers (LB) U.S. Aggregate Index and the Lipper VIP Income Funds Classification Average. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

*Sources: Standard & Poor’s Micropal; Lipper Inc. Please see Index Descriptions following the Fund Summaries.

Franklin Income Securities Fund – Class 1

Performance reflects the Fund’s Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares.

Current performance may differ from figures shown.

Fund Goal and Main Investments: Franklin Income Securities Fund seeks to maximize income while maintaining prospects for capital appreciation. The Fund normally invests in both equity and debt securities. The Fund seeks income by investing in stocks with dividend yields the manager believes are attractive, and corporate, foreign and U.S. Treasury bonds, including high yield, lower quality bonds.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. Compared with its benchmarks for the same period, the Fund underperformed the S&P 500, the LB U.S. Aggregate Index and the Lipper VIP Income Funds Classification Average, which had total returns of +4.91%, +2.43% and +4.13%, respectively.1

Economic and Market Overview

During the 12 months ended December 31, 2005, U.S. economic expansion was driven by strength across most industries, sectors and regions. Gross domestic product (GDP) rose during the period, benefiting from increased personal consumption, federal spending and business investment, which increased 24% in third quarter 2005 compared with the same quarter in 2004.2 Slower export growth combined with greater demand for imported goods and materials fueled a widening trade gap. The U.S. dollar rallied in 2005, supported by rising short-term domestic interest rates and strong economic growth in the U.S. relative to many of its major trading partners.

Many businesses enjoyed record profits, propelled largely by productivity gains. Earnings for companies in the S&P 500 were estimated to have increased 13% in 2005.3 The labor market firmed as employment increased and the unemployment rate dropped from 5.4% to 4.9% during the reporting period. Personal income rose, and hiring rebounded in many industries, bolstered by healthy business spending.

Oil prices remained high during the period largely due to potential long-term supply limitations and strong growth in global demand, especially from China and India. Natural gas prices rose during the

1. Sources: Standard & Poor’s Micropal; Lipper Inc. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

2. Source: Thomson Financial. Based on companies in the S&P 500.

3. Source: Standard & Poor’s.

Fund Risks: Because the Fund invests in bonds and other debt obligations, the Fund’s share price and yield will be affected by interest rate movements. Bond prices generally move in the opposite direction from interest rates. Thus, as the prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. High yield, lower-rated (junk) bonds generally have greater price swings and higher default risks. Stocks offer the potential for long-term gains but can be subject to short-term up-and-down price movements. Foreign investing, especially in emerging markets, involves additional risks including currency fluctuations, economic instability, and social and political developments. The Fund’s prospectus also includes a description of the main investment risks.

second half of 2005 mainly because of expected rising demand with the onset of winter; however, near period-end prices retreated somewhat amid milder-than-expected weather conditions. Even with high commodity prices, inflation remained relatively contained for the 12 months ended December 31, 2005, as measured by the 2.2% rise for the core Consumer Price Index (CPI).4

Despite this inflation picture, the Federal Reserve Board raised the federal funds target rate from 2.25% to 4.25%. Compared with the rise in short-term interest rates, long-term rates remained relatively stable, supporting overall robust housing and commercial real estate activity, which contributed to economic growth. Throughout 2005, as short- and intermediate-term interest rates rose, the yield curve moved from a fairly normal steepness at the beginning of the period to relatively flat by the end of 2005.

In this environment, the blue chip stocks of the Dow Jones Industrial Average posted a one-year total return of +1.72%, while the broader S&P 500 and the technology-heavy NASDAQ Composite Index returned +4.91% and +2.12%.5

Investment Strategy

We search for undervalued or out-of-favor securities we believe offer opportunities for income today and growth tomorrow. We generally perform independent analysis of the debt securities being considered for the Fund’s portfolio, rather than relying principally on ratings assigned by rating agencies. In analyzing debt and equity securities, we consider a variety of factors, including: a security’s relative value based on such factors as anticipated cash flow, interest or dividend coverage, asset coverage, and earnings prospects; the experience and strength of a company’s management; a company’s sensitivity to changes in interest rates and business conditions; a company’s debt maturity schedules and borrowing requirements; and a company’s changing financial condition and market recognition of the change.

4. Source: Bureau of Labor Statistics. Core CPI excludes food and energy costs.

5. Source: Standard & Poor’s Micropal. Please see Index Descriptions following the Fund Summaries.

What is the yield curve?

The yield curve is a graph illustrating the yields on bonds of the same credit quality with maturities ranging from the shortest to the longest available. The resulting curve shows if short-term interest rates are higher or lower than longer-term rates.

Manager’s Discussion

During the fiscal year under review, interest rates remained generally low and we continued to emphasize opportunities in high-dividend paying common stocks, convertible securities and corporate bonds, both investment grade and non-investment grade. However, a gradual rise in interest rates and upward pressure on credit spreads offset improving company fundamentals, stable financial markets and the continued low interest rate environment, thus muting corporate bond sector returns and causing valuations to mildly deteriorate. The yield for the benchmark 10-year U.S. Treasury increased from 4.24% at the beginning of the period to 4.39% at the end of the year. The spread between U.S. Treasury securities and non-investment grade corporate bonds, as represented by the LB U.S. High Yield Index, increased during the year from 3.18 percentage points to 3.85 percentage points.4

Despite the challenges of higher interest rates and widening credit spreads, we added to and initiated new positions in several companies including Allied Waste North America, Cablevision Systems, DaVita, Ford Motor Credit Company, GMAC, and Tenet Healthcare. Consistent with our strategy, we took profits in securities that appreciated and that, in our opinion, no longer offered current yield and longer-term upside appreciation. Corporate bonds sold included Allegheny Energy Supply, Edison Mission Energy, Electronic Data Systems, Equistar Chemicals, Lyondell Chemical, and Pacific Gas & Electric. Government and government agency securities continued to play a lesser role in the portfolio relative to the recent past (2001-2002) as we felt concerns of increased inflationary pressures and subsequent higher interest rates posed greater risk to the potential for attractive total return from these securities. At the end of the reporting period, government and government agency securities comprised just 3.9% of the Fund’s total net assets.

4. Source: Lehman Brothers Inc. Please see Index Descriptions following the Fund Summaries.

During the past year, global energy prices were broadly supported by a combination of factors including solid economic growth in the U.S. and abroad, geopolitical turmoil in several major oil and natural gas producing regions, and weather-related disruptions to production. If these trends persist in conjunction with the industry’s continued dilemma of replacing depleted reserves, we believe the pricing environment for oil and related products should remain above historical averages. Portfolio positions in integrated oil companies that may benefit from this environment include Chevron, BP, Royal Dutch Shell and Canadian Oil Sands Trust. During the period, we added shares of Chesapeake Energy convertible preferred stock to the portfolio. Chesapeake is a leading producer of natural gas in North America with primary operations onshore. Its stock appreciated in value as natural gas prices surged due in part to supply fears following significant damage to the offshore infrastructure in the Gulf of Mexico.

During the year, electric utilities was one of the Fund’s top contributing sectors and was the largest sector weighting at period-end. We found electric utilities attractive due to our assessment of the sector’s appealing dividend yield and the stable earnings growth profiles of many regulated utility operations. Over the past several years, many electric utility companies adjusted their priorities and moved toward a back-to-basics operational philosophy, which has meant rebuilding core regulated businesses while reducing debt and repairing overstretched balance sheets. Recently, many electric utility companies found opportunities to invest in building additional infrastructure, further improving operational efficiency, and strengthening their environmental controls.

Another driving force behind the electric utilities sector’s remarkable performance over the past year has been its leverage to the commodity markets, in particular, natural gas. The amount and nature of exposure can vary tremendously between companies, but those that were able to generate low-cost power via coal or nuclear fuel, and sell that output in wholesale markets, generated significant gains. Pipeline and natural gas infrastructure utilities also benefited from greater asset utilization as well as from their ownership of natural gas production in most cases.

Over the past year, the Fund increased its electric utilities exposure by investing in companies that we believe provide commodity sensitivity and exposure to strong regulated utility franchises. Examples of such holdings include FirstEnergy and Dominion Resources.

Top Five Equity Holdings

Franklin Income Securities Fund 12/31/05

Company Sector/Industry	% of Total Net Assets

Merck & Co. Inc.	2.9%
Health Technology

Fannie Mae, 5.375%	2.2%
Finance, cvt. pfd.

General Mills Inc.	2.1%
Consumer Non-Durables

Pfizer Inc.	2.0%
Health Technology

FirstEnergy Corp.	1.5%
Electric Utilities

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments.

The Fund had some detractors from performance. For example, many of the Fund’s health technology sector holdings negatively impacted Fund performance. In particular, shares of major pharmaceutical companies dragged on Fund performance. Despite the near-term challenges to existing products from generic manufacturers as well as overall pressures to keep control of health care costs including the possibility of legislation to boost drug importation, we continued to find the longer-term value compelling and the dividend yield attractive in the near term. Sector positions that suffered share price declines included Pfizer, Merck, Bristol Myers Squibb, Schering-Plough and Eli Lilly.

Several of the Fund’s fixed income investments also detracted from performance. For example, despite significant long-term asset value, independent power producer Calpine sought bankruptcy protection as its fundamental conditions did not improve quickly enough for the company to resolve its highly leveraged balance sheet. Although the default had a negative effect on Fund performance, the Fund’s investment loss from Calpine senior unsecured and convertible senior unsecured notes was partially offset by strength in second priority lien secured notes.

Thank you for your participation in Franklin Income Securities Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2005, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the adviser makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Top Five Bond Holdings*

Franklin Income Securities Fund 12/31/05

Issuer Sector/Industry	% of Total Net Assets

General Motors Acceptance Corp.	3.5%
Consumer Durables

Tenet Healthcare Corp.	3.1%
Health Services

CCH I LLC	3.0%
Consumer Services

Dynergy Holdings Inc.	2.1%
Gas Distributors

Qwest	2.1%
Communications

*Does not include convertible bonds.

Fund Expenses

As an investor in a variable insurance contract (“Contract”) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, redemption fees, surrender fees, transfer fees and premium taxes.

•	Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table below are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract level. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table below provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 × $7.50 = $64.50.

Franklin Income Securities Fund – Class 1

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 1	Beginning Account Value 7/1/05	Ending Account Value 12/31/05	Fund-Level Expenses Incurred During Period* 7/1/05–12/31/05
Actual	$1,000	$998.10	$2.42
Hypothetical (5% return before expenses)	$1,000	$1,022.79	$2.45

*Expenses are equal to the annualized expense ratio for the Fund’s Class 1 shares (0.48%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights

Franklin Income Securities Fund

	Year Ended December 31,
Class 1	2005	2004	2003	2002	2001

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$15.89	$14.40	$11.48	$12.96	$14.70

Income from investment operations:
Net investment income[a]	0.85	0.83	0.81	0.90	1.09 [c]
Net realized and unrealized gains (losses)	(0.56)	1.14	2.79	(0.89)	(0.92)[c]

Total from investment operations	0.29	1.97	3.60	0.01	0.17

Less distributions from:
Net investment income	(0.57)	(0.48)	(0.68)	(1.23)	(1.03)
Net realized gains	(0.05)	—	—	(0.26)	(0.88)

Total distributions	(0.62)	(0.48)	(0.68)	(1.49)	(1.91)

Net asset value, end of year	$15.56	$15.89	$14.40	$11.48	$12.96

Total return[b]	1.83%	14.13%	32.10%	(0.37)%	0.98%
Ratios/supplemental data
Net assets, end of year (000’s)	$457,625	$530,742	$537,950	$427,036	$527,047
Ratios to average net assets:
Expenses	0.48%	0.49%	0.51%	0.53%	0.53%
Net investment income	5.44%	5.71%	6.33%	7.40%	7.90% [c]
Portfolio turnover rate	34.76%	44.02%	47.03%	62.00%	32.52%

aBased on average daily shares outstanding.

bTotal return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

cEffective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began recording all paydown gains and losses as part of investment income and amortizing all premium and discount on fixed-income securities, as required. The effect of this change was as follows:

Net investment income per share	$0.008
Net realized and unrealized gains/losses per share	(0.008)
Ratio of net investment income to average net assets	0.06%

See notes to financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Franklin Income Securities Fund (continued)

	Year Ended December 31,
Class 2	2005	2004	2003	2002	2001

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$15.67	$14.23	$11.38	$12.88	$14.66

Income from investment operations:
Net investment income[a]	0.80	0.80	0.76	0.84	1.03 [c]
Net realized and unrealized gains (losses)	(0.55)	1.11	2.77	(0.86)	(0.90)[c]

Total from investment operations	0.25	1.91	3.53	(0.02)	0.13

Less distributions from:
Net investment income	(0.55)	(0.47)	(0.68)	(1.22)	(1.03)
Net realized gains	(0.05)	—	—	(0.26)	(0.88)

Total distributions	(0.60)	(0.47)	(0.68)	(1.48)	(1.91)

Net asset value, end of year	$15.32	$15.67	$14.23	$11.38	$12.88

Total return[b]	1.60%	13.85%	31.72%	(0.61)%	0.76%
Ratios/supplemental data
Net assets, end of year (000’s)	$2,865,361	$1,631,184	$621,001	$70,130	$9,067
Ratios to average net assets:
Expenses	0.73%	0.74%	0.76%	0.78%	0.78%
Net investment income	5.19%	5.46%	6.08%	7.15%	7.68% [c]
Portfolio turnover rate	34.76%	44.02%	47.03%	62.00%	32.52%

aBased on average daily shares outstanding.

bTotal return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

cEffective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began recording all paydown gains and losses as part of investment income and amortizing all premium and discount on fixed-income securities, as required. The effect of this change was as follows:

Net investment income per share	$0.008
Net realized and unrealized gains/losses per share	(0.008)
Ratio of net investment income to average net assets	0.06%

See notes to financial statements.

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2005

Franklin Income Securities Fund	Country	Shares	Value
Long Term Investments 92.9%
Common Stocks 36.6%
Communications 2.7%
AT&T Inc.	United States	1,155,884	$28,307,599
BellSouth Corp.	United States	1,500,000	40,650,000
Verizon Communications Inc.	United States	700,000	21,084,000

			90,041,599

Consumer Non-Durables 2.1%
General Mills Inc.	United States	1,400,000	69,048,000

Electric Utilities 14.1%
Alliant Energy Corp.	United States	400,000	11,216,000
Ameren Corp.	United States	700,000	35,868,000
American Electric Power Co. Inc.	United States	600,000	22,254,000
CenterPoint Energy Inc.	United States	200,000	2,570,000
Cinergy Corp.	United States	1,000,000	42,460,000
Consolidated Edison Inc.	United States	200,000	9,266,000
Dominion Resources Inc.	United States	500,000	38,600,000
DTE Energy Co.	United States	260,000	11,229,400
Duke Energy Corp.	United States	500,000	13,725,000
Energy East Corp.	United States	300,000	6,840,000
Entergy Corp.	United States	300,000	20,595,000
FirstEnergy Corp.	United States	1,000,000	48,990,000
FPL Group Inc.	United States	500,000	20,780,000
Hawaiian Electric Industries Inc.	United States	120,000	3,108,000
Pepco Holdings Inc.	United States	300,000	6,711,000
PG&E Corp.	United States	600,000	22,272,000
Pinnacle West Capital Corp.	United States	300,000	12,405,000
PPL Corp.	United States	300,000	8,820,000
Progress Energy Inc.	United States	350,000	15,372,000
Public Service Enterprise Group Inc.	United States	443,200	28,794,704
Puget Energy Inc.	United States	1,666,300	34,025,846
The Southern Co.	United States	1,250,000	43,162,500
TECO Energy Inc.	United States	200,000	3,436,000
Xcel Energy Inc.	United States	260,000	4,799,600

			467,300,050

Energy Minerals 3.2%
BP PLC, ADR	United Kingdom	225,000	14,449,500
Canadian Oil Sands Trust	Canada	350,000	37,942,012
Chevron Corp.	United States	600,000	34,062,000
Royal Dutch Shell PLC, A, ADR	United Kingdom	313,800	19,295,562

			105,749,074

Finance 3.7%
Bank of America Corp.	United States	1,000,000	46,150,000
Comerica Inc.	United States	45,900	2,605,284
Fifth Third Bancorp	United States	500,000	18,860,000
Freddie Mac	United States	300,000	19,605,000
JPMorgan Chase & Co.	United States	900,000	35,721,000

			122,941,284

Gas Distributors 2.1%
Atmos Energy Corp.	United States	610,000	15,957,600
KeySpan Corp.	United States	300,000	10,707,000
NiSource Inc.	United States	700,000	14,602,000
ONEOK Inc.	United States	650,000	17,309,500
Sempra Energy	United States	250,000	11,210,000

			69,786,100

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2005 (continued)

Franklin Income Securities Fund	Country	Shares	Value
Long-Term Investments (cont.)
Common Stocks (cont.)
Health Technology 6.5%
Bristol-Myers Squibb Co.	United States	1,250,000	$28,725,000
Eli Lilly and Co.	United States	400,000	22,636,000
Johnson & Johnson	United States	24,100	1,448,410
Merck & Co. Inc.	United States	3,000,000	95,430,000
Pfizer Inc.	United States	2,850,000	66,462,000

			214,701,410

Non-Energy Minerals 0.6%
AngloGold Ashanti Ltd., ADR	South Africa	100,000	4,933,000
Barrick Gold Corp.	Canada	200,000	5,574,000
Southern Copper Corp.	United States	127,700	8,553,346

			19,060,346

Process Industries 0.6%
The Dow Chemical Co.	United States	89,000	3,899,980
Lyondell Chemical Co.	United States	750,000	17,865,000

			21,764,980

Real Estate Investment Trusts 1.0%
Developers Diversified Realty Corp.	United States	325,000	15,281,500
Glenborough Realty Trust Inc.	United States	750,000	13,575,000
Host Marriott Corp.	United States	103,835	1,967,679
iStar Financial Inc.	United States	100,000	3,565,000

			34,389,179

Total Common Stocks (Cost $1,076,572,831)			1,214,782,022

Preferred Stock (Cost $7,620,963) 0.0%[a]
Process Industries 0.0%[a]
[b,c,d]Asia Pulp & Paper Co. Ltd., 12.00%, pfd., Perpetual	Indonesia	10,073,000	109,796

Convertible Preferred Stocks 10.7%
Consumer Durables 0.3%
Ford Motor Co. Capital Trust II, 6.50%, cvt. pfd.	United States	400,000	11,040,000

Electric Utilities 0.6%
Entergy Corp., 7.625%, cvt. pfd.	United States	400,000	19,878,000

Electronic Technology 0.7%
Goldman Sachs Group into Applied Materials Inc., 7.35%, cvt. pfd.	United States	500,000	8,896,500
Morgan Stanley into Intel Corp., 6.50%, cvt. pfd.	United States	500,000	11,897,500
Morgan Stanley into Network Appliance Inc., 7.25%, cvt. pfd.	United States	100,000	2,411,500

			23,205,500

Energy Minerals 0.9%
[e]Chesapeake Energy Corp., 5.00%, cvt. pfd., 144A	United States	250,000	31,181,250

Finance 3.2%
Aspen Insurance Holdings Ltd., 5.625%, cvt. pfd.	United States	200,000	9,884,800
E*TRADE Financial Corp., 6.125%, cvt. pfd.	United States	500,000	14,161,000
Fannie Mae, 5.375%, cvt. pfd.	United States	780	71,869,785
MetLife Inc., 6.375%, cvt. pfd.	United States	400,000	11,150,000

			107,065,585

Health Technology 0.9%
Morgan Stanley into Biogen Idec Inc., 8.50%, cvt. pfd.	United States	200,000	7,755,000
Schering-Plough Corp., 6.00%, cvt. pfd.	United States	400,000	21,516,000

			29,271,000

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2005 (continued)

Franklin Income Securities Fund	Country	Shares	Value
Long-Term Investments (cont.)
Convertible Preferred Stocks (cont.)
Industrial Services 2.2%
Allied Waste Industries Inc., 6.25%, cvt. pfd.	United States	165,000	$7,979,400
Allied Waste Industries Inc., 6.25%, cvt. pfd., D	United States	112,000	29,336,496
El Paso Corp., 4.99%, cvt. pfd.	United States	20,000	22,095,800
[e]Morgan Stanley into WMB, 8.50%, cvt. pfd., 144A	United States	600,000	13,515,000

			72,926,696

Non-Energy Minerals 0.4%
Lehman Brothers Holdings Inc. into Alcoa Inc., 6.50%, cvt. pfd.	United States	400,000	11,900,000

Process Industries 0.3%
Huntsman Corp., 5.00%, cvt. pfd.	United States	50,000	2,018,750
Lehman Brothers Holdings Inc. into Lyondell Chemical, 8.00%, cvt. pfd.	United States	350,000	8,669,500

			10,688,250

Producer Manufacturing 0.4%
Goldman Sachs Group into Tyco International Ltd., 7.00%, cvt. pfd.	United States	440,000	12,719,080

Real Estate Investment Trusts 0.8%
Felcor Lodging Trust Inc., 7.80%, cvt. pfd., A	United States	300,000	7,110,000
Glenborough Realty Trust Inc., 7.75%, cvt. pfd., A	United States	77,014	1,940,753
Host Marriott Corp., 6.75%, cvt. pfd.	United States	143,587	9,028,033
Lexington Corporate Properties Trust, 6.50%, cvt. pfd.	United States	200,000	9,400,000

			27,478,786

Total Convertible Preferred Stocks (Cost $345,370,073)			357,354,147

		Principal Amount[f]
Bonds 35.5%
Alternative Power Generation 1.9%
[c,d]Calpine Canada Energy Finance, senior note, 8.50%, 5/01/08	Canada	$10,000,000	3,775,000
[c,d]Calpine Corp.,
senior note, 7.875%, 4/01/08	United States	1,000,000	435,000
senior note, 8.625%, 8/15/10	United States	22,700,000	7,037,000
[e]senior secured note, 144A, 8.50%, 7/15/10	United States	38,000,000	31,350,000
[e]senior secured note, 144A, 9.875%, 12/01/11	United States	10,000,000	8,100,000
[e]senior secured note, 144A, 8.75%, 7/15/13	United States	15,000,000	12,375,000

			63,072,000

Commercial Services 1.1%
Dex Media Inc.,
senior disc. note, zero cpn. to 11/15/08, 9.00% thereafter, 11/15/13	United States	14,500,000	11,600,000
zero cpn. to 11/15/08, 9.00% thereafter, 11/15/13	United States	10,000,000	8,000,000
JohnsonDiversey Holdings Inc., senior disc. note, zero cpn. to 5/17/07, 10.67% thereafter, 5/15/13	United States	19,500,000	15,600,000

			35,200,000

Communications 2.4%
Qwest Capital Funding Inc.,
7.00%, 8/03/09	United States	20,000,000	20,300,000
7.25%, 2/15/11	United States	28,000,000	28,490,000
[e]Qwest Communications International Inc., senior note, 144A, 7.50%, 2/15/14	United States	20,000,000	20,650,000
Time Warner Telecom Holdings Inc., senior note, 9.25%, 2/15/14	United States	11,000,000	11,660,000

			81,100,000

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2005 (continued)

Franklin Income Securities Fund	Country	Principal Amount[f]	Value
Long-Term Investments (cont.)
Bonds (cont.)
Consumer Durables 6.7%
Ford Motor Co., 7.45%, 7/16/31	United States	$30,000,000	$20,550,000
Ford Motor Credit Co.,
7.875%, 6/15/10	United States	20,000,000	18,014,060
7.375%, 2/01/11	United States	50,000,000	43,870,300
7.00%, 10/01/13	United States	8,000,000	6,845,368
General Motors Acceptance Corp.,
7.75%, 1/19/10	United States	20,000,000	18,693,440
6.875%, 9/15/11	United States	60,000,000	54,779,100
6.875%, 8/28/12	United States	17,500,000	15,793,645
6.75%, 12/01/14	United States	30,000,000	27,032,100
General Motors Corp., senior deb., 8.25%, 7/15/23	United States	25,000,000	16,187,500

			221,765,513

Consumer Services 4.8%
Cablevision Systems Corp., senior note, B, 8.00%, 4/15/12	United States	40,400,000	37,976,000
[e]CCH I Holdings LLC, senior note, 144A,
9.92%, 4/01/14	United States	5,419,000	3,115,925
zero cpn. to 1/15/06, 13.50% thereafter, 1/15/14	United States	33,000,000	22,357,500
zero cpn. to 5/15/06, 11.75% thereafter, 5/15/14	United States	17,000,000	9,520,000
[e]CCH I LLC, senior secured note, 144A, 11.00%, 10/01/15	United States	75,000,000	63,375,000
CSC Holdings Inc., senior note, B, 7.625%, 4/01/11	United States	10,000,000	10,000,000
Liberty Media Corp., senior note, 5.70%, 5/15/13	United States	15,000,000	14,051,415

			160,395,840

Electric Utilities 2.3%
Aquila Inc., senior note, 14.875%, 7/01/12	United States	17,000,000	22,865,000
TXU Corp., senior note,
5.55%, 11/15/14	United States	40,000,000	38,193,440
6.55%, 11/15/34	United States	15,000,000	14,248,470

			75,306,910

Electronic Technology 1.4%
[e]L-3 Communications Corp., senior sub. note, 144A, 6.375%, 10/15/15	United States	28,000,000	28,070,000
Lucent Technologies Inc., 6.45%, 3/15/29	United States	10,400,000	8,970,000
Sanmina-SCI Corp., senior sub. note, 6.75%, 3/01/13	United States	10,000,000	9,562,500

			46,602,500

Energy Minerals 0.5%
Chesapeake Energy Corp., senior note, 6.25%, 1/15/18	United States	7,500,000	7,387,500
[e]Massey Energy Co., senior note, 144A, 6.875%, 12/15/13	United States	10,000,000	10,137,500

			17,525,000

Finance 1.8%
[e]E*TRADE Financial Corp., senior note, 144A, 7.375%, 9/15/13	United States	30,400,000	30,932,000
Nalco Finance Holdings, senior note, zero cpn. to 8/01/09, 9.00% thereafter, 2/01/14	United States	37,500,000	28,312,500

			59,244,500

Gas Distributors 2.1%
Dynegy Holdings Inc.,
senior note, 6.875%, 4/01/11	United States	30,000,000	29,700,000
senior note, 8.75%, 2/15/12	United States	28,685,000	31,123,225
[e]senior secured note, 144A, 10.125%, 7/15/13	United States	8,000,000	9,080,000

			69,903,225

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2005 (continued)

Franklin Income Securities Fund	Country	Principal Amount[f]	Value
Long-Term Investments (cont.)
Bonds (cont.)
Health Services 3.9%
DaVita Inc., senior sub. note, 7.25%, 3/15/15	United States	$6,500,000	$6,613,750
HCA Inc., 6.375%, 1/15/15	United States	5,000,000	5,079,170
HealthSouth Corp., senior note, 7.625%, 6/01/12	United States	14,900,000	15,198,000
Tenet Healthcare Corp., senior note,
6.375%, 12/01/11	United States	60,000,000	55,050,000
6.50%, 6/01/12	United States	10,000,000	9,200,000
7.375%, 2/01/13	United States	30,000,000	27,825,000
[e]144A, 9.25%, 2/01/15	United States	10,000,000	9,975,000

			128,940,920

Industrial Services 2.7%
Allied Waste North America Inc.,
senior note, B, 7.375%, 4/15/14	United States	15,000,000	14,662,500
senior secured note, 6.50%, 11/15/10	United States	7,500,000	7,462,500
senior secured note, 6.125%, 2/15/14	United States	10,000,000	9,475,000
El Paso Corp., senior note, 7.75%, 1/15/32	United States	17,000,000	17,127,500
El Paso Energy, senior note,
6.75%, 5/15/09	United States	23,000,000	22,942,500
7.375%, 12/15/12	United States	4,000,000	4,040,000
EI Paso Production Holding Co., 7.75%, 6/01/13	United States	10,000,000	10,425,000
Hanover Compressor Co., sub. note, zero cpn., 3/31/07	United States	5,000,000	4,512,500

			90,647,500

Non-Energy Minerals 0.5%
[e]Novelis Inc., senior note, 144A, 7.25%, 2/15/15	Canada	17,000,000	15,937,500

Process Industries 1.5%
Abitibi-Consolidated Co. of Canada, senior note, 8.375%, 4/01/15	Canada	5,000,000	4,812,500
Jefferson Smurfit Corp., senior note, 8.25%, 10/01/12	United States	5,000,000	4,825,000
Nalco Co., senior sub. note, 8.875%, 11/15/13	United States	3,000,000	3,157,500
Rhodia SA, senior note, 10.25%, 6/01/10	France	25,000,000	27,500,000
Stone Container Corp., senior note, 9.75%, 2/01/11	United States	10,000,000	10,150,000

			50,445,000

Producer Manufacturing 0.7%
Case New Holland Inc., senior note, 6.00%, 6/01/09	United States	15,000,000	14,625,000
[e]Invensys PLC, senior note, 144A, 9.875%, 3/15/11	United Kingdom	9,000,000	8,955,000

			23,580,000

Real Estate Investment Trusts 0.5%
Host Marriott LP, senior note, K, 7.125%, 11/01/13	United States	5,000,000	5,225,000
MeriStar Hospitality Corp., 9.125%, 1/15/11	United States	10,000,000	10,950,000

			16,175,000

Technology Services 0.6%
[e]SunGard Data Systems Inc.,
senior note, 144A, 9.125%, 8/15/13	United States	9,000,000	9,360,000
senior sub. note, 144A, 10.25%, 8/15/15	United States	9,000,000	9,045,000

			18,405,000

Transportation 0.1%
American Airlines Inc., 9.71%, 1/02/07	United States	4,463,304	4,323,445

Total Bonds (Cost $1,185,773,720)			1,178,569,853

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2005 (continued)

Franklin Income Securities Fund	Country	Principal Amount[f]	Value
Long-Term Investments (cont.)
Convertible Bonds 5.9%
Alternative Power Generation 0.3%
[c]Calpine Corp., cvt.,
senior note, 6.00% to 9/30/06, zero cpn. to 9/30/09, 6.00% thereafter, 9/30/14	United States	$39,500,000	$8,097,500
sub. note, 7.75%, 6/01/15	United States	40,000,000	3,800,000

			11,897,500

Communications 0.3%
Qwest Communications International Inc., cvt., senior bond, 3.50%, 11/15/25	United States	7,500,000	8,625,000

Electronic Technology 2.9%
Conexant Systems Inc., cvt.,
4.25%, 5/01/06	United States	17,800,000	17,711,000
sub. note, 4.00%, 2/01/07	United States	30,000,000	28,987,500
[e]L-3 Communications Corp., cvt., 144A, 3.00%, 8/01/35	United States	16,000,000	15,900,000
Nortel Networks Corp., cvt., senior note, 4.25%, 9/01/08	Canada	35,766,000	33,709,455

			96,307,955

Finance 0.3%
NCO Group Inc., cvt., sub. note, 4.75%, 4/15/06	United States	10,000,000	9,950,000

Health Technology 0.2%
Enzon Pharmaceuticals Inc., cvt., sub. note, 4.50%, 7/01/08	United States	8,000,000	7,220,000

Industrial Services 0.4%
Hanover Compressor Co., cvt., senior note, 4.75%, 3/15/08	United States	14,000,000	13,370,000

Real Estate Investment Trusts 1.1%
[e]Host Marriott LP, cvt., senior deb., 144A, 3.25%, 3/15/24	United States	700,000	823,704
MeriStar Hospitality Corp., cvt., sub. note, 9.50%, 4/01/10	United States	29,500,000	35,547,500

			36,371,204

Technology Services 0.4%
[e]BearingPoint Inc., cvt., senior sub. note, 144A, 5.00%, 4/15/25	United States	10,000,000	13,437,500

Total Convertible Bonds (Cost $243,038,392)			197,179,159

Mortgage-Backed Securities 3.9%
Federal Home Loan Mortgage Corp. (FHLMC) Fixed Rate 1.1%
FHLMC Gold 30 Year, 5.00%, 7/01/33 - 11/01/33	United States	38,360,758	37,283,779

Government National Mortgage Association (GNMA) Fixed Rate 0.4%
GNMA I SF 30 Year, 5.00%, 3/15/34	United States	12,012,952	11,873,199

Federal National Mortgage Association (FNMA) Fixed Rate 2.4%
FNMA 30 Year, 5.50%, 9/01/35 - 1/01/36	United States	80,000,003	79,258,338

Total Mortgage-Backed Securities (Cost $128,444,228)			128,415,316

Municipal Bond Securities 0.3%
California 0.3%
California State GO,
5.125%, 4/01/25	United States	5,000,000	5,269,100
5.00%, 2/01/33	United States	4,400,000	4,547,400

Total Municipal Bond Securities (Cost $9,273,319)			9,816,500

Total Long-Term Investments (Cost $2,996,093,526)			3,086,226,793

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2005 (continued)

Franklin Income Securities Fund	Country	Principal Amount[f]	Value
Short Term Investment (Cost $201,079,186) 6.0%
Repurchase Agreement 6.0%
[g]Joint Repurchase Agreement, 3.999%, 1/03/06 (Maturity Value $201,168,532)	United States	$201,079,186	$201,079,186
ABN AMRO Bank, N.V., New York Branch (Maturity Value $18,533,657)
Banc of America Securities LLC (Maturity Value $18,935,994)
Barclays Capital Inc. (Maturity Value $18,935,994)
Bear, Stearns & Co. Inc. (Maturity Value $16,117,623)
BNP Paribas Securities Corp. (Maturity Value $18,935,994)
Deutsche Bank Securities Inc. (Maturity Value $8,060,823)
Goldman, Sachs & Co. (Maturity Value $13,699,576)
Greenwich Capital Markets Inc. (Maturity Value $18,935,994)
Lehman Brothers Inc. (Maturity Value $12,607,232)
Merrill Lynch Government Securities Inc. (Maturity Value $18,935,994)
Morgan Stanley & Co. Inc. (Maturity Value $18,533,657)
UBS Securities LLC (Maturity Value $18,935,994)
Collateralized by U.S. Government Agency Securities, 1.875 - 7.25%, 2/15/06 - 11/15/10;
[h]U.S. Government Agency Discount Notes, 1/09/06 - 1/27/06; and U.S. Treasury Notes, 2.375 - 5.75%, 8/15/06 - 8/15/10

Total Investments (Cost $3,197,172,712) 98.9%			3,287,305,979
Other Assets, less Liabilities 1.1%			35,679,985

Net Assets 100.0%			$3,322,985,964

Selected Portfolio Abbreviations

ADR - American Depository Receipt

FHLMC - Federal Home Loan Mortgage Corporation

FNMA - Federal National Mortgage Association

GNMA - Government National Mortgage Association

GO - General Obligation

SF - Single Family

aRounds to less than 0.05% of net assets.

bSee Note 7 regarding restricted and illiquid securities.

cSee Note 8 regarding defaulted securities.

dSee Note 9 regarding other considerations.

eSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under the guidelines approved by the Trust’s Board of Trustees. At December 31, 2005, the value of these securities was $377,192,879, representing 11.35% of net assets.

fThe principal amount is stated in U.S. dollars unless otherwise indicated.

gSee Note 1(c) regarding joint repurchase agreement.

hA portion or all of the security is traded on a discount basis with no stated coupon.

See notes to financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Assets and Liabilities

December 31, 2005

Franklin Income Securities Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$2,996,093,526
Cost - Repurchase agreements	201,079,186

Total cost of investments	$3,197,172,712

Value - Unaffiliated issuers	$3,086,226,793
Value - Repurchase agreements	201,079,186

Total value of investments	3,287,305,979
Receivables:
Investment securities sold	1,383,843
Capital shares sold	5,837,775
Dividends and interest	31,536,922

Total assets	3,326,064,519

Liabilities:
Payables:
Capital shares redeemed	417,961
Affiliates	2,427,714
Reports to shareholders	165,000
Deferred sales proceeds (Note 9)	37,509
Accrued expenses and other liabilities	30,371

Total liabilities	3,078,555

Net assets, at value	$3,322,985,964

Net assets consist of:
Paid-in capital	$3,076,151,465
Undistributed net investment income	140,978,411
Net unrealized appreciation (depreciation)	90,133,267
Accumulated net realized gain (loss)	15,722,821

Net assets, at value	$3,322,985,964

Class 1:
Net assets, at value	$457,625,258

Shares outstanding	29,414,181

Net asset value and offering price per share	$15.56

Class 2:
Net assets, at value	$2,865,360,706

Shares outstanding	187,020,231

Net asset value and offering price per share	$15.32

See notes to financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Operations

for the year ended December 31, 2005

Franklin Income Securities Fund
Investment income:
Dividends	$56,372,150
Interest	106,585,787
Other income (Note 10)	54,366

Total investment income	163,012,303

Expenses:
Management fees (Note 3a)	12,626,675
Distribution fees - Class 2 (Note 3c)	5,652,323
Unaffiliated transfer agent fees	15,376
Custodian fees (Note 4)	60,101
Reports to shareholders	330,448
Professional fees	50,635
Trustees’ fees and expenses	13,750
Other	65,694

Total expenses	18,815,002
Expense reductions (Note 4)	(1,595)

Net expenses	18,813,407

Net investment income	144,198,896

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	31,941,147
Realized gain distributions from REITS	259,673
Foreign currency transactions	(46,688)

Net realized gain (loss)	32,154,132

Net change in unrealized appreciation (depreciation) on:
Investments	(129,982,557)
Translation of assets and liabilities denominated in foreign currencies	(214)

Net change in unrealized appreciation (depreciation)	(129,982,771)

Net realized and unrealized gain (loss)	(97,828,639)

Net increase (decrease) in net assets resulting from operations	$46,370,257

See notes to financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statements of Changes in Net Assets

	Franklin Income Securities Fund
	Year Ended December 31,
	2005	2004

Increase (decrease) in net assets:
Operations:
Net investment income	$144,198,896	$86,939,394
Net realized gain (loss) from investments, realized gain distributions from REITS and foreign currency transactions	32,154,132	40,772,833
Net change in unrealized appreciation (depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	(129,982,771)	104,786,076

Net increase (decrease) in net assets resulting from operations	46,370,257	232,498,303

Distributions to shareholders from:
Net investment income:
Class 1	(17,655,444)	(16,732,026)
Class 2	(77,344,567)	(31,567,787)
Net realized gains:
Class 1	(1,482,117)	—
Class 2	(6,706,510)	—

Total distributions to shareholders	(103,188,638)	(48,299,813)

Capital share transactions: (Note 2)
Class 1	(62,746,016)	(58,818,294)
Class 2	1,280,624,618	877,594,642

Total capital share transactions	1,217,878,602	818,776,348

Net increase (decrease) in net assets	1,161,060,221	1,002,974,838
Net assets:
Beginning of year	2,161,925,743	1,158,950,905

End of year	$3,322,985,964	$2,161,925,743

Undistributed net investment income included in net assets:
End of year	$140,978,411	$87,092,537

See notes to financial statements.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Income Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of twenty-two separate series. The Franklin Income Securities Fund (the Fund) included in this report is diversified. The financial statements of the remaining funds in the series are presented separately. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. As of December 31, 2005, 62.50% of the Fund’s shares were sold through one insurance company.

The following summarizes the Fund’s significant accounting policies.

a. Security Valuation

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market.

Corporate debt securities, mortgage pass-through securities and other mortgage-backed securities generally trade in the over-the-counter market rather than on a securities exchange. The Trust may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Trust’s pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust’s Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust’s Board of Trustees.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Income Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

b. Foreign Currency Translation (continued)

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Joint Repurchase Agreement

The Fund may enter into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account with other funds managed by the investment manager or an affiliate of the investment manager and is used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund’s custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. Repurchase agreements are valued at cost. At December 31, 2005, all repurchase agreements held by the Fund had been entered into on December 30, 2005.

d. Foreign Currency Contracts

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.

e. Mortgage Dollar Rolls

The Fund enters into mortgage dollar rolls, typically on a to-be-announced basis. Dollar rolls are agreements between the Fund and a financial institution to simultaneously sell and repurchase mortgage-backed securities at a future date. Gains or losses are realized at the time of the sale and the difference between the repurchase price and sale price is recorded as an unrealized gain to the Fund. The risks of mortgage dollar roll transactions include the potential inability of the counterparty to fulfill its obligations.

f. Income Taxes

No provision has been made for U.S. income taxes because the Fund’s policy is to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Income Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

g. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Such distributions are reinvested in additional shares of the Fund. Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with generally accepted accounting principles. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Distributions received by the Fund from securities may be a return of capital (ROC). Such distributions reduce the cost basis of the securities, and any distributions in excess of the cost basis are recognized as capital gains.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

h. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

i. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Income Securities Fund

2. SHARES OF BENEFICIAL INTEREST (continued)

At December 31, 2005, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2005		2004
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	214,928	$3,363,667	303,699	$4,435,674
Shares issued in reinvestment of distributions	1,234,681	19,137,561	1,195,145	16,732,026
Shares redeemed	(5,443,525)	(85,247,244)	(5,457,232)	(79,985,994)

Net increase (decrease)	(3,993,916)	$(62,746,016)	(3,958,388)	$(58,818,294)

Class 2 Shares:
Shares sold	81,419,386	$1,257,290,428	59,725,308	$868,489,933
Shares issued in reinvestment of distributions	5,500,725	84,051,077	2,282,559	31,567,787
Shares redeemed	(3,971,475)	(60,716,887)	(1,563,918)	(22,463,078)

Net increase (decrease)	82,948,636	$1,280,624,618	60,443,949	$877,594,642

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
.625%	Up to and including $100 million
.500%	Over $100 million, up to and including $250 million
.450%	Over $250 million, up to and including $10 billion
.440%	Over $10 billion, up to and including $12.5 billion
.420%	Over $12.5 billion, up to and including $15 billion
.400%	In excess of $15 billion

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on average daily net assets and is not an additional expense of the Fund.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Income Securities Fund

3. TRANSACTIONS WITH AFFILIATES (continued)

c. Distribution Fees

The Fund’s Board of Trustees has adopted distribution plans for Class 2 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets. The Board of Trustees has set the current rate at 0.25% per year.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2005, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

The tax character of distributions paid during the years ended December 31, 2005 and 2004, was as follows:

	2005	2004
Distributions paid from ordinary income	$103,188,638	$48,299,813

At December 31, 2005, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income for income tax purposes were as follows:

Cost of investments	$3,201,041,821

Unrealized appreciation	$237,957,510
Unrealized depreciation	(151,693,352)

Net unrealized appreciation (depreciation)	$86,264,158

Undistributed ordinary income	$153,320,080
Undistributed long term capital gains	11,156,677

Distributable earnings	$164,476,757

Net investment income (loss) differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities, foreign currency transactions, mortgage dollar rolls, paydown losses and bond discounts and premiums.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, mortgage dollar rolls, paydown losses and bond discounts and premiums.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2005, aggregated $2,166,944,709 and $867,955,290, respectively.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Income Securities Fund

7. CREDIT RISK AND DEFAULTED SECURITIES

The Fund has 30.00% of its portfolio invested in below investment grade and comparable quality unrated high yield securities, which tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

The Fund held defaulted securities and/or other securities for which the income has been deemed uncollectible. At December 31, 2005, the value of these securities was $75,079,296, representing 2.26% of the Fund’s net assets. The Fund discontinues accruing income on securities for which income has been deemed uncollectible and provides an estimate for losses on interest receivable. The securities have been identified on the accompanying Statement of Investments.

8. RESTRICTED AND ILLIQUID SECURITIES

At December 31, 2005, investments in securities included issues that are restricted and illiquid. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration under the Securities Act of 1933, unless the sale is pursuant to an exemption under the 1933 Act. The Fund has registration rights for all restricted securities held at period end. The issuer generally incurs all registration costs.

A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. At December 31, 2005, the Fund held investments in restricted and illiquid securities, valued in accordance with procedures approved by the Trust’s Board of Trustees as reflecting fair value, as follows:

Shares	Issuer	Acquisition Date	Cost	Value
10,073,000	Asia Pulp & Paper Co. Ltd. 12.00%, pfd., Perpetual (0.00% of Net Assets)[a]	2/14/97	$7,620,963	$109,796

[a]	Rounds to less than 0.005% of net assets.

9. OTHER CONSIDERATIONS

Subject to certain terms and conditions, the Fund has agreed to sell its holdings of Asia Pulp & Paper Co. Ltd. in November 2006. Until the completion of the sale, the transaction is being accounted for as a secured borrowing with a pledge of collateral and any preliminary sales proceeds or other interest and cash distributions received are deferred until the completion of the transaction and are recorded as part of the net sales proceeds.

Directors or employees of Advisers, as the Fund’s Investment Manager, may serve as members of various bondholders’ steering committees, on credit committees, or may represent the Funds in certain corporate restructuring negotiations. At January 6, 2006, such individuals serve in one or more of these capacities for Calpine Corp. As a result of this involvement, such individuals may be in possession of certain material non-public information. If the Fund’s Investment Manager, while in possession of such information, seeks to sell any of its holdings in theses securities it will comply with all applicable federal securities laws.

10. REGULATORY MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares, Franklin Resources, Inc. and certain of its subsidiaries (collectively, the “Company”), entered into settlements with certain of those regulators.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Income Securities Fund

10. REGULATORY MATTERS (continued)

Specifically, the Company entered into settlements with the Securities and Exchange Commission (“SEC”) concerning market timing (the “August 2, 2004 SEC Order”) and marketing support payments to securities dealers who sell fund shares (the “December 13, 2004 SEC Order”) and with the California Attorney General’s Office (“CAGO”) concerning marketing support payments to securities dealers who sell fund shares (the “CAGO Settlement”). Under the terms of the settlements with the SEC and the CAGO, the Company retained an Independent Distribution Consultant (“IDC”) to develop a plan for distribution of the respective settlement monies. The CAGO approved the distribution plan under the CAGO Settlement and, in accordance with the terms and conditions of that settlement, the monies were disbursed to the relevant funds and are recorded as other income in the current period. The SEC has not yet approved the distribution plan pertaining to the December 13, 2004 SEC Order. When approved, disbursements of settlement monies will be made promptly to the relevant funds, in accordance with the terms and conditions of that order. The IDC continues to develop the plan of distribution under the August 2, 2004 SEC Order that resolved the SEC’s market timing investigation.

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, directors, and/or employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.) relating to the industry practices referenced above, as well as to allegedly excessive advisory fees, commissions, and/or 12b-1 fees. The lawsuits were filed in different courts throughout the country. Many of those suits are now pending in a multi-district litigation in the United States District Court for the District of Maryland.

The Company and fund management strongly believe that the claims made in each of the private lawsuits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Trust, it is committed to making the Trust or their shareholders whole, as appropriate.

Franklin Templeton Variable Insurance Products Trust

Franklin Income Securities Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Income Securities Fund (one of the funds constituting Franklin Templeton Variable Insurance Products Trust, hereafter referred to as the “Fund”) at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005, by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 10, 2006

Franklin Templeton Variable Insurance Products Trust

Tax Designation (unaudited)

Franklin Income Securities Fund

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Fund designates the maximum amount allowable but no less than $11,156,677 as a capital gain dividend for the fiscal year ended December 31, 2005.

Under Section 854(b)(2) of the Code, the Fund designates 42.29% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2005.

FI-

FRANKLIN LARGE CAP GROWTH SECURITIES FUND

This annual report for Franklin Large Cap Growth Securities Fund covers the fiscal year ended December 31, 2005.

Performance Summary as of 12/31/05

Average annual total return of Class 1 shares represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/05

	1-Year	5-Year	Since Inception (5/1/96)
Average Annual Total Return	+1.31%	-0.95%	+8.21%

Total Return Index Comparison for Hypothetical $10,000 Investment (5/1/96–12/31/05)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance is compared to the performance of the Standard & Poor’s 500 Index (S&P 500) and the Russell 1000® Growth Index. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

*Source: Standard & Poor’s Micropal. Please see Index Descriptions following the Fund Summaries.

Franklin Large Cap Growth Securities Fund Class 1

Performance reflects the Fund’s Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares.

Current performance may differ from figures shown.

FLG-1

Fund Goal and Main Investments: Franklin Large Cap Growth Securities Fund seeks capital appreciation. The Fund normally invests at least 80% of its net assets in investments of large capitalization companies. Large capitalization companies are those with market capitalization values within those of the top 50% of companies in the Russell 1000 Index at the time of purchase.1 The Fund invests primarily to predominantly in equity securities and may also invest in foreign securities.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. The Fund underperformed its benchmarks, the Russell 1000 Growth Index and the S&P 500, which returned +5.26% and +4.91% for the year under review.2

Economic and Market Overview

During the 12 months ended December 31, 2005, U.S. economic expansion was driven by strength across most industries, sectors and regions. Gross domestic product (GDP) rose during the period, benefiting from increased personal consumption, federal spending and business investment, which increased 24% in third quarter 2005 compared with the same quarter in 2004.3 Slower export growth combined with greater demand for imported goods and materials fueled a widening trade gap. The U.S. dollar rallied in 2005, supported by rising short-term domestic interest rates and strong economic growth in the U.S. relative to many of its major trading partners.

Many businesses enjoyed record profits, propelled largely by productivity gains. Earnings for companies in the S&P 500 were estimated to have increased 13% in 2005.4 The labor market firmed as employment increased and the unemployment rate dropped from 5.4% to 4.9% during the reporting period. Personal income rose, and hiring rebounded in many industries, bolstered by healthy business spending.

1. Please see Index Descriptions following the Fund Summaries.

2. Source: Standard & Poor’s Micropal. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

3. Source: Thomson Financial. Based on companies in the S&P 500.

4. Source: Standard & Poor’s.

Fund Risks: The Fund’s investments in stocks offer the potential for long-term gains but can be subject to short-term up-and-down price movements. Large-capitalization stocks tend to go through cycles of doing better – or worse – than the stock market in general, and, in the past, these periods have lasted for several years. By focusing on particular sectors from time to time, such as the technology sector, which has been among the market’s most volatile sectors, the Fund carries greater risk of adverse developments in a sector than a fund that always invests in a wide variety of sectors. Foreign investing involves special risks including currency fluctuations, economic instability, and social and political developments. The Fund’s prospectus also includes a description of the main investment risks.

FLG-2

Oil prices remained high during the period largely due to potential long-term supply limitations and strong growth in global demand, especially from China and India. Natural gas prices rose during the second half of 2005 mainly because of expected rising demand with the onset of winter; however, near period-end prices retreated somewhat amid milder-than-expected weather conditions. Even with high commodity prices, inflation remained relatively contained for the 12 months ended December 31, 2005, as measured by the 2.2% rise for the core Consumer Price Index (CPI).5

Despite this inflation picture, the Federal Reserve Board raised the federal funds target rate from 2.25% to 4.25%. Compared with the rise in short-term interest rates, long-term rates remained relatively stable, supporting overall robust housing and commercial real estate activity, which contributed to economic growth. Throughout 2005, as short- and intermediate-term interest rates rose, the yield curve moved from a fairly normal steepness at the beginning of the period to relatively flat by the end of 2005.

In this environment, the blue chip stocks of the Dow Jones Industrial Average posted a one-year total return of +1.72%, while the broader S&P 500 and the technology-heavy NASDAQ Composite Index returned +4.91% and +2.12%.6

Investment Strategy

We are research driven, fundamental investors pursuing a growth strategy. As bottom-up investors focusing primarily on individual securities, we seek companies that have identifiable drivers of future earnings growth and that present, in our opinion, the best trade-off between that potential earnings growth, business and financial risk and valuation. We rely on a team of analysts to help provide in-depth industry expertise and use both qualitative and quantitative analysis to evaluate companies for distinct, sustainable and competitive advantages likely to lead to growth in earnings and/or share price. Competitive advantages such as a particular product niche, proven technology, sound financial profits and records or strong management are all factors we believe may contribute to growth in earnings or share price.

5. Source: Bureau of Labor Statistics. Core CPI excludes food and energy costs.

6. Source: Standard & Poor’s Micropal. Please see Index Descriptions following the Fund Summaries.

What is the yield curve?

The yield curve is a graph illustrating the yields on bonds of the same credit quality with maturities ranging from the shortest to the longest available. The resulting curve shows if short-term interest rates are higher or lower than longer-term rates.

FLG-3

Manager’s Discussion

Looking back at the key factors impacting the Fund’s returns during the 12 months under review, we would like to remind shareholders that our investment strategy is primarily bottom-up and driven by individual stock selection. We recognize, however, that our investors have an interest in a top-down, sector-by-sector discussion of key performance drivers.

On a sector basis, the top contributor to performance in 2005 was the Fund’s position in the health services sector. Relative to an equally weighted blend of the S&P 500 and Russell 1000 Growth Indexes, our overweighted positions in managed health care provider Health Net and hospital operator HCA, as well as favorable stock selection in the sector, boosted performance. The Fund also benefited from exposure to the distribution services sector, with medical products distributors McKesson and AmerisourceBergen as notable contributors. In the finance sector, Fund performance gained from overweighted positions in investment management firm Federated Investors, insurer AFLAC and investment banking and brokerage firm Lehman Brothers Holdings. Other major contributors to the Fund’s performance relative to its benchmarks included overweighted positions in energy-related firms Devon Energy and Anadarko Petroleum, and energy services provider Schlumberger.

The Fund’s most significant detractor from performance on a sector basis during the reporting period was the health technology sector. Our health technology holdings Boston Scientific and Pfizer declined in value and hurt returns. The Fund’s lack of exposure to United Health Group and Genentech also had a negative effect on relative performance. In addition, overweighted positions in computer printer company Lexmark International, and media and newspaper publishing firm Gannett dragged on relative performance, as did an underweighted position in technology company Apple Computer and lack of exposure to consumer staples company Gillette.

FLG-4

As we ended fiscal year 2005, the Fund was overweighted in the energy minerals sector, which comprised integrated oil, natural gas and coal related companies. We believe in the sector’s long-term secular growth potential with reasonable valuations. At period-end, the Fund’s finance sector allocation was overweighted relative to the Russell 1000 Growth Index and underweighted relative to the S&P 500. As we adhered to our investment strategy, this weighting reflected companies we believe have favorable risk-return characteristics based on our assessment of their future growth prospects and valuations.

Thank you for your participation in Franklin Large Cap Growth Securities Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2005, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the adviser makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Top 10 Holdings

Franklin Large Cap Growth

Securities Fund

12/31/05

Company Sector/Industry	% of Total Net Assets

General Electric Co.	3.1%
Producer Manufacturing

Johnson & Johnson	2.7%
Health Technology

Exxon Mobil Corp.	2.6%
Energy Minerals

Microsoft Corp.	1.8%
Technology Services

Citigroup Inc.	1.8%
Finance

Bank of America Corp.	1.7%
Finance

Health Net Inc., A	1.7%
Health Services

Boston Scientific Corp.	1.5%
Health Technology

Pfizer Inc.	1.5%
Health Technology

Intel Corp.	1.5%
Electronic Technology

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments.

FLG-5

Fund Expenses

As an investor in a variable insurance contract (“Contract”) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, redemption fees, surrender fees, transfer fees and premium taxes.

•	Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table below are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract level. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table below provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 × $7.50 = $64.50.

Franklin Large Cap Growth Securities Fund Class 1

FLG-6

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 1	Beginning Account Value 7/1/05	Ending Account Value 12/31/05	Fund-Level Expenses Incurred During Period* 7/1/05-12/31/05
Actual	$1,000	$1,032.00	$3.84
Hypothetical (5% return before expenses)	$1,000	$1,021.42	$3.82

*Expenses are equal to the annualized expense ratio for the Fund’s Class 1 shares (0.75%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

FLG-7

Franklin Templeton Variable Insurance Products Trust

Financial Highlights

Franklin Large Cap Growth Securities Fund

	Year Ended December 31,
Class 1	2005	2004	2003	2002	2001

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$15.08	$14.01	$11.10	$14.52	$21.03

Income from investment operations:
Net investment income[a]	0.17	0.13	0.10	0.09	0.10
Net realized and unrealized gains (losses)	0.02	1.02	2.90	(3.41)	(2.13)

Total from investment operations	0.19	1.15	3.00	(3.32)	(2.03)

Less distributions from:
Net investment income	(0.10)	(0.08)	(0.09)	(0.10)	(0.11)
Net realized gains	—	—	—	—	(4.37)

Total distributions	(0.10)	(0.08)	(0.09)	(0.10)	(4.48)

Net asset value, end of year	$15.17	$15.08	$14.01	$11.10	$14.52

Total return[b]	1.31%	8.23%	27.14%	(22.94)%	(11.26)%
Ratios/supplemental data
Net assets, end of year (000’s)	$136,464	$169,107	$191,028	$175,917	$300,135
Ratios to average net assets:
Expenses	0.76%	0.79%	0.79%	0.80%	0.78%
Net investment income	1.14%	0.99%	0.86%	0.73%	0.56%
Portfolio turnover rate	39.44%	38.48%	35.28%	59.65%	75.67%

aBased on average daily shares outstanding.

bTotal return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

See notes to financial statements.

FLG-8

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Franklin Large Cap Growth Securities Fund (continued)

	Year Ended December 31,
Class 2	2005	2004	2003	2002	2001

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$14.90	$13.87	$11.00	$14.43	$20.93

Income from investment operations:
Net investment income[a]	0.13	0.11	0.08	0.07	0.05
Net realized and unrealized gains (losses)	0.03	0.99	2.87	(3.40)	(2.12)

Total from investment operations	0.16	1.10	2.95	(3.33)	(2.07)

Less distributions from:
Net investment income	(0.09)	(0.07)	(0.08)	(0.10)	(0.06)
Net realized gains	—	—	—	—	(4.37)

Total distributions	(0.09)	(0.07)	(0.08)	(0.10)	(4.43)

Net asset value, end of year	$14.97	$14.90	$13.87	$11.00	$14.43

Total return[b]	1.06%	7.93%	26.95%	(23.19)%	(11.43)%
Ratios/supplemental data
Net assets, end of year (000’s)	$510,395	$340,465	$128,029	$30,289	$5,290
Ratios to average net assets:
Expenses	1.01%	1.04%	1.04%	1.05%	1.03%
Net investment income	0.89%	0.74%	0.61%	0.48%	0.30%
Portfolio turnover rate	39.44%	38.48%	35.28%	59.65%	75.67%

aBased on average daily shares outstanding.

bTotal return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

See notes to financial statements.

FLG-9

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2005

Franklin Large Cap Growth Securities Fund	Country	Shares	Value
Common Stocks 92.1%
Communications 1.8%
Alltel Corp.	United States	38,000	$2,397,800
Sprint Nextel Corp.	United States	253,725	5,927,016
Verizon Communications Inc.	United States	108,200	3,258,984

			11,583,800

Consumer Durables 1.3%
[a]Activision Inc.	United States	249,000	3,421,260
[a]Electronic Arts Inc.	United States	98,300	5,142,073

			8,563,333

Consumer Non-Durables 6.9%
Altria Group Inc.	United States	105,900	7,912,848
Anheuser-Busch Cos. Inc.	United States	172,400	7,406,304
The Coca-Cola Co.	United States	124,300	5,010,533
[a]Dean Foods Co.	United States	41,600	1,566,656
Molson Coors Brewing Co., B	United States	48,900	3,275,811
PepsiCo Inc.	United States	86,600	5,116,328
Procter & Gamble Co.	United States	120,100	6,951,388
Sara Lee Corp.	United States	232,200	4,388,580
Unilever PLC, ADR	United Kingdom	77,000	3,089,240

			44,717,688

Consumer Services 3.8%
[a]eBay Inc.	United States	37,100	1,604,575
Gannett Co. Inc.	United States	124,900	7,565,193
[a]Univision Communications Inc., A	United States	140,283	4,122,917
Viacom Inc., B	United States	193,000	6,291,800
The Walt Disney Co.	United States	210,700	5,050,479

			24,634,964

Distribution Services 2.4%
AmerisourceBergen Corp.	United States	77,200	3,196,080
Cardinal Health Inc.	United States	44,300	3,045,625
McKesson Corp.	United States	72,300	3,729,957
Sysco Corp.	United States	185,100	5,747,355

			15,719,017

Electronic Technology 9.9%
[a]Apple Computer Inc.	United States	29,200	2,099,188
Applied Materials Inc.	United States	181,000	3,247,140
The Boeing Co.	United States	36,700	2,577,808
[a]Cisco Systems Inc.	United States	513,500	8,791,120
[a]Dell Inc.	United States	278,800	8,361,212
Diebold Inc.	United States	76,600	2,910,800
Empresa Brasileira de Aeronautica SA, ADR	Brazil	55,600	2,173,960
[a]FLIR Systems Inc.	United States	51,900	1,158,927
Intel Corp.	United States	389,900	9,731,904
[a]Lexmark International Inc., A	United States	93,100	4,173,673
Maxim Integrated Products Inc.	United States	67,700	2,453,448
[a]Network Appliance Inc.	United States	145,000	3,915,000
Nokia Corp., ADR	Finland	445,600	8,154,480
QUALCOMM Inc.	United States	93,000	4,006,440

			63,755,100

FLG-10

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2005 (continued)

Franklin Large Cap Growth Securities Fund	Country	Shares	Value
Common Stocks (cont.)
Energy Minerals 7.5%
Anadarko Petroleum Corp.	United States	55,000	$5,211,250
Chesapeake Energy Corp.	United States	105,000	3,331,650
Chevron Corp.	United States	104,500	5,932,465
ConocoPhillips	United States	84,700	4,927,846
Devon Energy Corp.	United States	112,000	7,004,480
Exxon Mobil Corp.	United States	300,000	16,851,000
Royal Dutch Shell PLC, A, ADR	United Kingdom	84,000	5,165,160

			48,423,851

Finance 15.5%
AFLAC Inc.	United States	81,300	3,773,946
The Allstate Corp.	United States	78,600	4,249,902
American International Group Inc.	United States	107,100	7,307,433
Bank of America Corp.	United States	240,300	11,089,845
The Bank of New York Co. Inc.	United States	166,400	5,299,840
[a]Berkshire Hathaway Inc., B	United States	974	2,859,177
Citigroup Inc.	United States	236,400	11,472,492
Fannie Mae	United States	45,500	2,220,855
Federated Investors Inc., B	United States	119,100	4,411,464
Fifth Third Bancorp	United States	168,300	6,348,276
Freddie Mac	United States	91,600	5,986,060
JPMorgan Chase & Co.	United States	193,840	7,693,510
Lehman Brothers Holdings Inc.	United States	19,800	2,537,766
Marsh & McLennan Cos. Inc.	United States	141,000	4,478,160
MBNA Corp.	United States	120,100	3,260,715
Morgan Stanley	United States	76,800	4,357,632
Old Republic International Corp.	United States	119,400	3,135,444
Wachovia Corp.	United States	45,400	2,399,844
Wells Fargo & Co.	United States	75,000	4,712,250
XL Capital Ltd., A	Bermuda	37,900	2,553,702

			100,148,313

Health Services 3.2%
HCA Inc.	United States	69,900	3,529,950
[a]Health Net Inc., A	United States	208,000	10,722,400
[a]LifePoint Hospitals Inc.	United States	44,000	1,650,000
[a]WellPoint Inc.	United States	60,000	4,787,400

			20,689,750

Health Technology 12.6%
Abbott Laboratories	United States	68,800	2,712,784
[a]Amgen Inc.	United States	99,400	7,838,684
Biomet Inc.	United States	82,930	3,032,750
[a]Boston Scientific Corp.	United States	399,300	9,778,857
[a]Charles River Laboratories International Inc.	United States	148,400	6,287,708
Eli Lilly and Co.	United States	73,300	4,148,047
[a]Invitrogen Corp.	United States	35,100	2,339,064
Johnson & Johnson	United States	294,200	17,681,420
Medtronic Inc.	United States	103,300	5,946,981
Merck & Co. Inc.	United States	118,500	3,769,485
Pfizer Inc.	United States	418,600	9,761,752
Roche Holding AG, ADR	Switzerland	45,800	3,462,480
[a]Zimmer Holdings Inc.	United States	74,500	5,024,280

			81,784,292

FLG-11

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2005 (continued)

Franklin Large Cap Growth Securities Fund	Country	Shares	Value
Common Stocks (cont.)
Industrial Services 1.1%
Schlumberger Ltd.	United States	50,000	$4,857,500
The Williams Cos. Inc.	United States	104,600	2,423,582

			7,281,082

Non-Energy Minerals 0.9%
Alcoa Inc.	United States	187,500	5,544,375

Process Industries 1.3%
The Dow Chemical Co.	United States	73,500	3,220,770
Lyondell Chemical Co.	United States	213,600	5,087,952

			8,308,722

Producer Manufacturing 7.2%
3M Co.	United States	103,100	7,990,250
General Electric Co.	United States	579,000	20,293,950
Masco Corp.	United States	169,200	5,108,148
Tyco International Ltd.	United States	279,900	8,077,914
United Technologies Corp.	United States	93,600	5,233,176

			46,703,438

Retail Trade 6.3%
[a]Dollar Tree Stores Inc.	United States	219,100	5,245,254
Family Dollar Stores Inc.	United States	158,700	3,934,173
The Gap Inc.	United States	295,700	5,216,148
The Home Depot Inc.	United States	92,300	3,736,304
Lowe’s Cos. Inc.	United States	48,300	3,219,678
RadioShack Corp.	United States	110,100	2,315,403
Ross Stores Inc.	United States	120,200	3,473,780
Target Corp.	United States	49,300	2,710,021
Wal-Mart Stores Inc.	United States	181,000	8,470,800
Walgreen Co.	United States	53,400	2,363,484

			40,685,045

Technology Services 5.7%
Accenture Ltd., A	Bermuda	161,700	4,668,279
[a]Affiliated Computer Services Inc., A	United States	1,800	106,524
Automatic Data Processing Inc.	United States	100,000	4,589,000
First Data Corp.	United States	125,000	5,376,250
International Business Machines Corp.	United States	51,000	4,192,200
Microsoft Corp.	United States	454,300	11,879,945
Paychex Inc.	United States	114,100	4,349,492
[a]Symantec Corp.	United States	117,400	2,054,500

			37,216,190

Transportation 2.2%
Expeditors International of Washington Inc.	United States	36,400	2,457,364
FedEx Corp.	United States	46,600	4,817,974
Southwest Airlines Co.	United States	437,000	7,179,910

			14,455,248

Utilities 2.5%
Dominion Resources Inc.	United States	33,000	2,547,600
Exelon Corp.	United States	58,700	3,119,318
FirstEnergy Corp.	United States	110,200	5,398,698
NiSource Inc.	United States	160,000	3,337,600
TXU Corp.	United States	30,400	1,525,776

			15,928,992

Total Common Stocks (Cost $542,958,848)			596,143,200

FLG-12

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2005 (continued)

Franklin Large Cap Growth Securities Fund	Country	Principal Amount	Value
Short Term Investment (Cost $49,710,008) 7.7%
[b]Repurchase Agreement 7.7%
Joint Repurchase Agreement, 3.999%, 1/03/06 (Maturity Value $49,732,096)	United States	$49,710,008	$49,710,008
ABN AMRO Bank, N.V., New York Branch (Maturity Value $4,581,818)
Banc of America Securities LLC (Maturity Value $4,681,282)
Barclays Capital Inc. (Maturity Value $4,681,282)
Bear, Stearns & Co. Inc. (Maturity Value $3,984,536)
BNP Paribas Securities Corp. (Maturity Value $4,681,282)
Deutsche Bank Securities Inc. (Maturity Value $1,992,765)
Goldman, Sachs & Co. (Maturity Value $3,386,757)
Greenwich Capital Markets Inc. (Maturity Value $4,681,282)
Lehman Brothers Inc. (Maturity Value $3,116,710)
Merrill Lynch Government Securities Inc. (Maturity Value $4,681,282)
Morgan Stanley & Co. Inc. (Maturity Value $4,581,818)
UBS Securities LLC (Maturity Value $4,681,282)

Collateralized by U.S. Government Agency Securities, 1.875 - 7.25%,
2/15/06 - 11/15/10; [c]U.S. Government Agency Discount Notes, 1/09/06 -
1/27/06; and U.S. Treasury Notes, 2.375 - 5.75%, 8/15/06 - 8/15/10

Total Investments (Cost $592,668,856) 99.8%			645,853,208
Other Assets, less Liabilities 0.2%			1,005,577

Net Assets 100.0%			$646,858,785

Selected Portfolio Abbreviations

ADR - American Depository Receipt

aNon-income producing.

bSee Note 1(c) regarding joint repurchase agreement.

cA portion or all of the security is traded on a discount basis with no stated coupon rate.

See notes to financial statements.

FLG-13

Franklin Templeton Variable Insurance Products Trust

Financial Statements

Statement of Assets and Liabilities

December 31, 2005

Franklin Large Cap Growth Securities Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$542,958,848
Cost - Repurchase agreements	49,710,008

Total cost of investments	$592,668,856

Value - Unaffiliated issuers	$596,143,200
Value - Repurchase agreements	49,710,008

Total value of investments	$645,853,208
Receivables:
Investment securities sold	4,308,259
Capital shares sold	531,143
Dividends	759,825

Total assets	651,452,435

Liabilities:
Payables:
Investment securities purchased	3,319,055
Capital shares redeemed	606,085
Affiliates	608,567
Accrued expenses and other liabilities	59,943

Total liabilities	4,593,650

Net assets, at value	$646,858,785

Net assets consist of:
Paid-in capital	$611,706,824
Undistributed net investment income	5,330,502
Net unrealized appreciation (depreciation)	53,184,352
Accumulated net realized gain (loss)	(23,362,893)

Net assets, at value	$646,858,785

Class 1:
Net assets, at value	$136,464,104

Shares outstanding	8,997,057

Net asset value and offering price per share	$15.17

Class 2:
Net assets, at value	$510,394,681

Shares outstanding	34,102,268

Net asset value and offering price per share	$14.97

See notes to financial statements.

FLG-14

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Operations

for the year ended December 31, 2005

Franklin Large Cap Growth Securities Fund
Investment income:
Dividends	$9,091,647
Interest	1,803,852
Other income (Note 7)	95,837

Total investment income	10,991,336

Expenses:
Management fees (Note 3a)	4,237,202
Distribution fees - Class 2 (Note 3c)	1,071,272
Unaffiliated transfer agent fees	3,131
Custodian fees (Note 4)	11,969
Reports to shareholders	95,386
Professional fees	24,308
Trustees’ fees and expenses	3,014
Other	16,798

Total expenses	5,463,080
Expense reductions (Note 4)	(33)

Net expenses	5,463,047

Net investment income	5,528,289

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	13,336,256
Foreign currency transactions	855

Net realized gain (loss)	13,337,111
Net change in unrealized appreciation (depreciation) on investments	(10,119,865)

Net realized and unrealized gain (loss)	3,217,246

Net increase (decrease) in net assets resulting from operations	$8,745,535

See notes to financial statements.

FLG-15

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statements of Changes in Net Assets

	Franklin Large Cap Growth Securities Fund
	Year Ended December 31,
	2005	2004

Increase (decrease) in net assets:
Operations:
Net investment income	$5,528,289	$3,351,467
Net realized gain (loss) from investments and foreign currency transactions	13,337,111	14,563,139
Net change in unrealized appreciation (depreciation) on investments	(10,119,865)	16,039,304

Net increase (decrease) in net assets resulting from operations	8,745,535	33,953,910
Distributions to shareholders from:
Net investment income:
Class 1	(1,057,373)	(963,792)
Class 2	(2,491,747)	(964,498)

Total distributions to shareholders	(3,549,120)	(1,928,290)
Capital share transactions: (Note 2)
Class 1	(32,930,473)	(34,434,485)
Class 2	165,021,154	192,923,391

Total capital share transactions	132,090,681	158,488,906

Net increase (decrease) in net assets	137,287,096	190,514,526
Net assets:
Beginning of year	509,571,689	319,057,163

End of year	$646,858,785	$509,571,689

Undistributed net investment income included in net assets:
End of year	$5,330,502	$3,350,478

See notes to financial statements.

FLG-16

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements

Franklin Large Cap Growth Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of twenty-two separate series. The Franklin Large Cap Growth Securities Fund (the Fund) included in this report is diversified. The financial statements of the remaining funds in the series are presented separately. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. As of December 31, 2005, 56.15% of the Fund’s shares were sold through one insurance company.

The following summarizes the Fund’s significant accounting policies.

a. Security Valuation

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market.

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust’s Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust’s Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Joint Repurchase Agreement

The Fund may enter into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account with other funds managed by the investment manager or an affiliate of the investment manager and is used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on

FLG-17

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Large Cap Growth Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

c. Joint Repurchase Agreement (continued)

their pro-rata interest. A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund’s custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Fund, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. Repurchase agreements are valued at cost. At December 31, 2005, all repurchase agreements held by the Fund had been entered into on December 30, 2005.

d. Foreign Currency Contracts

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.

e. Income Taxes

No provision has been made for U.S. income taxes because the Fund’s policy is to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

f. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Such distributions are reinvested in additional shares of the Fund. Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with generally accepted accounting principles. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

g. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

FLG-18

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Large Cap Growth Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

h. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

At December 31, 2005, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2005		2004
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	240,925	$3,539,235	241,760	$3,462,584
Shares issued in reinvestment of distributions	71,252	1,057,373	67,210	963,792
Shares redeemed	(2,527,280)	(37,527,081)	(2,728,506)	(38,860,861)

Net increase (decrease)	(2,215,103)	$(32,930,473)	(2,419,536)	$(34,434,485)

Class 2 Shares:
Shares sold	12,821,286	$187,844,237	15,438,375	$218,356,580
Shares issued in reinvestment of distributions	169,969	2,491,747	67,970	964,498
Shares redeemed	(1,736,320)	(25,314,830)	(1,890,421)	(26,397,687)

Net increase (decrease)	11,254,935	$165,021,154	13,615,924	$192,923,391

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.750%	Up to and including $500 million
0.625%	Over $500 million, up to and including $1 billion
0.500%	In excess of $1 billion

FLG-19

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Large Cap Growth Securities Fund

3. TRANSACTIONS WITH AFFILIATES (continued)

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Fund’s Board of Trustees has adopted distribution plans for Class 2 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets. The Board of Trustees has set the current rate at 0.25% per year.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2005, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

At December 31, 2005, the Fund had tax basis capital losses which may be carried over to offset future capital gains, if any. During the year ended December 31, 2005, the Fund utilized $13,367,898 of capital loss carryforwards. At December 31, 2005, the capital loss carryforwards were as follows:

Capital loss carryforwards expiring in:
2010	$18,349,969
2011	1,580,921

$19,930,890

The tax character of distributions paid during the years ended December 31, 2005 and 2004, was as follows:

	2005	2004
Distributions paid from ordinary income	$3,549,120	$1,928,290

At December 31, 2005, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income for income tax purposes were as follows:

Cost of investments	$596,100,856

Unrealized appreciation	$77,284,032
Unrealized depreciation	(27,531,680)

Net unrealized appreciation (depreciation)	$49,752,352

Distributable earnings - undistributed ordinary income	$5,330,502

FLG-20

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Large Cap Growth Securities Fund

5. INCOME TAXES (continued)

Net investment income differs for financial statements and tax purposes primarily due to differing treatments of foreign currency transactions.

Net realized gains (losses) differ for financial statements and tax purposes primarily due to differing treatments of wash sales and foreign currency transactions.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2005, aggregated $337,196,228 and $205,840,025, respectively.

7. REGULATORY MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares, Franklin Resources, Inc. and certain of its subsidiaries (collectively, the “Company”), entered into settlements with certain of those regulators.

Specifically, the Company entered into settlements with the Securities and Exchange Commission (“SEC”) concerning market timing (the “August 2, 2004 SEC Order”) and marketing support payments to securities dealers who sell fund shares (the “December 13, 2004 SEC Order”) and with the California Attorney General’s Office (“CAGO”) concerning marketing support payments to securities dealers who sell fund shares (the “CAGO Settlement”). Under the terms of the settlements with the SEC and the CAGO, the Company retained an Independent Distribution Consultant (“IDC”) to develop a plan for distribution of the respective settlement monies. The CAGO approved the distribution plan under the CAGO Settlement and, in accordance with the terms and conditions of that settlement, the monies were disbursed to the relevant funds and are recorded as other income in the current period. The SEC has not yet approved the distribution plan pertaining to the December 13, 2004 SEC Order. When approved, disbursements of settlement monies will be made promptly to the relevant funds, in accordance with the terms and conditions of that order. The IDC continues to develop the plan of distribution under the August 2, 2004 SEC Order that resolved the SEC’s market timing investigation.

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, directors, and/or employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.) relating to the industry practices referenced above, as well as to allegedly excessive advisory fees, commissions, and/or 12b-1 fees. The lawsuits were filed in different courts throughout the country. Many of those suits are now pending in a multi-district litigation in the United States District Court for the District of Maryland.

The Company and fund management strongly believe that the claims made in each of the private lawsuits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Trust, it is committed to making the Trust or their shareholders whole, as appropriate.

FLG-21

Franklin Templeton Variable Insurance Products Trust

Franklin Large Cap Growth Securities Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Large Cap Growth Securities Fund (one of the funds constituting Franklin Templeton Variable Insurance Products Trust, hereafter referred to as the “Fund”) at December 31, 2005, the results of its operations for the year ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 10, 2006

FLG-22

Franklin Templeton Variable Insurance Products Trust

Tax Designation (unaudited)

Franklin Large Cap Growth Securities Fund

Under Section 854(b)(2) of the Internal Revenue Code, the Fund designates 100% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2005.

FLG-23

FRANKLIN MONEY MARKET FUND

Fund Goal and Main Investments: Franklin Money Market Fund seeks high current income, consistent with liquidity and capital preservation. The Fund invests exclusively in U.S. dollar denominated money market debt instruments issued by U.S. and foreign corporations and banks, and the U.S. government, its agencies and authorities. The Fund seeks to maintain a stable share price of $1.00 but there is no guarantee that it will be able to do so.

We are pleased to bring you Franklin Money Market Fund’s annual report for the fiscal year ended December 31, 2005.

Economic and Market Overview

The economy continued to grow at a healthy pace during the year under review. Over the reporting period, nonfarm payroll data, as well as other indexes, showed growing employment. This along with other factors helped consumer spending increase 6.25% (not adjusted for inflation) in December 2005 compared with the same month a year earlier, which supported U.S. economic growth.1

Business spending also rose during the reporting period, contributing to economic growth. Historically low interest rates continued to allow many companies easy access to capital, and ample cash also helped some companies to support their spending plans.

Oil prices increased substantially during the period amid concerns about potential long-term supply limitations in the face of expected strong growth in global demand, especially from China and India. Despite high commodity prices, inflation remained relatively contained for the 12 months ended December 31, 2005, as measured by the 2.2% rise for the core Consumer Price Index (CPI), which was the same as the core CPI’s 10-year average.2 The Federal Reserve Board (Fed) noted some economic effects due to the recent hurricanes. However, acknowledging the economy’s strength as well as potential inflationary pressure from high energy prices, the Fed raised the federal funds target rate to 4.25% from 2.25% during the 12-month period.

The 10-year Treasury note fluctuated considerably over the past year, but overall its yield rose from 4.24% at the beginning of the period to 4.39% on December 31, 2005. Although core inflationary pressures appeared relatively well contained, the U.S. economy’s resilience caused some concern about future pricing pressures. Some market participants also pointed to the upcoming change in the Fed chairman as another

1. Source: Bureau of Economic Analysis.

2. Source: Bureau of Labor Statistics. Core CPI excludes food and energy costs.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency or institution. Although the Fund seeks to preserve the value of your investment of $1.00 per share, it is possible to lose money by investing in the Fund.

possible catalyst for the 10-year Treasury’s rise, as there is some market perception that Ben Bernanke, the next Fed chairman, may tolerate higher inflation risk. However, Mr. Bernanke is reported to share many of retiring chairman Alan Greenspan’s economic philosophies. Further-more, it is likely to take some time before his approach to dealing with inflation is apparent.

Investment Strategy

In selecting investments, we use a conservative investment approach, focusing on the highest quality and the most liquid of eligible money market securities. We assess the relative value of each security meeting our credit criteria to find the best combination of assets we believe will maximize the Fund’s yield relative to our expectations of the investment environment. We monitor short-term interest rates, economic conditions, and Federal Reserve Board monetary policy to determine the portfolio maturity we believe will provide high overall return.

Manager’s Discussion

Consistent with our strategy, we continued to invest mainly in high-quality money market securities. For example, on December 31, 2005, 85.9% of the portfolio was invested in securities with an AA or higher long-term credit rating by independent credit rating agencies Standard & Poor’s and Moody’s Investors Service, with the balance rated A.3

Thank you for your participation in Franklin Money Market Fund. We look forward to serving your future investment needs.

3. These do not indicate ratings of the Fund.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2005, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the adviser makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments.

Fund Expenses

As an investor in a variable insurance contract (“Contract”) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, redemption fees, surrender fees, transfer fees and premium taxes.

•	Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table below are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract levels. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table below provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period, by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 × $7.50 = $64.50.

Franklin Money Market Fund – Class 1

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 1	Beginning Account Value 7/1/05	Ending Account Value 12/31/05	Fund-Level Expenses Incurred During Period* 7/1/05-12/31/05
Actual	$1,000	$1,015.40	$3.51
Hypothetical (5% return before expenses)	$1,000	$1,021.73	$3.52

*Expenses are equal to the annualized expense ratio for the Fund’s Class 1 shares (0.69%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights

Franklin Money Market Fund

	Year Ended December 31,
Class 1	2005	2004	2003	2002	2001
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00

Income from investment operations - net investment income	0.025	0.007	0.005	0.013	0.038
Less distributions from net investment income	(0.025)	(0.007)	(0.005)	(0.013)	(0.038)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00

Total return[a]	2.55%	0.73%	0.52%	1.33%	3.91%
Ratios/supplemental data
Net assets, end of year (000’s)	$46,750	$59,026	$81,734	$119,819	$200,911
Ratios to average net assets:
Expenses	0.70%	0.68%	0.66%	0.63%	0.56%
Net investment income	2.48%	0.67%	0.56%	1.37%	3.89%

[a]	Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

See notes to financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Franklin Money Market Fund (continued)

	Year Ended December 31,
Class 2	2005	2004	2003	2002	2001
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00

Income from investment operations - net investment income	0.023	0.004	0.003	0.011	0.036
Less distributions from net investment income	(0.023)	(0.004)	(0.003)	(0.011)	(0.036)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00

Total return[a]	2.29%	0.44%	0.27%	1.08%	3.65%
Ratios/supplemental data
Net assets, end of year (000’s)	$962	$887	$590	$479	$952
Ratios to average net assets:
Expenses	0.95%	0.93%	0.91%	0.88%	0.81%
Net investment income	2.23%	0.42%	0.31%	1.12%	3.52%

[a]	Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

See notes to financial statements.

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2005

Franklin Money Market Fund	Country	Principal Amount[c]	Value
[a]Commercial Paper 49.1%
Anz (Delaware) Inc., 1/19/06 - 2/22/06	United States	$1,000,000	$996,253
Barclays U.S. Funding Corp., 2/06/06 - 2/10/06	United States	450,000	448,023
Canadian Wheat Board, 1/26/06 - 2/02/06	United States	500,000	498,239
Commonwealth Bank of Australia, 1/05/06 - 2/07/06	United States	2,090,000	2,085,438
Danske Corp., 1/17/06	United States	200,000	199,594
General Electric Capital Corp., 1/03/06 - 2/17/06	United States	1,835,000	1,829,752
Goldman Sachs Group Inc., 1/03/06 - 1/13/06	United States	2,250,000	2,248,368
HBOS Treasury Services, 1/26/06 - 2/21/06	United Kingdom	2,225,000	2,214,968
Merrill Lynch & Co. Inc., 1/03/06	United States	2,250,000	2,249,214
Morgan Stanley Group Inc., 1/04/06	United States	2,250,000	2,248,945
Royal Bank of Scotland PLC, 1/17/06	United States	189,000	188,637
Shell International Finance BV, 1/04/06 - 2/08/06	Netherlands	1,000,000	998,093
Siemens Capital Corp., 1/04/06 - 2/08/06	United States	901,000	898,681
Societe Generale North America Inc., 2/01/06 - 2/06/06	United States	2,283,000	2,274,635
Svenska Handelsbanken Inc., 1/09/06 - 1/20/06	United States	684,000	682,962
Toyota Motor Credit Corp., 1/03/06 - 2/09/06	United States	1,250,000	1,246,915
UBS AG Finance Delaware Inc., 1/03/06 - 2/13/06	United States	2,115,000	2,110,142

Total Commercial Paper (Cost $23,418,859)			23,418,859

U.S. Government and Agency Securities (Cost $154,801) 0.3%
FHLB, 4.216%, 1/11/06	United States	155,000	154,801

Total Investments before Repurchase Agreements (Cost $23,573,660)			23,573,660

[b]Repurchase Agreements 50.7%
ABN AMRO Bank, N.V., New York Branch, 4.00%, 1/03/06 (Maturity Value $12,090,371) Collateralized by U.S. Government Agency Securities, 4.625%, 1/15/08	United States	12,085,000	12,085,000
UBS Securities LLC, 4.00%, 1/03/06 (Maturity Value $12,095,373) Collateralized by U.S. Government Agency Securities, 2.875%, 12/15/06	United States	12,090,000	12,090,000

Total Repurchase Agreements (Cost $24,175,000)			24,175,000

Total Investments (Cost $47,748,660) 100.1%			47,748,660
Other Assets, less Liabilities (0.1)%			(36,790)

Net Assets 100.0%			$47,711,870

Selected Portfolio Abbreviations

FHLB - Federal Home Loan Bank

aSecurity is traded on a discount basis with no stated coupon rate.

bSee Note 1(b) regarding repurchase agreements.

cThe principal amount is stated in U.S. dollars unless otherwise stated.

See notes to financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Assets and Liabilities

December 31, 2005

Franklin Money Market Fund
Assets:
Investments in securities, at amortized cost	$23,573,660
Repurchase agreements, at value and cost	24,175,000

Total investments	47,748,660
Cash	2,766
Receivables:
Interest	2,686
Affiliates	65,901

Total assets	47,820,013

Liabilities:
Payables:
Capital shares redeemed	77,537
Affiliates	25,105
Accrued expenses and other liabilities	5,501

Total liabilities	108,143

Net assets, at value	$47,711,870

Net assets consist of paid-in capital	$47,711,870

Class 1:
Net assets, at value	$46,750,370

Shares outstanding	46,750,370

Net asset value per share	$1.00

Class 2:
Net assets, at value	$961,500

Shares outstanding	961,500

Net asset value per share	$1.00

See notes to financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Operations

for the year ended December 31, 2005

Franklin Money Market Fund
Investment income:
Interest	$1,679,728

Expenses:
Management fees (Note 3a)	329,528
Distribution fees - Class 2 (Note 3c)	2,305
Unaffiliated transfer agent fees	304
Custodian fees (Note 4)	1,036
Reports to shareholders	25,108
Professional fees	10,933
Trustees’ fees and expenses	307
Other	3,850

Total expenses	373,371
Expense reductions (Note 4)	(481)

Net expenses	372,890

Net investment income	1,306,838

Net increase (decrease) in net assets resulting from operations	$1,306,838

See notes to financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statements of Changes in Net Assets

	Franklin Money Market Fund
	Year Ended December 31,
	2005	2004

Increase (decrease) in net assets:
Operations:
Net investment income	$1,306,838	$484,567

Distributions to shareholders from:
Net investment income:
Class 1	(1,285,610)	(481,257)
Class 2	(21,228)	(3,310)

Total distributions to shareholders	(1,306,838)	(484,567)
Capital share transactions: (Note 2)
Class 1	(12,275,835)	(22,708,015)
Class 2	74,930	296,950

Total capital share transactions	(12,200,905)	(22,411,065)

Net increase (decrease) in net assets	(12,200,905)	(22,411,065)
Net assets: (there is no undistributed income at beginning or end of year)
Beginning of year	59,912,775	82,323,840

End of year	$47,711,870	$59,912,775

See notes to financial statements.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements

Franklin Money Market Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of twenty-two separate series. The Franklin Money Market Fund (the Fund) included in this report is diversified. The financial statements of the remaining funds in the series are presented separately. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. As of December 31, 2005, 96.66% of the Fund’s shares were sold through one insurance company.

The following summarizes the Fund’s significant accounting policies.

a. Security Valuation

Securities are valued at amortized cost which approximates market value. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. All security valuation procedures are approved by the Trust’s Board of Trustees.

b. Repurchase Agreements

The Fund may enter into repurchase agreements, which are accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund’s custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. Repurchase agreements are valued at cost. At December 31, 2005, all repurchase agreements held by the Fund had been entered into on December 30, 2005.

c. Income Taxes

No provision has been made for U.S. income taxes because the Fund’s policy is to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

d. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividends from net investment income are normally declared daily. Such distributions are reinvested in additional shares of the Fund. Distributions from net realized capital gains are recorded on the ex-dividend date. Distributions to shareholders are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with generally accepted accounting principles. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Net investment income, other than class specific expenses, is allocated daily to each class of shares based upon the relative value of the settled shares of each class. Realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Money Market Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

e. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

f. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

At December 31, 2005, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2005	2004
Class 1 Shares:	Amount	Amount
Shares sold	$731,051	$6,053,803
Shares issued in reinvestment of distributions	1,285,602	503,485
Shares redeemed	(14,292,488)	(29,265,303)

Net increase (decrease)	$(12,275,835)	$(22,708,015)

Class 2 Shares:
Shares sold	$144,092	$324,223
Shares issued in reinvestment of distributions	21,228	3,234
Shares redeemed	(90,390)	(30,507)

Net increase (decrease)	$74,930	$296,950

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Money Market Fund

3. TRANSACTIONS WITH AFFILIATES (continued)

a. Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $10 billion
0.440%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	In excess of $15 billion

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Fund’s Board of Trustees has adopted distribution plans for Class 2 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets. The Board of Trustees has set the current rate at 0.25% per year.

e. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2005, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

At December 31, 2005, the Fund had tax basis capital losses which may be carried over to offset future capital gains, if any. At December 31, 2005, the capital loss carryforwards were as follows:

Capital loss carryforwards expiring in:
2008	$280
2010	444

$724

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Money Market Fund

5. INCOME TAXES (continued)

The tax character of distributions paid during the years ended December 31, 2005 and 2004, was as follows:

	2005	2004
Distributions paid from ordinary income	$1,306,838	$484,567

At December 31, 2005, the cost of investments and undistributed ordinary income for income tax purposes were as follows:

Cost of investments	$47,748,660
Undistributed ordinary income	$7,876

6. REGULATORY MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares, Franklin Resources, Inc. and certain of its subsidiaries (collectively, the “Company”), entered into settlements with certain of those regulators.

Specifically, the Company entered into settlements with the Securities and Exchange Commission (“SEC”) concerning market timing (the “August 2, 2004 SEC Order”) and marketing support payments to securities dealers who sell fund shares (the “December 13, 2004 SEC Order”) and with the California Attorney General’s Office (“CAGO”) concerning marketing support payments to securities dealers who sell fund shares (the “CAGO Settlement”). Under the terms of the settlements with the SEC and the CAGO, the Company retained an Independent Distribution Consultant (“IDC”) to develop a plan for distribution of the respective settlement monies. The CAGO approved the distribution plan under the CAGO Settlement and, in accordance with the terms and conditions of that settlement, the monies were disbursed to the relevant funds. The SEC has not yet approved the distribution plan pertaining to the December 13, 2004 SEC Order. When approved, disbursements of settlement monies will be made promptly to the relevant funds, in accordance with the terms and conditions of that order. The IDC continues to develop the plan of distribution under the August 2, 2004 SEC Order that resolved the SEC’s market timing investigation.

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, directors, and/or employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.) relating to the industry practices referenced above, as well as to allegedly excessive advisory fees, commissions, and/or 12b-1 fees. The lawsuits were filed in different courts throughout the country. Many of those suits are now pending in a multi-district litigation in the United States District Court for the District of Maryland.

The Company and fund management strongly believe that the claims made in each of the private lawsuits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Trust, it is committed to making the Trust or their shareholders whole, as appropriate.

Franklin Templeton Variable Insurance Products Trust

Franklin Money Market Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Money Market Fund (one of the funds constituting Franklin Templeton Variable Insurance Products Trust, hereafter referred to as the “Fund”) at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 10, 2006

FRANKLIN REAL ESTATE FUND

This annual report for Franklin Real Estate Fund covers the fiscal year ended December 31, 2005.

Performance Summary as of 12/31/05

Average annual total return of Class 1 shares represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/05

	1-Year	5-Year	10-Year
Average Annual Total Return	+13.74%	+17.75%	+14.09%

Total Return Index Comparison for Hypothetical $10,000 Investment (1/1/96–12/31/05)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance is compared to the performance of the Standard & Poor’s 500 Index (S&P 500) and the Dow Jones Wilshire Real Estate Securities Index. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

*Source: Standard & Poor’s Micropal. Please see Index Descriptions following the Fund Summaries.

Franklin Real Estate Fund – Class 1

Performance reflects the Fund’s Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares.

Current performance may differ from figures shown.

FRE-1

Fund Goals and Main Investments: Franklin Real Estate Fund seeks capital appreciation, with current income as a secondary goal. The Fund normally invests at least 80% of its net assets in investments of companies operating in the real estate sector.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. The Fund outperformed the +4.91% return of the benchmark S&P 500 but underperformed the Dow Jones Wilshire Real Estate Securities Index, which returned +14.06% for the period under review.1

Economic and Market Overview

During the 12 months ended December 31, 2005, U.S. economic expansion was driven by strength across most industries, sectors and regions. Gross domestic product (GDP) rose during the period, benefiting from increased personal consumption, federal spending and business investment, which increased 24% in third quarter 2005 compared with the same quarter in 2004.2 Slower export growth combined with greater demand for imported goods and materials fueled a widening trade gap. The U.S. dollar rallied in 2005, supported by rising short-term domestic interest rates and strong economic growth in the U.S. relative to many of its major trading partners.

Many businesses enjoyed record profits, propelled largely by productivity gains. Earnings for companies in the S&P 500 were estimated to have increased 13% in 2005.3 The labor market firmed as employment increased and the unemployment rate dropped from 5.4% to 4.9% during the reporting period. Personal income rose, and hiring rebounded in many industries, bolstered by healthy business spending.

Oil prices remained high during the period largely due to potential long-term supply limitations and strong growth in global demand, especially from China and India. Natural gas prices rose during the second half of 2005 mainly because of expected rising demand with the onset of winter; however, near period-end prices retreated somewhat amid milder-than-expected weather conditions. Even with high commodity prices, inflation remained relatively contained for the

1. Source: Standard & Poor’s Micropal. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

2. Source: Thomson Financial. Based on companies in the S&P 500.

3. Source: Standard & Poor’s.

Fund Risks: The Fund’s investments in stocks offer the potential for long-term gains but can be subject to short-term up-and-down price movements. By concentrating in the industries of the real estate sector, the Fund carries much greater risk of adverse developments affecting that sector than a fund that invests more broadly. Smaller and mid-size company securities can increase the risk of greater price fluctuation, particularly over the short term. The Fund’s prospectus also includes a description of the main investment risks.

FRE-2

12 months ended December 31, 2005, as measured by the 2.2% rise for the core Consumer Price Index (CPI).4

Despite this inflation picture, the Federal Reserve Board raised the federal funds target rate from 2.25% to 4.25%. Compared with the rise in short-term interest rates, long-term rates remained relatively stable, supporting overall robust housing and commercial real estate activity, which contributed to economic growth. Throughout 2005, as short- and intermediate-term interest rates rose, the yield curve moved from a fairly normal steepness at the beginning of the period to relatively flat by the end of 2005.

In this environment, the blue chip stocks of the Dow Jones Industrial Average posted a one-year total return of +1.72%, while the broader S&P 500 and the technology-heavy NASDAQ Composite Index returned +4.91% and +2.12%.5

Investment Strategy

We are research driven, fundamental investors. As bottom-up investors, we focus on selecting securities that present, in our opinion, the best trade-off between potential earnings growth, business and financial risk, and valuation. Using both qualitative and quantitative analysis, we evaluate security characteristics, the strength and quality of management, and underlying properties. In addition, we may consider other factors, such as the supply and demand outlook for various property types and regional markets.

Manager’s Discussion

During the fiscal year ended December 31, 2005, Fund performance benefited from industry consolidation as a flurry of mergers and acquisitions drove real estate investment trust (REIT) share prices higher. Among the notable transactions that occurred during the period and contributed to Fund performance were ProLogis’ acquisition of Catellus Development and Ventas’ purchase of Provident Senior Living. ProLogis is now considered the world’s largest network of distribution facilities and services, with more than 368 million square feet in over 2,305 facilities. The company was recently estimated to have more than 133 million square feet of development potential in international markets and should benefit from a growing global economy. We believe that Ventas is well-positioned to benefit from a

4. Source: Bureau of Labor Statistics. Core CPI excludes food and energy costs.

5. Source: Standard & Poor’s Micropal. Please see Index Descriptions following the Fund Summaries.

What is the yield curve?

The yield curve is a graph illustrating the yields on bonds of the same credit quality with maturities ranging from the shortest to the longest available. The resulting curve shows if short-term interest rates are higher or lower than longer-term rates.

Top 10 Holdings

Franklin Real Estate Fund

12/31/05

Company Security Type	% of Total Net Assets

M.D.C. Holdings Inc.	4.5%
Consumer Durables

ProLogis	3.4%
Equity REIT – Industrial

General Growth Properties Inc.	3.3%
Equity REIT – Retail

Forest City Enterprises, A	3.2%
Real Estate Development

Vornado Realty Trust	3.1%
Equity REIT – Diversified Property

Simon Property Group Inc.	2.9%
Equity REIT – Retail

The Macerich Co.	2.8%
Equity REIT – Retail

iStar Financial Inc.	2.6%
Equity REIT – Other

The St. Joe Co.	2.6%
Real Estate Development

Digital Realty Trust Inc.	2.3%
Equity REIT – Office

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments.

FRE-3

growing senior housing market as a result of the increasing number of workers reaching retirement age.

The Fund’s top contributor to performance was mall operator General Growth Properties. At the time of purchase, we believed that it had a high-quality portfolio of retail real estate that was attractively valued. During the year, shares of General Growth Properties appreciated more than 35% in value. The Fund also benefited from its investment in Digital Realty Trust, a leading owner and manager of corporate data centers and Internet gateways. We purchased the stock during its initial public offering, when we felt concerns regarding its non-traditional tenant base unduly drove the company’s valuation down to what we considered were attractive levels. Recently, the company announced its planned expansion into western Europe. Forest City Enterprises remained a large portfolio holding and was among the top contributors to performance as we felt it had a high-quality property portfolio, real estate development capabilities and a seasoned management team that were attractive.

The Fund also had some detractors from performance including its stake in mortgage finance operator Doral Financial. During the period, Doral’s shares came under pressure after the company announced it would have to restate its financial results for the past five years. Other holdings that negatively affected Fund performance were Fannie Mae and iStar Financial. Shares of Fannie Mae also declined amid allegations of questionable accounting practices and possible regulatory changes. The Fund’s investment in iStar Financial was hurt by its relatively slow growth rate. However, at period-end we continued to believe the company was well-positioned to benefit from the growth of real estate finance over the longer term. In line with our investment strategy, we also held Doral and Fannie Mae at year-end as we believed their fundamentals remained intact.

Thank you for your participation in Franklin Real Estate Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2005, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the adviser makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

FRE-4

Fund Expenses

As an investor in a variable insurance contract (“Contract”) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, redemption fees, surrender fees, transfer fees and premium taxes.

•	Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table below are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract level. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table below provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 × $7.50 = $64.50.

Franklin Real Estate Fund – Class 1

FRE-5

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 1	Beginning Account Value 7/1/05	Ending Account Value 12/31/05	Fund-Level Expenses Incurred During Period* 7/1/05-12/31/05
Actual	$1,000	$1,058.20	$2.54
Hypothetical (5% return before expenses)	$1,000	$1,022.74	$2.50

*Expenses are equal to the annualized expense ratio for the Fund’s Class 1 shares (0.49%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

FRE-6

Franklin Templeton Variable Insurance Products Trust

Financial Highlights

Franklin Real Estate Fund

	Year Ended December 31,
Class 1	2005	2004	2003	2002	2001
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$30.87	$23.91	$18.05	$18.14	$17.47

Income from investment operations:
Net investment income[a]	0.70	0.75	0.74	0.75	0.74
Net realized and unrealized gains (losses)	3.38	6.78	5.67	(0.30)	0.65

Total from investment operations	4.08	7.53	6.41	0.45	1.39

Less distributions from:
Net investment income	(0.49)	(0.53)	(0.55)	(0.54)	(0.72)
Net realized gains	(1.91)	(0.04)	—	—	—

Total distributions	(2.40)	(0.57)	(0.55)	(0.54)	(.72)

Net asset value, end of year	$32.55	$30.87	$23.91	$18.05	$18.14

Total return[b]	13.74%	32.19%	36.08%	2.25%	8.19%
Ratios/supplemental data
Net assets, end of year (000’s)	$145,425	$152,451	$134,468	$112,991	$134,058
Ratios to average net assets:
Expenses	0.49%	0.50%	0.53%	0.57%	0.59%
Net investment income	2.32%	3.00%	3.62%	4.23%	4.25%
Portfolio turnover rate	36.10%	39.42%	15.44%	18.13%	34.21%

aBased on average daily shares outstanding.

bTotal return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

See notes to financial statements.

FRE-7

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Franklin Real Estate Fund (continued)

	Year Ended December 31,
Class 2	2005	2004	2003	2002	2001
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$30.49	$23.65	$17.88	$17.99	$17.38

Income from investment operations:
Net investment income[a]	0.64	0.72	0.74	0.76	0.80
Net realized and unrealized gains (losses)	3.30	6.65	5.55	(0.35)	0.52

Total from investment operations	3.94	7.37	6.29	0.41	1.32

Less distributions from:
Net investment income	(0.44)	(0.49)	(0.52)	(0.52)	(0.71)
Net realized gains	(1.91)	(0.04)	—	—	—

Total distributions	(2.35)	(0.53)	(0.52)	(0.52)	(0.71)

Net asset value, end of year	$32.08	$30.49	$23.65	$17.88	$17.99

Total return[b]	13.47%	31.80%	35.75%	2.07%	7.88%
Ratios/supplemental data
Net assets, end of year (000’s)	$1,343,868	$1,005,647	$522,415	$249,116	$95,891
Ratios to average net assets:
Expenses	0.74%	0.75%	0.78%	0.82%	0.84%
Net investment income	2.07%	2.75%	3.37%	3.98%	4.60%
Portfolio turnover rate	36.10%	39.42%	15.44%	18.13%	34.21%

aBased on average daily shares outstanding.

bTotal return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

See notes to financial statements.

FRE-8

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2005

Franklin Real Estate Fund	Country	Shares	Value
Common Stocks 90.3%
Equity REIT - Apartments 6.4%
AvalonBay Communities Inc.	United States	137,000	$12,227,250
Boardwalk REIT	Canada	1,503,500	27,447,340
Education Realty Trust Inc.	United States	383,600	4,944,604
Equity Residential	United States	544,700	21,308,664
GMH Communities Trust	United States	1,937,500	30,050,625

			95,978,483

Equity REIT - Diversified Property 5.2%
Duke Realty Corp.	United States	116,248	3,882,683
Lexington Corporate Properties Trust	United States	349,600	7,446,480
Liberty Property Trust	United States	445,100	19,072,535
Vornado Realty Trust	United States	555,200	46,342,544

			76,744,242

Equity REIT - Health Care 2.5%
Health Care Property Investors Inc.	United States	162,500	4,153,500
Medical Properties Trust Inc.	United States	645,800	6,315,924
Ventas Inc.	United States	841,688	26,950,850

			37,420,274

Equity REIT - Hotels 4.0%
Eagle Hospitality Properties Trust Inc.	United States	662,500	5,054,875
Host Marriott Corp.	United States	1,528,800	28,970,760
LaSalle Hotel Properties	United States	475,800	17,471,376
Sunstone Hotel Investors Inc.	United States	311,700	8,281,869

			59,778,880

Equity REIT - Industrial 6.4%
First Potomac Realty Trust	United States	528,900	14,068,740
ProLogis	United States	1,093,647	51,095,188
PS Business Parks Inc.	United States	614,700	30,243,240

			95,407,168

Equity REIT - Office 7.4%
BioMed Realty Trust Inc.	United States	870,300	21,235,320
Brandywine Realty Trust	United States	608,900	16,994,399
Corporate Office Properties Trust	United States	661,300	23,502,602
Cousins Properties Inc.	United States	191,400	5,416,620
[b]Digital Realty Trust Inc.	United States	1,510,500	34,182,615
Parkway Properties Inc.	United States	222,000	8,911,080

			110,242,636

Equity REIT - Other 5.6%
Capital Trust Inc., A	United States	329,000	9,633,120
Entertainment Properties Trust	United States	429,400	17,498,050
HomeBanc Corp.	United States	445,800	3,334,584
iStar Financial Inc.	United States	1,105,600	39,414,640
MortgageIT Holdings Inc.	United States	336,100	4,591,126
Redwood Trust Inc.	United States	87,500	3,610,250
Trustreet Properties Inc.	United States	404,000	5,906,480

			83,988,250

FRE-9

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2005 (continued)

Franklin Real Estate Fund	Country	Shares	Value
Common Stocks (cont.)
Equity REIT - Retail 19.4%
CBL & Associates Properties Inc.	United States	100,000	$3,951,000
[b]Cedar Shopping Centers Inc.	United States	1,756,900	24,719,583
Developers Diversified Realty Corp.	United States	214,700	10,095,194
Federal Realty Investment Trust	United States	87,500	5,306,875
General Growth Properties Inc.	United States	1,033,000	48,540,670
Glimcher Realty Trust	United States	418,600	10,180,352
Kimco Realty Corp.	United States	642,100	20,598,568
Kite Realty Group Trust	United States	1,385,600	21,435,232
The Macerich Co.	United States	630,400	42,325,056
The Mills Corp.	United States	481,600	20,198,304
Pennsylvania REIT	United States	216,000	8,069,760
Ramco-Gershenson Properties Trust	United States	211,800	5,644,470
Regency Centers Corp.	United States	304,400	17,944,380
Simon Property Group Inc.	United States	570,945	43,751,515
Tanger Factory Outlet Centers Inc.	United States	213,600	6,138,864

			288,899,823

Equity REIT - Storage 4.6%
Extra Space Storage Inc.	United States	1,200,000	18,480,000
Public Storage Inc.	United States	281,200	19,042,864
U-Store-It Trust	United States	1,467,300	30,886,665

			68,409,529

Finance 8.1%
Affordable Residential Communities	United States	1,416,600	13,500,198
Brookfield Asset Management Inc., A	Canada	461,000	23,204,144
CharterMac LP	United States	843,000	17,854,740
Doral Financial Corp.	Puerto Rico	1,431,300	15,171,780
Eurocastle Investment Ltd.	United Kingdom	158,000	3,647,442
Fannie Mae	United States	165,700	8,087,817
Newcastle Investment Corp.	United States	1,011,000	25,123,350
[c]Taberna Realty Finance Trust, 144A	United States	1,109,200	13,310,400

			119,899,871

Homebuilding 13.8%
Beazer Homes USA Inc.	United States	147,000	10,707,480
Centex Corp.	United States	54,800	3,917,652
D.R. Horton Inc.	United States	738,400	26,383,032
[a]Hovnanian Enterprises Inc., A	United States	404,400	20,074,416
KB HOME	United States	251,200	18,252,192
Lennar Corp., A	United States	375,300	22,900,806
M.D.C. Holdings Inc.	United States	1,071,400	66,405,372
[a]Meritage Homes Corp.	United States	73,300	4,612,036
[a]NVR Inc.	United States	3,220	2,260,440
The Ryland Group Inc.	United States	94,300	6,801,859
Standard Pacific Corp.	United States	201,100	7,400,480
Technical Olympic USA Inc.	United States	18,300	385,947
[a]Toll Brothers Inc.	United States	447,900	15,515,256

			205,616,968

Real Estate Development 6.9%
Brookfield Properties Corp.	Canada	353,340	10,395,263
Forest City Enterprises Inc., A	United States	1,267,400	48,072,483

FRE-10

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2005 (continued)

Franklin Real Estate Fund	Country	Shares	Value
Common Stocks (cont.)
Real Estate Development (cont.)
[a]Killam Properties	Canada	93,800	$232,422
[a,c]Killam Properties Inc., 144A	Canada	2,258,500	5,596,214
The St. Joe Co.	United States	574,800	38,638,056

			102,934,438

Total Common Stocks (Cost $1,012,930,702)			1,345,320,562

		Principal Amount
Short Term Investment (Cost $144,510,652) 9.7%
Repurchase Agreement 9.7%
[d]Joint Repurchase Agreement, 3.999%, 1/03/06 (Maturity Value $144,574,863)	United States	$144,510,652	144,510,652
ABN AMRO Bank, N.V., New York Branch (Maturity Value $13,319,682)
Banc of America Securities LLC (Maturity Value $13,608,832)
Barclays Capital Inc. (Maturity Value $13,608,832)
Bear, Stearns & Co. Inc. (Maturity Value $11,583,337)
BNP Paribas Securities Corp. (Maturity Value $13,608,832)
Deutsche Bank Securities Inc. (Maturity Value $5,793,115)
Goldman, Sachs & Co. (Maturity Value $9,845,548)
Greenwich Capital Markets Inc. (Maturity Value $13,608,832)
Lehman Brothers Inc. (Maturity Value $9,060,507)
Merrill Lynch Government Securities Inc. (Maturity Value $13,608,832)
Morgan Stanley & Co. Inc. (Maturity Value $13,319,682)
UBS Securities LLC (Maturity Value $13,608,832)

Collateralized by U.S. Government Agency Discount Notes,
1.875 - 7.25%, 2/15/06 - 11/15/10; [e]U.S. Government Agency Discount Notes,
1/09/06 - 1/27/06; and U.S. Treasury Notes, 2.375 - 5.75%, 8/15/06 - 8/15/10

Total Investments (Cost $1,157,441,354) 100.0%			1,489,831,214
Other Assets, less Liabilities 0.0%[f]			(537,527)

Net Assets 100.0%			$1,489,293,687

Selected Portfolio Abbreviation

REIT - Real Estate Investment Trust

aNon-income producing.

bSee Note 7 regarding holdings of 5% voting securities.

cSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under the guidelines approved by the Trust’s Board of Trustees. At December 31, 2005, the value of these securities was $18,906,614, representing 1.27% of net assets.

dSee Note 1(c) regarding joint repurchase agreement.

eA portion or all of the security is traded on a discount basis with no stated coupon rate.

fRounds to less than 0.05% of net assets.

See notes to financial statements.

FRE-11

Franklin Templeton Variable Insurance Products Trust

Financial Statements

Statement of Assets and Liabilities

December 31, 2005

Franklin Real Estate Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$969,433,259
Cost - Non-controlled affiliated issuers (Note 7)	43,497,443
Cost - Repurchase agreements	144,510,652

Total cost of investments	1,157,441,354

Value - Unaffiliated issuers	1,286,418,364
Value - Non-controlled affiliated issuers (Note 7)	58,902,198
Value - Repurchase agreements	144,510,652

Total value of investments	1,489,831,214
Cash	54,061
Receivables:
Investment securities sold	617,313
Capital shares sold	481,234
Dividends and interest	5,757,131

Total assets	1,496,740,953

Liabilities:
Payables:
Investment securities purchased	5,983,412
Capital shares redeemed	236,575
Affiliates	1,144,691
Accrued expenses and other liabilities	82,588

Total liabilities	7,447,266

Net assets, at value	$1,489,293,687

Net assets consist of:
Paid-in capital	$1,008,104,777
Undistributed net investment income	36,236,055
Net unrealized appreciation (depreciation)	332,393,959
Accumulated net realized gain (loss)	112,558,896

Net assets, at value	$1,489,293,687

Class 1:
Net assets, at value	$145,425,226

Shares outstanding	4,467,605

Net asset value and offering price per share	$32.55

Class 2:
Net assets, at value	$1,343,868,461

Shares outstanding	41,893,738

Net asset value and offering price per share	$32.08

See notes to financial statements.

FRE-12

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Operations

for the year ended December 31, 2005

Franklin Real Estate Fund
Investment income:
Dividends:
Unaffiliated issuers	$26,997,023
Non-controlled affiliated issuers (Note 7)	2,941,857
Interest	7,051,309
Other income (Note 8)	19,742

Total investment income	37,009,931

Expenses:
Management fees (Note 3a)	6,175,258
Distribution fees - Class 2 (Note 3c)	2,929,132
Unaffiliated transfer agent fees	7,701
Custodian fees (Note 4)	30,233
Reports to shareholders	115,874
Professional fees	43,837
Trustees’ fees and expenses	6,799
Other	39,778

Total expenses	9,348,612
Expense reductions (Note 4)	(4,533)

Net expenses	9,344,079

Net investment income	27,665,852

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments
Unaffiliated issuers	112,611,437
Non-controlled affiliated issuers (Note 7)	50,127
Realized gain distribution from REITS	7,668,850
Foreign currency transactions	(20,761)

Net realized gain (loss)	120,309,653

Net change in unrealized appreciation (depreciation) on:
Investments	25,142,135
Translation of assets and liabilities denominated in foreign currencies	4,100

Net change in unrealized appreciation (depreciation)	25,146,235

Net realized and unrealized gain (loss)	145,455,888

Net increase (decrease) in net assets resulting from operations	$173,121,740

See notes to financial statements.

FRE-13

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statements of Changes in Net Assets

	Franklin Real Estate Fund
	Year Ended December 31,
	2005	2004

Increase (decrease) in net assets:
Operations:
Net investment income	$27,665,852	$23,598,983
Net realized gain (loss) from investments, realized gain distributions from REITS and foreign currency transactions	120,309,653	75,094,976
Net change in unrealized appreciation (depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	25,146,235	153,300,436

Net increase (decrease) in net assets resulting from operations	173,121,740	251,994,395
Distributions to shareholders from:
Net investment income:
Class 1	(2,239,960)	(2,724,809)
Class 2	(16,328,995)	(12,878,960)
Net realized gains:
Class 1	(8,692,625)	(192,406)
Class 2	(70,236,345)	(972,343)

Total distributions to shareholders	(97,497,925)	(16,768,518)
Capital share transactions: (Note 2)
Class 1	(14,607,962)	(17,653,568)
Class 2	270,179,736	283,643,067

Total capital share transactions	255,571,774	265,989,499
Net increase (decrease) in net assets	331,195,589	501,215,376
Net assets:
Beginning of year	1,158,098,098	656,882,722

End of year	$1,489,293,687	$1,158,098,098

Undistributed net investment income included in net assets:
End of year	$36,236,055	$27,198,442

See notes to financial statements.

FRE-14

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements

Franklin Real Estate Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of twenty-two separate series. The Franklin Real Estate Fund (the Fund) included in this report is diversified. The financial statements of the remaining funds in the series are presented separately. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. As of December 31, 2005, 56.57% of the Fund’s shares were sold through one insurance company.

The following summarizes the Fund’s significant accounting policies.

a. Security Valuation

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust’s Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust’s Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

FRE-15

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Real Estate Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

c. Joint Repurchase Agreement

The Fund may enter into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account with other funds managed by the investment manager or an affiliate of the investment manager and is used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund’s custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. Repurchase agreements are valued at cost. At December 31, 2005, all repurchase agreements held by the Fund had been entered into on December 30, 2005.

d. Foreign Currency Contracts

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.

e. Income Taxes

No provision has been made for U.S. income taxes because the Fund’s policy is to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

f. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Such distributions are reinvested in additional shares of the Fund. Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with generally accepted accounting principles. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Distributions received by the Fund from securities may be a return of capital (ROC). Such distributions reduce the cost basis of the securities, and any distributions in excess of the cost basis are recognized as capital gains.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

FRE-16

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Real Estate Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

g. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

h. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

At December 31, 2005, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2005		2004
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	66,974	$2,110,829	139,440	$3,663,084
Shares issued in reinvestment of distributions	359,270	10,932,585	121,906	2,917,215
Shares redeemed	(896,385)	(27,651,376)	(946,492)	(24,233,867)

Net increase (decrease)	(470,141)	$(14,607,962)	(685,146)	$(17,653,568)

Class 2 Shares:
Shares sold	7,617,433	$231,904,673	13,898,522	$362,200,904
Shares issued in reinvestment of distributions	2,882,629	86,565,340	585,431	13,851,303
Shares redeemed	(1,594,165)	(48,290,277)	(3,590,120)	(92,409,140)

Net increase (decrease)	8,905,897	$270,179,736	10,893,833	$283,643,067

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

FRE-17

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Real Estate Fund

3. TRANSACTIONS WITH AFFILIATES (continued)

a. Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $10 billion
0.440%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	In excess of $15 billion

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on average daily net assets and is not an additional expense of the Fund.

c. Distribution Fees

The Fund’s Board of Trustees has adopted distribution plans for Class 2 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets. The Board of Trustees has set the current rate at 0.25% per year.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2005, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

For tax purposes, realized currency losses occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At December 31, 2005, the Fund deferred realized currency losses of $8,617.

The tax character of distributions paid during the years ended December 31, 2005 and 2004, was as follows:

	2005	2004
Distributions paid from:
Ordinary income	$40,021,889	$16,084,110
Long term capital gain	57,476,036	684,408

	$97,497,925	$16,768,518

FRE-18

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Real Estate Fund

5. INCOME TAXES (continued)

At December 31, 2005, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments	$1,157,441,354

Unrealized appreciation	$354,304,846
Unrealized depreciation	(21,914,986)

Net unrealized appreciation (depreciation)	$332,389,860

Undistributed ordinary income	$57,977,606
Undistributed long term capital gains	90,825,961

Distributable earnings	$148,803,567

Net investment income and net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatment of foreign currency transactions.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2005, aggregated $633,885,194 and $405,670,321, respectively.

7. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The Investment Company Act of 1940 defines “affiliated companies” to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in “affiliated companies” for the Fund at December 31, 2005 were as shown below.

Name of Issuer	Number of Shares Held at Beginning of Year	Gross Additions	Gross Reductions	Number of Shares Held at End of Year	Value at End of Year		Investment Income	Realized Capital Gain (Loss)
Cedar Shopping Centers Inc.	—	1,756,900	—	1,756,900	24,719,583		395,303	—
Digital Realty Trust Inc.	1,535,500	—	25,000	1,510,500	34,182,615		1,510,929	50,127
GMH Communities Trust	1,700,000	237,500	—	1,937,500		*	1,035,625	—

Total Affiliated Securities (3.96% of Net Assets)					$58,902,198		$2,941,857	$50,127

*As	of December 31, 2005, no longer an affiliate.

8. REGULATORY MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares, Franklin Resources, Inc. and certain of its subsidiaries (collectively, the “Company”), entered into settlements with certain of those regulators.

FRE-19

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Real Estate Fund

8. REGULATORY MATTERS (continued)

Specifically, the Company entered into settlements with the Securities and Exchange Commission (“SEC”) concerning market timing (the “August 2, 2004 SEC Order”) and marketing support payments to securities dealers who sell fund shares (the “December 13, 2004 SEC Order”) and with the California Attorney General’s Office (“CAGO”) concerning marketing support payments to securities dealers who sell fund shares (the “CAGO Settlement”). Under the terms of the settlements with the SEC and the CAGO, the Company retained an Independent Distribution Consultant (“IDC”) to develop a plan for distribution of the respective settlement monies. The CAGO approved the distribution plan under the CAGO Settlement and, in accordance with the terms and conditions of that settlement, the monies were disbursed to the relevant funds and are recorded as other income in the current period. The SEC has not yet approved the distribution plan pertaining to the December 13, 2004 SEC Order. When approved, disbursements of settlement monies will be made promptly to the relevant funds, in accordance with the terms and conditions of that order. The IDC continues to develop the plan of distribution under the August 2, 2004 SEC Order that resolved the SEC’s market timing investigation.

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, directors, and/or employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.) relating to the industry practices referenced above, as well as to allegedly excessive advisory fees, commissions, and/or 12b-1 fees. The lawsuits were filed in different courts throughout the country. Many of those suits are now pending in a multi-district litigation in the United States District Court for the District of Maryland.

The Company and fund management strongly believe that the claims made in each of the private lawsuits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Trust, it is committed to making the Trust or their shareholders whole, as appropriate.

FRE-20

Franklin Templeton Variable Insurance Products Trust

Franklin Real Estate Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Real Estate Fund (one of the funds constituting Franklin Templeton Variable Insurance Products Trust, hereafter referred to as the “Fund”) at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 10, 2006

FRE-21

Franklin Templeton Variable Insurance Products Trust

Tax Designation (unaudited)

Franklin Real Estate Fund

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Fund designates the maximum amount allowable but no less than $90,831,789 as a capital gain dividend for the fiscal year ended December 31, 2005.

Under Section 854(b)(2) of the Code, the Fund designates 4.56% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2005.

FRE-22

FRANKLIN RISING DIVIDENDS SECURITIES FUND

This annual report for Franklin Rising Dividends Securities Fund covers the fiscal year ended December 31, 2005.

Performance Summary as of 12/31/05

Average annual total return of Class 1 shares represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/05

	1-Year	5-Year	10-Year
Average Annual Total Return	+3.68%	+10.12%	+12.07%

Total Return Index Comparison

for Hypothetical $10,000 Investment (1/1/96–12/31/05)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance is compared to the performance of the Standard & Poor’s 500 Index (S&P 500) and the Russell Midcap® Value Index. The S&P 500 is replacing the Russell Midcap Value Index as the Fund’s benchmark. Since no index reflects the Fund’s strategy, comparison with a generally accepted market index such as the S&P 500 seems appropriate. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

*Source: Standard & Poor’s Micropal. Please see Index Descriptions following the Fund Summaries.

Franklin Rising Dividends Securities Fund – Class 1

Performance reflects the Fund’s Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares.

Current performance may differ from figures shown.

FRD-1

Fund Goal and Main Investments: Franklin Rising Dividends Securities Fund seeks long-term capital appreciation, with preservation of capital as an important consideration. The Fund normally invests at least 80% of its net assets in investments of companies that have paid rising dividends. The Fund invests predominantly in equity securities.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. The Fund underperformed its benchmarks, the Russell Midcap Value Index, which returned +12.65%, and the S&P 500, which posted a +4.91% total return for the same period.1 The S&P 500 is replacing the Russell Midcap Value Index as the Fund’s benchmark. Since no index reflects the Fund’s strategy, comparison with a generally accepted market index such as the S&P 500 seems an appropriate benchmark.

Economic and Market Overview

During the 12 months ended December 31, 2005, U.S. economic expansion was driven by strength across most industries, sectors and regions. Gross domestic product (GDP) rose during the period, benefiting from increased personal consumption, federal spending and business investment, which increased 24% in third quarter 2005 compared with the same quarter in 2004.2 Slower export growth combined with greater demand for imported goods and materials fueled a widening trade gap. The U.S. dollar rallied in 2005, supported by rising short-term domestic interest rates and strong economic growth in the U.S. relative to many of its major trading partners.

Many businesses enjoyed record profits, propelled largely by productivity gains. Earnings for companies in the S&P 500 were estimated to have increased 13% in 2005.3 The labor market firmed as employment increased and the unemployment rate dropped from 5.4% to 4.9% during the reporting period. Personal income rose, and hiring rebounded in many industries, bolstered by healthy business spending.

1. Source: Standard & Poor’s Micropal. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

2. Source: Thomson Financial. Based on companies in the S&P 500.

3. Source: Standard & Poor’s.

Fund Risks: The Fund’s investments in stocks offer the potential for long-term gains but can be subject to short-term up-and-down price movements. Small and midsize company securities can increase the risk of greater price fluctuation, particularly over the short term. By having significant investments in particular sectors from time to time, the Fund may experience more volatility than a fund with a more broadly diversified portfolio. The Fund’s prospectus also includes a description of the main investment risks.

FRD-2

Oil prices remained high during the period largely due to potential long-term supply limitations and strong growth in global demand, especially from China and India. Natural gas prices rose during the second half of 2005 mainly because of expected rising demand with the onset of winter; however, near period-end prices retreated somewhat amid milder-than-expected weather conditions. Even with high commodity prices, inflation remained relatively contained for the 12 months ended December 31, 2005, as measured by the 2.2% rise for the core Consumer Price Index (CPI).4

Despite this inflation picture, the Federal Reserve Board raised the federal funds target rate from 2.25% to 4.25%. Compared with the rise in short-term interest rates, long-term rates remained relatively stable, supporting overall robust housing and commercial real estate activity, which contributed to economic growth. Throughout 2005, as short- and intermediate-term interest rates rose, the yield curve moved from a fairly normal steepness at the beginning of the period to relatively flat by the end of 2005.

In this environment, the blue chip stocks of the Dow Jones Industrial Average posted a one-year total return of +1.72%, while the broader S&P 500 and the technology-heavy NASDAQ Composite Index returned +4.91% and +2.12%.5

Investment Strategy

We are a research driven, fundamental investment adviser, pursuing a disciplined value-oriented strategy. As bottom-up investors concentrating primarily on individual securities, we seek fundamentally sound companies that we believe meet our screening criteria, which include consistent, substantial dividend increases; reinvested earnings; and strong balance sheets. We attempt to acquire such stocks at attractive prices, often when they are out of favor with other investors. In following these criteria, we do not necessarily focus on companies whose securities pay a high dividend but rather on companies that consistently raise their dividends.

4. Source: Bureau of Labor Statistics. Core CPI excludes food and energy costs.

5. Source: Standard & Poor’s Micropal. Please see Index Descriptions following the Fund Summaries.

What is the yield curve?

The yield curve is a graph illustrating the yields on bonds of the same credit quality with maturities ranging from the shortest to the longest available. The resulting curve shows if short-term interest rates are higher or lower than longer-term rates.

FRD-3

Manager’s Discussion

Significant positive contributors to the Fund’s return during the year ended December 31, 2005, included Roper Industries, Nucor and Praxair. Roper reported strong growth in sales and earnings as its recently acquired radio frequency technology segment performed well. Roper has increased its dividend 13 consecutive years. Nucor’s stock price reacted positively to industry reports that steel distributors increased orders after inventories hit a 15-month low in August. As a result, sheet steel prices rose in September. Nucor has increased its dividend for the last 32 years. High energy prices increased demand for the variety of industrial gases Praxair produces. Praxair has 12 years of dividend increases.

Fund holdings that negatively impacted our results this year included Fannie Mae, Family Dollar Stores, and Leggett & Platt. The stock of Fannie Mae, a public home mortgage company operating under federal charter, steadily declined over the year as concerns grew that the government might enact legislation related to its regulation that would reduce its overall value. Later in the period, Fannie Mae reported that it would not complete the restatement of its financials until the second half of 2006, disappointing many investors. Family Dollar’s relatively weak comparable store sales during its fiscal year (ended in August) caused company earnings to fall below expectations. Many of Family Dollar’s customers were hurt by high gasoline prices that likely reduced discretionary spending. Despite its recent slowdown, Family Dollar has increased its dividend for 29 years. Leggett & Platt’s operating results were hurt by higher-than-expected raw material costs and excess manufacturing capacity. Nonetheless, Leggett & Platt has 34 years of dividend increases.

The Fund initiated a significant new position in McCormick & Co. McCormick makes and distributes spices, seasonings and flavors to the food industry, including retail outlets, restaurants and food processors. McCormick has increased its dividend for 19 years. Existing Fund positions that were significantly increased include Freddie Mac, Dover, Family Dollar Stores and United Technologies.

FRD-4

During the period, the Fund sold its position in Myers Industries. Myers, whose business segments provide a variety of industrial and consumer products ranging from tire supplies to storage containers, has faced particularly intense raw material cost pressures in the past couple of years. We also sold Wilmington Trust during the period, largely because its earnings growth and, as a result, its dividend growth have slowed in recent years. The Fund also completed its sale of Circor International, a designer, manufacturer and supplier of industrial fluid control devices, which had not increased its dividend since it was spun off from another company in 1999.

Our 10 largest positions on December 31, 2005, represented 41.3% of the Fund’s total net assets. It is interesting to note how these 10 companies would, in aggregate, respond to the Fund’s screening criteria based on a simple average of statistical measures. On average, these 10 companies have raised their dividends 22 years in a row and by 320% in the past 10 years. Their most recent year-over-year dividend increases averaged 21% with a yield of 1.9% and a dividend payout ratio of 31%, based on estimates of calendar 2005 operating earnings. The average price/earnings ratio was 17.8 times 2005 estimates versus 16.7 for that of the unmanaged S&P 500 on December 31, 2005.

Thank you for your participation in Franklin Rising Dividends Securities Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2005, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the adviser makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Top 10 Holdings

Franklin Rising Dividends Securities Fund

12/31/05

Company Sector/Industry	% of Total Net Assets

American International Group Inc.	4.5%
Finance

Family Dollar Stores Inc.	4.3%
Retail Trade

Roper Industries Inc.	4.3%
Producer Manufacturing

Carlisle Cos. Inc.	4.3%
Producer Manufacturing

United Technologies Corp.	4.2%
Producer Manufacturing

Freddie Mac	4.1%
Finance

General Electric Co.	4.1%
Producer Manufacturing

Pfizer Inc.	4.0%
Health Technology

Praxair Inc.	3.9%
Process Industries

State Street Corp.	3.6%
Finance

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments.

FRD-5

Fund Expenses

As an investor in a variable insurance contract (“Contract”) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, redemption fees, surrender fees, transfer fees and premium taxes.

•	Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table below are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract level. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table below provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 × $7.50 = $64.50.

Franklin Rising Dividends Securities Fund – Class 1

FRD-6

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 1	Beginning Account Value 7/1/05	Ending Account Value 12/31/05	Fund-Level Expenses Incurred During Period* 7/1/05-12/31/05
Actual	$1,000	$1,057.20	$3.21
Hypothetical (5% return before expenses)	$1,000	$1,022.08	$3.16

*Expenses are equal to the annualized expense ratio for the Fund’s Class 1 shares (0.62%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

FRD-7

Franklin Templeton Variable Insurance Products Trust

Financial Highlights

Franklin Rising Dividends Securities Fund

	Year Ended December 31,
Class 1	2005	2004	2003	2002	2001
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$17.75	$16.28	$13.57	$14.19	$13.23

Income from investment operations:
Net investment income[a]	0.28	0.26	0.19	0.16	0.18
Net realized and unrealized gains (losses)	0.36	1.55	3.10	(0.30)	1.60

Total from investment operations	0.64	1.81	3.29	(0.14)	1.78

Less distributions from:
Net investment income	(0.18)	(0.12)	(0.14)	(0.19)	(0.01)
Net realized gains	(0.10)	(0.22)	(0.44)	(0.29)	(0.81)

Total distributions	(0.28)	(0.34)	(0.58)	(0.48)	(0.82)

Net asset value, end of year	$18.11	$17.75	$16.28	$13.57	$14.19

Total return[b]	3.68%	11.25%	24.88%	(1.32)%	13.90%
Ratios/supplemental data
Net assets, end of year (000’s)	$292,223	$326,883	$326,663	$292,881	$347,336
Ratios to average net assets:
Expenses	0.62%	0.69%	0.76%	0.78%	0.76%
Net investment income	1.65%	1.56%	1.39%	1.11%	1.36%
Portfolio turnover rate	2.26%	2.78%	9.54%	14.06%	11.78%

aBased on average daily shares outstanding.

bTotal return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

See notes to financial statements.

FRD-8

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Franklin Rising Dividends Securities Fund (continued)

	Year Ended December 31,
Class 2	2005	2004	2003	2002	2001
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$17.51	$16.09	$13.44	$14.09	$13.18

Income from investment operations:
Net investment income[a]	0.24	0.22	0.17	0.13	0.15
Net realized and unrealized gains (losses)	0.34	1.53	3.05	(0.31)	1.58

Total from investment operations	0.58	1.75	3.22	(0.18)	1.73

Less distributions from:
Net investment income	(0.15)	(0.11)	(0.13)	(0.18)	(0.01)
Net realized gains	(0.10)	(0.22)	(0.44)	(0.29)	(0.81)

Total distributions	(0.25)	(0.33)	(0.57)	(0.47)	(0.82)

Net asset value, end of year	$17.84	$17.51	$16.09	$13.44	$14.09

Total return[b]	3.43%	11.00%	24.59%	(1.58)%	13.57%
Ratios/supplemental data
Net assets, end of year (000’s)	$1,423,827	$997,800	$343,675	$63,879	$11,831
Ratios to average net assets:
Expenses	0.87%	0.94%	1.01%	1.03%	1.01%
Net investment income	1.40%	1.31%	1.14%	0.86%	1.13%
Portfolio turnover rate	2.26%	2.78%	9.54%	14.06%	11.78%

aBased on average daily shares outstanding.

bTotal return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

See notes to financial statements.

FRD-9

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2005 (continued)

Franklin Rising Dividends Securities Fund	Shares	Value

Common Stocks 98.0%
Commercial Services 1.1%
ABM Industries Inc.	963,740	$18,841,117

Consumer Durables 2.7%
Leggett & Platt Inc.	1,837,700	42,193,592
Russ Berrie and Co. Inc.	362,400	4,138,608

		46,332,200

Consumer Non-Durables 9.0%
Alberto-Culver Co.	1,127,450	51,580,838
Lancaster Colony Corp.	117,800	4,364,490
McCormick & Co. Inc.	1,295,021	40,042,049
Procter & Gamble Co.	975,400	56,456,152
Superior Uniform Group Inc.	237,100	2,430,275

		154,873,804

Electronic Technology 0.2%
Cohu Inc.	50,300	1,150,361
Diebold Inc.	63,100	2,397,800

		3,548,161

Finance 33.0%
AFLAC Inc.	1,044,600	48,490,332
American International Group Inc.	1,134,055	77,376,573
Arthur J. Gallagher & Co.	627,500	19,377,200
Erie Indemnity Co., A	558,282	29,700,602
Fannie Mae	607,500	29,652,075
Freddie Mac	1,075,200	70,264,320
Mercantile Bankshares Corp.	220,525	12,446,431
Mercury General Corp.	154,200	8,977,524
Old Republic International Corp.	2,186,550	57,418,803
Peoples Bancorp Inc.	159,979	4,564,201
RLI Corp.	289,512	14,437,963
State Street Corp.	1,101,400	61,061,616
SunTrust Banks Inc.	442,104	32,167,487
TrustCo Bancorp NY	328,588	4,081,063
U.S. Bancorp	1,829,749	54,691,198
Washington Mutual Inc.	960,200	41,768,700

		566,476,088

Health Technology 10.8%
Becton, Dickinson and Co.	510,200	30,652,816
Hillenbrand Industries Inc.	1,174,800	58,046,868
Pfizer Inc.	2,944,300	68,661,076
West Pharmaceutical Services Inc.	1,125,600	28,173,768

		185,534,528

Non-Energy Minerals 3.1%
Nucor Corp.	793,600	52,948,992

Process Industries 5.9%
Bemis Co. Inc.	881,200	24,559,044
Donaldson Co. Inc.	289,800	9,215,640
Praxair Inc.	1,271,600	67,343,936

		101,118,620

FRD-10

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2005 (continued)

Franklin Rising Dividends Securities Fund	Shares	Value

Common Stocks (cont.)
Producer Manufacturing 26.1%
Baldor Electric Co.	59,233	$1,519,326
Brady Corp., A	751,271	27,180,985
Carlisle Cos. Inc.	1,064,200	73,589,430
Dover Corp.	1,365,700	55,297,193
General Electric Co.	1,986,600	69,630,330
Graco Inc.	356,112	12,990,966
Kaydon Corp.	109,600	3,522,544
Nordson Corp.	141,800	5,744,318
Roper Industries Inc.	1,870,000	73,883,700
Superior Industries International Inc.	509,400	11,339,244
Teleflex Inc.	617,800	40,144,644
United Technologies Corp.	1,287,800	72,000,898

		446,843,578

Retail Trade 4.4%
Family Dollar Stores Inc.	2,997,900	74,317,941

Technology Services 1.7%
The Reynolds and Reynolds Co., A	1,054,700	29,605,429

Total Common Stocks (Cost $1,377,946,911)		1,680,440,458

Short Term Investment (Cost $38,496,029) 2.2%
Money Fund 2.2%
[a]Franklin Institutional Fiduciary Trust Money Market Portfolio	38,496,029	38,496,029

Total Investments (Cost $1,416,442,940) 100.2%		1,718,936,487
Other Assets, less Liabilities (0.2)%		(2,887,111)

Net Assets 100.0%		$1,716,049,376

aSee Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio.

See notes to financial statements.

FRD-11

Franklin Templeton Variable Insurance Products Trust

Financial Statements

Statement of Assets and Liabilities

December 31, 2005

Franklin Rising Dividends Securities Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$1,377,946,911
Cost - Sweep Money Fund (Note 7)	38,496,029

Total cost of investments	$1,416,442,940

Value - Unaffiliated issuers	$1,680,440,458
Value - Sweep Money Fund (Note 7)	38,496,029

Total value of investments	1,718,936,487
Receivables:
Capital shares sold	1,189,781
Dividends	3,215,411

Total assets	1,723,341,679

Liabilities:
Payables:
Investment securities purchased	4,764,061
Capital shares redeemed	960,662
Affiliates	1,453,795
Accrued expenses and other liabilities	113,785

Total liabilities	7,292,303

Net assets, at value	$1,716,049,376

Net assets consist of:
Paid-in capital	$1,383,453,610
Undistributed net investment income	20,929,639
Net unrealized appreciation (depreciation)	302,493,547
Accumulated net realized gain (loss)	9,172,580

Net assets, at value	$1,716,049,376

Class 1:
Net assets, at value	$ 292,222,680

Shares outstanding	16,133,007

Net asset value and offering price per share	$18.11

Class 2:
Net assets, at value	$1,423,826,696

Shares outstanding	79,808,827

Net asset value and offering price per share	$17.84

See notes to financial statements.

FRD-12

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Operations

for the year ended December 31, 2005

Franklin Rising Dividends Securities Fund
Investment income:
Dividends:
Unaffiliated issuers	$32,307,629
Sweep Money Fund (Note 7)	2,302,390
Other income (Note 8)	17,230

Total investment income	34,627,249

Expenses:
Management fees (Note 3a)	9,197,253
Distribution fees - Class 2 (Note 3c)	3,054,237
Unaffiliated transfer agent fees	8,650
Custodian fees (Note 4)	29,303
Reports to shareholders	194,872
Professional fees	48,367
Trustees’ fees and expenses	7,958
Other	34,994

Total expenses	12,575,634
Expense reductions (Note 4)	(23)

Net expenses	12,575,611

Net investment income	22,051,638

Realized and unrealized gains (losses):
Net realized gain (loss) from investments	9,641,359
Net change in unrealized appreciation (depreciation) on investments	30,672,043

Net realized and unrealized gain (loss)	40,313,402

Net increase (decrease) in net assets resulting from operations	$62,365,040

See notes to financial statements.

FRD-13

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statements of Changes in Net Assets

	Franklin Rising Dividends Securities Fund
	Year Ended December 31,
	2005	2004

Increase (decrease) in net assets:
Operations:
Net investment income	$22,051,638	$13,372,271
Net realized gain (loss) from investments	9,641,359	9,288,374
Net change in unrealized appreciation (depreciation) on investments	30,672,043	91,427,021

Net increase (decrease) in net assets resulting from operations	62,365,040	114,087,666

Distributions to shareholders from:
Net investment income:
Class 1	(3,069,938)	(2,310,932)
Class 2	(10,934,889)	(3,992,759)
Net realized gains:
Class 1	(1,827,676)	(4,151,975)
Class 2	(7,458,191)	(7,861,547)

Total distributions to shareholders	(23,290,694)	(18,317,213)

Capital share transactions: (Note 2)
Class 1	(39,815,762)	(27,430,346)
Class 2	392,107,967	586,005,320

Total capital share transactions	352,292,205	558,574,974

Net increase (decrease) in net assets	391,366,551	654,345,427
Net assets:
Beginning of year	1,324,682,825	670,337,398

End of year	$1,716,049,376	$1,324,682,825

Undistributed net investment income included in net assets:
End of year	$20,929,639	$12,882,816

See notes to financial statements.

FRD-14

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements

Franklin Rising Dividends Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of twenty-two separate series. The Franklin Rising Dividends Securities Fund (the Fund) included in this report is diversified. The financial statements of the remaining funds in the series are presented separately. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts.

The following summarizes the Fund’s significant accounting policies.

a. Security Valuation

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Investments in open-end mutual funds are valued at the closing net asset value.

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust’s Board of Trustees.

b. Income Taxes

No provision has been made for U.S. income taxes because the Fund’s policy is to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

c. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Such distributions are reinvested in additional shares of the Fund. Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with generally accepted accounting principles. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

FRD-15

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Rising Dividends Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

d. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

e. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

At December 31, 2005, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2005		2004
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	756,627	$13,148,749	912,042	$15,156,388
Shares issued in reinvestment of distributions	282,446	4,897,614	392,167	6,462,907
Shares redeemed	(3,321,270)	(57,862,125)	(2,956,896)	(49,049,641)

Net increase (decrease)	(2,282,197)	$(39,815,762)	(1,652,687)	$(27,430,346)

Class 2 Shares:
Shares sold	24,862,959	$426,796,314	35,974,710	$591,488,279
Shares issued in reinvestment of distributions	1,075,619	18,393,080	728,151	11,854,306
Shares redeemed	(3,120,733)	(53,081,427)	(1,073,616)	(17,337,265)

Net increase (decrease)	22,817,845	$392,107,967	35,629,245	$586,005,320

FRD-16

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Rising Dividends Securities Fund

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisory Services, LLC (Advisory Services)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to Advisory Services based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.750%	Up to and including $500 million
0.625%	Over $500 million, up to and including $1 billion
0.500%	In excess of $1 billion

b. Administrative Fees

Under an agreement with Advisory Services, FT Services provides administrative services to the Fund. The fee is paid by Advisory Services based on average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Fund’s Board of Trustees has adopted distribution plans for Class 2 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets. The Board of Trustees has set the current rate at 0.25% per year.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2005, the custodian fees were reduced as noted in the Statement of Operations.

FRD-17

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Rising Dividends Securities Fund

5. INCOME TAXES

The tax character of distributions paid during the years ended December 31, 2005 and 2004, was as follows:

	2005	2004
Distributions paid from:
Ordinary income	$14,004,827	$6,303,691
Long term capital gain	9,285,867	12,013,522

	$23,290,694	$18,317,213

At December 31, 2005, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments	$1,416,910,984

Unrealized appreciation	$347,757,949
Unrealized depreciation	(45,732,446)

Net unrealized appreciation (depreciation)	$302,025,503

Undistributed ordinary income	$22,857,419
Undistributed long term capital gains	7,712,845

Distributable earnings	$30,570,264

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatment of wash sales.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2005 aggregated $491,957,111 and $32,611,469, respectively.

7. INVESTMENTS IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund), an open-end investment company managed by Franklin Advisers Inc. (an affiliate of the investment manager). Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

8. REGULATORY MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares, Franklin Resources, Inc. and certain of its subsidiaries (collectively, the “Company”), entered into settlements with certain of those regulators.

Specifically, the Company entered into settlements with the Securities and Exchange Commission (“SEC”) concerning market timing (the “August 2, 2004 SEC Order”) and marketing support payments to securities dealers who sell fund shares (the “December 13, 2004 SEC Order”) and with the California Attorney General’s Office (“CAGO”) concerning marketing support payments to securities dealers who sell fund shares (the “CAGO Settlement”). Under the terms of the settlements with the SEC and the CAGO, the Company retained an Independent Distribution Consultant (“IDC”) to develop a plan for distribution of the

FRD-18

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Rising Dividends Securities Fund

8. REGULATORY MATTERS (continued)

respective settlement monies. The CAGO approved the distribution plan under the CAGO Settlement and, in accordance with the terms and conditions of that settlement, the monies were disbursed to the relevant funds and are recorded as other income in the current period. The SEC has not yet approved the distribution plan pertaining to the December 13, 2004 SEC Order. When approved, disbursements of settlement monies will be made promptly to the relevant funds, in accordance with the terms and conditions of that order. The IDC continues to develop the plan of distribution under the August 2, 2004 SEC Order that resolved the SEC’s market timing investigation.

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, directors, and/or employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.) relating to the industry practices referenced above, as well as to allegedly excessive advisory fees, commissions, and/or 12b-1 fees. The lawsuits were filed in different courts throughout the country. Many of those suits are now pending in a multi-district litigation in the United States District Court for the District of Maryland.

The Company and fund management strongly believe that the claims made in each of the private lawsuits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Trust, it is committed to making the Trust or their shareholders whole, as appropriate.

FRD-19

Franklin Templeton Variable Insurance Products Trust

Franklin Rising Dividends Securities Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Rising Dividends Securities Fund (one of the funds constituting Franklin Templeton Variable Insurance Products Trust, hereafter referred to as the “Fund”) at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 10, 2006

FRD-20

Franklin Templeton Variable Insurance Products Trust

Tax Designation (unaudited)

Notes to Financial Statements (continued)

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Fund designates the maximum amount allowable but no less than $7,713,580 as a capital gain dividend for the fiscal year ended December 31, 2005.

Under Section 854(b)(2) of the Code, the Fund designates 100% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2005.

FRD-21

FRANKLIN SMALL CAP VALUE SECURITIES FUND

We are pleased to bring you Franklin Small Cap Value Securities Fund’s annual report for the fiscal year ended December 31, 2005.

Performance Summary as of 12/31/05

Average annual total return of Class 1 shares represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/05

	1-Year	5-Year	Since Inception (5/1/98)
Average Annual Total Return	+8.99%	+13.23%	+8.31%

Total Return Index Comparison for Hypothetical $10,000 Investment (5/1/98–12/31/05)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance is compared to the performance of the Russell 2500™ Value Index and the Russell 2000® Value Index. We are replacing the Russell 2000 Value Index with the Russell 2500 Value Index because we believe the composition of the Russell 2500 Value Index better reflects the Fund’s investments. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

*Source: Standard & Poor’s Micropal. Please see Index Descriptions following the Fund Summaries.

Franklin Small Cap Value Securities Fund – Class 1

Performance reflects the Fund’s Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

FSV-1

Fund Goal and Main Investments: Franklin Small Cap Value Securities Fund seeks long-term total return. The Fund normally invests at least 80% of its net assets in investments of small capitalization companies, and invests predominantly in equity securities. For this Fund, small capitalization companies are those with market capitalization values not exceeding $2.5 billion at the time of purchase. The Fund invests mainly in equity securities of companies that the manager believes are undervalued.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. The Fund outperformed its benchmarks, the Russell 2500 Value Index and the Russell 2000 Value Index, which returned +7.74% and +4.71%.1 Please note that the Fund employs a bottom-up stock selection process, and the managers invest in securities without regard to benchmark comparisons.

Economic and Market Overview

During the 12 months ended December 31, 2005, U.S. economic expansion was driven by strength across most industries, sectors and regions. Gross domestic product (GDP) rose during the period, benefiting from increased personal consumption, federal spending and business investment, which increased 24% in third quarter 2005 compared with the same quarter in 2004.2 Slower export growth combined with greater demand for imported goods and materials fueled a widening trade gap. The U.S. dollar rallied in 2005, supported by rising short-term domestic interest rates and strong economic growth in the U.S. relative to many of its major trading partners.

Many businesses enjoyed record profits, propelled largely by productivity gains. Earnings for companies in the Standard & Poor’s 500 Index (S&P 500) were estimated to have increased 13% in 2005.3 The labor market firmed as employment increased and the unemployment rate dropped from 5.4% to 4.9% during the reporting period. Personal income rose, and hiring rebounded in many industries, bolstered by healthy business spending.

1. Source: Standard & Poor’s Micropal. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

2. Source: Thomson Financial. Based on companies in the S&P 500.

3. Source: Standard & Poor’s.

Fund Risks: The Fund’s investments in stocks offer the potential for long-term gains but can be subject to short-term up-and-down price movements. Smaller companies can be particularly sensitive to changing economic conditions; their prospects for growth are less certain than those of larger, more established companies; and their securities are more volatile, especially over the short term. Foreign investing involves special risks including currency fluctuations, economic instability, and social and political developments. The Fund’s prospectus also includes a description of the main investment risks.

FSV-2

Oil prices remained high during the period largely due to potential long-term supply limitations and strong growth in global demand, especially from China and India. Natural gas prices rose during the second half of 2005 mainly because of expected rising demand with the onset of winter; however, near period-end prices retreated somewhat amid milder-than-expected weather conditions. Even with high commodity prices, inflation remained relatively contained for the 12 months ended December 31, 2005, as measured by the 2.2% rise for the core Consumer Price Index (CPI).4

Despite this inflation picture, the Federal Reserve Board raised the federal funds target rate from 2.25% to 4.25%. Compared with the rise in short-term interest rates, long-term rates remained relatively stable, supporting overall robust housing and commercial real estate activity, which contributed to economic growth. Throughout 2005, as short- and intermediate-term interest rates rose, the yield curve moved from a fairly normal steepness at the beginning of the period to relatively flat by the end of 2005.

In this environment, the blue chip stocks of the Dow Jones Industrial Average posted a one-year total return of +1.72%, while the broader S&P 500 and the technology-heavy NASDAQ Composite Index returned +4.91% and +2.12%.5

Investment Strategy

We are a research driven, fundamental investment adviser, pursuing a disciplined, value-oriented strategy for the Fund. As a bottom-up adviser concentrating primarily on individual securities, we focus on the market price of a company’s securities relative to our evaluation of the company’s potential long-term earnings, asset value or cash flow. We seek bargains among the “under-researched and unloved,” out-of-favor companies that offer, in our opinion, attractive long-term potential that might include current growth companies that are being ignored by the market, former growth companies that have stumbled recently, dropping sharply in price but that still have significant growth potential, in our opinion, or companies that are or may be potential turnaround or takeover targets.

4. Source: Bureau of Labor Statistics. Core CPI excludes food and energy costs.

5. Source: Standard & Poor’s Micropal. Please see Index Descriptions following the Fund Summaries.

What is the yield curve?

The yield curve is a graph illustrating the yields on bonds of the same credit quality with maturities ranging from the shortest to the longest available. The resulting curve shows if short-term interest rates are higher or lower than longer-term rates.

FSV-3

Manager’s Discussion

During the year under review, the Fund’s performance benefited from a variety of sectors. The energy minerals sector was the top contributor, mainly due to returns from our coal positions: Arch Coal (+125%), Peabody Energy (+105%) and Consol Energy (+60%). The Fund’s best performing stock was aerial work platforms manufacturer JLG Indus-tries, rising 133% during the period as a result of strong demand across product lines and higher sales guidance for fiscal year 2006.

Despite the Fund’s solid performance, several stocks negatively impacted the Fund’s return during the reporting period. The consumer durables sector underperformed, including gift designer and distributor Russ Berrie (-50%) and recreational vehicle manufacturer Monaco Coach (-34%). Lower earnings reports weakened Russ Berrie’s performance, while excess inventories hurt Monaco Coach’s results. In addition, the electronic technology sector detracted from the Fund’s performance. Of note was Avocent (-33%), whose rocky product launch and slower growth expectations caused the stock to tumble.

The Fund experienced significant net inflows during its fiscal year, and we used a portion of the proceeds to invest in 18 new positions. A recent addition was Bob Evans Farms, the owner and operator of Bob Evans Restaurants and Owens Family Restaurants. At period-end, Bob Evans traded at 1.3 times book value and its dividend yield was 2%. Another value-oriented addition was construction and maintenance products distributor Hughes Supply, which traded at 14 times 2006 earnings estimates and 1.7 times book value at period-end. In line with our strategy, we also initiated positions in Genesee & Wyoming, a freight railroad operator; Regis, a hair salon operator and franchiser; Airgas, a distributor of industrial, medical and specialty gases and equipment; and Nordson, an adhesives, sealants and coatings manufacturer. We also added significantly to several existing positions we believed were attractively valued, most notably Graco, a manufacturer of fluid materials systems; IPC Holdings and Montpelier Re Holdings, both global reinsurance providers.

During the year, we eliminated eight positions from the portfolio, four of which were due to takeovers. We decided to eliminate our Archipelago position as open-market prices were in line with our fair valuation of the shares. Our shares in OshKosh B’Gosh, Thomas Industries and York International were also sold as a result of buyouts. The other four sales were holdings that we believed reached full valuation: Holly, Myers Industries, Shaw Group and Stewart & Stevenson Services.

FSV-4

Thank you for your participation in Franklin Small Cap Value Securities Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2005, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the adviser makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Top 10 Holdings

Franklin Small Cap Value Securities Fund 12/31/05

Company Sector/Industry	% of Total Net Assets

Thor Industries Inc.	2.1%
Consumer Durables

Peabody Energy Corp.	2.1%
Energy Minerals

Reliance Steel & Aluminum Co.	1.7%
Non-Energy Minerals

Graco Inc.	1.6%
Producer Manufacturing

Steel Dynamics Inc.	1.6%
Non-Energy Minerals

Briggs & Stratton Corp.	1.6%
Consumer Durables

Regis Corp.	1.5%
Retail Trade

Aspen Insurance Holdings Ltd.	1.5%
Finance

Mine Safety Appliances Co.	1.4%
Process Industries

Wabash National Corp.	1.4%
Producer Manufacturing

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments.

FSV-5

Fund Expenses

As an investor in a variable insurance contract (“Contract”) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, redemption fees, surrender fees, transfer fees and premium taxes.

•	Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table below are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract level. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table below provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 × $7.50 = $64.50.

Franklin Small Cap Value Securities Fund – Class 1

FSV-6

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 1	Beginning Account Value 7/1/05	Ending Account Value 12/31/05	Fund-Level Expenses Incurred During Period* 7/1/05-12/31/05
Actual	$1,000	$1,071.10	$3.39
Hypothetical (5% return before expenses)	$1,000	$1,021.93	$3.31

*Expenses are equal to the annualized expense ratio for the Fund’s Class 1 shares (0.65%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

FSV-7

Franklin Templeton Variable Insurance Products Trust

Financial Highlights

Franklin Small Cap Value Securities Fund

	Year Ended December 31,
Class 1	2005	2004	2003	2002	2001

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$15.85	$12.81	$9.70	$10.97	$9.86

Income from investment operations:
Net investment income[a]	0.17	0.21	0.06	0.07	0.11
Net realized and unrealized gains (losses)	1.24	2.87	3.08	(1.01)	1.29

Total from investment operations	1.41	3.08	3.14	(0.94)	1.40

Less distributions from:
Net investment income	(0.14)	(0.04)	(0.03)	(0.05)	(0.05)
Net realized gains	(0.10)	—	—	(0.28)	(0.24)

Total distributions	(0.24)	(0.04)	(0.03)	(0.33)	(0.29)

Net asset value, end of year	$17.02	$15.85	$12.81	$9.70	$10.97

Total return[b]	8.99%	24.09%	32.47%	(9.05)%	14.21%
Ratios/supplemental data
Net assets, end of year (000’s)	$52,632	$50,401	$37,108	$28,720	$32,604
Ratios to average net assets:
Expenses	0.64%	0.67%	0.74%	0.76%	0.77%
Net investment income	1.05%	1.59%	0.63%	0.63%	1.07%
Portfolio turnover rate	11.03%	9.50%	12.52%	5.11%	40.54%

aBased on average daily shares outstanding.

bTotal return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

See notes to financial statements.

FSV-8

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Franklin Small Cap Value Securities Fund (continued)

	Year Ended December 31,
Class 2	2005	2004	2003	2002	2001

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$15.65	$12.67	$9.61	$10.89	$9.81

Income from investment operations:
Net investment income[a]	0.13	0.18	0.04	0.04	0.08
Net realized and unrealized gains (losses)	1.23	2.82	3.04	(1.00)	1.28

Total from investment operations	1.36	3.00	3.08	(0.96)	1.36

Less distributions from:
Net investment income	(0.12)	(0.02)	(0.02)	(0.04)	(0.04)
Net realized gains	(0.10)	—	—	(0.28)	(0.24)

Total distributions	(0.22)	(0.02)	(0.02)	(0.32)	(0.28)

Net asset value, end of year	$16.79	$15.65	$12.67	$9.61	$10.89

Total return[b]	8.77%	23.75%	32.12%	(9.26)%	13.79%
Ratios/supplemental data
Net assets, end of year (000’s)	$1,094,120	$748,762	$333,625	$125,302	$34,282
Ratios to average net assets:
Expenses	0.89%	0.92%	0.99%	1.01%	1.02%
Net investment income	0.80%	1.34%	0.38%	0.38%	0.81%
Portfolio turnover rate	11.03%	9.50%	12.52%	5.11%	40.54%

aBased on average daily shares outstanding.

bTotal return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

See notes to financial statements.

FSV-9

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2005

Franklin Small Cap Value Securities Fund	Country	Shares	Value
Long Term Investments 88.5%
Common Stocks 88.4%
Commercial Services 0.2%
ABM Industries Inc.	United States	120,000	$2,346,000

Consumer Durables 9.3%
Bassett Furniture Industries Inc.	United States	190,000	3,515,000
Briggs & Stratton Corp.	United States	470,000	18,231,300
D.R. Horton Inc.	United States	28,500	1,018,305
Ethan Allen Interiors Inc.	United States	345,000	12,602,850
Hooker Furniture Corp.	United States	383,671	6,579,958
[a]La-Z-Boy Inc.	United States	765,000	10,373,400
M/I Homes Inc.	United States	352,700	14,326,674
Monaco Coach Corp.	United States	782,000	10,400,600
Russ Berrie and Co. Inc.	United States	510,200	5,826,484
Thor Industries Inc.	United States	595,900	23,877,713

			106,752,284

Consumer Non-Durables 3.6%
Alliance One International Inc.	United States	145,500	567,450
Brown Shoe Co. Inc.	United States	380,000	16,123,400
Lancaster Colony Corp.	United States	60,000	2,223,000
[b]NBTY Inc.	United States	620,200	10,078,250
Russell Corp.	United States	367,800	4,950,588
[b]The Timberland Co., A	United States	241,500	7,860,825

			41,803,513

Consumer Services 2.7%
[b]Aztar Corp.	United States	385,000	11,700,150
Bob Evans Farms Inc.	United States	62,000	1,429,720
Intrawest Corp.	Canada	285,000	8,250,750
[b]La Quinta Corp.	United States	905,000	10,081,700

			31,462,320

Distribution Services 1.4%
Hughes Supply Inc.	United States	435,000	15,594,750

Electronic Technology 2.8%
[b]Avocent Corp.	United States	352,000	9,570,880
Cohu Inc.	United States	510,000	11,663,700
Diebold Inc.	United States	70,000	2,660,000
[b]OmniVision Technologies Inc.	United States	395,500	7,894,180

			31,788,760

Energy Minerals 4.6%
Arch Coal Inc.	United States	194,000	15,423,000
CONSOL Energy Inc.	United States	214,900	14,007,182
Peabody Energy Corp.	United States	289,000	23,819,380

			53,249,562

Finance 8.9%
American National Insurance Co.	United States	62,100	7,265,079
Arthur J. Gallagher & Co.	United States	255,000	7,874,400
Aspen Insurance Holdings Ltd.	United States	704,000	16,663,680
Chemical Financial Corp.	United States	2,415	76,700
[b]Dollar Thrifty Automotive Group Inc.	United States	210,000	7,574,700
First Indiana Corp.	United States	101,000	3,472,380
Hancock Holding Co.	United States	28,600	1,081,366
Harleysville Group Inc.	United States	19,500	516,750

FSV-10

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2005 (continued)

Franklin Small Cap Value Securities Fund	Country	Shares	Value
Long Term Investments (cont.)
Common Stocks (cont.)
Finance (cont.)
IPC Holdings Ltd.	United States	552,100	$15,116,498
Montpelier Re Holdings Ltd.	Bermuda	687,200	12,988,080
National Financial Partners Corp.	United States	25,700	1,350,535
Peoples Bancorp Inc.	United States	239,200	6,824,376
The PMI Group Inc.	United States	65,000	2,669,550
Presidential Life Corp.	United States	93,900	1,787,856
Protective Life Corp.	United States	78,100	3,418,437
RLI Corp.	United States	170,000	8,477,900
StanCorp Financial Group Inc.	United States	90,000	4,495,500

			101,653,787

Health Services 1.1%
Pharmaceutical Product Development Inc.	United States	204,500	12,668,775

Health Technology 1.9%
[b]Adams Respiratory Therapeutics Inc.	United States	16,400	666,824
STERIS Corp.	United States	544,400	13,620,888
West Pharmaceutical Services Inc.	United States	303,900	7,606,617

			21,894,329

Industrial Services 4.6%
[b]Atwood Oceanics Inc.	United States	66,000	5,149,980
[b]EMCOR Group Inc.	United States	100,000	6,753,000
[b]Global Industries Ltd.	United States	458,800	5,207,380
[b]Lone Star Technologies Inc.	United States	259,700	13,416,102
[b]Offshore Logistics Inc.	United States	146,800	4,286,560
[b]Oil States International Inc.	United States	245,000	7,761,600
Rowan Cos. Inc.	United States	269,100	9,590,724

			52,165,346

Non-Energy Minerals 3.8%
Reliance Steel & Aluminum Co.	United States	310,000	18,947,200
Steel Dynamics Inc.	United States	514,900	18,284,099
United States Steel Corp.	United States	130,000	6,249,100

			43,480,399

Process Industries 9.2%
Airgas Inc.	United States	423,000	13,916,700
AptarGroup Inc.	United States	170,000	8,874,000
Bunge Ltd.	United States	195,000	11,038,950
Cabot Corp.	United States	419,300	15,010,940
Glatfelter	United States	662,000	9,393,780
[b]Mercer International Inc.	Germany	750,000	5,895,000
Mine Safety Appliances Co.	United States	455,400	16,490,034
RPM International Inc.	United States	705,000	12,245,850
Westlake Chemical Corp.	United States	433,400	12,486,254

			105,351,508

Producer Manufacturing 17.0%
A.O. Smith Corp.	United States	145,900	5,121,090
American Woodmark Corp.	United States	379,000	9,395,410
Apogee Enterprises Inc.	United States	510,000	8,272,200
Baldor Electric Co.	United States	700	17,955
Carlisle Cos. Inc.	United States	131,100	9,065,565
CIRCOR International Inc.	United States	320,000	8,211,200

FSV-11

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2005 (continued)

Franklin Small Cap Value Securities Fund	Country	Shares	Value
Long Term Investments
Common Stocks (cont.)
Producer Manufacturing (cont.)
CNH Global NV	Netherlands	160,000	$2,966,400
[b]The Genlyte Group Inc.	United States	100,000	5,357,000
Gibraltar Industries Inc.	United States	554,768	12,726,378
Graco Inc.	United States	515,700	18,812,736
JLG Industries Inc.	United States	191,000	8,721,060
Kennametal Inc.	United States	315,000	16,077,600
[b]Mettler-Toledo International Inc.	Switzerland	210,000	11,592,000
Mueller Industries Inc.	United States	595,000	16,314,900
Nordson Corp.	United States	90,900	3,682,359
[b]Powell Industries Inc.	United States	87,700	1,575,092
Roper Industries Inc.	United States	271,000	10,707,210
Superior Industries International Inc.	United States	390,000	8,681,400
Teleflex Inc.	United States	175,000	11,371,500
The Timken Co.	United States	44,800	1,434,496
Wabash National Corp.	United States	864,000	16,459,200
Watts Water Technologies Inc., A	United States	264,100	7,999,589

			194,562,340

Real Estate Investment Trusts 0.7%
Arbor Realty Trust Inc.	United States	315,200	8,169,984

Retail Trade 9.8%
American Eagle Outfitters Inc.	United States	75,000	1,723,500
Casey’s General Stores Inc.	United States	485,000	12,028,000
Christopher & Banks Corp.	United States	585,000	10,986,300
Dillard’s Inc., A	United States	282,000	6,999,240
[b]The Gymboree Corp.	United States	655,000	15,327,000
[b]Hot Topic Inc.	United States	829,400	11,818,950
[b]Linens ‘n Things Inc.	United States	310,000	8,246,000
[b]The Men’s Wearhouse Inc.	United States	299,300	8,811,392
Pier 1 Imports Inc.	United States	767,000	6,695,910
Regis Corp.	United States	437,200	16,862,804
[b]West Marine Inc.	United States	852,000	11,910,960
[b]Zale Corp.	United States	58,000	1,458,700

			112,868,756

Technology Services 1.0%
The Reynolds and Reynolds Co., A	United States	413,000	11,592,910

Transportation 5.1%
[b]Genesee & Wyoming Inc.	United States	257,100	9,654,105
[b]Kansas City Southern	United States	360,000	8,794,800
OMI Corp.	United States	388,300	7,047,645
Overseas Shipholding Group Inc.	United States	152,000	7,659,280
SkyWest Inc.	United States	440,000	11,818,400
Teekay Shipping Corp.	Bahamas	230,000	9,177,000
Tidewater Inc.	United States	105,000	4,668,300

			58,819,530

Utilities 0.7%
[b]Sierra Pacific Resources	United States	586,500	7,647,960

Total Common Stocks (Cost $797,252,405)			1,013,872,813

FSV-12

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2005 (continued)

Franklin Small Cap Value Securities Fund	Country	Principal Amount	Value
Long Term Investments (cont.)
Bond (Cost $1,658,010) 0.1%
Producer Manufacturing 0.1%
Mueller Industries Inc., 6.00%, 11/01/14	United States	$1,681,000	$1,622,165

Total Long Term Investments (Cost $798,910,415)			1,015,494,978

		Shares
Short Term Investments 12.6%
Money Fund (Cost $133,129,567) 11.6%
[c]Franklin Institutional Fiduciary Trust Money Market Portfolio	United States	133,129,567	133,129,567

		Principal Amount
Repurchase Agreements 1.0%
[d,e]Banc of America Securities LLC, 4.32%, 1/03/06 (Maturity Value $2,000,960)
Collateralized by U.S. Government Agency Securities, 5.00 - 5.50%, 9/01/33 - 10/01/35	United States	$2,000,000	2,000,000
[d,e]Bear, Stearns & Co. Inc., 4.25%, 1/03/06 (Maturity Value $1,808,854)
Collateralized by U.S. Government Agency Securities, 3.277 - 7.155%, 3/01/17 - 9/01/45	United States	1,808,000	1,808,000
[d,e]Citigroup Global Markets Inc., 4.26%, 1/03/06 (Maturity Value $2,000,947)
Collateralized by U.S. Government Agency Securities, 0.875 - 14.00%, 1/15/06 - 8/06/38; [f]U.S. Government Agency Discount Notes, 1/03/06 - 5/15/30	United States	2,000,000	2,000,000
[d,e]JP Morgan Securities Corp., 4.31%, 1/03/06 (Maturity Value $1,809,866)
Collateralized by U.S. Government Agency Securities, 3.614 - 5.625%, 12/01/11 - 9/01/35	United States	1,809,000	1,809,000
[d,e]Merrill Lynch Government Securities Inc., 4.33%, 1/03/06 (Maturity Value $1,427,687)
Collateralized by U.S. Government Agency Securities, 1.875 - 8.00%, 2/24/06 - 8/06/38; [f]U.S. Government Agency Discount Notes, 1/03/06 - 12/11/25	United States	1,427,000	1,427,000
[d,e]Morgan Stanley & Co. Inc., 4.31%, 1/03/06 (Maturity Value $1,857,889)
Collateralized by U.S. Government Agency Securities, 5.00%, 6/01/35 - 7/01/35	United States	1,857,000	1,857,000

Total Repurchase Agreements (Cost $10,901,000)			10,901,000

Total Investments (Cost $942,940,982) 101.1%			1,159,525,545
Other Assets, less Liabilities (1.1)%			(12,773,936)

Net Assets 100.0%			$1,146,751,609

aA portion or all of the security is on loan as of December 31, 2005. See Note 1(e).

bNon-income producing.

cSee Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio.

dInvestments from cash collateral received for loaned securities. See Note 1(e).

eSee Note 1(c) regarding repurchase agreements.

fA portion or all of the security is traded on a discount basis with no stated coupon rate.

See notes to financial statements.

FSV-13

Franklin Templeton Variable Insurance Products Trust

Financial Statements

Statement of Assets and Liabilities

December 31, 2005

Franklin Small Cap Value Securities Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$798,910,415
Cost - Sweep Money Fund (Note 7)	133,129,567
Cost - Repurchase agreements	10,901,000

Total cost of investments	$942,940,982

Value - Unaffiliated issuers[a]	$1,015,494,978
Value - Sweep Money Fund (Note 7)	133,129,567
Value - Repurchase agreements	10,901,000

Total value of investments	1,159,525,545
Receivables:
Capital shares sold	985,168
Dividends and interest	776,629

Total assets	1,161,287,342

Liabilities:
Payables:
Investment securities purchased	1,685,072
Capital shares redeemed	801,010
Affiliates	1,040,689
Payable upon return of securities loaned	10,901,000
Accrued expenses and other liabilities	107,962

Total liabilities	14,535,733

Net assets, at value	$1,146,751,609

Net assets consist of:
Paid-in capital	$881,125,389
Undistributed net investment income	7,712,531
Net unrealized appreciation (depreciation)	216,584,563
Accumulated net realized gain (loss)	41,329,126

Net assets, at value	$1,146,751,609

Class 1:
Net assets, at value	$52,631,725

Shares outstanding	3,092,733

Net asset value and offering price per share	$17.02

Class 2:
Net assets, at value	$1,094,119,884

Shares outstanding	65,180,763

Net asset value and offering price per share	$16.79

aIncludes $10,373,400 of securities loaned.

See notes to financial statements.

FSV-14

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Operations

for the year ended December 31, 2005

Franklin Small Cap Value Securities Fund
Investment income:
Dividends:
Unaffiliated issuers	$12,792,010
Sweep Money Fund (Note 7)	3,604,555
Interest	103,038
Income from securities loaned - net	147,573
Other income (Note 8)	14,683

Total investment income	16,661,859

Expenses:
Management fees (Note 3a)	4,673,418
Administrative fees (Note 3b)	1,258,848
Distribution fees - Class 2 (Note 3c)	2,329,946
Unaffiliated transfer agent fees	7,639
Custodian fees (Note 4)	17,261
Reports to shareholders	293,972
Professional fees	26,944
Trustees’ fees and expenses	5,033
Other	30,506

Total expenses	8,643,567
Expense reductions (Note 4)	(809)

Net expenses	8,642,758

Net investment income	8,019,101

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	41,472,634
Foreign currency transactions	(500)

Net realized gain (loss)	41,472,134

Net change in unrealized appreciation (depreciation) on investments	37,321,364

Net realized and unrealized gain (loss)	78,793,498

Net increase (decrease) in net assets resulting from operations	$86,812,599

See notes to financial statements.

FSV-15

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statements of Changes in Net Assets

	Franklin Small Cap Value Securities Fund
	Year Ended December 31,
	2005	2004

Increase (decrease) in net assets:
Operations:
Net investment income	$8,019,101	$7,213,472
Net realized gain (loss) from investments and foreign currency transactions	41,472,134	10,187,119
Net change in unrealized appreciation (depreciation) on investments	37,321,364	109,967,549

Net increase (decrease) in net assets resulting from operations	86,812,599	127,368,140
Distributions to shareholders from:
Net investment income:
Class 1	(461,501)	(113,146)
Class 2	(7,061,244)	(836,847)
Net realized gains:
Class 1	(318,031)	—
Class 2	(5,711,813)	—

Total distributions to shareholders	(13,552,589)	(949,993)
Capital share transactions: (Note 2)
Class 1	(1,471,457)	4,172,805
Class 2	275,800,371	297,839,236

Total capital share transactions	274,328,914	302,012,041

Net increase (decrease) in net assets	347,588,924	428,430,188
Net assets:
Beginning of year	799,162,685	370,732,497

End of year	$1,146,751,609	$799,162,685

Undistributed net investment income included in net assets:
End of year	$7,712,531	$7,216,675

See notes to financial statements.

FSV-16

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements

Franklin Small Cap Value Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of twenty-two separate series. The Franklin Small Cap Value Securities Fund (the Fund) included in this report is diversified. The financial statements of the remaining funds in the series are presented separately. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts.

The following summarizes the Fund’s significant accounting policies.

a. Security Valuation

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Investments in open-end mutual funds are valued at the closing net asset value.

Corporate debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Trust may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Trust’s pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust’s Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust’s Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

FSV-17

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Small Cap Value Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

b. Foreign Currency Translation (cont.)

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Repurchase Agreements

The Fund may enter into repurchase agreements, which are accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund’s custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Fund, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. Repurchase agreements are valued at cost. At December 31, 2005, all repurchase agreements held by the Fund had been entered into on December 30, 2005.

d. Foreign Currency Contracts

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.

e. Securities Lending

The Fund loans securities to certain brokers through a securities lending agent for which it received cash collateral against the loaned securities in an amount initially equal to at least 102% of the market value of the loaned securities. The collateral is invested in short term instruments as noted in the Statement of Investments. The Fund receives interest income from the investment of cash collateral, adjusted by lender fees and broker rebates. The Fund bears the risk of loss with respect to the investment of the collateral and the securities loaned. The securities lending agent has agreed to indemnify the Fund in the case of default of any securities borrower.

f. Income Taxes

No provision has been made for U.S. income taxes because the Fund’s policy is to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

g. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income

FSV-18

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Small Cap Value Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

g. Security Transactions, Investment Income, Expenses and Distributions (continued)

tax regulations (tax basis). Such distributions are reinvested in additional shares of the Fund. Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with generally accepted accounting principles. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

h. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

i. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

At December 31, 2005, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2005		2004
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	647,095	$10,409,131	846,922	$11,790,300
Shares issued in reinvestment of distributions	48,418	779,532	8,375	113,146
Shares redeemed	(782,888)	(12,660,120)	(571,134)	(7,730,641)

Net increase (decrease)	(87,375)	$(1,471,457)	284,163	$4,172,805

Class 2 Shares:
Shares sold	21,663,485	$344,423,642	25,921,172	$357,649,617
Shares issued in reinvestment of distributions	803,337	12,773,057	62,638	836,847
Shares redeemed	(5,117,455)	(81,396,328)	(4,475,396)	(60,647,228)

Net increase (decrease)	17,349,367	$275,800,371	21,508,414	$297,839,236

FSV-19

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Small Cap Value Securities Fund

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisory Services, LLC (Advisory Services)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to Advisory Services based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.600%	Up to and including $200 million
0.500%	Over $200 million, up to and including $1.3 billion
0.400%	In excess of $1.3 billion

b. Administrative Fees

The Fund pays an administrative fee to FT Services based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.150%	Up to and including $200 million
0.135%	Over $200 million, up to and including $700 million
0.100%	Over $700 million, up to and including $1.2 billion
0.075%	In excess of $1.2 billion

c. Distribution Fees

The Fund’s Board of Trustees has adopted distribution plans for Class 2 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets. The Board of Trustees has set the current rate at 0.25% per year.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2005, the custodian fees were reduced as noted in the Statement of Operations.

FSV-20

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Small Cap Value Securities Fund

5. INCOME TAXES

The tax character of distributions paid during the years ended December 31, 2005 and 2004, was as follows:

	2005	2004
Distributions paid from:
Ordinary income	$7,522,745	$949,993
Long term capital gain	6,029,844	—

	$13,552,589	$949,993

At December 31, 2005, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments	$942,973,335

Unrealized appreciation	$274,553,718
Unrealized depreciation	(58,001,508)

Net unrealized appreciation (depreciation)	$216,552,210

Undistributed ordinary income	$19,670,776
Undistributed long term capital gains	29,403,233

Distributable earnings	$49,074,009

Net investment income differs for financial statements and tax purposes primarily due to differing treatments of foreign currency transactions and bond discounts.

Net realized gains (losses) differ for financial statements and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions and bond discounts.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2005, aggregated $369,994,996 and $94,945,776, respectively.

7. INVESTMENTS IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund), an open-end investment company managed by Franklin Advisers, Inc. (an affiliate of the investment manager). Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

8. REGULATORY MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares, Franklin Resources, Inc. and certain of its subsidiaries (collectively, the “Company”), entered into settlements with certain of those regulators.

FSV-21

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Small Cap Value Securities Fund

8. REGULATORY MATTERS (continued)

Specifically, the Company entered into settlements with the Securities and Exchange Commission (“SEC”) concerning market timing (the “August 2, 2004 SEC Order”) and marketing support payments to securities dealers who sell fund shares (the “December 13, 2004 SEC Order”) and with the California Attorney General’s Office (“CAGO”) concerning marketing support payments to securities dealers who sell fund shares (the “CAGO Settlement”). Under the terms of the settlements with the SEC and the CAGO, the Company retained an Independent Distribution Consultant (“IDC”) to develop a plan for distribution of the respective settlement monies. The CAGO approved the distribution plan under the CAGO Settlement and, in accordance with the terms and conditions of that settlement, the monies were disbursed to the relevant funds and are recorded as other income in the current period. The SEC has not yet approved the distribution plan pertaining to the December 13, 2004 SEC Order. When approved, disbursements of settlement monies will be made promptly to the relevant funds, in accordance with the terms and conditions of that order. The IDC continues to develop the plan of distribution under the August 2, 2004 SEC Order that resolved the SEC’s market timing investigation.

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, directors, and/or employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.) relating to the industry practices referenced above, as well as to allegedly excessive advisory fees, commissions, and/or 12b-1 fees. The lawsuits were filed in different courts throughout the country. Many of those suits are now pending in a multi-district litigation in the United States District Court for the District of Maryland.

The Company and fund management strongly believe that the claims made in each of the private lawsuits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Trust, it is committed to making the Trust or their shareholders whole, as appropriate.

FSV-22

Franklin Templeton Variable Insurance Products Trust

Franklin Small Cap Value Securities Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Small Cap Value Securities Fund (one of the funds constituting Franklin Templeton Variable Insurance Products Trust, hereafter referred to as the “Fund”) at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 10, 2006

FSV-23

Franklin Templeton Variable Insurance Products Trust

Tax Designation (unaudited)

Franklin Small Cap Value Securities Fund

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Fund designates the maximum amount allowable but no less than $29,405,660 as a capital gain dividend for the fiscal year ended December 31, 2005.

Under Section 854(b)(2) of the Code, the Fund designates 100.00% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2005.

FSV-24

FRANKLIN SMALL-MID CAP GROWTH SECURITIES FUND

This annual report for Franklin Small-Mid Cap Growth Securities Fund covers the fiscal year ended December 31, 2005.

Performance Summary as of 12/31/05

Average annual total return of Class 1 shares represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/05

	1-Year	5-Year	10-Year
Average Annual Total Return	+5.09%	-0.38%	+9.49%

Total Return Index Comparison

for Hypothetical $10,000 Investment (1/1/96–12/31/05)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance is compared to the performance of the Standard & Poor’s 500 Index (S&P 500), the Russell Midcap® Growth Index and the Russell 2500™ Growth Index. The Russell Midcap Growth Index is replacing the Russell 2500 Growth Index as the Fund’s benchmark because the Fund’s manager believes the Russell Midcap Growth Index better reflects the Fund’s investments. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

*Source: Standard & Poor’s Micropal. Please see Index Descriptions following the Fund Summaries.

Franklin Small-Mid Cap Growth Securities Fund Class 1

Performance reflects the Fund’s Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares.

Current performance may differ from figures shown.

FSC-1

Fund Goal and Main Investments: Franklin Small-Mid Cap Growth Securities Fund (formerly Franklin Small Cap Fund) seeks long-term capital growth. The Fund normally invests at least 80% of its net assets in investments of small capitalization (small cap) and mid capitalization (mid cap) companies. Small cap companies are those with market capitalization values not exceeding $1.5 billion or the highest market capitalization value in the Russell 2000® Index, whichever is greater, at the time of purchase; and mid cap companies are companies with market capitalization values not exceeding $8.5 billion at the time of purchase.1

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. The Fund’s return was comparable to the +4.91% return of the S&P 500, the Fund’s broad benchmark. The Fund underperformed its narrow benchmarks, the Russell Midcap Growth Index and the Russell 2500 Growth Index, which returned +12.10% and +8.17% for the same period.2 The Russell Midcap Growth Index is replacing the Russell 2500 Growth Index as the Fund’s narrow benchmark. The manager believes that the composition of the Russell Midcap Growth Index better reflects the Fund’s investments.

Economic and Market Overview

During the 12 months ended December 31, 2005, U.S. economic expansion was driven by strength across most industries, sectors and regions. Gross domestic product (GDP) rose during the period, benefiting from increased personal consumption, federal spending and business investment, which increased 24% in third quarter 2005 compared with the same quarter in 2004.3 Slower export growth combined with greater demand for imported goods and materials fueled a widening trade gap. The U.S. dollar rallied in 2005, supported by rising short-term domestic interest rates and strong economic growth in the U.S. relative to many of its major trading partners.

Many businesses enjoyed record profits, propelled largely by productivity gains. Earnings for companies in the S&P 500 were estimated to have

1. Please see Index Descriptions following the Fund Summaries.

2. Source: Standard & Poor’s Micropal. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

3. Source: Thomson Financial. Based on companies in the S&P 500.

Fund Risks: The Fund’s investments in stocks offer the potential for long-term gains but can be subject to short-term up-and-down price movements. Smaller and mid-size company securities can increase the risk of greater price fluctuation, particularly over the short term. By having significant investments in particular sectors from time to time, the Fund may experience more volatility than a fund with a more broadly diversified portfolio. The Fund’s significant exposure to the technology sector, which can be highly volatile, may result in the Fund experiencing greater volatility than a fund with a more broadly diversified portfolio. The Fund’s prospectus also includes a description of the main investment risks.

FSC-2

increased 13% in 2005.4 The labor market firmed as employment increased and the unemployment rate dropped from 5.0% to 4.9% during the reporting period. Personal income rose, and hiring rebounded in many industries, bolstered by healthy business spending.

Oil prices remained high during the period largely due to potential long-term supply limitations and strong growth in global demand, especially from China and India. Natural gas prices rose during the second half of 2005 mainly because of expected rising demand with the onset of winter; however, near period-end prices retreated somewhat amid milder-than-expected weather conditions. Even with high commodity prices, inflation remained relatively contained for the 12 months ended December 31, 2005, as measured by the 2.2% rise for the core Consumer Price Index (CPI).5

Despite this inflation picture, the Federal Reserve Board raised the federal funds target rate from 2.25% to 4.25%. Compared with the rise in short-term interest rates, long-term rates remained relatively stable, supporting overall robust housing and commercial real estate activity, which contributed to economic growth. Throughout 2005, as short- and intermediate-term interest rates rose, the yield curve moved from a fairly normal steepness at the beginning of the period to relatively flat by the end of 2005.

In this environment, the blue chip stocks of the Dow Jones Industrial Average posted a one-year total return of +1.72%, while the broader S&P 500 and the technology-heavy NASDAQ Composite Index returned +4.91% and +2.12%.6

Investment Strategy

We are research driven, fundamental investors, pursuing a growth strategy. As bottom-up investors focusing primarily on individual securities, we choose companies that have identifiable drivers of future earnings growth and that present, in our opinion, the best trade-off between that

4. Source: Standard & Poor’s.

5. Source: Bureau of Labor Statistics. Core CPI excludes food and energy costs.

6. Source: Standard & Poor’s Micropal. Please see Index Descriptions following the Fund Summaries.

What is the yield curve?

The yield curve is a graph illustrating the yields on bonds of the same credit quality with maturities ranging from the shortest to the longest available. The resulting curve shows if short-term interest rates are higher or lower than longer-term rates.

FSC-3

earnings growth, business and financial risk, and valuation. We rely on a team of analysts to provide in-depth industry expertise, and we use qualitative and quantitative analyses to evaluate companies for distinct and sustainable competitive advantages. Advantages, such as a particular marketing or product niche, proven technology and industry leadership, are all factors we believe may contribute to strong long-term growth potential.

Manager’s Discussion

During the year under review, positive contributions to Fund performance came from the producer manufacturing, transportation and energy minerals sectors. On the other hand, underperformance in our health technology, process industries and retail trade investments disappointed.

Our stock selection in the producer manufacturing sector contributed favorably to the Fund’s performance relative to the benchmark Russell Midcap Growth Index. One company that fared particularly well was Flowserve, which manufactures industrial pumps, valves and mechanical seals. Flowserve’s business benefited principally from increased spending in the energy sector. The company continued to distinguish itself by adding technology from internal development efforts, which we feel gives Flowserve advantages in what we see as otherwise a commodity business.

While specialty truck manufacturing is not typically considered an area of growth, recent innovations combined with decades of underinvestment and extremely strong end-market demand enabled certain manufacturers to enjoy impressive growth in unfilled orders during 2005. Oshkosh Truck, which manufactures fire and emergency apparatus as well as specialty commercial and military trucks, thrived within this strong fundamental backdrop and was a positive contributor to the Fund’s total returns.

Oil prices rose during the year, briefly piercing the $70 per barrel level in the summer, and while consumers felt the pinch, energy companies enjoyed record earnings. Consequently, our stock selection among energy minerals companies benefited the Fund’s results, driven primarily by security selection in the oil and gas industry. For example, Spinnaker Exploration (sold by period-end) was the top contributor on an individual security basis, and Chesapeake Energy was also a major contributor to our relative performance.

FSC-4

Another sector in which we found opportunities over the past year was transportation. Our investment in freight transport and logistics provider C.H. Robinson Worldwide was a leading contributor from this sector, as was JetBlue Airways, both of which experienced rapid revenue growth during 2005.

There were some factors that dampened Fund returns and hindered our performance versus the Russell Midcap Growth Index during the year. For example, our investments in the health technology sector detracted from relative performance. Our pharmaceutical and biotechnology industry holdings were particularly disappointing, including Impax Laboratories (sold by period-end), Pharmion (also sold), Angiotech Pharmaceuticals and The Medicines Company. In addition, the Fund did not have exposure to some of the sector’s better performing stocks during the period.

Within the process industries sector, our investments in chemical companies Cabot and NOVA Chemicals and the industrial specialty company GrafTech International were significant detractors. These companies faced challenges due to rising raw materials prices during the year. We sold our NOVA and GrafTech shares by period-end.

Finally, certain investments in the retail trade sector dampened relative returns. While we were underweighted relative to the benchmark in the specialty stores industry, investments in certain poor performing stocks, including retailers Tuesday Morning and Cost Plus, negatively affected relative performance. We sold our position in Cost Plus during the period. Our selections in the apparel and footwear retail industry also underperformed the benchmark.

Thank you for your participation in Franklin Small-Mid Cap Growth Securities Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2005, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the adviser makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Top 10 Holdings

Franklin Small-Mid Cap Growth Securities Fund 12/31/05

Company Sector/Industry	% of Total Net Assets

Chesapeake Energy Corp.	2.2%
Energy Minerals

Cognizant Technology Solutions Corp., A	1.6%
Technology Services

Tektronix Inc.	1.5%
Electronic Technology

Flowserve Corp.	1.5%
Producer Manufacturing

Intersil Corp., A	1.5%
Electronic Technology

Bunge Ltd.	1.5%
Process Industries

Dollar General Corp.	1.5%
Retail Trade

NII Holdings Inc.	1.5%
Communications

Federated Investors Inc., B	1.5%
Finance

Trimble Navigation Ltd.	1.4%
Electronic Technology

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments.

FSC-5

Fund Expenses

As an investor in a variable insurance contract (“Contract”) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, redemption fees, surrender fees, transfer fees and premium taxes.

•	Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table below are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract level. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table below provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 × $7.50 = $64.50.

Franklin Small Mid-Cap Growth Securities Fund Class 1

FSC-6

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 1	Beginning Account Value 7/1/05	Ending Account Value 12/31/05	Fund-Level Expenses Incurred During Period* 7/1/05-12/31/05
Actual	$1,000	$1,082.80	$3.94
Hypothetical (5% return before expenses)	$1,000	$1,021.42	$3.82

*Expenses are equal to the annualized expense ratio for the Fund’s Class 1 shares (0.75%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

FSC-7

Franklin Templeton Variable Insurance Products Trust

Financial Highlights

Franklin Small-Mid Cap Growth Securities Fund

	Year Ended December 31,
Class 1	2005	2004	2003	2002	2001

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$19.66	$17.60	$12.79	$17.97	$21.25

Income from investment operations:
Net investment income (loss)[a]	(0.02)	(0.06)	(0.03)	(0.02)	0.09
Net realized and unrealized gains (losses)	1.02	2.12	4.84	(5.09)	(3.28)

Total from investment operations	1.00	2.06	4.81	(5.11)	(3.19)

Less distributions from net investment income	—	—	—	(0.07)	(0.09)

Net asset value, end of year	$20.66	$19.66	$17.60	$12.79	$17.97

Total return[b]	5.09%	11.70%	37.61%	(28.52)%	(15.02)%
Ratios/supplemental data
Net assets, end of year (000’s)	$157,085	$184,513	$197,551	$164,350	$266,694
Ratios to average net assets:
Expenses	0.74%	0.74%	0.76%	0.79%	0.76%
Net investment income (loss)	(0.09)%	(0.33)%	(0.24)%	(0.16)%	0.50%
Portfolio turnover rate	74.39%	32.55%	45.00%	29.59%	37.94%

aBased on average daily shares outstanding.

bTotal return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

See notes to financial statements.

FSC-8

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Franklin Small-Mid Cap Growth Securities Fund (continued)

	Year Ended December 31,
Class 2	2005	2004	2003	2002	2001

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$19.43	$17.43	$12.70	$17.85	$21.14

Income from investment operations:
Net investment income (loss)[a]	(0.07)	(0.10)	(0.07)	(0.06)	0.03
Net realized and unrealized gains (losses)	1.00	2.10	4.80	(5.05)	(3.25)

Total from investment operations	0.93	2.00	4.73	(5.11)	(3.22)

Less distributions from net investment income	—	—	—	(0.04)	(0.07)

Net asset value, end of year	$20.36	$19.43	$17.43	$12.70	$17.85

Total return[b]	4.79%	11.47%	37.24%	(28.68)%	(15.25)%
Ratios/supplemental data
Net assets, end of year (000’s)	$1,166,806	$1,142,048	$909,946	$415,952	$401,663
Ratios to average net assets:
Expenses	0.99%	0.99%	1.01%	1.04%	1.01%
Net investment income (loss)	(0.34)%	(0.58)%	(0.49)%	(0.41)%	0.19%
Portfolio turnover rate	74.39%	32.55%	45.00%	29.59%	37.94%

aBased on average daily shares outstanding.

bTotal return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

See notes to financial statements.

FSC-9

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2005

Franklin Small-Mid Cap Growth Securities Fund	Shares	Value

Common Stocks 99.0%
Commercial Services 4.5%
CDI Corp.	355,500	$9,740,700
The Corporate Executive Board Co.	161,600	14,495,520
[a]Getty Images Inc.	145,900	13,024,493
[a]Laureate Education Inc.	238,300	12,513,133
Robert Half International Inc.	263,500	9,984,015

		59,757,861

Communications 1.5%
[a]NII Holdings Inc.	447,200	19,533,696

Consumer Durables 3.2%
[a]Activision Inc.	658,800	9,051,912
Harman International Industries Inc.	155,900	15,254,815
[a]NVR Inc.	12,300	8,634,600
The Ryland Group Inc.	126,000	9,088,380

		42,029,707

Consumer Non-Durables 0.4%
Alberto-Culver Co.	87,800	4,016,850
[a]Dean Foods Co.	48,900	1,841,574

		5,858,424

Consumer Services 4.8%
Four Seasons Hotels Inc. (Canada)	98,100	4,880,475
Hilton Hotels Corp.	320,700	7,732,077
Orient-Express Hotels Ltd., A	241,400	7,608,928
[a]P.F. Chang’s China Bistro Inc.	113,900	5,652,857
[a]Pixar	178,900	9,431,608
Station Casinos Inc.	217,800	14,766,840
[a]Weight Watchers International Inc.	122,400	6,050,232
[a]XM Satellite Radio Holdings Inc., A	279,800	7,632,944

		63,755,961

Electronic Technology 19.3%
[a]Actel Corp.	591,000	7,523,430
[a]Avocent Corp.	346,200	9,413,178
[a]Coherent Inc.	212,200	6,298,096
[a]Electro Scientific Industries Inc.	671,533	16,217,522
[a]Exar Corp.	162,532	2,034,901
[a]FLIR Systems Inc.	396,400	8,851,612
[a]FormFactor Inc.	266,700	6,515,481
Harris Corp.	437,800	18,829,778
[a]Integrated Device Technology Inc.	823,810	10,857,816
Intersil Corp., A	810,900	20,175,192
[a]Lam Research Corp.	310,900	11,092,912
[a]Logitech International SA, ADR (Switzerland)	338,200	15,817,614
Microchip Technology Inc.	447,700	14,393,555
[a]Microsemi Corp.	388,100	10,734,846
[a]Network Appliance Inc.	384,300	10,376,100
[a]Orbital Sciences Corp.	671,700	8,624,628
[a]Semtech Corp.	94,600	1,727,396
[a]Silicon Laboratories Inc.	361,400	13,248,924
[a]SiRF Technology Holdings Inc.	113,900	3,394,220
Tektronix Inc.	723,200	20,401,472
[a]Thermo Electron Corp.	415,800	12,528,054

FSC-10

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2005 (continued)

Franklin Small-Mid Cap Growth Securities Fund	Shares	Value

Common Stocks (cont.)
Electronic Technology (cont.)
[a]Trimble Navigation Ltd.	531,350	$18,857,611
[a]Varian Inc.	116,500	4,635,535
[a]Varian Semiconductor Equipment Associates Inc.	70,800	3,110,244

		255,660,117

Energy Minerals 5.0%
[a]Alpha Natural Resources Inc.	245,700	4,719,897
Chesapeake Energy Corp.	925,200	29,356,596
[a]Denbury Resources Inc.	740,600	16,870,868
Murphy Oil Corp.	46,500	2,510,535
[a]Newfield Exploration Co.	268,200	13,428,774

		66,886,670

Finance 9.8%
[a]Ameritrade Holding Corp.	314,500	7,548,000
BlackRock Inc., A	80,200	8,700,096
Boston Private Financial Holdings Inc.	65,800	2,001,636
Brown & Brown Inc.	319,800	9,766,692
Calamos Asset Management Inc., A	115,600	3,635,620
CapitalSource Inc.	544,800	12,203,520
Chicago Mercantile Exchange Holdings Inc.	26,300	9,664,987
Commerce Bancorp Inc.	171,600	5,904,756
Cullen/Frost Bankers Inc.	104,200	5,593,456
Doral Financial Corp. (Puerto Rico)	571,000	6,052,600
[a]E*TRADE Financial Corp.	823,500	17,178,210
East West Bancorp Inc.	264,000	9,633,360
Federated Investors Inc., B	522,700	19,360,808
[a]GFI Group Inc.	157,000	7,446,510
[a]IntercontinentalExchange Inc.	30,800	1,119,580
UCBH Holdings Inc.	219,900	3,931,812

		129,741,643

Health Services 8.4%
[a]Community Health Systems Inc.	435,400	16,693,236
[a]Coventry Health Care Inc.	325,500	18,540,480
[a]Express Scripts Inc.	147,900	12,394,020
[a]LifePoint Hospitals Inc.	306,200	11,482,500
Omnicare Inc.	284,000	16,250,480
Pharmaceutical Product Development Inc.	198,100	12,272,295
[a]Sierra Health Services Inc.	169,300	13,537,228
[a]Symbion Inc.	114,400	2,631,200
[a]VCA Antech Inc.	258,000	7,275,600

		111,077,039

Health Technology 10.7%
[a]Adolor Corp.	487,200	7,113,120
[a]American Medical Systems Holdings Inc.	195,000	3,476,850
[a]Angiotech Pharmaceuticals Inc.	514,700	6,768,305
Biomet Inc.	364,200	13,318,794
C.R. Bard Inc.	167,000	11,008,640
[a]Charles River Laboratories International Inc.	67,000	2,838,790
[a]Cytyc Corp.	275,300	7,771,719
[a]Digene Corp.	384,700	11,221,699
[a]Endo Pharmaceuticals Holdings Inc.	330,000	9,985,800
[a]First Horizon Pharmaceutical Corp.	152,700	2,634,075

FSC-11

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2005 (continued)

Franklin Small-Mid Cap Growth Securities Fund	Shares	Value

Common Stocks (cont.)
Health Technology (cont.)
[a]Fisher Scientific International Inc.	211,000	$13,052,460
[a]Kinetic Concepts Inc.	102,800	4,087,328
[a]The Medicines Co.	195,000	3,402,750
[a]MGI Pharma Inc.	182,300	3,128,268
Pall Corp.	55,300	1,485,358
[a]Sepracor Inc.	59,600	3,075,360
[a]Telik Inc.	339,700	5,771,503
[a]Varian Medical Systems Inc.	261,800	13,179,012
[a]Waters Corp.	396,800	14,999,040
[a]Wright Medical Group Inc.	133,400	2,721,360

		141,040,231

Industrial Services 4.0%
GlobalSantaFe Corp. (Cayman Islands)	136,200	6,558,030
[a]Oil States International Inc.	509,500	16,140,960
Rowan Cos. Inc.	373,300	13,304,412
[a]Superior Energy Services Inc.	818,600	17,231,530

		53,234,932

Process Industries 3.6%
Ashland Inc.	56,000	3,242,400
Bunge Ltd.	351,100	19,875,771
Cabot Corp.	196,000	7,016,800
[a]Headwaters Inc.	132,300	4,688,712
Lyondell Chemical Co.	387,700	9,235,014
[a]Rockwood Holdings Inc.	171,800	3,389,614

		47,448,311

Producer Manufacturing 6.4%
BorgWarner Inc.	59,300	3,595,359
[a]Flowserve Corp.	513,600	20,318,016
Gentex Corp.	592,400	11,551,800
Kennametal Inc.	267,200	13,637,888
[a]Mettler-Toledo International Inc. (Switzerland)	200,400	11,062,080
Oshkosh Truck Corp.	326,800	14,572,012
[a]Terex Corp.	166,600	9,896,040

		84,633,195

Retail Trade 5.3%
[a]Advance Auto Parts Inc.	226,800	9,856,728
[a]Chico’s FAS Inc.	339,300	14,905,449
Dollar General Corp.	1,025,900	19,563,913
Ross Stores Inc.	192,500	5,563,250
Tuesday Morning Corp.	265,300	5,550,076
[a]Urban Outfitters Inc.	209,300	5,297,383
Whole Foods Market Inc.	79,600	6,160,244
[a]Zumiez Inc.	72,400	3,129,128

		70,026,171

Technology Services 8.7%
[a]Alliance Data Systems Corp.	252,400	8,985,440
[a]Amdocs Ltd.	478,800	13,167,000
Autodesk Inc.	97,400	4,183,330
[a]CNET Networks Inc.	482,700	7,090,863
[a]Cognizant Technology Solutions Corp., A	422,700	21,282,945

FSC-12

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2005 (continued)

Franklin Small-Mid Cap Growth Securities Fund	Shares	Value

Common Stocks (cont.)
Technology Services (cont.)
[a]Entrust Inc.	666,000	$3,223,440
Fair Isaac Corp.	152,800	6,749,176
[a]FileNET Corp.	450,000	11,632,500
[a]Hewitt Associates Inc.	228,400	6,397,484
[a]Hyperion Solutions Corp.	396,900	14,216,958
[a]Marchex Inc., B	330,200	7,426,198
[a]NAVTEQ	164,200	7,203,454
[a]Salesforce.com Inc.	121,300	3,887,665

		115,446,453

Transportation 3.4%
C.H. Robinson Worldwide Inc.	350,200	12,967,906
Expeditors International of Washington Inc.	144,700	9,768,697
[a]JetBlue Airways Corp.	824,950	12,687,731
Landstar System Inc.	235,400	9,825,596

		45,249,930

Total Common Stocks (Cost $1,033,887,912)		1,311,380,341

Short Term Investment (Cost $14,187,506) 1.1%
Money Fund 1.1%
[b]Franklin Institutional Fiduciary Trust Money Market Portfolio	14,187,506	14,187,506

Total Investments (Cost $1,048,075,418) 100.1%		1,325,567,847
Other Assets, less Liabilities (0.1)%		(1,676,966)

Net Assets 100.0%		$1,323,890,881

Selected Portfolio Abbreviations

ADR - American Depository Receipt

aNon-income producing.

bSee Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio.

See notes to financial statements.

FSC-13

Franklin Templeton Variable Insurance Products Trust

Financial Statements

Statement of Assets and Liabilities

December 31, 2005

Franklin Small- Mid Cap Growth Securities Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$1,033,887,912
Cost - Sweep Money Fund (Note 7)	14,187,506

Total cost of investments	$1,048,075,418

Value - Unaffiliated issuers	$1,311,380,341
Value - Sweep Money Fund (Note 7)	14,187,506

Total value of investments	1,325,567,847
Receivables:
Investment securities sold	3,849,221
Capital shares sold	167,772
Dividends	1,591,921

Total assets	1,331,176,761

Liabilities:
Payables:
Investment securities purchased	4,014,495
Capital shares redeemed	1,834,353
Affiliates	1,303,323
Accrued expenses and other liabilities	133,709

Total liabilities	7,285,880

Net assets, at value	$1,323,890,881

Net assets consist of:
Paid-in capital	$1,065,651,318
Net unrealized appreciation (depreciation)	277,492,429
Accumulated net realized gain (loss)	(19,252,866)

Net assets, at value	$1,323,890,881

Class 1:
Net assets, at value	$157,084,656

Shares outstanding	7,602,367

Net asset value and offering price per share	$20.66

Class 2:
Net assets, at value	$1,166,806,225

Shares outstanding	57,299,348

Net asset value and offering price per share	$20.36

See notes to financial statements.

FSC-14

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Operations

for the year ended December 31, 2005

Franklin Small- Mid Cap Growth Securities Fund
Investment Income:
Dividends:
Unaffiliated issuers	$6,817,539
Sweep Money Fund (Note 7)	1,494,765
Other income (Note 9)	46,388

Total investment income	8,358,692

Expenses:
Management fees (Note 3a)	5,942,021
Administrative fees (Note 3b)	3,212,302
Distribution fees - Class 2 (Note 3c)	2,801,827
Unaffiliated transfer agent fees	7,844
Custodian fees (Note 4)	24,809
Reports to shareholders	282,408
Professional fees	48,136
Trustees’ fees and expenses	7,047
Other	27,153

Total expenses	12,353,547
Expense reductions (Note 4)	(1,309)

Net expenses	12,352,238

Net investment income (loss)	(3,993,546)

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	77,816,882
Foreign currency transactions	(193)

Net realized gain (loss)	77,816,689

Net change in unrealized appreciation (depreciation) on investments	(13,157,541)

Net realized and unrealized gain (loss)	64,659,148

Net increase (decrease) in net assets resulting from operations	$60,665,602

See notes to financial statements.

FSC-15

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statements of Changes in Net Assets

	Franklin Small-Mid Cap Growth Securities Fund
	Year Ended December 31,
	2005	2004

Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$(3,993,546)	$(6,387,915)
Net realized gain (loss) from investments and foreign currency transactions	77,816,689	48,595,678
Net change in unrealized appreciation (depreciation) on investments	(13,157,541)	90,306,666

Net increase (decrease) in net assets resulting from operations	60,665,602	132,514,429
Capital share transactions: (Note 2)
Class 1	(34,508,365)	(33,128,594)
Class 2	(28,826,485)	119,677,068

Total capital share transactions	(63,334,850)	86,548,474

Net increase (decrease) in net assets	(2,669,248)	219,062,903
Net assets (there is no undistributed net investment income at beginning or end of year):
Beginning of year	1,326,560,129	1,107,497,226

End of year	$1,323,890,881	$1,326,560,129

See notes to financial statements.

FSC-16

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements

Franklin Small-Mid Cap Growth Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of twenty-two separate series. The Franklin Small-Mid Cap Growth Securities Fund (the Fund) included in this report is diversified. The financial statements of the remaining funds in the series are presented separately. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts.

Effective May 2, 2005, the Franklin Small Cap Fund was renamed the Franklin Small-Mid Cap Growth Securities Fund.

The following summarizes the Fund’s significant accounting policies.

a. Security Valuation

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Investments in open-end mutual funds are valued at the closing net asset value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust’s Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust’s Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

FSC-17

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Small-Mid Cap Growth Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

c. Foreign Currency Contracts

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.

d. Income Taxes

No provision has been made for U.S. income taxes because the Fund’s policy is to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

e. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Such distributions are reinvested in additional shares of the Fund. Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with generally accepted accounting principles. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

f. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

FSC-18

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Small-Mid Cap Growth Securities Fund

2. SHARES OF BENEFICIAL INTEREST

The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

At December 31, 2005, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2005		2004
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	360,941	$7,020,711	348,616	$6,338,379
Shares issued on merger (Note 8)	—	—	236,316	4,196,977
Shares redeemed	(2,141,772)	(41,529,076)	(2,428,515)	(43,663,950)

Net increase (decrease)	(1,780,831)	$(34,508,365)	(1,843,583)	$(33,128,594)

Class 2 Shares:
Shares sold	8,935,711	$170,125,159	15,698,216	$281,993,369
Shares issued on merger (Note 8)	—	—	130	2,283
Shares redeemed	(10,420,552)	(198,951,644)	(9,126,486)	(162,318,584)

Net increase (decrease)	(1,484,841)	$(28,826,485)	6,571,860	$119,677,068

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.550%	Up to and including $500 million
0.450%	Over $500 million, up to and including $1 billion
0.400%	Over $1 billion, up to and including $1.5 billion
0.350%	Over $1.5 billion, up to and including $6.5 billion
0.325%	Over $6.5 billion, up to and including $11.5 billion
0.300%	Over $11.5 billion, up to and including $16.5 billion
0.290%	Over $16.5 billion, up to and including $19 billion
0.280%	Over $19 billion, up to and including $21.5 billion
0.270%	In excess of $21.5 billion

FSC-19

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Small-Mid Cap Growth Securities Fund

3. TRANSACTIONS WITH AFFILIATES (continued)

b. Administrative Fees

The Fund pays an administrative fee to FT Services of 0.25% per year of the Fund’s average daily net assets.

c. Distribution Fees

The Fund’s Board of Trustees has adopted distribution plans for Class 2 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets. The Board of Trustees has set the current rate at 0.25% per year.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2005, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

At December 31, 2005, the Fund had tax basis capital losses of $18,434,612 expiring on December 31, 2011, which may be carried over to offset future capital gains, if any. During the year ended December 31, 2005, the Fund utilized $78,451,886 of capital loss carryforwards.

At December 31, 2005, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$1,048,893,672

Unrealized appreciation	$309,233,621
Unrealized depreciation	(32,559,446)

Net unrealized appreciation (depreciation)	$276,674,175

Net investment income (loss) differs for financial statements and tax purposes primarily due to differing treatments of foreign currency transactions.

Net realized gains (losses) differ for financial statements and tax purposes primarily due to differing treatments of wash sales and foreign currency transactions.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2005, aggregated $919,888,830 and $914,301,486, respectively.

FSC-20

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Small-Mid Cap Growth Securities Fund

7. INVESTMENTS IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund), an open-end investment company managed by Advisers. Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

8. MERGER OF FRANKLIN AGGRESSIVE GROWTH SECURITIES FUND

On April 30, 2004, the Franklin Templeton Variable Insurance Products Trust (FTVIP) – Franklin Small Cap Fund (Small Cap) acquired the net assets of the FTVIP – Franklin Aggressive Growth Securities Fund (Growth) pursuant to a plan of reorganization. The merger was accomplished by a taxable exchange, and accounted for as a purchase.

The selected financial information and shares outstanding immediately before and after the acquisition were as follows:

	Class 1			Class 2
Fund Name	Net Assets	NAV	Shares	Net Assets	NAV	Shares
Growth	$4,196,977	$5.45	770,120	$2,283	$5.40	423
Small Cap	$183,706,326	$17.76	10,344,058	$965,432,629	$17.58	54,931,676
Small Cap – post merger	$187,903,903	$17.76	10,580,374	$965,434,912	$17.58	54,931,806

9. REGULATORY MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares, Franklin Resources, Inc. and certain of its subsidiaries (collectively, the “Company”), entered into settlements with certain of those regulators.

Specifically, the Company entered into settlements with the Securities and Exchange Commission (“SEC”) concerning market timing (the “August 2, 2004 SEC Order”) and marketing support payments to securities dealers who sell fund shares (the “December 13, 2004 SEC Order”) and with the California Attorney General’s Office (“CAGO”) concerning marketing support payments to securities dealers who sell fund shares (the “CAGO Settlement”). Under the terms of the settlements with the SEC and the CAGO, the Company retained an Independent Distribution Consultant (“IDC”) to develop a plan for distribution of the respective settlement monies. The CAGO approved the distribution plan under the CAGO Settlement and, in accordance with the terms and conditions of that settlement, the monies were disbursed to the relevant funds and are recorded as other income in the current period. The SEC has not yet approved the distribution plan pertaining to the December 13, 2004 SEC Order. When approved, disbursements of settlement monies will be made promptly to the relevant funds, in accordance with the terms and conditions of that order. The IDC continues to develop the plan of distribution under the August 2, 2004 SEC Order that resolved the SEC’s market timing investigation.

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, directors, and/or employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.) relating to the industry practices referenced above, as well as to allegedly excessive advisory fees, commissions, and/or 12b-1 fees. The lawsuits were filed in different courts throughout the country. Many of those suits are now pending in a multi-district litigation in the United States District Court for the District of Maryland.

The Company and fund management strongly believe that the claims made in each of the private lawsuits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Trust, it is committed to making the Trust or their shareholders whole, as appropriate.

FSC-21

Franklin Templeton Variable Insurance Products Trust

Franklin Small-Mid Cap Growth Securities Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Small-Mid Cap Growth Securities Fund (one of the funds constituting Franklin Templeton Variable Insurance Products Trust, hereafter referred to as the “Fund”) at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 10, 2006

FSC-22

FRANKLIN STRATEGIC INCOME SECURITIES FUND

This annual report for Franklin Strategic Income Securities Fund covers the fiscal year ended December 31, 2005.

Performance Summary as of 12/31/05

Average annual total return of Class 1 shares represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/05

	1-Year	5-Year	Since Inception (7/1/99)
Average Annual Total Return	+1.73%	+8.15%	+7.43%

Total Return Index Comparison for Hypothetical $10,000 Investment (7/1/99–12/31/05)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance is compared to the performance of the Lehman Brothers (LB) U.S. Aggregate Index and the Lipper Multi-Sector Income Funds Classification Average. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

*Sources: Standard & Poor’s Micropal; Lipper Inc. Please see Index Descriptions following the Fund Summaries.

Franklin Strategic Income Securities Fund – Class 1

Performance reflects the Fund’s Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares.

Current performance may differ from figures shown.

FSI-1

Fund Goals and Main Investments: Franklin Strategic Income Securities Fund seeks a high level of current income, with capital appreciation over the long term as a secondary goal. The Fund normally invests primarily to predominantly in U.S. and foreign debt securities, including investment grade and high yield corporate bonds, and U.S. and foreign government bonds, including emerging market bonds. The Fund also invests in mortgage securities and other asset-backed securities, floating and variable rate investments, convertible securities and preferred stock.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. Compared with its benchmarks for the same period, the Fund underperformed the LB U.S. Aggregate Index’s +2.43% return, and the Lipper Multi-Sector Income Funds Classification Average’s +2.19% return.1

Economic and Market Overview

The economy continued to grow at a healthy pace during the year under review. Over the reporting period, nonfarm payroll data, as well as other indexes, showed growing employment. This along with other factors helped consumer spending increase 6.25% (not adjusted for inflation) in December 2005 compared with the same month a year earlier, which supported U.S. economic growth.2

Business spending also rose during the reporting period, contributing to economic growth. Historically low interest rates continued to allow many companies easy access to capital, and ample cash also helped some companies to support their spending plans.

Oil prices increased substantially during the period amid concerns about potential long-term supply limitations in the face of expected strong growth in global demand, especially from China and India. Despite high commodity prices, inflation remained relatively contained for the 12 months ended December 31, 2005, as measured by the 2.2% rise for the core Consumer Price Index (CPI), which was the same as the core CPI’s 10-year average.3 The Federal Reserve Board (Fed) noted some economic effects due to the recent hurricanes. However,

1. Sources: Standard & Poor’s Micropal; Lipper Inc. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

2. Source: Bureau of Economic Analysis.

3. Source: Bureau of Labor Statistics. Core CPI excludes food and energy costs.

Fund Risks: Because the Fund invests in bonds and other debt obligations, the Fund’s share price and yield will be affected by interest rate movements. Bond prices generally move in the opposite direction from interest rates. Thus, as the prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. High yield, lower-rated (junk) bonds generally have greater price swings and higher default risks. Foreign investing especially in emerging markets, involves additional risks including currency fluctuations, economic instability, and social and political developments. The Fund’s prospectus also includes a description of the main investment risks.

FSI-2

acknowledging the economy’s strength as well as potential inflationary pressure from high energy prices, the Fed raised the federal funds target rate to 4.25% from 2.25% during the 12-month period.

The 10-year Treasury note fluctuated considerably over the past year, but overall its yield rose from 4.24% at the beginning of the period to 4.39% on December 31, 2005. Although core inflationary pressures appeared relatively well contained, the U.S. economy’s resilience caused some concern about future pricing pressures. Some market participants also pointed to the upcoming change in the Fed chairman as another possible catalyst for the 10-year Treasury’s rise, as there is some market perception that Ben Bernanke, the next Fed chairman, may tolerate higher inflation risk. However, Mr. Bernanke is reported to share many of retiring chairman Alan Greenspan’s economic philosophies. Furthermore, it is likely to take some time before his approach to dealing with inflation is apparent.

Consistent with strong economic growth and in particular solid consumption trends, U.S. imports exceeded exports, driving the U.S. trade balance to a $64 billion monthly deficit level by November 2005.4 Although higher oil prices negatively impacted the deficit, the underlying trade balance (not including oil) also deteriorated, largely as a result of a widening trade deficit with the Pacific Rim region. Furthermore, the U.S. current account deficit widened to 6.2% of gross domestic product (GDP) in third quarter 2005 versus 5.7% a year earlier.4

In contrast to the U.S., Asia generated trade and current account surpluses. These surpluses facilitated foreign reserve accumulation, most notably in China. This foreign reserve buildup combined with international political pressure prompted the Chinese government to revalue the yuan and move from its U.S. dollar peg to a managed float versus a basket of undisclosed global currencies. Overall, foreign and domestic demand among Asian economies rose over the Fund’s fiscal year. Asian economic growth accelerated during the period and some regional interest rates began to rise.

Following sluggish economic growth in the first half of the year, economic activity in the 12-country euro zone accelerated in the second half but was still more moderate than expansion in the U.S. or Asia. While underlying inflationary pressures remained well contained, higher energy prices and liquidity conditions prompted the European

4. Source: U.S. Department of Commerce.

FSI-3

Central Bank (ECB) to increase interest rates by 25 basis points to 2.25% after being on hold for 30 months. Central European economies also benefited from the euro zone’s firmer growth conditions.

Investment Strategy

We allocate our investments among the various types of debt available based on our assessment of changing economic, global market, industry, and issuer conditions. We use a top-down analysis of macroeconomic trends, combined with a bottom-up fundamental analysis of market sectors, industries and issuers, seeking to take advantage of varying sector reactions to economic events. For example, we may evaluate business cycles, yield curves, country risk, and the relative interest rates among currencies, and values between and within markets. In selecting debt securities, we generally conduct our own analysis of the security’s intrinsic value rather than simply relying on the coupon rate or rating.

Manager’s Discussion

Although the benchmark 10-year Treasury yield rose during the year under review, as described above, the 30-year Treasury yield actually declined from 4.83% to 4.54%. In the recent interest rate environment, most interest-rate sensitive sectors delivered modest total returns, with longer-dated bonds generally outperforming their shorter-term counterparts.

In terms of Fund weightings, Franklin Strategic Income Securities Fund held a relatively underweighted position in the more interest-rate sensitive fixed income sectors during the period, as we found investment opportunities we felt were more attractive in other sectors. Relative to U.S. government bonds, the Fund held a larger weighting in mortgages and other asset-backed securities, favoring the additional yield pickup offered from those assets in the recent market environment. Also, within the more interest-rate sensitive sectors, the Fund held a lower-duration position, which constrained the Fund’s relative performance given the aforementioned decline in long-term interest rates, although the Fund lengthened its duration profile in these sectors during the year. (Duration is a measure of a bond’s price sensitivity to interest rate changes. A lower duration portfolio is generally less interest-rate sensitive than a portfolio with a higher duration.)

One of the weakest performing fixed income categories over the past year was the non-U.S. dollar government bond market, which constrained the Fund’s performance given its exposure to this sector. The

FSI-4

Portfolio Breakdown

Franklin Strategic Income Securities Fund

Based on Total Net Assets

	12/31/05	12/31/04
High Yield Corporate Bonds & Preferred Stocks	33.2%	39.8%
Other International Bonds (non-$US)	13.8%	8.7%
Mortgages & Other Asset-backed Bonds	12.9%	12.0%
International Developed Market Bonds (non-$US)	9.6%	13.0%
U.S. Government Bonds	7.7%	4.8%
Floating Rate Bank Loans	7.6%	1.8%
Emerging Markets Bonds ($US)	7.4%	10.2%
Investment Grade Corporate Bonds	5.4%	5.9%
Convertible Securities	1.3%	1.5%
Short-Term Investments & Other Net Assets	1.1%	2.3%

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments.

increase in U.S. short-term rates combined with international purchases of U.S. debt securities buoyed the U.S. dollar against most major currencies during the period. However, some of the Fund’s non-dollar holdings outperformed the major Japanese and European bond markets given their stronger relative currency performance (in countries such as South Korea and Canada) as well as positive bond price performance (such as Poland) during 2005. Given the expectation that short-term interest rate increases are likely to become less predictable in 2006 and that the U.S. current account deficit will continue to pressure the U.S. dollar, we continued to hold our second-largest sector weighting in non-dollar government bonds at period-end.

Across the more economically sensitive fixed income sectors, U.S. dollar-denominated emerging market sovereign debt securities delivered some of the strongest total returns during the period, while high yield corporate bonds generally performed in line with the broad fixed income markets. For the third year in a row, the U.S. dollar-denominated emerging markets bond sector generated double-digit total returns as a result of ample liquidity, relative political stability, and overall improving credit quality for many issuers in this sector. However, yield spread valuations ended the period near all-time high levels. Consequently, at period-end, we held an underweighted position in this sector relative to our historical holdings.

In the high yield corporate bond market, companies continued to be supported by favorable economic conditions, low default rates, ample liquidity and issuer accessibility to the capital markets, and favorable

FSI-5

earnings trends. The high yield corporate bond market rebounded after a sell-off in early May following the downtrend triggered by ratings downgrades of General Motors and Ford debt earlier in the year. Although default rates rose from their recent lows, many defaults were centered on the automotive and airline industries and certain specific leveraged entities. Credit fundamentals for the remainder of the corporate bond market continued to be generally supportive. Despite modestly widening yield spreads during the year, the sector generated positive returns as a result of the higher yields. Although high yield bonds were the Fund’s largest sector weighting and we remained comfortable with the sector’s fundamental outlook, we reduced our exposure to high yield bonds over the course of the year given what we considered were their somewhat full valuations.

Finally, we continued to increase our holdings in floating rate debt securities during the period, given our expectation for continued income increases tied to rising U.S. short-term interest rates as well as these assets’ lesser interest-rate sensitivity (to rises in longer-term rates). Although floating rate senior secured bank loan valuations were somewhat expensive by historical standards, we remained comfortable with the fundamental credit trends for these issues, which represented the majority of our floating-rate holdings at period-end. Given the rise in short-term rates during 2005, floating rate loans provided some of the strongest total returns over the past year.

We thank you for your interest in Franklin Strategic Income Securities Fund and look forward to serving your investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2005, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the adviser makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

FSI-6

Fund Expenses

As an investor in a variable insurance contract (“Contract”) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, redemption fees, surrender fees, transfer fees and premium taxes.

•	Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table below are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract level. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table below provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 × $7.50 = $64.50.

Franklin Strategic Income Securities Fund – Class 1

FSI-7

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 1	Beginning Account Value 7/1/05	Ending Account Value 12/31/05	Fund-Level Expenses Incurred During Period* 7/1/05-12/31/05
Actual	$1,000	$1,015.50	$3.40
Hypothetical (5% return before expenses)	$1,000	$1,021.83	$3.41

*Expenses are equal to the annualized expense ratio for the Fund’s Class 1 shares (0.67%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

FSI-8

Franklin Templeton Variable Insurance Products Trust

Financial Highlights

Franklin Strategic Income Securities Fund

	Year Ended December 31,
Class 1	2005	2004	2003	2002		2001

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$12.92	$12.16	$10.37	$9.87		$9.89

Income from investment operations:
Net investment income[a]	0.65	0.67	0.65	0.73		0.76 [e]
Net realized and unrealized gains (losses)	(0.44)	0.51	1.44	(0.23)		(0.32)[e]

Total from investment operations	0.21	1.18	2.09	0.50		0.44

Less distributions from:
Net investment income	(0.60)	(0.40)	(0.30)	—	[d]	(0.46)
Net realized gains	(0.10)	(0.02)	—	—		—

Total distributions	(0.70)	(0.42)	(0.30)	—		(0.46)

Net asset value, end of year	$12.43	$12.92	$12.16	$10.37		$9.87

Total return[b]	1.73%	10.01%	20.36%	5.12%		4.51%
Ratios/supplemental data
Net assets, end of year (000’s)	$740,352	$571,067	$359,947	$102,751		$43,778
Ratios to average net assets:
Expenses	0.66%	0.66%	0.65%	0.66%		0.71%
Net investment income	5.21%	5.45%	5.69%	7.37%		7.48% [e]
Portfolio turnover rate	40.56%	50.21%	49.87%	45.78%		35.21%
Portfolio turnover rate excluding mortgage dollar rolls[c]	40.07%	38.39%	32.74%	40.50%		30.32%

aBased on average daily shares outstanding.

bTotal return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

cSee Note 1(e) regarding mortgage dollar rolls.

dIncludes distributions of net investment income in the amount of $.005.

eEffective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began recording all paydown gains and losses as part of investment income and amortizing all premium and discount on fixed-income securities, as required. The effect of this change was as follows:

Net investment income per share	$(0.018)
Net realized and unrealized losses per share	0.018
Ratio of net investment income to average net assets	(0.18)%

See notes to financial statements.

FSI-9

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Franklin Strategic Income Securities Fund (continued)

	Year Ended December 31,
Class 2	2005	2004	2003	2002		2001[e]

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$12.78	$12.05	$10.29	$9.82		$10.14

Income from investment operations:
Net investment income[a]	0.61	0.63	0.62	0.70		0.45[f]
Net realized and unrealized gains (losses)	(0.44)	0.51	1.43	(0.23)		(0.31)[f]

Total from investment operations	0.17	1.14	2.05	0.47		0.14

Less distributions from:
Net investment income	(0.58)	(0.39)	(0.29)	—	[d]	(0.46)
Net realized gains	(0.10)	(0.02)	—	—		—

Total distributions	(0.68)	(0.41)	(0.29)	—		(0.46)

Net asset value, end of year	$12.27	$12.78	$12.05	$10.29		$9.82

Total return[b]	1.46%	9.80%	20.10%	4.81%		1.38%
Ratios/supplemental data
Net assets, end of year (000’s)	$19,514	$4,657	$1,841	$210		$48
Ratios to average net assets:
Expenses	0.91%	0.91%	0.90%	0.91%		0.96% [g]
Net investment income	4.96%	5.20%	5.44%	7.12%		7.05% [g,f]
Portfolio turnover rate	40.56%	50.21%	49.87%	45.78%		35.21%
Portfolio turnover rate excluding mortgage dollar rolls[c]	40.07%	38.39%	32.74%	40.50%		30.32%

aBased on average daily shares outstanding.

bTotal return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

cSee Note 1(e) regarding mortgage dollar rolls.

dIncludes distributions of net investment income in the amount of $.003.

eFor the period May 15, 2001 (effective date) to December 31, 2001.

fEffective January1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began recording all paydown gains and losses as part of investment income and amortizing all premium and discount on fixed-income securities, as required. The effect of this change was as follows:

Net investment income per share	$(0.018)
Net realized and unrealized losses per share	0.018
Ratio of net investment income to average net assets	(0.18)%

gAnnualized.

See notes to financial statements.

FSI-10

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2005

Franklin Strategic Income Securities Fund	Country	Shares	Value
Long Term Investments 96.7%
Convertible Preferred Stocks 0.9%
Finance 0.2%
Fannie Mae, 5.375%, cvt. pfd.	United States	16	$1,474,252

Health Technology 0.3%
Schering-Plough Corp., 6.00%, cvt. pfd.	United States	44,500	2,393,655

Industrial Services 0.2%
Allied Waste Industries Inc., 6.25%, cvt. pfd., D	United States	5,700	1,493,018

Process Industries 0.2%
Huntsman Corp., 5.00%, cvt. pfd.	United States	36,900	1,489,838

Total Convertible Preferred Stocks (Cost $7,303,193)			6,850,763

		Principal Amount[d]
[a,b]Senior Floating Rate Interests 7.6%
Communications 0.8%
Alaska Communications Systems Holdings Inc.,
Incremental Term Loan, 6.53%, 2/01/12	United States	265,600	268,588
[c]Term Loan, 6.53%, 2/01/12	United States	2,924,400	2,957,300
Hawaiian Telecom Communications Inc., Term Loan B, 6.78%, 10/31/12	United States	2,639,000	2,657,143

			5,883,031

Consumer Durables 0.6%
Sealy Mattress Co., Term Loan D, 6.12-6.16%, 4/06/12	United States	2,177,029	2,203,221
Stile Acquisition Corp. (Masonite), CAD Term Loan, 6.21-6.53%, 4/05/13	Canada	1,309,882	1,298,353
Stile U.S. Acquisition Corp. (Masonite), U.S. Term Loan, 6.21-6.53%, 4/05/13	United States	1,312,113	1,300,564

			4,802,138

Consumer Non-Durables 0.9%
Constellation Brands Inc., Term Loan B, 5.44-5.75%, 12/22/11	United States	2,167,517	2,193,935
Eastman Kodak Co., Term Loan B, 6.42-6.75%, 10/18/12	United States	2,248,235	2,254,011
[c]Jarden Corp., Term Loan B2, 6.28%, 7/20/12	United States	2,493,279	2,502,628

			6,950,574

Consumer Services 1.9%
Hertz Corp.,
[c]D Credit Link, 4.50%, 12/21/12	United States	277,778	281,576
[c]Term Loan B, 8.50%, 12/21/12	United States	1,896,667	1,922,598
Mission Broadcasting Inc., Term Loan B, 6.28%, 10/01/12	United States	1,164,630	1,172,880
Nexstar Broadcasting Inc., Term Loan B, 6.28%, 10/01/12	United States	1,185,536	1,193,933
Penn National Gaming Inc., Term Loan B, 6.28%, 10/03/12	United States	1,902,574	1,927,694
R.H. Donnelley Inc.,
Term Loan A3, 6.12-6.28%, 12/31/09	United States	123,478	124,053
Term Loan D, 5.81-6.28%, 6/30/11	United States	2,784,028	2,800,760
Regal Cinemas Inc., Term Loan B, 6.53%, 11/10/10	United States	2,266,070	2,294,081
UPC Financing Partnership, Term Loan H2, 6.80%, 9/30/12	Netherlands	2,570,000	2,596,389

			14,313,964

Energy Minerals 0.3%
Citgo Petroleum Corp., Term Loan B, 5.68%, 11/15/12	United States	2,273,000	2,292,180

Finance 1.2%
[c]Capital Automotive., Term Loan B, 6.50%, 12/05/10	United States	2,869,000	2,882,450
Fidelity National Information Services Inc., Term Loan B, 6.11%, 3/09/13	United States	3,075,572	3,091,463
Lion Gables Realty LP, Term Loan B, 6.09-6.15%, 9/30/06	United States	324,329	326,052
Nasdaq Stock Market Inc., Term Loan B, 6.00-6.19%, 12/08/11	United States	2,637,000	2,658,151

			8,958,116

FSI-11

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2005 (continued)

Franklin Strategic Income Securities Fund	Country	Principal Amount[d]	Value
Long Term Investments (cont.)
[a,b]Senior Floating Rate Interests (cont.)
Health Services 0.4%
[c]LifePoint Hospitals Inc., Term Loan B, 6.19%, 4/15/12	United States	2,774,589	$2,794,241

Industrial Services 0.1%
Epco Holdings Inc., Term Loan B, 6.42-6.64%, 8/18/10	United States	690,030	700,542

Process Industries 0.3%
Brenntag,
[c]Term Loan B2, 6.50%, 12/22/13	Germany	275,639	279,372
[c]Term Loan B3, 6.50%, 12/22/12	Germany	67,361	68,273
Hexion Specialty Chemicals Inc.,
Tranche B-1, 6.88%, 5/31/12	United States	764,172	773,143
Tranche B-3 CL, 3.76%, 5/31/12	United States	187,747	189,951
Resolution Europe BV (Hexion), Tranche B-2, 7.06%, 5/31/12	Netherlands	1,052,641	1,064,999

			2,375,738

Real Estate Development 0.3%
Macerich Co.,
Interim Loan Facility, 6.04%, 3/31/06	United States	685,662	686,518
Term Loan B, 5.81%, 4/25/10	United States	1,842,000	1,853,896

			2,540,414

Retail Trade 0.5%
The Jean Coutu Group (PJC) Inc., Term Loan B, 6.50%, 7/30/11	Canada	2,143,237	2,166,307
Neiman Marcus Group Inc., Term Loan, 6.95%, 4/06/13	United States	730,000	736,704
The William Carter Co., Term Loan B, 5.65-5.81%, 7/14/12	United States	1,074,478	1,087,014

			3,990,025

Technology Services 0.3%
Sungard Data Systems Inc., Term Loan, 6.81%, 2/11/13	United States	2,221,835	2,248,681

Total Senior Floating Rate Interests (Cost $57,717,333)			57,849,644

Bonds 38.6%
Commercial Services 1.6%
Dex Media East LLC, senior sub. note, B, 12.125%, 11/15/12	United States	668,000	784,900
Dex Media West LLC, senior sub. note, 9.875%, 8/15/13	United States	2,200,000	2,453,000
JohnsonDiversey Holdings Inc., senior disc. note, zero cpn. to 5/17/07, 10.67% thereafter, 5/15/13	United States	1,200,000	960,000
JohnsonDiversey Inc., senior sub. note, B, 9.625%, 5/15/12	United States	1,900,000	1,919,000
Lamar Media Corp., senior sub. note, 7.25%, 1/01/13	United States	2,900,000	3,023,250
R. R. Donnelley & Sons Co., 5.50%, 5/15/15	United States	2,900,000	2,796,050

			11,936,200

Communications 4.3%
Dobson Cellular Systems Inc., senior secured note, 9.875%, 11/01/12	United States	2,800,000	3,101,000
Inmarsat Finance PLC, senior note,
7.625%, 6/30/12	United Kingdom	1,610,000	1,668,362
zero cpn. to 11/15/08, 10.375% thereafter, 11/15/12	United Kingdom	600,000	503,250
[e]Intelsat Bermuda Ltd., senior note, 144A, 8.25%, 1/15/13	Bermuda	3,400,000	3,451,000
MCI Inc., senior note,
7.688%, 5/01/09	United States	1,900,000	1,966,500
8.735%, 5/01/14	United States	712,000	789,430
Millicom International Cellular SA, senior note, 10.00%, 12/01/13	Luxembourg	3,100,000	3,216,250
Nextel Communications Inc., senior note, D, 7.375%, 8/01/15	United States	2,500,000	2,640,355

FSI-12

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2005 (continued)

Franklin Strategic Income Securities Fund	Country	Principal Amount[d]		Value
Long Term Investments (cont.)
Bonds (cont.)
Communications (cont.)
Qwest Communications International Inc., senior note,
7.50%, 2/15/14	United States	3,300,000		$3,407,250
[e]144A, 7.50%, 2/15/14	United States	200,000		206,500
Rogers Wireless Inc., senior secured note, 7.25%, 12/15/12	Canada	3,400,000		3,591,250
Time Warner Telecom Holdings Inc., senior note, 9.25%, 2/15/14	United States	1,700,000		1,802,000
Verizon New York Inc.,
7.375%, 4/01/32	United States	400,000		421,775
senior deb., A, 6.875%, 4/01/12	United States	3,200,000		3,339,994
[e]Wind Acquisition Fin SA, senior note, 144A, 10.75%, 12/01/15	Italy	2,500,000		2,593,750

				32,698,666

Consumer Durables 1.6%
D.R. Horton Inc., senior note, 8.50%, 4/15/12	United States	3,500,000		3,756,928
General Motors Acceptance Corp.,
7.25%, 3/02/11	United States	2,500,000		2,300,240
6.875%, 8/28/12	United States	1,300,000		1,173,242
General Motors Corp., senior deb., 8.25%, 7/15/23	United States	1,200,000		777,000
Simmons Co., senior sub. note, 7.875%, 1/15/14	United States	2,200,000		2,046,000
William Lyon Homes Inc., senior note, 7.625%, 12/15/12	United States	2,600,000		2,307,500

				12,360,910

Consumer Non-Durables 1.2%
Smithfield Foods Inc., senior note,
7.00%, 8/01/11	United States	1,900,000		1,947,500
7.75%, 5/15/13	United States	1,500,000		1,593,750
Spectrum Brands Inc., senior sub. note, 7.375%, 2/01/15	United States	3,500,000		2,940,000
Tyson Foods Inc., senior note, 8.25%, 10/01/11	United States	2,200,000		2,486,807

				8,968,057

Consumer Services 8.9%
[f]Adelphia Communications Corp., senior note, 10.875%, 10/01/10	United States	2,200,000		1,243,000
Advanstar Communications Inc., senior secured note, 10.75%, 8/15/10	United States	1,900,000		2,092,375
AMC Entertainment Inc., senior sub. note, 9.875%, 2/01/12	United States	2,800,000		2,758,000
Boyd Gaming Corp., senior sub. note, 6.75%, 4/15/14	United States	2,500,000		2,493,750
Cablevision Systems Corp., senior note, B, 8.00%, 4/15/12	United States	1,500,000		1,410,000
[e]CCH I Holdings LLC, senior note, 144A, 9.92%, 4/01/14	United States	400,000		230,000
[e]CCH I LLC, senior secured note, 144A, 11.00%, 10/01/15	United States	400,000		338,000
CCH II LLC, senior note, 10.25%, 9/15/10	United States	3,100,000		3,100,000
Clear Channel Communications Inc., senior note, 5.75%, 1/15/13	United States	3,500,000		3,436,416
Comcast Corp., 5.65%, 6/15/35	United States	3,400,000		3,139,172
CSC Holdings Inc., senior deb., 7.625%, 7/15/18	United States	2,100,000		2,005,500
DIRECTV Holdings LLC, senior note,
8.375%, 3/15/13	United States	1,400,000		1,512,000
6.375%, 6/15/15	United States	1,000,000		982,500
EchoStar DBS Corp., senior note, 6.375%, 10/01/11	United States	3,400,000		3,289,500
Emmis Operating Co., senior sub. note, 6.875%, 5/15/12	United States	2,800,000		2,796,500
Harrah’s Operating Co. Inc., senior note, 5.50%, 7/01/10	United States	3,300,000		3,301,921
[e]Hertz Corp., senior note, 144A, 8.875%, 1/01/14	United States	2,100,000		2,149,875
Interactive Corp., 7.00%, 1/15/13	United States	2,600,000		2,678,780
Liberty Media Corp., senior note, 5.70%, 5/15/13	United States	3,400,000		3,184,987
[e]Lighthouse International Co. SA, senior note, 144A, 8.00%, 4/30/14	Italy	2,600,000	EUR	3,274,233
LIN Television Corp., senior sub. note, 6.50%, 5/15/13	United States	3,200,000		3,084,000
MGM MIRAGE Inc., senior note, 6.625%, 7/15/15	United States	3,600,000		3,609,000
News America Inc., 5.30%, 12/15/14	United States	3,300,000		3,281,048

FSI-13

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2005 (continued)

Franklin Strategic Income Securities Fund	Country	Principal Amount[d]	Value
Long Term Investments (cont.)
Bonds (cont.)
Consumer Services (cont.)
Pinnacle Entertainment Inc., senior sub. note, 8.75%, 10/01/13	United States	2,900,000	$3,103,000
Quebecor Media Inc., senior disc. note, zero cpn. to 7/15/06, 13.75% thereafter, 7/15/11	Canada	1,800,000	1,869,750
Royal Caribbean Cruises Ltd., senior deb., 7.25%, 3/15/18	United States	3,400,000	3,633,750
Station Casinos Inc.,
senior note, 6.00%, 4/01/12	United States	800,000	802,000
senior sub. note, 6.50%, 2/01/14	United States	700,000	710,500
senior sub. note, 6.875%, 3/01/16	United States	1,800,000	1,849,500

			67,359,057

Electronic Technology 1.4%
Flextronics International Ltd., senior sub. note,
6.50%, 5/15/13	Singapore	600,000	612,750
6.25%, 11/15/14	Singapore	2,200,000	2,180,750
L-3 Communications Corp., senior sub. note,
5.875%, 1/15/15	United States	3,100,000	3,022,500
[e]144A, 6.375%, 10/15/15	United States	400,000	401,000
Sanmina-SCI Corp., senior sub. note, 6.75%, 3/01/13	United States	2,200,000	2,103,750
Xerox Corp., senior note, 7.125%, 6/15/10	United States	2,200,000	2,301,750

			10,622,500

Energy Minerals 2.4%
Chesapeake Energy Corp., senior note, 6.25%, 1/15/18	United States	3,500,000	3,447,500
Kerr-McGee Corp., 6.95%, 7/01/24	United States	2,500,000	2,664,205
[e]Markwest Energy Partners LP, senior note, 144A, 6.875%, 11/01/14	United States	2,600,000	2,405,000
[e]Massey Energy Co., senior note, 144A, 6.875%, 12/15/13	United States	1,400,000	1,419,250
Peabody Energy Corp., senior note, B, 6.875%, 3/15/13	United States	2,200,000	2,299,000
Plains Exploration & Production Co., senior note, 7.125%, 6/15/14	United States	3,100,000	3,224,000
[e]Pogo Producing Co., senior sub. note, 144A, 6.875%, 10/01/17	United States	2,500,000	2,450,000

			17,908,955

Finance 0.7%
JPMorgan Chase & Co., sub. note, 5.75%, 1/02/13	United States	2,800,000	2,891,734
Lazard Group LLC, 7.125%, 5/15/15	United States	2,300,000	2,419,340

			5,311,074

Health Services 2.1%
DaVita Inc., senior sub. note, 7.25%, 3/15/15	United States	3,200,000	3,256,000
Fresenius Medical Care Capital Trust II, 7.875%, 2/01/08	Germany	3,000,000	3,105,000
HCA Inc., senior note, 8.75%, 9/01/10	United States	2,200,000	2,444,193
Tenet Healthcare Corp., senior note, 6.375%, 12/01/11	United States	3,100,000	2,844,250
United Surgical Partners International Inc., senior sub. note, 10.00%, 12/15/11	United States	1,800,000	1,948,500
Vanguard Health Holding Co. II LLC, senior sub. note, 9.00%, 10/01/14	United States	2,500,000	2,668,750

			16,266,693

Industrial Services 0.9%
Allied Waste North America Inc., senior secured note,
6.50%, 11/15/10	United States	1,700,000	1,691,500
B, 5.75%, 2/15/11	United States	800,000	762,000
[e]Grant Prideco Inc., senior note, 144A, 6.125%, 8/15/15	United States	2,200,000	2,205,500
Hanover Equipment Trust 01, senior secured note, B, 8.75%, 9/01/11	United States	2,000,000	2,125,000

			6,784,000

FSI-14

s

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2005 (continued)

Franklin Strategic Income Securities Fund	Country	Principal Amount[d]	Value
Long Term Investments (cont.)
Bonds (cont.)
Non-Energy Minerals 0.7%
[e]Glencore Funding LLC, 144A, 6.00%, 4/15/14	Switzerland	2,200,000	$2,072,488
[e]Novelis Inc., senior note, 144A, 7.25%, 2/15/15	Canada	3,300,000	3,093,750

			5,166,238

Process Industries 4.0%
Abitibi-Consolidated Co. of Canada, senior note, 8.375%, 4/01/15	Canada	3,100,000	2,983,750
BCP Crystal Holdings Corp., senior sub. note, 9.625%, 6/15/14	United States	3,300,000	3,687,750
Bunge Ltd. Finance Corp., senior note, 5.10%, 7/15/15	United States	2,800,000	2,714,096
[e]Crown Americas Inc., senior note, 144A, 7.75%, 11/15/15	United States	3,300,000	3,432,000
Graphic Packaging International Corp., senior note, 8.50%, 8/15/11	United States	800,000	806,000
JSG Funding PLC, senior sub. note, 7.75%, 4/01/15	Ireland	2,900,000	2,421,500
Nalco Co., senior sub. note, 8.875%, 11/15/13	United States	3,300,000	3,473,250
Owens-Brockway Glass Container Inc., senior note, 6.75%, 12/01/14	United States	3,300,000	3,217,500
Rhodia SA, senior note, 10.25%, 6/01/10	France	3,200,000	3,520,000
[e]RPM U.K. G.P., 144A, 6.70%, 11/01/15	United States	2,800,000	2,875,547
Stone Container Corp., senior note, 8.375%, 7/01/12	United States	1,600,000	1,556,000

			30,687,393

Producer Manufacturing 2.8%
Case New Holland Inc., senior note, 9.25%, 8/01/11	United States	3,400,000	3,655,000
[e]Commercial Vehicle Group Inc., senior note, 144A, 8.00%, 7/01/13	United States	2,500,000	2,481,250
Fimep SA, senior note, 10.50%, 2/15/13	France	2,600,000	2,951,000
[e]Invensys PLC, senior note, 144A, 9.875%, 3/15/11	United Kingdom	2,600,000	2,587,000
Milacron Escrow Corp., senior secured note, 11.50%, 5/15/11	United States	1,300,000	1,118,000
[e]Nell AF Sarl, senior note, 144A, 8.375%, 8/15/15	Luxembourg	2,800,000	2,786,000
Nortek Inc., senior sub. note, 8.50%, 9/01/14	United States	2,800,000	2,716,000
TRW Automotive Inc., senior note, 9.375%, 2/15/13	United States	3,000,000	3,262,500

			21,556,750

Real Estate Development 0.7%
EOP Operating LP, 4.75%, 3/15/14	United States	2,800,000	2,650,376
Forest City Enterprises Inc., senior note, 7.625%, 6/01/15	United States	2,500,000	2,662,500

			5,312,876

Real Estate Investment Trusts 0.5%
Host Marriott LP, senior note,
K, 7.125%, 11/01/13	United States	2,200,000	2,299,000
M, 7.00%, 8/15/12	United States	1,200,000	1,236,000

			3,535,000

Retail Trade 0.7%
[e]GSC Holdings Corp., senior note, 144A, 8.00%, 10/01/12	United States	2,700,000	2,551,500
Rite Aid Corp., senior note, 9.25%, 6/01/13	United States	2,800,000	2,628,500

			5,180,000

Technology Services 0.7%
[e]SunGard Data Systems Inc.,
senior note, 144A, 9.125%, 8/15/13	United States	1,600,000	1,664,000
senior sub. note, 144A, 10.25%, 8/15/15	United States	1,500,000	1,507,500
UGS Corp., senior sub. note, 10.00%, 6/01/12	United States	2,200,000	2,409,000

			5,580,500

FSI-15

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2005 (continued)

Franklin Strategic Income Securities Fund	Country	Principal Amount[d]	Value
Long Term Investments (cont.)
Bonds (cont.)
Utilities 3.4%
[e]Allegheny Energy Supply Co. LLC, 144A, 8.25%, 4/15/12	United States	2,300,000	$2,604,750
Aquila Inc., senior note, 9.95%, 2/01/11	United States	2,300,000	2,547,250
[e,f,g]Calpine Corp., senior secured note, 144A, 8.50%, 7/15/10	United States	2,800,000	2,310,000
[e]Dynegy Holdings Inc., senior secured note, 144A, 10.125%, 7/15/13	United States	2,800,000	3,178,000
El Paso Corp., senior note, 7.875%, 6/15/12	United States	1,900,000	1,966,500
El Paso Natural Gas Co., senior note, A, 7.625%, 8/01/10	United States	2,500,000	2,641,448
Midwest Generation LLC, senior secured note, 8.75%, 5/01/34	United States	2,200,000	2,433,750
[e]Mirant North America LLC, senior note, 144A, 7.375%, 12/31/13	United States	1,200,000	1,219,500
[e]Texas Genco LLC, senior note, 144A, 6.875%, 12/15/14	United States	3,200,000	3,480,000
TXU Corp., senior note, 5.55%, 11/15/14	United States	3,400,000	3,246,442

			25,627,640

Total Bonds (Cost $291,858,503)			292,862,509

Convertible Bonds 0.4%
Electronic Technology 0.4%
Fairchild Semiconductor Corp., cvt., 5.00%, 11/01/08	United States	1,300,000	1,274,000
Liberty Media Corp. into Motorola, cvt., senior deb., 3.50%, 1/15/31	United States	1,800,000	1,849,500

Total Convertible Bonds (Cost $2,641,673)			3,123,500

Asset-Backed Securities and Commercial Mortgage-Backed Securities 2.5%
Finance 2.5%
Countrywide Asset-Backed Certificates,
2004-7, AF4, 4.774%, 8/25/32	United States	440,000	437,286
2005-11, AF4, 5.21%, 3/25/34	United States	1,275,000	1,255,981
2005-12, 2A5, 5.245%, 2/25/36	United States	2,750,000	2,699,744
GE Capital Commercial Mortgage Corp., 2003-CI, A4, 4.819%, 1/10/38	United States	934,225	917,926
JP Morgan Chase Commercial Mortgage Sec Corp.,
2004-CB9, A4, 5.38%, 6/12/41	United States	5,096,445	5,222,577
2004-LN2, A2, 5.115%, 7/15/41	United States	412,616	410,765
[e]Keystone Owner Trust, 1997-P3, M2, 144A, 7.98%, 12/25/24	United States	41,890	41,759
[e]Morgan Stanley Auto Loan Trust, 2003-HB1, D, 144A, 5.50%, 4/15/11	United States	144,230	143,504
[c]Morgan Stanley Capital I, 2004-IQ7, A4, 5.43%, 6/15/38	United States	4,000,000	4,083,568
Popular ABS Mortgage Pass-Through Trust, 2005-3, AF6, 4.759%, 7/25/35	United States	1,000,000	971,088
Residential Asset Securities Corp.,
2002-KS8, A4, 4.58%, 11/25/30	United States	529,124	526,555
2004-KS1, AI4, 4.213%, 4/25/32	United States	500,000	493,861
Residential Funding Mortgage Securities II, 2005-HI1, A4, 4.70%, 8/25/34	United States	1,000,000	978,517
Wells Fargo Home Equity Trust, 2004-2, AI5, 4.89%, 11/25/28	United States	1,070,000	1,055,873

Total Asset-Backed Securities and Commercial Mortgage-Backed Securities (Cost $19,610,785)			19,239,004

Mortgage-Backed Securities 10.4%
[b]Federal Home Loan Mortgage Corp. (FHLMC) Adjustable Rate 0.1%
[c]FHLMC, 4.674%, 1/01/33	United States	451,551	450,389

Federal Home Loan Mortgage Corp. (FHLMC) Fixed Rate 4.1%
FHLMC Gold 15 Year, 4.50%, 10/01/18 - 9/01/19	United States	5,075,788	4,948,075
FHLMC Gold 15 Year, 5.00%, 12/01/17 - 9/01/19	United States	6,056,358	6,001,379
FHLMC Gold 15 Year, 5.50%, 7/01/17 - 7/01/19	United States	1,602,314	1,612,952
FHLMC Gold 15 Year, 6.00%, 5/01/17	United States	60,045	61,310
FHLMC Gold 15 Year, 6.50%, 5/01/16	United States	28,323	29,116
FHLMC Gold 30 Year, 5.00%, 4/01/34 - 8/01/35	United States	3,672,474	3,561,893
FHLMC Gold 30 Year, 5.50%, 3/01/33 - 10/01/35	United States	8,695,482	8,627,963

FSI-16

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2005 (continued)

Franklin Strategic Income Securities Fund	Country	Principal Amount[d]	Value
Long Term Investments (cont.)
Mortgage-Backed Securities (cont.)
Federal Home Loan Mortgage Corp. (FHLMC) Fixed Rate (cont.)
FHLMC Gold 30 Year, 6.00%, 4/01/33 - 8/01/34	United States	5,381,758	$5,439,164
FHLMC Gold 30 Year, 6.50%, 12/01/23 - 7/01/32	United States	482,942	496,803
FHLMC Gold 30 Year, 7.00%, 9/01/21 - 6/01/32	United States	320,022	334,086
FHLMC Gold 30 Year, 7.50%, 3/01/30 - 7/01/31	United States	7,511	7,885

			31,120,626

[b]Federal National Mortgage Association (FNMA) Adjustable Rate 0.3%
FNMA, 4.494%, 4/01/20	United States	303,573	298,232
FNMA, 4.629%, 12/01/34	United States	1,885,902	1,862,425

			2,160,657

Federal National Mortgage Association (FNMA) Fixed Rate 4.7%
FNMA 15 Year, 4.50%, 6/01/19 - 3/01/20	United States	1,033,845	1,007,472
FNMA 15 Year, 5.00%, 10/01/17 - 6/01/18	United States	1,376,519	1,364,223
FNMA 15 Year, 5.50%, 10/01/16 - 1/01/18	United States	113,003	113,825
FNMA 15 Year, 6.00%, 4/01/16 - 7/01/16	United States	53,730	54,941
FNMA 15 Year, 7.00%, 5/01/12	United States	7,222	7,496
FNMA 30 Year, 5.00%, 4/01/34 - 10/01/35	United States	2,184,946	2,120,449
[c]FNMA 30 Year, 5.50%, 8/01/33 - 1/15/36	United States	21,528,973	21,334,437
[c]FNMA 30 Year, 6.00%, 1/01/29 - 10/01/34	United States	8,677,398	8,759,603
FNMA 30 Year, 6.50%, 6/01/28 - 9/01/32	United States	891,620	917,565
FNMA 30 Year, 7.00%, 2/01/29 - 1/01/32	United States	36,114	37,737
FNMA 30 Year, 7.50%, 9/01/31	United States	28,068	29,413

			35,747,161

Government National Mortgage Association (GNMA) Fixed Rate 1.2%
GNMA I SF 30 Year, 5.00%, 11/15/33 - 7/15/34	United States	2,776,859	2,744,717
GNMA I SF 30 Year, 5.50%, 12/15/32 - 9/15/34	United States	3,243,124	3,267,606
GNMA I SF 30 Year, 6.00%, 1/15/33	United States	287,441	294,740
GNMA I SF 30 Year, 6.50%, 11/15/31 - 2/15/32	United States	26,591	27,799
GNMA I SF 30 Year, 7.00%, 10/15/28 - 6/15/32	United States	183,677	193,052
GNMA I SF 30 Year, 7.50%, 9/15/30	United States	5,305	5,582
GNMA II SF 30 Year, 5.00%, 9/20/33 - 11/20/33	United States	735,243	723,872
GNMA II SF 30 Year, 6.00%, 11/20/34	United States	1,067,256	1,090,970
GNMA II SF 30 Year, 6.50%, 4/20/31 - 2/20/34	United States	510,210	529,286
GNMA II SF 30 Year, 7.00%, 2/20/33	United States	586,785	612,046
GNMA II SF 30 Year, 7.50%, 1/20/28 - 4/20/32	United States	128,860	134,947

			9,624,617

Total Mortgage-Backed Securities (Cost $80,116,560)			79,103,450

U.S. Government and Agency Securities 7.7%
Government Bonds 7.7%
FHLMC,
2.375%, 4/15/06	United States	1,700,000	1,689,428
2.375%, 2/15/07	United States	300,000	292,332
4.375%, 7/17/15	United States	2,500,000	2,421,855
4.50%, 1/15/13	United States	580,000	570,571
4.875%, 11/15/13	United States	150,000	150,954
5.50%, 9/15/11	United States	300,000	310,896
7.00%, 3/15/10	United States	300,000	325,956

FSI-17

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2005 (continued)

Franklin Strategic Income Securities Fund	Country	Principal Amount[d]		Value
Long Term Investments (cont.)
U.S. Government and Agency Securities (cont.)
Government Bonds (cont.)
FNMA,
4.25%, 5/15/09	United States	260,000		$256,345
4.375%, 3/15/13	United States	3,100,000		3,023,160
4.375%, 10/15/15	United States	1,000,000		967,002
5.00%, 1/15/07	United States	900,000		902,017
5.00%, 4/15/15	United States	250,000		254,239
5.25%, 6/15/06	United States	900,000		902,612
5.25%, 1/15/09	United States	250,000		253,992
5.375%, 11/15/11	United States	1,200,000		1,236,775
5.50%, 3/15/11	United States	150,000		155,221
6.00%, 05/15/11	United States	500,000		529,424
6.125%, 03/15/12	United States	900,000		964,363
6.625%, 11/15/10	United States	350,000		378,625
U.S. Treasury Bond,
4.875%, 2/15/12	United States	2,000,000		2,053,986
6.125%, 11/15/27	United States	150,000		181,055
6.88%, 8/15/25	United States	2,290,000		2,949,806
7.50%, 11/15/16	United States	4,200,000		5,276,909
U.S. Treasury Note,
2.00%, 5/15/06	United States	1,000,000		991,876
3.00%, 12/31/06	United States	1,430,000		1,410,282
3.00%, 11/15/07	United States	1,500,000		1,463,086
3.125%, 5/15/07	United States	2,500,000		2,457,520
3.125%, 9/15/08	United States	1,500,000		1,452,598
3.25%, 1/15/09	United States	4,900,000		4,745,919
3.375%, 10/15/09	United States	340,000		328,432
3.50%, 12/15/09	United States	2,500,000		2,422,950
4.00%, 4/15/10	United States	350,000		345,024
4.00%, 11/15/12	United States	150,000		146,819
4.00%, 2/15/15	United States	750,000		727,383
4.125%, 8/15/10	United States	1,300,000		1,287,610
4.125%, 5/15/15	United States	1,400,000		1,369,759
4.25%, 8/15/13	United States	450,000		446,116
4.25%, 11/15/13	United States	2,000,000		1,981,564
4.25%, 8/15/14	United States	2,000,000		1,978,752
4.25%, 11/15/14	United States	2,300,000		2,273,946
4.375%, 8/15/12	United States	3,170,000		3,170,621
4.75%, 5/15/14	United States	1,000,000		1,024,649
5.00%, 8/15/11	United States	1,900,000		1,961,676
5.625%, 5/15/08	United States	600,000		616,547

Total U.S. Government and Agency Securities (Cost $59,413,846)				58,650,652

Foreign Government and Agency Securities 28.6%
French Treasury Note, 3.00%, 7/12/08	France	1,000,000	EUR	1,186,928
[b,h]Government of Argentina, FRN, 4.005%, 8/03/12	Argentina	21,487,000		16,581,269
Government of Austria,
4.00%, 7/15/09	Austria	480,000	EUR	587,346
4.65%, 1/15/18	Austria	500,000	EUR	666,537
5.00%, 7/15/12	Austria	40,000	EUR	52,435
9.00%, 9/15/06	Austria	220,000,000	ISK	3,488,026
Government of Brazil,
[b]FRN, 5.25%, 4/15/12	Brazil	3,674,480		3,637,735
[b]RG, FRN, 5.25%, 4/15/12	Brazil	2,791,228		2,763,316
8.00%, 1/15/18	Brazil	2,850,000		3,078,000

FSI-18

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2005 (continued)

Franklin Strategic Income Securities Fund	Country	Principal Amount[d]		Value
Long Term Investments (cont.)
Foreign Government and Agency Securities (cont.)
Government of Canada,
3.00%, 6/01/06	Canada	7,660,000	CAD	$6,574,366
3.25%, 12/01/06	Canada	14,540,000	CAD	12,444,003
5.25%, 6/01/12	Canada	160,000	CAD	147,894
Government of Finland,
5.00%, 7/04/07	Finland	610,000	EUR	745,618
5.75%, 2/23/11	Finland	50,000	EUR	66,618
Government of France, 4.00%, 10/25/09	France	943,000	EUR	1,157,165
Government of Germany, 3.75%, 1/04/09	Germany	1,070,000	EUR	1,295,791
Government of Indonesia,
11.00%, 10/15/14	Indonesia	1,800,000,000	IDR	158,836
13.15%, 3/15/10	Indonesia	13,925,000,000	IDR	1,410,533
13.15%, 1/15/12	Indonesia	9,200,000,000	IDR	927,020
14.00%, 6/15/09	Indonesia	12,950,000,000	IDR	1,346,378
14.25%, 6/15/13	Indonesia	35,480,000,000	IDR	3,739,730
14.275%, 12/15/13	Indonesia	26,937,000,000	IDR	2,849,404
Government of Korea,
3.75%, 9/10/07	South Korea	3,415,000,000	KRW	3,322,481
4.00%, 6/10/10	South Korea	6,600,000,000	KRW	6,222,106
4.50%, 9/09/08	South Korea	600,000,000	KRW	587,250
6.90%, 1/16/07	South Korea	2,040,000,000	KRW	2,069,184
Government of Malaysia,
4.03%, 9/15/09	Malaysia	8,500,000	MYR	2,283,899
4.31%, 2/27/09	Malaysia	29,725,000	MYR	8,028,778
Government of Mexico,
[b]FRN, 4.83%, 1/13/09	Mexico	1,480,000		1,502,200
8.375%, 1/14/11	Mexico	1,825,000		2,080,956
Government of the Netherlands,
3.75%, 7/15/09	Netherlands	80,000	EUR	97,161
4.25%, 7/15/13	Netherlands	90,000	EUR	113,941
5.75%, 2/15/07	Netherlands	90,000	EUR	109,986
Government of New Zealand,
6.00%, 11/15/11	New Zealand	1,600,000	NZD	1,105,055
6.50%, 4/15/13	New Zealand	2,960,000	NZD	2,117,573
Government of Norway, 6.75%, 1/15/07	Norway	87,125,000	NOK	13,418,381
Government of Peru,
Series 7, 7.84%, 8/12/20	Peru	565,000	PEN	158,195
8.60%, 8/12/17	Peru	15,950,000	PEN	4,767,363
Government of the Philippines,
8.875%, 3/17/15	Philippines	3,600,000		3,980,340
9.00%, 2/15/13	Philippines	6,610,000		7,345,362
9.875%, 3/16/10	Philippines	100,000		112,500
Government of Poland,
5.75%, 9/23/22	Poland	12,900,000	PLN	4,237,919
6.00%, 5/24/09	Poland	26,370,000	PLN	8,406,173
6.25%, 10/24/15	Poland	7,700,000	PLN	2,577,847
8.50%, 5/12/07	Poland	5,300,000	PLN	1,715,500
Government of Russia, Reg S, 5.00% to 3/31/07, 7.50% thereafter, 3/31/30	Russia	3,250,000		3,676,985
Government of Singapore,
1.75%, 2/01/07	Singapore	4,500,000	SGD	2,679,380
4.00%, 3/01/07	Singapore	14,150,000	SGD	8,669,369
4.80%, 4/14/09	Slovak Republic	28,700,000	SKK	935,588
4.90%, 2/11/14	Slovak Republic	7,300,000	SKK	248,560

FSI-19

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2005 (continued)

Franklin Strategic Income Securities Fund	Country	Principal Amount[d]		Value
Long Term Investments (cont.)
Foreign Government and Agency Securities (cont.)
5.30%, 5/12/19	Slovak Republic	42,200,000	SKK	$1,515,297
7.50%, 3/13/12	Slovak Republic	59,000,000	SKK	2,247,883
[i]Strip, 1/14/07	Slovak Republic	177,800,000	SKK	5,381,338
Government of Spain,
4.80%, 10/31/06	Spain	100,000	EUR	120,425
5.00%, 7/30/12	Spain	350,000	EUR	458,944
5.15%, 7/30/09	Spain	210,000	EUR	266,651
6.00%, 1/31/08	Spain	260,000	EUR	326,218
10.15%, 1/31/06	Spain	58,000	EUR	69,050
Government of Sweden,
3.50%, 4/20/06	Sweden	11,250,000	SEK	1,422,834
5.00%, 1/28/09	Sweden	13,685,000	SEK	1,824,667
5.50%, 10/08/12	Sweden	17,490,000	SEK	2,500,395
6.50%, 5/05/08	Sweden	2,400,000	SEK	326,947
8.00%, 8/15/07	Sweden	45,300,000	SEK	6,186,524
[i]Strip, 9/20/06	Sweden	6,850,000	SEK	848,311
Government of Thailand,
4.125%, 2/12/08	Thailand	17,000,000	THB	408,102
8.00%, 12/08/06	Thailand	146,050,000	THB	3,692,101
8.50%, 12/08/08	Thailand	14,000,000	THB	372,865
Government of Ukraine,
[e]144A, 7.65%, 6/11/13	Ukraine	3,370,000		3,656,450
[b]FRN, 7.343%, 8/05/09	Ukraine	1,675,000		1,825,750
[b]Government of Venezuela, FRN, 5.194%, 4/20/11	Venezuela	6,175,000		6,059,219
Inter-American Development Bank, 9.00%, 1/04/07	Iceland	259,000,000	ISK	4,113,131
Korea Treasury Note, 4.75%, 3/12/08	South Korea	8,900,000,000	KRW	8,781,053
New South Wales Treasury Corp.,
6.00%, 5/01/12	Australia	1,570,000	AUD	1,185,677
8.00%, 3/01/08	Australia	1,801,000	AUD	1,389,136
Queensland Treasury Corp., 6.00%,
8/14/13	Australia	1,220,000	AUD	929,708
10/14/15	Australia	1,280,000	AUD	978,314
7/14/09	Australia	3,820,000	AUD	2,861,726

Total Foreign Government and Agency Securities (Cost $211,244,396)				217,223,696

Total Long Term Investments (Cost $729,906,289)				734,903,218

Short Term Investments 3.8%
Foreign Government Securities 2.2%
[i]Canada Treasury Bill, 11/30/06	Canada	2,100,000	CAD	1,741,593
[i]Egypt Treasury Bill, 5/30/06	Egypt	11,500,000	EGP	1,945,083
[i]Egypt Treasury Bill, 6/20/06	Egypt	11,000,000	EGP	1,842,992
[i]Egypt Treasury Bill, 11/21/06	Egypt	11,800,000	EGP	1,909,627
[i]Thailand Treasury Bill, 2/23/06	Thailand	50,900,000	THB	1,235,496
[i]Thailand Treasury Bill, 3/09/06	Thailand	14,100,000	THB	341,717
[i]Thailand Treasury Bill, 6/08/06	Thailand	43,500,000	THB	1,047,764
[i]Thailand Treasury Bill, 7/27/06	Thailand	11,300,000	THB	268,859
[i]Thailand Treasury Bill, 9/07/06	Thailand	11,000,000	THB	260,809
[i]Thailand Treasury Bill, 10/05/06	Thailand	98,750,000	THB	2,341,837
[i]Thailand Treasury Bill, 10/12/06	Thailand	164,600,000	THB	3,885,675

Total Foreign Government Securities (Cost $16,901,436)				16,821,452

Total Investments before Money Fund (Cost $746,807,725)				751,724,670

FSI-20

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2005 (continued)

Franklin Strategic Income Securities Fund	Country	Shares	Value
Short Term Investments (cont.)
Money Fund (Cost $12,117,811) 1.6%
[j]Franklin Institutional Fiduciary Trust Money Market Portfolio	United States	12,117,811	$12,117,811

Total Short Term Investments (Cost $29,019,247)			28,939,263

Total Investments (Cost $758,925,536) 100.5%			763,842,481
Net Unrealized Gain on Forward Exchange Contracts			30,113
Other Assets, less Liabilities (0.5)%			(4,006,637)

Net Assets 100.0%			$759,865,957

Currency Abbreviations:

AUD - Australian Dollar

CAD - Canadian Dollar

EGP - Egyptian Pound

EUR - Euro

IDR - Indonesian Rupiah

ISK - Iceland Krona

KRW - South Korean Won

MYR - Malaysian Ringgit

NOK - Norwegian Krone

NZD - New Zealand Dollar

PEN - Peruvian Nuevo Sol

PLN - Polish Zloty

SEK - Swedish Krona

SGD - Singapore Dollar

SKK - Slovak Koruna

THB - Thai Baht

Selected Portfolio Abbreviations

FHLMC - Federal Home Loan Mortgage Corporation

FNMA - Federal National Mortgage Association

FRN - Floating Rate Note

GNMA - Government National Mortgage Association

SF - Single Family

aSee Note 1(f) regarding senior floating rate interests.

bThe coupon rate shown represents the rate at period end.

cSee Note 1(c) regarding securities purchased on a when-issued, delayed delivery or to-be-announced basis.

dThe principal amount is stated in U.S. dollars unless otherwise indicated.

eSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under the guidelines approved by the Trust’s Board of Trustees. At December 31, 2005, the value of these securities was $62,809,106, representing 8.27% of net assets.

fSee Note 9 regarding defaulted securities.

gSee Note 11 regarding other considerations.

hThe principal amount is stated in original face, and scheduled paydowns are reflected in the market price on ex-date.

iA portion or all of the security is traded on a discount basis with no stated coupon rate.

jSee Note 7 regarding investments in Franklin Institutional Fiduciary Trust Money Market Portfolio.

See notes to financial statements.

FSI-21

Franklin Templeton Variable Insurance Products Trust

Financial Statements

Statement of Assets and Liabilities

December 31, 2005

Franklin Strategic Income Securities Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$746,807,725
Cost - Sweep Money Fund (Note 7)	12,117,811

Total cost of investments	$758,925,536

Value - Unaffiliated issuers	$751,724,670
Value - Sweep Money Fund (Note 7)	12,117,811

Total value of investments	763,842,481
Cash	320,471
Foreign currency, at value (cost $224,606)	199,872
Receivables:
Investment securities sold	7,542,629
Capital shares sold	682,456
Dividends and interest	11,227,990
Unrealized gain on forward exchange contracts (Note 8)	30,113
Unrealized gain on unfunded commitments (Note 10)	2,175

Total assets	783,848,187

Liabilities:
Payables:
Investment securities purchased	23,440,312
Capital shares redeemed	590
Affiliates	382,885
Accrued expenses and other liabilities	158,443

Total liabilities	23,982,230

Net assets, at value	$759,865,957

Net assets consist of:
Paid-in capital	$713,348,444
Undistributed net investment income	36,429,050
Net unrealized appreciation (depreciation)	4,887,947
Accumulated net realized gain (loss)	5,200,516

Net assets, at value	$759,865,957

Class 1:
Net assets, at value	$740,352,376

Shares outstanding	59,568,373

Net asset value and offering price per share	$12.43

Class 2:
Net assets, at value	$19,513,581

Shares outstanding	1,590,626

Net asset value and offering price per share	$12.27

See notes to financial statements.

FSI-22

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Operations

for the year ended December 31, 2005

Franklin Strategic Income Securities Fund
Investment income:
Dividends:
Unaffiliated issuers	$422,817
Sweep Money Fund (Note 7)	242,447
Interest	38,834,640

Total investment income	39,499,904

Expenses:
Management fees (Note 3a)	2,655,999
Administrative fees (Note 3b)	1,344,624
Distribution fees - Class 2 (Note 3c)	30,105
Unaffiliated transfer agent fees	3,805
Custodian fees (Note 4)	227,561
Reports to shareholders	149,658
Professional fees	24,873
Trustees’ fees and expenses	3,465
Other	32,070

Total expenses	4,472,160
Expense reductions (Note 4)	(4,211)

Net expenses	4,467,949

Net investment income	35,031,955

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	11,986,098
Foreign currency transactions	(87,820)

Net realized gain (loss)	11,898,278

Net change in unrealized appreciation (depreciation) on:
Investments	(34,156,991)
Translation of assets and liabilities denominated in foreign currencies	(223,367)

Net change in unrealized appreciation (depreciation)	(34,380,358)

Net realized and unrealized gain (loss)	(22,482,080)

Net increase (decrease) in net assets resulting from operations	$12,549,875

See notes to financial statements.

FSI-23

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statements of Changes in Net Assets

	Franklin Strategic Income Securities Fund
	Year Ended December 31,
	2005	2004

Increase (decrease) in net assets:
Operations:
Net investment income	$35,031,955	$25,414,663
Net realized gain (loss) from investments and foreign currency transactions	11,898,278	7,299,444
Net change in unrealized appreciation (depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	(34,380,358)	14,971,004

Net increase (decrease) in net assets resulting from operations	12,549,875	47,685,111
Distributions to shareholders from:
Net investment income:
Class 1	(30,614,473)	(14,618,436)
Class 2	(296,661)	(104,257)
Net realized gains:
Class 1	(5,032,795)	(589,602)
Class 2	(50,111)	(4,270)

Total distributions to shareholders	(35,994,040)	(15,316,565)
Capital share transactions: (Note 2)
Class 1	192,650,584	178,968,891
Class 2	14,935,669	2,598,363

Total capital share transactions	207,586,253	181,567,254
Net increase (decrease) in net assets	184,142,088	213,935,800
Net assets:
Beginning of year	575,723,869	361,788,069

End of year	$759,865,957	$575,723,869

Undistributed net investment income included in net assets:
End of year	$36,429,050	$25,793,329

See notes to financial statements.

FSI-24

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements

Franklin Strategic Income Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of twenty-two separate series. The Franklin Strategic Income Securities Fund (the Fund) included in this report is non-diversified. The financial statements of the remaining funds in the series are presented separately. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. As of December 31, 2005, 97.38% of the Fund’s shares were sold through one insurance company.

The following summarizes the Fund’s significant accounting policies.

a. Security Valuation

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Investments in open-end mutual funds are valued at the closing net asset value.

Corporate debt securities, government securities, mortgage pass-through securities, other mortgage-backed securities, collateralized mortgage obligations and asset-backed securities generally trade in the over-the-counter market rather than on a securities exchange. The Trust may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Trust’s pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

Senior secured corporate loans with floating or variable interest rates generally trade in the over-the-counter market rather than on a securities exchange. The Trust may utilize independent pricing services, quotations from loan dealers and other financial institutions, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Trust’s pricing services use independent market quotations from loan dealers or financial institutions and may incorporate valuation methodologies that consider multiple bond characteristics such as dealer quotes, issuer type, coupon, maturity, weighted average maturity, interest rate spreads and yield curves, cash flow and credit risk/quality analysis to determine current value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust’s Board of Trustees.

FSI-25

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Strategic Income Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust’s Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Securities Purchased on a When-Issued, Delayed Delivery, or TBA Basis

The Fund may purchase securities on a when-issued, delayed delivery, or to-be-announced (TBA) basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

d. Foreign Currency Contracts

The Fund may enter into forward exchange contracts to hedge against fluctuations in foreign exchange rates. A forward exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. These contracts are valued daily by the Fund and the net unrealized gain or loss on the contracts, as measured by the difference between the contractual forward foreign exchange rates and the forward rates at the reporting date, is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.

e. Mortgage Dollar Rolls

The Fund enters into mortgage dollar rolls, typically on a TBA basis. Dollar rolls are agreements between the Fund and a financial institution to simultaneously sell and repurchase mortgage-backed securities at a future date. Gains or losses are realized at the time of the sale and the difference between the repurchase price and sale price is recorded as an unrealized gain to the Fund. The risks of mortgage dollar roll transactions include the potential inability of the counterparty to fulfill its obligations.

FSI-26

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Strategic Income Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

f. Senior Floating Rate Interests

Senior secured corporate loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity.

Senior secured corporate loans in which the Fund invests are generally readily marketable, but may be subject to some restrictions on resale.

g. Income Taxes

No provision has been made for U.S. income taxes because the Fund’s policy is to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

h. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Facility fees are recognized as income over the expected term of the loan. Dividend income is recorded on the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Such distributions are reinvested in additional shares of the Fund. Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with generally accepted accounting principles. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

i. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

j. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

FSI-27

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Strategic Income Securities Fund

2. SHARES OF BENEFICIAL INTEREST

The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

At December 31, 2005, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2005		2004
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	13,275,130	$167,268,259	13,655,449	$168,180,688
Shares issued in reinvestment of distributions	2,924,304	35,647,268	1,305,411	15,208,038
Shares redeemed	(825,137)	(10,264,943)	(365,831)	(4,419,835)

Net increase (decrease)	15,374,297	$192,650,584	14,595,029	$178,968,891

Class 2 Shares:
Shares sold	1,276,128	$15,551,773	271,535	$3,332,844
Shares issued in reinvestment of distributions	28,778	346,772	9,404	108,527
Shares redeemed	(78,763)	(962,876)	(69,205)	(843,008)

Net increase (decrease)	1,226,143	$14,935,669	211,734	$2,598,363

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.425%	Up to and including $500 million
0.325%	Over $500 million, up to and including $1 billion
0.280%	Over $1 billion, up to and including $1.5 billion
0.235%	Over $1.5 billion, up to and including $6.5 billion
0.215%	Over $6.5 billion, up to and including $11.5 billion
0.200%	Over $11.5 billion, up to and including $16.5 billion
0.190%	Over $16.5 billion, up to and including $19 billion
0.180%	Over $19 billion, up to and including $21.5 billion
0.170%	In excess of $21.5 billion

b. Administrative Fees

The Fund pays an administrative fee to FT Services of .20% per year of the Fund’s average daily net assets.

FSI-28

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Strategic Income Securities Fund

3. TRANSACTIONS WITH AFFILIATES (continued)

c. Distribution Fees

The Fund’s Board of Trustees has adopted distribution plans for Class 2 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets. The Board of Trustees, however, has set the current rate at 0.25% per year.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2005, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

The tax character of distributions paid during the years ended December 31, 2005 and 2004, was as follows:

	2005	2004
Distributions paid from:
Ordinary income	$33,879,593	$15,056,746
Long term capital gains	2,114,447	259,819

	$35,994,040	$15,316,565

At December 31, 2005, the cost of investments, net unrealized appreciation (depreciation) undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments	$762,340,173

Unrealized appreciation	$16,838,098
Unrealized depreciation	(15,335,790)

Net unrealized appreciation (depreciation)	$1,502,308

Undistributed ordinary income	$41,596,157
Undistributed long term capital gains	3,557,628

Distributable earnings	$45,153,785

Net investment income (loss) differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities, foreign currency transactions, mortgage dollar rolls, paydown losses, and bond discounts and premiums.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, mortgage dollar rolls, paydown losses, and bond discounts and premiums.

FSI-29

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Strategic Income Securities Fund

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2005, aggregated $466,404,799 and $264,605,180, respectively.

7. INVESTMENTS IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund), an open-end investment company managed by Advisers. Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

8. FORWARD EXCHANGE CONTRACTS

At December 31, 2005, the Fund had an outstanding forward exchange contract as set out below.

Contract to Buy		Contract Amount[a]		Settlement Date	Unrealized Gain (Loss)
30,500,000	Thailand Baht	NZD $	1,068,956	12/06/06	$30,113

	Unrealized gain on forward exchange contract				$30,113

a In US Dollar unless otherwise indicated.

Currency Abbreviation:

NZD - New Zealand Dollar

9. CREDIT RISK AND DEFAULTED SECURITIES

The Fund has 49.37% of its portfolio invested in below investment grade and comparable quality unrated high yield securities, which tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

The Fund held defaulted securities and/or other securities for which the income has been deemed uncollectible. At December 31, 2005, the value of these securities was $3,553,000, representing 0.47% of the Fund’s net assets. The Fund discontinues accruing income on securities for which income has been deemed uncollectible and provides an estimate for losses on interest receivable. The securities have been identified on the accompanying Statement of Investments.

10. UNFUNDED LOAN COMMITMENTS

The Fund may enter into certain credit agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrowers’ discretion.

At December 31, 2005, unfunded commitments were as follows:

Borrower	Unfunded Commitment
Hawaiian Telecom Communications Inc, Term Loan A	$370,000
Eastman Kodak Co., Term Loan B2, Delay Draw	761,765
Hertz Corp., Delay Draw	325,555

$1,457,320

FSI-30

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Strategic Income Securities Fund

10. UNFUNDED LOAN COMMITMENTS (continued)

Unfunded loan commitments are marked to market daily and any unrealized gain or loss is included in the Statement of Assets and Liabilities and Statement of Operations.

11. OTHER CONSIDERATIONS

Directors or employees of Advisers, as the Fund’s Investment Manager, may serve as members of various bondholders’ steering committees, on credit committees, or may represent the Funds in certain corporate restructuring negotiations. At January 6, 2006, such individuals serve in one or more of these capacities for Calpine Corp. As a result of this involvement, such individuals may be in possession of certain material non-public information. If the Fund’s Investment Manager, while in possession of such information, seeks to sell any of its holdings in these securities it will comply with all applicable federal securities laws.

12. REGULATORY MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares, Franklin Resources, Inc. and certain of its subsidiaries (collectively, the “Company”), entered into settlements with certain of those regulators.

Specifically, the Company entered into settlements with the Securities and Exchange Commission (“SEC”) concerning market timing (the “August 2, 2004 SEC Order”) and marketing support payments to securities dealers who sell fund shares (the “December 13, 2004 SEC Order”) and with the California Attorney General’s Office (“CAGO”) concerning marketing support payments to securities dealers who sell fund shares (the “CAGO Settlement”). Under the terms of the settlements with the SEC and the CAGO, the Company retained an Independent Distribution Consultant (“IDC”) to develop a plan for distribution of the respective settlement monies. The CAGO approved the distribution plan under the CAGO Settlement and, in accordance with the terms and conditions of that settlement, the monies were disbursed to the relevant funds. The SEC has not yet approved the distribution plan pertaining to the December 13, 2004 SEC Order. When approved, disbursements of settlement monies will be made promptly to the relevant funds, in accordance with the terms and conditions of that order. The IDC continues to develop the plan of distribution under the August 2, 2004 SEC Order that resolved the SEC’s market timing investigation.

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, directors, and/or employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.) relating to the industry practices referenced above, as well as to allegedly excessive advisory fees, commissions, and/or 12b-1 fees. The lawsuits were filed in different courts throughout the country. Many of those suits are now pending in a multi-district litigation in the United States District Court for the District of Maryland.

The Company and fund management strongly believe that the claims made in each of the private lawsuits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Trust, it is committed to making the Trust or their shareholders whole, as appropriate.

FSI-31

Franklin Templeton Variable Insurance Products Trust

Franklin Strategic Income Securities Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Strategic Income Securities Fund (one of the funds constituting Franklin Templeton Variable Insurance Products Trust, hereafter referred to as the “Fund”) at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005, by correspondence with the custodian, brokers, and agent banks, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 10, 2006

FSI-32

Franklin Templeton Variable Insurance Products Trust

Tax Designation (unaudited)

Franklin Strategic Income Securities Fund

Under Section 852(b)(3)(C) of the Internal Revenue Code, the Fund designates the maximum amount allowable but no less than $3,558,278 as a capital gain dividend for the fiscal year ended December 31, 2005.

FSI-33

FRANKLIN U.S. GOVERNMENT FUND

We are pleased to bring you Franklin U.S. Government Fund’s annual report for the fiscal year ended December 31, 2005.

Performance Summary as of 12/31/05

Average annual total return of Class 1 shares represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/05

	1-Year	5-Year	10-Year
Average Annual Total Return	+2.65%	+5.26%	+5.70%

Total Return Index Comparison

for Hypothetical $10,000 Investment (1/1/96–12/31/05)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance is compared to the performance of the Lehman Brothers (LB) U.S. Government: Intermediate Index and the Lipper VIP General U.S. Government Funds Classification Average, as well as the Consumer Price Index (CPI). One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

*Sources: Standard & Poor’s Micropal; Lipper Inc. Please see Index Descriptions following the Fund Summaries.

Franklin U.S. Government Fund – Class 1

Performance reflects the Fund’s Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares.

Current performance may differ from figures shown.

FUS-1

Fund Goal and Main Investments: Franklin U.S. Government Fund seeks income. The Fund normally invests at least 80% of its net assets in U.S. government securities, primarily fixed and variable rate mortgage-backed securities, a substantial portion of which are Ginnie Maes.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. Compared with its benchmarks for the same period, the Fund outperformed the LB U.S. Government: Intermediate Index’s +1.68% return and the Lipper VIP General U.S. Government Funds Classification Average’s +2.32% return.1

Economic and Market Overview

The economy continued to grow at a healthy pace during the year under review. Over the reporting period, nonfarm payroll data, as well as other indexes, showed growing employment. This along with other factors helped consumer spending increase 6.25% (not adjusted for inflation) in December 2005 compared with the same month a year earlier, which supported U.S. economic growth.2

Business spending also rose during the reporting period, contributing to economic growth. Historically low interest rates continued to allow many companies easy access to capital, and ample cash also helped some companies to support their spending plans.

Oil prices increased substantially during the period amid concerns about potential long-term supply limitations in the face of expected strong growth in global demand, especially from China and India. Despite high commodity prices, inflation remained relatively contained for the 12 months ended December 31, 2005, as measured by the 2.2% rise for the core Consumer Price Index (CPI), which was the same as the core CPI’s 10-year average.3 The Federal Reserve Board (Fed) noted some economic effects due to the recent hurricanes. However, acknowledging the economy’s strength as well as potential inflationary pressure from high energy prices, the Fed raised the federal funds target rate to 4.25% from 2.25% during the 12-month period.

1. Sources: Standard & Poor’s Micropal; Lipper Inc. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

2. Source: Bureau of Economic Analysis.

3. Source: Bureau of Labor Statistics. Core CPI excludes food and energy costs.

Fund Risks: Interest rate movements and mortgage prepayment rates may impact the Fund’s share price and yield. Thus, as the prices of bonds in the Fund’s portfolio adjust to a rise in interest rates, the Fund’s share price may decline. U.S. government securities owned by the Fund, but not shares of the Fund, are guaranteed by the U.S. government, its agencies or instrumentalities as to the timely payment of principal and interest. The Fund’s yield and share price are not guaranteed and will fluctuate with market conditions. The Fund’s prospectus also includes a description of the main investment risks.

FUS-2

The 10-year Treasury note fluctuated considerably over the past year, but overall its yield rose from 4.24% at the beginning of the period to 4.39% on December 31, 2005. Although core inflationary pressures appeared relatively well contained, the U.S. economy’s resilience caused some concern about future pricing pressures. Some market participants also pointed to the upcoming change in the Fed chairman as another possible catalyst for the 10-year Treasury’s rise, as there is some market perception that Ben Bernanke, the next Fed chairman, may tolerate higher inflation risk. However, Mr. Bernanke is reported to share many of retiring chairman Alan Greenspan’s economic philosophies. Furthermore, it is likely to take some time before his approach to dealing with inflation is apparent.

Investment Strategy

We seek to buy, and hold, high-quality income securities. Using this straightforward approach, we seek to produce current income with a high degree of credit safety from a conservatively managed portfolio of U.S. government securities. Analyzing securities using proprietary and nonproprietary research, we seek to identify attractive investment opportunities.

Manager’s Discussion

Based on our research, we believe mortgage-backed securities and agency securities offer attractive risk-adjusted returns. In the mortgage-backed securities sector, we used our research to uncover areas of the markets where we thought mortgage risk may have offered value, and we looked at instruments across the coupon spectrum. In the agency arena, we maintained our positions because we believed they were attractive core holdings, based on our strategy. The income premium provided by these debentures can help the sector achieve strong risk-adjusted returns across cycles.

Thank you for your participation in Franklin U.S. Government Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2005, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the adviser makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments.

FUS-3

Fund Expenses

As an investor in a variable insurance contract (“Contract”) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, redemption fees, surrender fees, transfer fees and premium taxes.

•	Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table below are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract level. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table below provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 × $7.50 = $64.50.

Franklin U.S. Government Fund – Class 1

FUS-4

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 1	Beginning Account Value 7/1/05	Ending Account Value 12/31/05	Fund-Level Expenses Incurred During Period* 7/1/05-12/31/05
Actual	$1,000	$1,006.30	$2.58
Hypothetical (5% return before expenses)	$1,000	$1,022.63	$2.60

*Expenses are equal to the annualized expense ratio for the Fund’s Class 1 shares (0.51%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

FUS-5

Franklin Templeton Variable Insurance Products Trust

Financial Highlights

Franklin U.S. Government Fund

	Year Ended December 31,
Class 1	2005	2004	2003	2002	2001
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$12.99	$13.22	$13.61	$13.16	$13.16

Income from investment operations:
Net investment income[a]	0.54	0.51	0.51	0.71	0.80	[d]
Net realized and unrealized gains (losses)	(0.20)	(0.05)	(0.18)	0.57	0.17	[d]

Total from investment operations	0.34	0.46	0.33	1.28	0.97

Less distributions from net investment income	(0.58)	(0.69)	(0.72)	(0.83)	(0.97)

Net asset value, end of year	$12.75	$12.99	$13.22	$13.61	$13.16

Total return[b]	2.65%	3.71%	2.43%	10.08%	7.62%
Ratios/supplemental data
Net assets, end of year (000’s)	$217,165	$259,833	$311,864	$382,663	$392,453
Ratios to average net assets:
Expenses	0.52%	0.54%	0.53%	0.54%	0.53%
Net investment income	4.18%	3.90%	3.79%	5.34%	6.06%	[d]
Portfolio turnover rate	21.46%	75.93%	72.09%	86.86%	35.94%
Portfolio turnover rate excluding mortgage dollar rolls[c]	15.62%	33.63%	23.26%	38.47%	29.09%

aBased on average daily shares outstanding.

bTotal return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

cSee Note 1(c) regarding mortgage dollar rolls.

dEffective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide of Investment Companies and began recording all paydown gains and losses as part of investment income, as required. The effect of this change was as follows:

Net investment income per share	$0.016
Net realized and unrealized gains per share	(0.016)
Ratio of net investment income to average net assets	0.12%

See notes to financial statements.

FUS-6

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Franklin U.S. Government Fund (continued)

	Year Ended December 31,
Class 2	2005	2004	2003	2002	2001
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$12.84	$13.08	$13.49	$13.08	$13.11

Income from investment operations:
Net investment income[a]	0.50	0.47	0.46	0.66	0.75	[d]
Net realized and unrealized gains (losses)	(0.20)	(0.04)	(0.16)	0.57	0.18	[d]

Total from investment operations	0.30	0.43	0.30	1.23	0.93

Less distributions from net investment income	(0.55)	(0.67)	(0.71)	(0.82)	(0.96)

Net asset value, end of year	$12.59	$12.84	$13.08	$13.49	$13.08

Total return[b]	2.40%	3.48%	2.21%	9.77%	7.37%
Ratios/supplemental data
Net assets, end of year (000’s)	$379,662	$332,373	$240,047	$136,875	$23,356
Ratios to average net assets:
Expenses	0.77%	0.79%	0.78%	0.79%	0.78%
Net investment income	3.93%	3.65%	3.54%	5.09%	5.69%	[d]
Portfolio turnover rate	21.46%	75.93%	72.09%	86.86%	35.94%
Portfolio turnover rate excluding mortgage dollar rolls[c]	15.62%	33.63%	23.26%	38.47%	29.09%

aBased on average daily shares outstanding.

bTotal return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

cSee Note 1(c) regarding mortgage dollar rolls.

dEffective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide of Investment Companies and began recording all paydown gains and losses as part of investment income, as required. The effect of this change was as follows:

Net investment income per share	$0.016
Net realized and unrealized gains per share	(0.016)
Ratio of net investment income to average net assets	0.12%

See notes to financial statements.

FUS-7

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2005

Franklin U.S. Government Fund	Principal Amount	Value
Long Term Investments 84.7%
Mortgage-Backed Securities 63.2%
[a]Federal Home Loan Mortgage Corp. (FHLMC) Adjustable Rate 0.1%
FHLMC, 5.124%, 6/01/22	$382,873	$392,533
FHLMC, 5.144%, 2/01/19	452,472	464,721

		857,254

Federal Home Loan Mortgage Corp. (FHLMC) Fixed Rate 9.8%
FHLMC Gold 15 Year, 6.50%, 6/01/08 - 7/01/08	258,253	263,731
FHLMC Gold 30 Year, 5.00%, 9/01/33 - 4/01/34	12,231,779	11,881,546
FHLMC Gold 30 Year, 5.50%, 7/01/33 - 1/01/35	6,174,028	6,128,578
FHLMC Gold 30 Year, 5.50%, 11/1/34	12,769,994	12,669,268
FHLMC Gold 30 Year, 6.00%, 1/01/24 - 8/01/34	13,096,210	13,249,555
FHLMC Gold 30 Year, 6.50%, 11/01/23 - 5/01/35	6,773,540	6,960,733
FHLMC Gold 30 Year, 7.00%, 4/01/24 - 10/01/32	2,478,485	2,585,245
FHLMC Gold 30 Year, 7.50%, 12/01/22 - 5/01/24	184,323	194,062
FHLMC Gold 30 Year, 8.00%, 7/01/21 - 5/01/22	92,795	99,259
FHLMC Gold 30 Year, 8.50%, 7/01/21 - 7/01/31	3,913,043	4,247,701
FHLMC PC 15 Year, 8.00%, 9/01/17	1,740	1,852
FHLMC PC 30 Year, 8.00%, 1/01/17 - 8/01/17	27,594	29,378
FHLMC PC 30 Year, 8.50%, 9/01/20	5,382	5,820

		58,316,728

[a]Federal National Mortgage Association (FNMA) Adjustable Rate 0.8%
FNMA, 5.142%, 2/01/19	383,850	391,384
FNMA, 5.333%, 1/01/18	2,402,816	2,444,255
FNMA, 5.473%, 3/01/20	273,304	283,077
FNMA, 5.603%, 9/01/18	833,164	852,042
FNMA, 5.677%, 7/01/19	658,427	662,560

		4,633,318

Federal National Mortgage Association (FNMA) Fixed Rate 10.0%
FNMA 15 Year, 5.50%, 6/01/16 - 11/01/17	2,810,325	2,830,795
FNMA 15 Year, 6.00%, 8/01/17 - 9/01/17	3,108,241	3,178,251
FNMA 15 Year, 8.00%, 8/01/19 - 6/01/20	84,954	91,005
FNMA 30 Year, 5.00%, 3/01/34 - 7/01/35	11,702,021	11,353,938
FNMA 30 Year, 5.50%, 12/01/32 - 8/01/35	23,090,008	22,907,957
FNMA 30 Year, 6.00%, 1/01/24 - 12/01/34	5,114,327	5,164,416
FNMA 30 Year, 6.50%, 1/01/24 - 8/01/32	4,942,897	5,094,106
FNMA 30 Year, 7.00%, 5/01/24 - 9/01/31	501,069	523,442
FNMA 30 Year, 7.50%, 4/01/23 - 8/01/25	257,684	270,734
FNMA 30 Year, 8.00%, 7/01/16 - 2/01/25	607,943	649,826
FNMA 30 Year, 8.50%, 10/01/19 - 8/01/21	28,139	30,522
FNMA 30 Year, 9.00%, 10/01/26	1,103,741	1,210,383
FNMA PL 30 Year, 5.50%, 4/1/34	6,460,732	6,385,237

		59,690,612

Government National Mortgage Association (GNMA) Fixed Rate 42.5%
GNMA I SF 30 Year, 5.00%, 7/15/33 - 8/15/34	23,549,221	23,278,990
GNMA I SF 30 Year, 5.50%, 11/15/28 - 9/15/34	47,044,473	47,417,677
GNMA I SF 30 Year, 5.50%, 6/15/33	6,072,170	6,121,794
GNMA I SF 30 Year, 6.00%, 11/15/23 - 3/15/34	15,021,793	15,406,771
GNMA I SF 30 Year, 6.50%, 5/15/23 - 8/15/34	16,966,621	17,751,005
GNMA I SF 30 Year, 7.00%, 3/15/22 - 1/15/32	5,621,266	5,912,448
GNMA I SF 30 Year, 7.25%, 11/15/25	46,815	49,099
GNMA I SF 30 Year, 7.50%, 2/15/17 - 3/15/32	2,804,761	2,963,493
GNMA I SF 30 Year, 8.00%, 2/15/17 - 6/15/24	1,313,726	1,406,645

FUS-8

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2005 (continued)

Franklin U.S. Government Fund	Principal Amount	Value
Long Term Investments (continued)
Mortgage-Backed Securities (continued)
Government National Mortgage Association (GNMA) Fixed Rate (continued)
GNMA I SF 30 Year, 8.25%, 4/15/25	$152,797	$165,764
GNMA I SF 30 Year, 8.50%, 6/15/22 - 12/15/24	303,941	331,262
GNMA I SF 30 Year, 9.00%, 4/15/16 - 7/15/20	173,976	189,183
GNMA I SF 30 Year, 9.50%, 7/15/16 - 6/15/21	465,227	513,056
GNMA I SF 30 Year, 10.00%, 10/15/17 - 8/15/21	344,383	384,975
GNMA II SF 30 Year, 5.00%, 9/20/33	17,209,437	16,942,793
GNMA II SF 30 Year, 5.00%, 10/20/33 - 11/20/33	7,275,018	7,162,601
GNMA II SF 30 Year, 5.00%, 8/20/35	10,725,275	10,551,016
GNMA II SF 30 Year, 5.50%, 5/20/34 - 6/20/35	10,491,127	10,539,085
GNMA II SF 30 Year, 5.50%, 6/20/34	6,259,584	6,288,903
GNMA II SF 30 Year, 5.50%, 11/20/34	6,115,319	6,143,963
GNMA II SF 30 Year, 5.50%, 12/20/34	15,369,545	15,441,535
GNMA II SF 30 Year, 5.50%, 2/20/35	8,939,409	8,981,313
GNMA II SF 30 Year, 6.00%, 11/20/23 - 11/20/34	12,010,361	12,280,370
GNMN II SF 30 Year, 6.00%, 6/20/34	8,186,549	8,368,452
GNMN II SF 30 Year, 6.00%, 9/20/34	11,927,136	12,191,648
GNMA II SF 30 Year, 6.50%, 12/20/27 - 4/20/34	6,705,574	6,961,544
GNMA II SF 30 Year, 7.00%, 8/20/29 - 11/20/32	8,098,428	8,449,792
GNMA II SF 30 Year, 7.50%, 11/20/16 - 5/20/33	1,129,237	1,187,283
GNMA II SF 30 Year, 8.00%, 7/20/16 - 8/20/26	88,994	94,816
GNMA II SF 30 Year, 9.50%, 4/20/25	22,504	24,947

		253,502,223

Total Mortgage-Backed Securities (Cost $378,669,028)		377,000,135

U.S. Government and Agency Securities 21.5%
FFCB,
4.45%, 8/27/10	15,000,000	14,820,855
4.50%, 7/09/07	10,000,000	9,967,550
FHLB,
2.25%, 5/15/06	25,000,000	24,789,150
[a]2.625%, 5/15/07	15,000,000	14,585,865
[a]4.875%, 5/15/07	5,000,000	5,007,720
FICO, Strip,
Series 15, zero cpn., 3/07/16	15,000,000	9,170,370
Series 16, zero cpn., 10/05/10	4,745,000	3,828,888
HUD, 96-A,
7.63%, 8/01/14	4,980,000	4,985,050
7.66%, 8/01/15	5,000,000	5,005,145
SBA,
6.00%, 9/01/18	4,406,884	4,535,588
6.35%, 6/25/19	691,890	703,994
6.45%, 12/01/15	1,350,518	1,393,095
[a]6.625%, 3/25/18	880,235	906,180
6.70%, 12/01/16	1,589,740	1,652,138
6.85%, 7/01/17	1,726,588	1,799,863
Tennessee Valley Authority,
Strip, zero cpn., 4/15/42	6,000,000	4,666,014
5.88%, 4/01/36	10,000,000	11,403,380
U.S. Treasury Note,
3.75%, 5/15/08	1,000,000	986,094
4.75%, 5/15/14	8,000,000	8,197,192

Total U.S. Government and Agency Securities (Cost $125,039,672)		128,404,131

Total Long Term Investments (Cost $503,708,700)		505,404,266

FUS-9

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2005 (continued)

Franklin U.S. Government Fund	Principal Amount	Value
Short Term Investment (Cost $88,695,569) 14.8%
Repurchase Agreement
[b]Joint Repurchase Agreement, 3.999%, 1/03/06, (Maturity Value $88,734,979)	$88,695,569	$88,695,569

ABN AMRO Bank, N.V., New York Branch (Maturity Value $8,175,154)

Banc of America Securities LLC (Maturity Value $8,352,623)

Barclays Capital Inc. (Maturity Value $8,352,623)

Bear, Stearns & Co. Inc. (Maturity Value $7,109,447)

BNP Paribas Securities Corp. (Maturity Value $8,352,623)

Deutsche Bank Securities Inc. (Maturity Value $3,555,611)

Goldman, Sachs & Co. (Maturity Value $6,042,852)

Greenwich Capital Markets Inc. (Maturity Value $8,352,623)

Lehman Brothers Inc. (Maturity Value $5,561,021)

Merrill Lynch Government Securities Inc. (Maturity Value $8,352,624)

Morgan Stanley & Co. Inc. (Maturity Value $8,175,154)

UBS Securities LLC (Maturity Value $8,352,624)

Collateralized by U.S. Government Agency Securities, 1.875 - 7.25%, 2/15/06 - 11/15/10; [c]U.S. Government Agency Discount Notes, 1/09/06 - 1/27/06; and U.S. Treasury Notes, 2.375 - 5.75%, 8/15/06 - 8/15/10

Total Investments (Cost $592,404,269) 99.5%		594,099,835
Other Assets, less Liabilities 0.5%		2,726,412

Net Assets 100.0%		$596,826,247

Selected Portfolio Abbreviations

FFCB - Federal Farm Credit Bank

FHLB - Federal Home Loan Bank

FICO - Financing Corporation

HUD - Housing and Urban Development

PC - Participation Certificate

PL - Project Loan

SBA - Small Business Administration

SF - Single Family

aThe coupon rate shown represents the rate at period end.

bSee Note 1(b) regarding joint repurchase agreement.

cSecurity is traded on a discount basis with no stated coupon rate.

See notes to financial statements.

FUS-10

Franklin Templeton Variable Insurance Products Trust

Financial Statements

Statement of Assets and Liabilities

December 31, 2005

Franklin U.S. Government Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$503,708,700
Cost - Repurchase agreements	88,695,569

Total cost of investments	$592,404,269

Value - Unaffiliated issuers	$505,404,266
Value - Repurchase agreements	88,695,569

Total value of investments	594,099,835
Receivables:
Investment securities sold	91,524
Capital shares sold	471,012
Interest	3,014,750

Total assets	597,677,121

Liabilities:
Payables:
Capital shares redeemed	352,129
Affiliates	404,387
Reports to shareholders	80,900
Accrued expenses and other liabilities	13,458

Total liabilities	850,874

Net assets, at value	$596,826,247

Net assets consist of:
Paid-in capital	$587,212,455
Undistributed net investment income	24,045,870
Net unrealized appreciation (depreciation)	1,695,566
Accumulated net realized gain (loss)	(16,127,644)

Net assets, at value	$596,826,247

Class 1:
Net assets, at value	$217,164,744

Shares outstanding	17,032,006

Net asset value and offering price per share	$12.75

Class 2:
Net assets, at value	$379,661,503

Shares outstanding	30,165,071

Net asset value and offering price per share	$12.59

See notes to financial statements.

FUS-11

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Operations

for the year ended December 31, 2005

Franklin U.S. Government Fund
Investment income:
Interest	$28,210,571

Expenses:
Management fees (Note 3a)	2,951,887
Distribution fees - Class 2 (Note 3c)	906,159
Unaffiliated transfer agent fees	4,225
Custodian fees (Note 4)	13,286
Reports to shareholders	101,645
Professional fees	22,196
Trustees’ fees and expenses	3,313
Other	21,474

Total expenses	4,024,185

Expense reductions (Note 4)	(896)

Net expenses	4,023,289

Net investment income	24,187,282

Realized and unrealized gains (losses):
Net realized gain (loss) from investments	894,892
Net change in unrealized appreciation (depreciation) on investments	(10,377,707)

Net realized and unrealized gain (loss)	(9,482,815)

Net increase (decrease) in net assets resulting from operations	$14,704,467

See notes to financial statements.

FUS-12

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statements of Changes in Net Assets

	Franklin U.S. Government Fund
	Year Ended December 31,
	2005	2004

Increase (decrease) in net assets:
Operations:
Net investment income	$24,187,282	$21,177,724
Net realized gain (loss) from investments	894,892	1,888,065
Net change in unrealized appreciation (depreciation) on investments	(10,377,707)	(3,219,589)

Net increase (decrease) in net assets resulting from operations	14,704,467	19,846,200
Distributions to shareholders from:
Net investment income:
Class 1	(10,493,994)	(14,507,038)
Class 2	(15,679,890)	(13,738,794)

Total distributions to shareholders	(26,173,884)	(28,245,832)
Capital share transactions: (Note 2)
Class 1	(38,280,418)	(47,652,579)
Class 2	54,370,363	96,329,567

Total capital share transactions	16,089,945	48,676,988

Net increase (decrease) in net assets	4,620,528	40,277,356
Net assets:
Beginning of year	592,205,719	551,928,363

End of year	$596,826,247	$592,205,719

Undistributed net investment income included in net assets:
End of year	$24,045,870	$23,168,032

See notes to financial statements.

FUS-13

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements

Franklin U.S. Government Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of twenty-two separate series. The Franklin U.S. Government Fund (the Fund) included in this report is diversified. The financial statements of the remaining funds in the series are presented separately. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. As of December 31, 2005, 88.56% of the Fund’s shares were sold through one insurance company.

The following summarizes the Fund’s significant accounting policies.

a. Security Valuation

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market.

Government securities, mortgage pass-through securities, other mortgage-backed securities, collateralized mortgage obligations and asset-backed securities generally trade in the over-the-counter market rather than on a securities exchange. The Trust may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Trust’s pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust’s Board of Trustees.

b. Joint Repurchase Agreement

The Fund may enter into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account with other funds managed by the investment manager or an affiliate of the investment manager and is used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund’s custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. Repurchase agreements are valued at cost. At December 31, 2005, all repurchase agreements held by the Fund had been entered into on December 30, 2005.

FUS-14

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin U.S. Government Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

c. Mortgage Dollar Rolls

The Fund enters into mortgage dollar rolls, typically on a to-be-announced basis. Dollar rolls are agreements between the Fund and a financial institution to simultaneously sell and repurchase mortgage-backed securities at a future date. Gains or losses are realized at the time of the sale and the difference between the repurchase price and sale price is recorded as an unrealized gain to the Fund. The risks of mortgage dollar roll transactions include the potential inability of the counterparty to fulfill its obligations.

d. Income Taxes

No provision has been made for U.S. income taxes because the Fund’s policy is to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

e. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Such distributions are reinvested in additional shares of the Fund. Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with generally accepted accounting principles. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

f. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

FUS-15

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin U.S. Government Fund

2. SHARES OF BENEFICIAL INTEREST

The Fund offers two classes of shares: Class 1, and Class 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

At December 31, 2005, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2005		2004
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	100,049	$1,272,449	265,352	$3,467,554
Shares issued in reinvestment of distributions	831,538	10,493,994	1,161,492	14,507,038
Shares redeemed	(3,896,374)	(50,046,861)	(5,017,887)	(65,627,171)

Net increase (decrease)	(2,964,787)	$(38,280,418)	(3,591,043)	$(47,652,579)

Class 2 Shares:
Shares sold	6,860,585	$87,163,974	8,471,419	$108,971,934
Shares issued in reinvestment of distributions	1,257,409	15,679,890	1,111,553	13,738,794
Shares redeemed	(3,840,094)	(48,473,501)	(2,048,963)	(26,381,161)

Net increase (decrease)	4,277,900	$54,370,363	7,534,009	$96,329,567

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
.625%	Up to and including $100 million
.500%	Over $100 million, up to and including $250 million
.450%	Over $250 million, up to and including $10 billion
.440%	Over $10 billion, up to and including $12.5 billion
.420%	Over $12.5 billion, up to and including $15 billion
.400%	In excess of $15 billion

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Fund.

FUS-16

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin U.S. Government Fund

3. TRANSACTIONS WITH AFFILIATES (continued)

c. Distribution Fees

The Fund’s Board of Trustees has adopted distribution plans for Class 2 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets. The Board of Trustees has set the current rate at 0.25% per year.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2005, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

At December 31, 2005, the Fund had tax basis capital losses which may be carried over to offset future capital gains, if any. At December 31, 2005, the capital loss carryforwards were as follows:

Capital loss carryforwards expiring in:
2008	$5,752,213
2011	4,558,723
2012	3,331,578
2013	2,102,640

$15,745,154

For tax purposes, realized capital losses occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At December 31, 2005, the Fund deferred realized capital losses of $381,588.

On December 31, 2005, the Franklin U.S. Government Fund had expired capital loss carryovers of $169,754, which were reclassified to paid-in capital.

The tax character of distributions paid during the years ended December 31, 2005 and 2004, was as follows:

	2005	2004
Distributions paid from ordinary income	$26,173,884	$28,245,832

At December 31, 2005, the cost of investments, net unrealized appreciation and undistributed ordinary income for income tax purposes were as follows:

Cost of investments	$593,440,184

Unrealized appreciation	$7,095,476
Unrealized depreciation	(6,435,825)

Net unrealized appreciation (depreciation)	$659,651

Distributable earnings - undistributed ordinary income	$25,080,888

FUS-17

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin U.S. Government Fund

5. INCOME TAXES (continued)

Net investment income differs for financial statements and tax purposes primarily due to differing treatments of mortgage dollar rolls, paydown losses, and bond discounts and premiums.

Net realized gains (losses) differ for financial statements and tax purposes primarily due to differing treatments of wash sales, mortgage dollar rolls, paydown losses, bond discounts and premiums.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2005, aggregated $118,910,870 and $166,984,229 respectively.

7. REGULATORY MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares, Franklin Resources, Inc. and certain of its subsidiaries (collectively, the “Company”), entered into settlements with certain of those regulators.

Specifically, the Company entered into settlements with the Securities and Exchange Commission (“SEC”) concerning market timing (the “August 2, 2004 SEC Order”) and marketing support payments to securities dealers who sell fund shares (the “December 13, 2004 SEC Order”) and with the California Attorney General’s Office (“CAGO”) concerning marketing support payments to securities dealers who sell fund shares (the “CAGO Settlement”). Under the terms of the settlements with the SEC and the CAGO, the Company retained an Independent Distribution Consultant (“IDC”) to develop a plan for distribution of the respective settlement monies. The CAGO approved the distribution plan under the CAGO Settlement and, in accordance with the terms and conditions of that settlement, the monies were disbursed to the relevant funds. The SEC has not yet approved the distribution plan pertaining to the December 13, 2004 SEC Order. When approved, disbursements of settlement monies will be made promptly to the relevant funds, in accordance with the terms and conditions of that order. The IDC continues to develop the plan of distribution under the August 2, 2004 SEC Order that resolved the SEC’s market timing investigation.

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, directors, and/or employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.) relating to the industry practices referenced above, as well as to allegedly excessive advisory fees, commissions, and/or 12b-1 fees. The lawsuits were filed in different courts throughout the country. Many of those suits are now pending in a multi-district litigation in the United States District Court for the District of Maryland.

The Company and fund management strongly believe that the claims made in each of the private lawsuits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Trust, it is committed to making the Trust or their shareholders whole, as appropriate.

FUS-18

Franklin Templeton Variable Insurance Products Trust

Franklin U.S. Government Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin U.S. Government Fund (one of the funds constituting Franklin Templeton Variable Insurance Products Trust, hereafter referred to as the “Fund”) at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005, by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 10, 2006

FUS-19

FRANKLIN ZERO COUPON FUND 2010

This annual report for Franklin Zero Coupon Fund 2010 covers the fiscal year ended December 31, 2005.

Performance Summary as of 12/31/05

Average annual total return of Class 1 shares represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/05

	1-Year	5-Year	10-Year
Average Annual Total Return	+1.54%	+6.92%	+6.57%

Total Return Index Comparison

for Hypothetical $10,000 Investment (1/1/96–12/31/05)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance is compared to the performance of the Merrill Lynch 5-Year and 2-Year Zero Coupon Bond Indexes, as well as the Consumer Price Index (CPI). One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

*Source: Standard & Poor’s Micropal. Please see Index Descriptions following the Fund Summaries.

Franklin Zero Coupon Fund 2010 – Class 1

Performance reflects the Fund’s Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares.

Current performance may differ from figures shown.

FZ10-1

Fund Goal and Main Investments: Franklin Zero Coupon Fund 2010 seeks as high an investment return as is consistent with capital preservation. The Fund normally invests at least 80% of its net assets in zero coupon debt securities, primarily to predominantly in U.S. Treasury issued stripped securities and stripped securities issued by the U.S. government, or its agencies and authorities.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. For comparison, the Fund’s benchmarks, the Merrill Lynch (ML) 5-Year Zero Coupon Bond Index and ML 2-Year Zero Coupon Bond Index, returned +1.43% and +1.17% for the same period.1

Economic and Market Overview

The economy continued to grow at a healthy pace during the year under review. Over the reporting period, nonfarm payroll data, as well as other indexes, showed growing employment. This along with other factors helped consumer spending increase 6.25% (not adjusted for inflation) in December 2005 compared with the same month a year earlier, which supported U.S. economic growth.2

Business spending also rose during the reporting period, contributing to economic growth. Historically low interest rates continued to allow many companies easy access to capital, and ample cash also helped some companies to support their spending plans.

Oil prices increased substantially during the period amid concerns about potential long-term supply limitations in the face of expected strong growth in global demand, especially from China and India. Despite high commodity prices, inflation remained relatively contained for the 12 months ended December 31, 2005, as measured by the 2.2% rise for the core CPI, which was the same as the core CPI’s 10-year average.3 The Federal Reserve Board (Fed) noted some economic effects due to the recent hurricanes. However, acknowledging the economy’s strength as well as potential inflationary pressure from high energy prices, the Fed raised the federal funds target rate to 4.25% from 2.25% during the 12-month period.

1. Source: Standard & Poor’s Micropal. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

2. Source: Bureau of Economic Analysis.

3. Source: Bureau of Labor Statistics. Core CPI excludes food and energy costs.

Fund Risks: Changes in interest rates affect the prices of the Fund’s debt securities. If interest rates rise, the value of the Fund’s debt securities will fall and so too will the Fund’s share price. Because zero coupon securities do not pay interest, their market value can fall more dramatically than interest-paying securities of similar maturities when interest rates rise. The Fund’s prospectus also includes a description of the main investment risks.

FZ10-2

The 10-year Treasury note fluctuated considerably over the past year, but overall its yield rose from 4.24% at the beginning of the period to 4.39% on December 31, 2005. Although core inflationary pressures appeared relatively well contained, the U.S. economy’s resilience caused some concern about future pricing pressures. Some market participants also pointed to the upcoming change in the Fed chairman as another possible catalyst for the 10-year Treasury’s rise, as there is some market perception that Ben Bernanke, the next Fed chairman, may tolerate higher inflation risk. However, Mr. Bernanke is reported to share many of retiring chairman Alan Greenspan’s economic philosophies. Furthermore, it is likely to take some time before his approach to dealing with inflation is apparent.

Investment Strategy

In selecting investments for the Fund, we seek to keep the Fund’s average duration to within 12 months of its maturity Target Date. Duration is a measure of the length of an investment, taking into account the timing and amount of any interest payments and the principal repayment. Duration is also a measure of a bond’s price sensitivity to interest rates. We analyze securities using both proprietary and nonproprietary research seeking to identify attractive investment opportunities.

Manager’s Discussion

During the period, we invested cash inflows into U.S. Treasury stripped securities, commonly called “strips.” During periods of stable or rising interest rates, such as that experienced during the reporting period, fixed income portfolios with longer durations tend to underperform those with shorter durations. This trend occurred in the reporting period and was reflected in Franklin Zero Coupon Fund 2010’s performance.

Thank you for your participation in Franklin Zero Coupon Fund 2010. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2005, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the adviser makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Portfolio Breakdown*

Franklin Zero Coupon Fund 2010

12/31/05

% of Total Net Assets

U.S. Government & Agency Securities	91.2%

Other Securities – AAA Rated	7.0%

Repurchase Agreements	1.9%

*Short-term investments and other net assets equal -0.1%

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments.

FZ10-3

Fund Expenses

As an investor in a variable insurance contract (“Contract”) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, redemption fees, surrender fees, transfer fees and premium taxes.

•	Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table below are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract level. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table below provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 × $7.50 = $64.50.

Franklin Zero Coupon Fund 2010 – Class 1

FZ10-4

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 1	Beginning Account Value 7/1/05	Ending Account Value 12/31/05	Fund-Level Expenses Incurred During Period* 7/1/05-12/31/05
Actual	$1,000	$988.90	$3.51
Hypothetical (5% return before expenses)	$1,000	$1,021.68	$3.57

*Expenses are equal to the annualized expense ratio for the Fund’s Class 1 shares (0.70%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

FZ10-5

Franklin Templeton Variable Insurance Products Trust

Financial Highlights

Franklin Zero Coupon Fund – 2010

	Year Ended December 31,
Class 1	2005	2004	2003	2002	2001
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$16.49	$16.55	$16.61	$15.33	$16.50

Income from investment operations:
Net investment income[a]	0.80	0.81	0.82	0.87	0.92
Net realized and unrealized gains (losses)	(0.54)	(0.08)	(0.20)	2.03	(0.06)

Total from investment operations	0.26	0.73	0.62	2.90	0.86

Less distributions from:
Net investment income	(0.72)	(0.79)	(0.68)	(0.95)	(1.21)
Net realized gains	(0.01)	—	—	(0.67)	(0.82)

Total distributions	(0.73)	(0.79)	(0.68)	(1.62)	(2.03)

Net asset value, end of year	$16.02	$16.49	$16.55	$16.61	$15.33

Total return[b]	1.54%	4.72%	3.59%	20.10%	5.62%
Ratios/supplemental data
Net assets, end of year (000’s)	$101,555	$78,978	$72,833	$68,489	$51,002
Ratios to average net assets:
Expenses	0.69%	0.68%	0.68%[c]	0.68%	0.68%
Net investment income	4.93%	4.91%	4.93%[c]	5.48%	5.73%
Portfolio turnover rate	—%	11.74%	38.37%	19.03%	23.68%

[a]	Based on average daily shares outstanding.
[b]	Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.
[c]	Expense and Net investment income ratios have been corrected. As of December 31, 2003, the Expense ratio and Net investment income ratio previously presented were 0.65% and 4.77%, respectively.

See notes to financial statements.

FZ10-6

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Franklin Zero Coupon Fund – 2010 (continued)

	Year Ended December 31,
Class 2	2005	2004	2003[c]
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$16.43	$16.52	$17.39

Income from investment operations:
Net investment income[a]	0.76	0.77	0.49
Net realized and unrealized gains (losses)	(0.54)	(0.08)	(0.68)

Total from investment operations	0.22	0.69	(0.19)

Less distributions from
Net investment income	(0.68)	(0.78)	(0.68)
Net realized gains	(0.01)	—	—

Total distributions	(0.69)	(0.78)	(0.68)

Net asset value, end of year	$15.96	$16.43	$16.52

Total return[b]	1.32%	4.45%	3.40%
Ratios/supplemental data
Net assets, end of year (000's)	$24,040	$14,251	$11,649
Ratios to average net assets:
Expenses	0.94%	0.93%	0.93% [d,e]
Net investment income	4.68%	4.66%	4.68% [d,e]
Portfolio turnover rate	0.00%	11.74%	38.37%

[a]	Based on average daily shares outstanding.
[b]	Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
[c]	For the period May 12, 2003 (effective date) to December 31, 2003.
[d]	Annualized
[e]	Expense and Net investment income ratios have been corrected. As of December 31, 2003, the Expense ratio and Net investment income ratio previously were 0.90% and 4.52%, respectively.

See notes to financial statements.

FZ10-7

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2005

Franklin Zero Coupon Fund - 2010	Principal Amount	Value
Long Term Investments 98.2%
U.S. Government and Agency Securities 91.2%
FHLMC, Strip, 7/15/10	$11,150,000	$9,074,160
FHLMC, Strip, 1/15/11	10,629,000	8,438,002
FICO, Strip, 19, 6/06/10	9,800,000	8,012,225
FICO, Strip, A, 8/08/10	7,000,000	5,684,623
FNMA, Strip, 8/12/09	1,975,000	1,671,186
FNMA, Strip, 8/01/10	8,250,000	6,568,064
FNMA, Strip, 8/12/10	1,230,000	998,408
REFCO, Strip, 10/15/10	10,000,000	8,166,510
Tennessee Valley Authority, Strip, 1/01/10	412,000	335,507
Tennessee Valley Authority, Strip, 4/15/10	12,000,000	9,846,300
Tennessee Valley Authority, Strip, 10/15/10	1,320,000	1,062,193
Tennessee Valley Authority, Strip, 1/15/11	10,669,000	8,455,940
Tennessee Valley Authority, Strip, 10/15/11	7,295,000	5,589,524
U.S. Treasury, Strip, 2/15/11	50,671,000	40,672,244

Total U.S. Government and Agency Securities (Cost $108,854,692)		114,574,886

Other Securities – AAA Rated 7.0%
International Bank for Reconstruction & Development, zero cpn., 2/15/11	1,392,000	1,089,165
International Bank for Reconstruction & Development, zero cpn., 2/15/12	2,800,000	2,084,597
International Bank for Reconstruction & Development, zero cpn., 2/15/13	3,287,000	2,322,275
International Bank for Reconstruction & Development, zero cpn., 8/15/13	4,100,000	2,820,542
International Bank for Reconstruction & Development, 2, zero cpn., 2/15/11	500,000	391,223

Total Other Securities – AAA Rated (Cost $7,779,398)		8,707,802

Total Long Term Investments (Cost $116,634,090)		123,282,688

Short Term Investment (Cost $2,417,066) 1.9%
Repurchase Agreement 1.9%
[a]Joint Repurchase Agreement, 3.999%, 1/03/06 (Maturity Value $2,418,140)	2,417,066	2,417,066
ABN AMRO Bank, N.V., New York Branch (Maturity Value $222,782)
Banc of America Securities LLC (Maturity Value $227,620)
Barclays Capital Inc. (Maturity Value $227,620)
Bear, Stearns & Co. Inc. (Maturity Value $193,741)
BNP Paribas Securities Corp. (Maturity Value $227,620)
Deutsche Bank Securities Inc. (Maturity Value $96,895)
Goldman, Sachs & Co. (Maturity Value $164,675)
Greenwich Capital Markets Inc. (Maturity Value $227,620)
Lehman Brothers Inc. (Maturity Value $151,545)
Merrill Lynch Government Securities Inc. (Maturity Value $227,620)
Morgan Stanley & Co. Inc. (Maturity Value $222,782)
UBS Securities LLC (Maturity Value $227,620)

Collateralized by U.S. Government Agency Securities, 1.875 - 7.25%, 2/15/06 - 11/15/10;

[b]U.S. Government Agency Discount Notes, 1/09/06 - 1/27/06; and U.S. Treasury Notes, 2.375 - 5.75%, 8/15/06 - 8/15/10

Total Investments (Cost $119,051,156) 100.1%		125,699,754
Other Assets, less Liabilities (0.1)%		(104,531)

Net Assets 100.0%		$125,595,223

Selected Portfolio Abbreviations

FHLMC	Federal Home Loan Mortgage Corporation
FICO	Financing Corporation
FNMA	Federal National Mortgage Association
REFCO	Resolution Funding Corp.

aSee Note 1(b) regarding joint repurchase agreement.

bA portion or all of the security is traded on a discount basis with no stated coupon rate.

See notes to financial statements.

FZ10-8

Franklin Templeton Variable Insurance Products Trust

Financial Statements

Statement of Assets and Liabilities

December 31, 2005

Franklin Zero Coupon Fund - 2010
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$116,634,090
Cost - Repurchase agreements	2,417,066

Total cost of investments	$119,051,156

Value - Unaffiliated issuers	$123,282,688
Value - Repurchase agreements	2,417,066

Total value of investments	125,699,754
Receivables for capital shares sold	165,848

Total assets	125,865,602

Liabilities:
Payables:
Capital shares redeemed	152,513
Affiliates	72,238
Reports to shareholders	44,242
Accrued expenses and other liabilities	1,386

Total liabilities	270,379

Net assets, at value	$125,595,223

Net assets consist of:
Paid-in capital	$114,194,406
Undistributed net investment income	4,812,531
Net unrealized appreciation (depreciation)	6,648,598
Accumulated net realized gain (loss)	(60,312)

Net assets, at value	$125,595,223

Class 1:
Net assets, at value	$101,554,804

Shares outstanding	6,339,403

Net asset value and offering price per share	$16.02

Class 2:
Net assets, at value	$24,040,419

Shares outstanding	1,506,745

Net asset value and offering price per share	$15.96

See notes to financial statements.

FZ10-9

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Operations

for the year ended December 31, 2005

Franklin Zero Coupon Fund - 2010
Investment income:
Interest	$5,943,610

Expenses:
Management fees (Note 3a)	652,016
Distribution fees - Class 2 (Note 3c)	47,839
Unaffiliated transfer agent fees	325
Custodian fees (Note 4)	2,356
Reports to shareholders	53,598
Professional fees	13,337
Trustees’ fees and expenses	553
Other	3,801

Total expenses	773,825

Net investment income	5,169,785

Realized and unrealized gains (losses):
Net realized gain (loss) from investments	—
Net change in unrealized appreciation (depreciation) on investments	(3,661,491)

Net realized and unrealized gain (loss)	(3,661,491)

Net increase (decrease) in net assets resulting from operations	$1,508,294

See notes to financial statements.

FZ10-10

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statements of Changes in Net Assets

	Franklin Zero Coupon Fund - 2010
	Year Ended December 31,
	2005	2004
Increase (decrease) in net assets:
Operations:
Net investment income	$5,169,785	$4,281,583
Net realized gain (loss) from investments	—	600,301
Net change in unrealized appreciation (depreciation) on investments	(3,661,491)	(834,509)

Net increase (decrease) in net assets resulting from operations	1,508,294	4,047,375

Distributions to shareholders from:
Net investment income:
Class 1	(3,666,847)	(3,530,602)
Class 2	(647,355)	(683,572)
Net realized gains:
Class 1	(58,497)	—
Class 2	(10,862)	—

Total distributions to shareholders	(4,383,561)	(4,214,174)

Capital share transactions: (Note 2)
Class 1	24,917,897	6,152,916
Class 2	10,322,883	2,761,404

Total capital share transactions	35,240,780	8,914,320

Net increase (decrease) in net assets	32,365,513	8,747,521
Net assets:
Beginning of year	93,229,710	84,482,189

End of year	$125,595,223	$93,229,710

Undistributed net investment income included in net assets:
End of year	$4,812,531	$3,957,547

See notes to financial statements.

FZ10-11

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements

Franklin Zero Coupon Fund — 2010

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of twenty-two separate series. The Franklin Zero Coupon Fund – 2010 (the Fund) included in this report is diversified. The financial statements of the remaining funds in the series are presented separately. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. As of December 31, 2005, 80.80% of the Fund’s shares were sold through one insurance company.

The following summarizes the Fund’s significant accounting policies.

a. Security Valuation

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market.

Government securities generally trade in the over-the-counter market rather than on a securities exchange. The Trust may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Trust’s pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust’s Board of Trustees.

b. Joint Repurchase Agreement

The Fund may enter into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account with other funds managed by the investment manager or an affiliate of the investment manager and is used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund’s custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. Repurchase agreements are valued at cost. At December 31, 2005, all repurchase agreements held by the Fund had been entered into on December 30, 2005.

c. Income Taxes

No provision has been made for U.S. income taxes because the Fund’s policy is to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

FZ10-12

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Zero Coupon Fund — 2010

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

d. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Such distributions are reinvested in additional shares of the Fund. Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with generally accepted accounting principles. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each Fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

e. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

f. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

At December 31, 2005, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2005		2004
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	1,849,021	$29,861,423	973,868	$16,002,484
Shares issued in reinvestment of distributions	231,676	3,725,344	226,611	3,530,602
Shares redeemed	(531,312)	(8,668,870)	(812,206)	(13,380,170)

Net increase (decrease)	1,549,385	$24,917,897	388,273	$6,152,916

FZ10-13

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Zero Coupon Fund — 2010

2. SHARES OF BENEFICIAL INTEREST (continued)

	Year Ended December 31,
	2005		2004
Class 2 Shares:	Shares	Amount	Shares	Amount
Shares sold	706,922	$11,405,935	780,969	$13,083,577
Shares issued in reinvestment of distributions	41,036	658,217	43,960	683,572
Shares redeemed	(108,627)	(1,741,269)	(662,743)	(11,005,745)

Net increase (decrease)	639,331	$10,322,883	162,186	$2,761,404

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Daily Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $10 billion
0.440%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	In excess of $15 billion

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Fund’s Board of Trustees has adopted distribution plans for Class 2 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets. The Board of Trustees has set the current rate at 0.25% per year.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

FZ10-14

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Zero Coupon Fund — 2010

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2005, there were no credits earned.

5. INCOME TAXES

The tax character of distributions paid during the years ended December 31, 2005 and 2004, was as follows:

	2005	2004
Distributions paid from:
Ordinary Income	$4,314,801	$4,214,174
Long term capital gain	68,760	—

	$4,383,561	$4,214,174

At December 31, 2005, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income for income tax purposes were as follows:

Cost of investments	$119,110,815

Unrealized appreciation	$7,469,213
Unrealized depreciation	(880,274)

Net unrealized appreciation (depreciation)	$6,588,939

Distributable earnings — undistributed ordinary income	$4,811,874

Net investment income differs for financial statement and tax purposes primarily due to differing treatment of bond discounts.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales.

6. INVESTMENT TRANSACTIONS

Purchases of investments (excluding short term securities) for the year ended December 31, 2005, aggregated $29,351,527. There were no sales.

7. REGULATORY MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares, Franklin Resources, Inc. and certain of its subsidiaries (collectively, the “Company”), entered into settlements with certain of those regulators.

Specifically, the Company entered into settlements with the Securities and Exchange Commission (“SEC”) concerning market timing (the “August 2, 2004 SEC Order”) and marketing support payments to securities dealers who sell fund shares (the “December 13, 2004 SEC Order”) and with the California Attorney General’s Office (“CAGO”) concerning marketing support payments to securities dealers who sell fund shares (the “CAGO Settlement”). Under the terms of the settlements with the SEC and the CAGO, the Company retained an Independent Distribution Consultant (“IDC”) to develop a plan for distribution of the respective settlement monies. The CAGO approved the distribution plan under the CAGO Settlement and, in accordance with the terms and conditions of that settlement, the monies were disbursed to the relevant funds. The SEC has not yet approved the distribution plan pertaining to the December 13, 2004 SEC Order. When approved, disbursements of settlement monies will be made promptly to the relevant funds, in accordance with the terms and conditions of that order. The IDC continues to develop the plan of distribution under the August 2, 2004 SEC Order that resolved the SEC’s market timing investigation.

FZ10-15

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Zero Coupon Fund — 2010

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, directors, and/or employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.) relating to the industry practices referenced above, as well as to allegedly excessive advisory fees, commissions, and/or 12b-1 fees. The lawsuits were filed in different courts throughout the country. Many of those suits are now pending in a multi-district litigation in the United States District Court for the District of Maryland.

The Company and fund management strongly believe that the claims made in each of the private lawsuits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Trust, it is committed to making the Trust or their shareholders whole, as appropriate.

FZ10-16

Franklin Templeton Variable Insurance Products Trust

Franklin Zero Coupon Fund — 2010

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Zero Coupon Fund – 2010 (one of the funds constituting Franklin Templeton Variable Insurance Products Trust, hereafter referred to as the “Fund”) at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005, by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 10, 2006

FZ10-17

MUTUAL DISCOVERY SECURITIES FUND

We are pleased to bring you Mutual Discovery Securities Fund’s annual report for the fiscal year ended December 31, 2005.

Performance Summary as of 12/31/05

Average annual total return of Class 1 shares represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/05

	1-Year	5-Year	Since Inception (11/8/96)
Average Annual Total Return	+16.28%	+10.21%	+10.88%

Total Return Index Comparison

for Hypothetical $10,000 Investment (11/8/96–12/31/05)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance is compared to the performance of the Standard & Poor’s 500 Index (S&P 500) and the Morgan Stanley Capital International (MSCI) World Index. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

*Source: Standard & Poor’s Micropal. Please see Index Descriptions following the Fund Summaries.

Mutual Discovery Securities Fund – Class 1

Performance reflects the Fund’s Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares.

Current performance may differ from figures shown.

Fund Goal and Main Investments: Mutual Discovery Securities Fund seeks capital appreciation. The Fund normally invests mainly in U.S. and foreign equity securities that the manager believes are undervalued. The Fund invests substantially in undervalued stocks, risk arbitrage securities and distressed companies.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. The Fund outperformed its benchmarks, the S&P 500 and the MSCI World Index, which returned +4.91% and +10.02% for the same period.1

Economic and Market Overview

The global economy overcame fears of derailment generated by higher energy costs and advanced at a solid clip during 2005, with Europe surpassing expectations. Excluding the volatile energy and food sectors, inflation remained relatively subdued worldwide, and monetary policy remained fairly accommodative. The U.S. Federal Reserve Board raised the short-term federal funds target rate with eight quarter-point increases, bringing it to 4.25%. The European Central Bank (ECB) made one quarter-point rise in short-term rates, its first increase after keeping rates at historically low levels for more than two and a half years. Even after the increases, both rates remained at levels considered accommodative for economic growth.

Strong demand for oil sustained high prices during most of the year, while prices for other commodities such as industrial metals were also high, led by copper, whose contract price rose 45.4% during 2005.2 This contributed to economic growth in countries such as Australia and Canada, and emerging markets in Asia and Latin America that are tied to mining and industrial commodities.

In this environment, global equity markets performed strongly, particularly outside the U.S. One-year total return for the MSCI All Country (AC) World ex US Index was +17.11% in U.S. dollar terms.3 By

1. Source: Standard & Poor’s Micropal. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

2. Source: New York Mercantile Exchange.

3. Source: Standard & Poor’s Micropal. Please see Index Descriptions following the Fund Summaries.

Fund Risks: The Fund’s investments in stocks offer the potential for long-term gains but can be subject to short-term up-and-down price movements. Investments in companies involved in mergers, liquidations, reorganizations and distressed bankruptcy, which may include defaulted debt, involve higher credit and other risks. Foreign investing involves special risks including currency fluctuations, economic instability, and social and political developments. Smaller and midsize company securities involve special risks such as relatively small revenues, limited product lines, and small market share. The Fund’s prospectus also includes a description of the main investment risks.

comparison the total return for the MSCI USA Index was +5.72%.3 In terms of sectors, energy and materials led equity market performance, and telecommunication services and consumer-related sectors lagged.

Among developed countries, the Japanese equity market performed well, returning +44.70% in local currency terms for the year under review.4 However, this market benefited primarily from investors outside Japan, and the return was significantly less (+25.62%) after conversion into U.S. dollars.4 In contrast, the conversion into dollars enhanced equity market returns in Brazil (+57.04%), Mexico (+49.11%) and South Korea (+58.00%).4 At the beginning of the year, the consensus of many analysts appeared to be that the U.S. dollar would decline in value relative to major currencies. In fact, for the year the dollar appreciated versus the yen, the euro, the pound and most other currencies.

Investment Strategy

At Mutual Series, we are committed to our distinctive value approach to investing, which we believe can generate above-average risk-adjusted returns over time for our shareholders. Our major investment strategy is investing in undervalued stocks. When selecting undervalued equities, we are generally attracted to fundamentally strong companies with healthy balance sheets, high-quality assets, substantial free cash flow and shareholder-oriented management teams and whose stocks are trading at discounts to our assessment of the companies’ intrinsic or business value. We also look for asset rich companies whose shares may be trading at depressed levels due to concerns over short-term earnings disappointments, litigation, management strategy or other perceived negatives. This strict value approach is not only intended to improve the likelihood of upside potential, but can also help reduce the risk of substantial declines. While the vast majority of our undervalued equity investments are made in publicly traded companies globally, we may invest occasionally in privately held companies as well.

We complement this more traditional investment strategy with two others. One is distressed investing, a highly specialized field that is complex and can take many forms. The most common distressed investment the Fund undertakes is the purchase of financially troubled or bankrupt companies’ debt at a substantial discount to face value.

4. Source: Standard & Poor’s Micropal. Individual country market returns are measured by MSCI country-specific indexes.

After the financially distressed company is reorganized, often in bankruptcy court, the old debt is typically replaced with new securities issued by the financially stronger company.

The other piece of our investment strategy is participating in arbitrage situations, another highly specialized field. When companies announce mergers or takeovers, commonly referred to as “deals,” the target company may trade at a discount to the bid it ultimately accepts. One form of arbitrage involves purchasing the target company’s stock when it is trading below the value it may receive in a deal. In keeping with our commitment to a relatively conservative investment approach, we typically focus our arbitrage efforts on announced deals, and eschew rumored deals or other situations we consider relatively risky. In addition, we will generally seek to hedge the Fund’s currency exposure when we deem it advantageous, to focus our efforts on analyzing business fundamentals and assessing the value of company assets and liabilities.

Manager’s Discussion

While our distressed debt and risk arbitrage portfolios were positive contributors to performance, the Fund’s equity portfolio was the strongest contributor to performance for the 12 months under review. Three of our best performing stock investments were British American Tobacco (BAT), Mitsubishi UFJ Financial Group (MUFG) and Anglo American.

London-based BAT is the world’s second-largest cigarette manufacturer behind Philip Morris. With about a 15% global market share, BAT enjoys strong market positions in Europe, North America and several emerging markets. The company’s stock appreciated 52% in local currency in 2005 as the company delivered robust operational performance driven by increasing sales volumes and an improving product mix. BAT benefited from an acceleration of its sales in emerging markets, a focused development of its higher-margin global brands, and a further reduction of its cost base. During the year, the company returned most of its free cash flow to shareholders through dividends and share buybacks. This caused a number of analysts to raise their earnings growth projections for BAT. As the year came to a close, BAT narrowed its valuation discount versus its publicly traded European peer group.

MUFG contributed positively to the Fund’s performance during the period with a stock price appreciation of 55% in local currency. MUFG, the largest of Japan’s megabanks, as well as the largest bank in the world by assets, experienced a significant expansion in profitability as Japan’s credit quality recovery and economic turnaround continued

Top 10 Sectors/Industries

Mutual Discovery Securities Fund

Based on Equity Securities

12/31/05

% of Total Net Assets

Tobacco	14.5%

Food Products	8.7%

Insurance	7.5%

Commercial Banks	5.7%

Media	5.6%

Beverages	5.5%

Metals & Mining	5.3%

Diversified Financial Services	4.3%

Paper & Forest Products	3.8%

Real Estate	2.5%

throughout 2005. Foreign investors purchased shares as they anticipated growth in fee income, a pickup in loan demand, and higher interest rates as Japan’s economy grows. Further bolstering MUFG’s prospects was the integration of UFJ Holdings, which has the potential to deliver significant cost and tax synergies in coming years. We continued to find Japan an interesting market given that the banks are seeing the return of consumer confidence and are finally building adequate capital ratios. Furthermore, we believe much of the rest of the world has seen a peak in the credit cycle while Japan continues to experience a recovery.

U.K.-headquartered Anglo American is a global mining and natural resources company with substantial interests in platinum, gold, diamonds, base and ferrous metals, coal, industrial minerals, and paper and packaging. The company is geographically diverse with operations in Africa, Europe, the Americas, Australia and Asia. The stock appreciated 66% in local currency during the year. In 2005, Anglo and its peers in the mining sector benefited from a strong commodity cycle and high metal prices driven by sustained world demand, particularly from China. Furthermore, management announced in October that the company would strategically refocus activities on its core mining businesses and return capital to shareholders. This development was positively received by investors and resulted in a reduction of the conglomerate discount traditionally given to Anglo by the markets.

Detractors from Fund performance during the 12 months under review included Kindred Healthcare, a U.S. health care provider; White Mountains Insurance Group, a U.S. insurance company; and Washington Post, a U.S. newspaper and publishing company.

Kindred shares declined 14% in 2005 after the company posted disappointing results in its second and third quarters. Valuations at year-end also reflected the industry’s challenging Medicare reimbursement climate, which was pressured by high federal deficits.5

White Mountains’ shares weakened (-12%) largely due to the company’s exposure to areas devastated by Hurricane Katrina, which may have caused the largest total insured loss in history.

5. A member of Franklin Mutual Advisers, Inc., serves on Kindred’s board of directors.

Top 10 Holdings

Mutual Discovery Securities Fund

12/31/05

Company Sector/Industry, Country	% of Total Net Assets

Berkshire Hathaway Inc., A & B	4.3%
Insurance, U.S.

British American Tobacco PLC	3.8%
Tobacco, U.K.

KT&G Corp., ord. & 144A	2.7%
Tobacco, South Korea

Anglo American PLC	2.7%
Metals & Mining, South Africa

Weyerhaeuser Co.	2.3%
Paper & Forest Products, U.S.

Orkla ASA	2.2%
Food Products, Norway

Imperial Tobacco Group PLC	2.1%
Tobacco, U.K.

Altadis SA	2.1%
Tobacco, Spain

Nestle SA	2.1%
Food Products, Switzerland

Mitsubishi UFJ Financial Group Inc.	1.7%
Commercial Banks, Japan

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments.

Shares in Washington Post underperformed (-22%) as Kaplan, the company’s education business, reported limited margin expansion; and hurricane damage to the Gulf Coast negatively impacted Cable One, its cable operations. Additionally, the advertising market was soft overall, but particularly pronounced for weekly publications, which hurt revenues at Newsweek.

We also feel it is appropriate to comment on our currency hedging posture given our international exposure and recent exchange rate volatility. We generally seek to hedge foreign currency risks to focus Fund performance on the underlying quality of our investment decisions. We have the ability, when we believe currency values are fundamentally misaligned, to adjust this hedging ratio to capitalize on these misvaluations. Entering 2005, the Fund was less than fully hedged in foreign currencies. Although the U.S. dollar’s future movements are unpredictable, given recent events in Europe, including negative developments in the European Union integration process and lackluster economic performance that could lead to potentially lower interest rates, we increased our euro hedging ratios over the course of the year. At period-end, we remained less than fully hedged in foreign currencies.

Thank you for your participation in Mutual Discovery Securities Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2005, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the adviser makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Fund Expenses

As an investor in a variable insurance contract (“Contract”) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, redemption fees, surrender fees, transfer fees and premium taxes.

•	Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table below are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract level. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table below provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 × $7.50 = $64.50.

Mutual Discovery Securities Fund – Class 1

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 1	Beginning Account Value 7/1/05	Ending Account Value 12/31/05	Fund-Level Expenses Incurred During Period* 7/1/05-12/31/05
Actual	$1,000	$1,108.20	$5.47
Hypothetical (5% return before expenses)	$1,000	$1,020.01	$5.24

*Expenses are equal to the annualized expense ratio for the Fund’s Class 1 shares (1.03%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights

Mutual Discovery Securities Fund

	Year Ended December 31,
Class 1	2005	2004	2003	2002	2001

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$16.44	$14.04	$11.06	$12.56	$14.55

Income from investment operations:
Net investment income[a]	0.25	0.26	0.19	0.19	0.24
Net realized and unrealized gains (losses)	2.40	2.31	3.01	(1.28)	(0.08)

Total from investment operations	2.65	2.57	3.20	(1.09)	0.16

Less distributions from:
Net investment income	(0.24)	(0.17)	(0.22)	(0.19)	(0.30)
Net realized gains	—	—	—	(0.22)	(1.85)

Total distributions	(0.24)	(0.17)	(0.22)	(0.41)	(2.15)

Net asset value, end of year	$18.85	$16.44	$14.04	$11.06	$12.56

Total return[b]	16.28%	18.55%	29.19%	(9.06)%	0.39%
Ratios/supplemental data
Net assets, end of year (000’s)	$136,508	$137,703	$134,332	$122,011	$164,527
Ratios to average net assets:*
Expenses[c]	1.03%	1.01%	1.04%	1.03%	1.02%
Net investment income	1.37%	1.71%	1.48%	1.55%	1.76%
Portfolio turnover rate	22.94%	29.81%	41.52%	47.46%	64.58%
* Ratios to average net assets, excluding dividend expense on securities sold short:
Expenses	1.00%	1.00%	1.01%	1.02%	1.00%

[a]	Based on average daily shares outstanding.
[b]	Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.
[c]	Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

See notes to financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Mutual Discovery Securities Fund (continued)

	Year Ended December 31,
Class 2	2005	2004	2003	2002	2001

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$16.25	$13.90	$10.97	$12.50	$14.50

Income from investment operations:
Net investment income[a]	0.19	0.21	0.13	0.16	0.13
Net realized and unrealized gains (losses)	2.38	2.30	3.02	(1.29)	0.01

Total from investment operations	2.57	2.51	3.15	(1.13)	0.14

Less distributions from:
Net investment income	(0.22)	(0.16)	(0.22)	(0.18)	(0.29)
Net realized gains	—	—	—	(0.22)	(1.85)

Total distributions	(0.22)	(0.16)	(0.22)	(0.40)	(2.14)

Net asset value, end of year	$18.60	$16.25	$13.90	$10.97	$12.50

Total return[b]	15.97%	18.19%	28.99%	(9.40)%	0.24%
Ratios/supplemental data
Net assets, end of year (000’s)	$811,975	$403,560	$160,371	$37,241	$5,681
Ratios to average net assets:*
Expenses[c]	1.28%	1.26%	1.29%	1.28%	1.27%
Net investment income	1.12%	1.46%	1.23%	1.30%	1.03%
Portfolio turnover rate	22.94%	29.81%	41.52%	47.46%	64.58%
* Ratios to average net assets, excluding dividend expense on securities sold short:
Expenses	1.25%	1.25%	1.26%	1.27%	1.25%

[a]	Based on average daily shares outstanding.
[b]	Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.
[c]	Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

See notes to financial statements.

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2005

Mutual Discovery Securities Fund	Country	Shares/ Warrants/ Contracts	Value
Common Stocks and Other Equity Interests 85.9%
Aerospace & Defense 0.1%
Northrop Grumman Corp.	United States	22,560	$1,356,082

Airlines 0.4%
[a]ACE Aviation Holdings Inc.	Canada	81,098	2,651,401
[a,b]ACE Aviation Holdings Inc., A, 144A	Canada	23,395	961,034
[a]ACE Aviation Holdings Inc., B	Canada	76	2,476
[a,c]Air Canada Inc., Contingent Distribution	Canada	15,269,146	—

			3,614,911

Automobiles 0.2%
Hero Honda Motors Ltd.	India	90,500	1,729,144

Beverages 5.5%
Brown-Forman Corp., A	United States	7,400	524,956
Brown-Forman Corp., B	United States	21,560	1,494,539
Carlsberg AS, A	Denmark	7,100	354,870
Carlsberg AS, B	Denmark	236,075	12,660,989
Coca-Cola Enterprises Inc.	United States	335,300	6,427,701
Diageo PLC	United Kingdom	277,905	4,028,175
Fomento Economico Mexicano SA de CV (Femsa), ADR	Mexico	60,300	4,372,353
Heineken Holding NV, A	Netherlands	97,844	2,874,966
[a]Lotte Chilsung Beverage Co. Ltd.	South Korea	5,280	5,141,122
Pernod Ricard SA	France	82,985	14,480,840

			52,360,511

Chemicals 1.8%
Givaudan AG	Switzerland	7,750	5,253,187
Linde AG	Germany	53,800	4,189,603
[a]Sika AG	Switzerland	9,112	7,560,099

			17,002,889

Commercial Banks 6.0%
Allied Irish Banks PLC	Ireland	445,000	9,572,197
Banca Intesa SpA	Italy	1,620,581	8,585,399
Bank of Ireland	Ireland	273,870	4,312,139
BNP Paribas SA	France	46,200	3,738,326
Danske Bank	Denmark	101,550	3,577,123
[a,d]Elephant Capital Holdings Ltd.	Japan	755	1,075,710
ForeningsSparbanken AB, A	Sweden	342,700	9,337,933
Mitsubishi UFJ Financial Group Inc.	Japan	1,186	16,077,268
[a,d]NCB Warrant Holdings Ltd., A	Japan	3,830	618,775

			56,894,870

Commercial Services & Supplies 0.1%
[a]Comdisco Holding Co. Inc.	United States	16	304
[c]Comdisco Holding Co. Inc., Contingent Distribution	United States	2,066,357	—
[a]Fursys Inc.	South Korea	35,130	793,258
[a,c]Safety Kleen Corp., Contingent Distribution	United States	31,000	—

			793,562

Computers & Peripherals 0.4%
[a,d]DecisionOne Corp.	United States	21,716	15,484
[a]Lexmark International Inc., A	United States	77,500	3,474,325

			3,489,809

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2005 (continued)

Mutual Discovery Securities Fund	Country	Shares/ Warrants/ Contracts	Value
Common Stocks and Other Equity Interests (continued)
Construction Materials 0.6%
Ciments Francais SA	France	22,650	$2,944,199
[a]Hanil Cement Manufacturing Co. Ltd.	South Korea	36,410	2,609,233

			5,553,432

Consumer Finance 0.3%
MBNA Corp.	United States	124,700	3,385,605

Containers & Packaging 0.6%
Temple-Inland Inc.	United States	128,400	5,758,740

Distributors 0.2%
Compania de Distribucion Integral Logista SA	Spain	30,900	1,518,110

Diversified Financial Services 4.3%
Euronext	Netherlands	145,300	7,568,590
Fortis Group NV	Belgium	336,800	10,721,599
Guinness Peat Group PLC	New Zealand	1,844,780	2,644,031
Jardine Matheson Holdings Ltd.	Hong Kong	429,664	7,390,221
Jardine Strategic Holdings Ltd.	Hong Kong	937,700	10,033,390
Leucadia National Corp.	United States	52,170	2,475,988
[a,c]Marconi Corp., Contingent Distribution	United Kingdom	1,739,100	—
[b]Spinrite Income Fund, 144A	Canada	25,700	137,975

			40,971,794

Diversified Telecommunication Services 2.4%
[a,d,e]AboveNet Inc.	United States	16,706	400,332
[a,c,e]AboveNet Inc., Contingent Distribution	United States	2,312,000	—
[a,d,e]AboveNet Inc., wts., 9/08/08	United States	550	2,200
[a,d,e]AboveNet Inc., wts., 9/08/10	United States	647	518
Belgacom SA	Belgium	60,000	1,956,904
Chunghwa Telecom Co. Ltd., ADR	Taiwan	124,445	2,283,566
[a,c]Global Crossing Holdings Ltd., Contingent Distribution	United States	2,236,777	—
Koninklijke KPN NV	Netherlands	267,190	2,679,170
MCI Inc.	United States	120,034	2,368,271
[a]NTL Inc.	United Kingdom	86,731	5,904,646
Sprint Nextel Corp.	United States	15,295	357,291
[a,c]Telewest Communications PLC, Contingent Distribution	United Kingdom	2,541,312	—
[a,c]Telewest Finance Ltd., Contingent Distribution	United Kingdom	274,000	—
[a]Telewest Global Inc.	United Kingdom	156,135	3,719,136
Verizon Communications Inc.	United States	99,200	2,987,904

			22,659,938

Electric Utilities 0.5%
E.ON AG	Germany	50,810	5,260,843
[a,b]Entegra/Union Power, 144A	United States	9,095	—

			5,260,843

Food & Staples Retailing 1.5%
Albertson’s Inc.	United States	54,300	1,159,305
Carrefour SA	France	242,900	11,381,513
[a]Kroger Co.	United States	25,000	472,000
RHM PLC	United Kingdom	386,200	1,759,099

			14,771,917

Food Products 8.9%
Cadbury Schweppes PLC	United Kingdom	535,527	5,062,804
[a]Cermaq ASA	Norway	184,241	1,494,488

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2005 (continued)

Mutual Discovery Securities Fund	Country	Shares/ Warrants/ Contracts	Value
Common Stocks and Other Equity Interests (continued)
Food Products (continued)
CSM NV	Netherlands	387,215	$10,557,055
Farmer Brothers Co.	United States	61,700	1,193,278
General Mills Inc.	United States	57,700	2,845,764
Groupe Danone	France	83,650	8,739,314
[a]Lotte Confectionary Co. Ltd.	South Korea	5,166	6,132,542
Nestle SA	Switzerland	66,060	19,761,431
[a]Nong Shim Co. Ltd.	South Korea	17,207	4,782,094
Orkla ASA	Norway	512,170	21,208,889
Rieber & Son ASA	Norway	385,600	2,870,748

			84,648,407

Health Care Equipment & Supplies 0.3%
Guidant Corp.	United States	41,600	2,693,600

Health Care Providers & Services 0.5%
[a,e]Kindred Healthcare Inc.	United States	57,508	1,407,336
[a,e]Kindred Healthcare Inc., Jan. 9.07 Calls, 1/01/13	United States	28	431
[a,e]Kindred Healthcare Inc., Jan. 25.99 Calls, 1/01/14	United States	14	—
[a,e]Kindred Healthcare Inc., Jan. 26.00 Calls, 1/01/12	United States	42	—
[a,e]Kindred Healthcare Inc., Jul. 23.75 Calls, 7/17/11	United States	184	133
[a,e]Kindred Healthcare Inc., wts., Series A, 4/20/06	United States	5,258	101,700
[a,e]Kindred Healthcare Inc., wts., Series B, 4/20/06	United States	13,145	216,038
MDS Inc.	Canada	82,800	1,432,597
Rhoen-Klinikum AG	Germany	31,600	1,207,958

			4,366,193

Hotels, Restaurants & Leisure 0.8%
[a]FHC Delaware Inc.	United States	49,920	173,517
Hilton Group	United Kingdom	908,543	5,685,786
[a,c]Trump Atlantic, Contingent Distribution	United States	1,841,000	69,406
[a]Trump Entertainment Resorts Inc.	United States	66,767	1,344,020

			7,272,729

Household Durables 0.1%
Hunter Douglas NV	Netherlands	18,138	987,313

Industrial Conglomerates 1.1%
Siemens AG	Germany	70,100	6,005,833
Tyco International Ltd.	United States	139,500	4,025,970

			10,031,803

Insurance 7.5%
[a]Alleghany Corp.	United States	3,759	1,067,556
[a]Berkshire Hathaway Inc., A	United States	45	3,987,900
[a]Berkshire Hathaway Inc., B	United States	12,450	36,546,975
Catlin Group	United Kingdom	214,930	1,795,264
E-L Financial Corp. Ltd.	Canada	8,478	3,902,374
Hartford Financial Services Group Inc.	United States	40,800	3,504,312
[a,d]Imagine Group Holdings Ltd.	Bermuda	451,787	4,626,990
IPC Holdings Ltd.	United States	41,400	1,133,532
Irish Life & Permanent PLC	Ireland	185,900	3,776,534
Montpelier Re Holdings Ltd.	Bermuda	33,757	638,007
Old Republic International Corp.	United States	112,900	2,964,754

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2005 (continued)

Mutual Discovery Securities Fund	Country	Shares/ Warrants/ Contracts	Value
Common Stocks and Other Equity Interests (continued)
Insurance (continued)
[a,d]Olympus Re Holdings Ltd.	Bermuda	2,140	$39,590
Prudential Financial Inc.	United States	24,900	1,822,431
White Mountains Insurance Group Inc.	United States	9,696	5,415,701

			71,221,920

Leisure Equipment & Products 0.2%
Mattel Inc.	United States	52,300	827,386
Shimano Inc.	Japan	31,100	816,826

			1,644,212

Machinery 1.1%
Metso OYJ	Finland	39,983	1,094,359
Schindler Holding AG	Switzerland	19,900	7,891,837
Schindler Holding AG, Reg D	Switzerland	4,100	1,621,275

			10,607,471

Media 5.6%
[a]CJ CGV Co. Ltd.	South Korea	92,310	2,725,779
Clear Channel Communications Inc.	United States	152,300	4,789,835
[a]Comcast Corp., A	United States	14,800	380,212
Daekyo Co. Ltd.	South Korea	10,040	785,262
E.W. Scripps Co., A	United States	11,100	533,022
[a]EchoStar Communications Corp., A	United States	64,300	1,747,031
Hollinger International Inc.	United States	95,634	814,037
[a]JC Decaux SA	France	331,116	7,722,236
Knight Ridder Inc.	United States	23,500	1,487,550
[a,f]Liberty Media Corp., A	United States	525,146	4,132,899
News Corp., A	United States	479,100	7,450,005
Omnicom Group Inc.	United States	16,700	1,421,671
Pearson PLC	United Kingdom	331,700	3,923,379
[d]Time Warner Inc.	United States	572,200	9,779,584
[a]TVMAX Holdings Inc.	United States	8,935	8,935
Viacom Inc., B	United States	63,300	2,063,580
Washington Post Co., B	United States	3,821	2,923,065

			52,688,082

Metals & Mining 5.0%
Anglo American PLC	South Africa	764,767	26,038,561
Dofasco Inc.	Canada	73,796	4,125,668
Freeport-McMoRan Copper & Gold Inc., B	United States	7,300	392,740
[a]Gammon Lake Resources Inc.	Canada	364,300	4,328,472
[a]Glamis Gold Ltd.	Canada	42,500	1,168,997
Gold Fields Ltd.	South Africa	2,300	40,638
Goldcorp Inc.	Canada	31,024	691,274
[a]Goldcorp Inc., wts., 5/30/07	Canada	20,700	86,374
[a]Harmony Gold Mining Co. Ltd., ADR	South Africa	39,400	514,170
[a]Kinross Gold Corp.	Canada	49,400	456,471
[a]LionOre Mining International Ltd.	Canada	398,600	1,697,557
Newmont Mining Corp.	United States	134,900	7,203,660
Placer Dome Inc.	Canada	45,600	1,044,371

			47,788,953

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2005 (continued)

Mutual Discovery Securities Fund	Country	Shares/ Warrants/ Contracts	Value
Common Stocks and Other Equity Interests (continued)
Multi-Utilities & Unregulated Power 1.3%
NorthWestern Corp.	United States	18,132	$563,361
[a,c]NorthWestern Corp., Contingent Distribution	United States	550,000	46,750
Suez SA	France	376,329	11,717,100

			12,327,211

Multiline Retail 0.1%
Jelmoli Holding AG	Switzerland	919	1,311,608

Oil, Gas & Consumable Fuels 2.9%
[a]Anchor Resources LLC	United States	3,410	—
BP PLC	United Kingdom	158,600	1,689,024
BP PLC, ADR	United Kingdom	9,000	577,980
Burlington Resources Inc.	United States	77,450	6,676,190
Canadian Oil Sands Trust	Canada	20,427	2,214,404
Eni SpA	Italy	67,710	1,878,113
Oil & Natural Gas Corp. Ltd.	India	101,500	2,650,460
Statoil ASA	Norway	102,195	2,346,839
Suncor Energy Inc.	Canada	50,077	3,158,948
Total SA, B	France	12,324	3,095,949
Total SA, B, ADR	France	9,670	1,222,288
Vintage Petroleum Inc.	United States	33,950	1,810,554

			27,320,749

Paper & Forest Products 3.8%
Potlatch Corp.	United States	284,900	14,524,202
Weyerhaeuser Co.	United States	324,100	21,500,794

			36,024,996

Personal Products 0.6%
[a]Amorepacific Corp.	South Korea	18,701	5,865,525

Pharmaceuticals 2.3%
Bristol-Myers Squibb Co.	United States	71,381	1,640,335
[a]IVAX Corp.	United States	4,800	150,384
Merck & Co. Inc.	United States	65,900	2,096,279
Pfizer Inc.	United States	356,070	8,303,552
Sanofi-Aventis	France	85,873	7,522,896
Wyeth	United States	44,400	2,045,508

			21,758,954

Real Estate 2.6%
Canary Wharf Group PLC	United Kingdom	185,900	767,596
Great Eagle Holdings Ltd.	Hong Kong	1,546,900	4,329,281
iStar Financial Inc.	United States	121,700	4,338,605
[a]Link REIT	Hong Kong	376,967	714,685
[a,d]Security Capital European Realty	Luxembourg	570	4,142
Shurgard Storage Centers Inc., A	United States	16,400	930,044
Swire Pacific Ltd., A	Hong Kong	837,000	7,513,261
Swire Pacific Ltd., B	Hong Kong	2,440,700	4,249,541
[a,d]Torre Mayor Investments LP	Mexico	10	690,000
Ventas Inc.	United States	33,500	1,072,670

			24,609,825

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2005 (continued)

Mutual Discovery Securities Fund	Country	Shares/ Warrants/ Contracts		Value
Common Stocks and Other Equity Interests (continued)
Road & Rail 0.5%
[d]Florida East Coast Industries Inc.	United States	124,400		$5,007,287

Software 0.5%
Microsoft Corp.	United States	185,700		4,856,055

Textiles Apparel & Luxury Goods 0.2%
Reebok International Ltd.	United States	30,000		1,746,900

Thrifts & Mortgage Finance 0.6%
Hudson City Bancorp Inc.	United States	266,460		3,229,495
Sovereign Bancorp Inc.	United States	102,100		2,207,402

				5,436,897

Tobacco 14.5%
Altadis SA	Spain	439,723		19,948,092
Altria Group Inc.	United States	97,831		7,309,932
British American Tobacco PLC	United Kingdom	1,610,201		36,013,513
Gallaher Group PLC	United Kingdom	421,500		6,363,364
Imperial Tobacco Group PLC	United Kingdom	672,817		20,106,608
ITC Ltd.	India	1,739,520		5,489,762
Japan Tobacco Inc.	Japan	528		7,694,315
KT&G Corp.	South Korea	467,560		20,906,777
[b]KT&G Corp., GDR, 144A	South Korea	235,090		5,171,980
Reynolds American Inc.	United States	87,900		8,379,508

				137,383,851

Total Common Stocks and Other Equity Interests (Cost $643,629,823)				814,722,698

Preferred Stocks 0.3%
Diversified Telecommunication Services 0.0%[g]
PTV Inc., 10.00%, pfd., A	United Kingdom	4,289		9,007

Electric Utilities 0.0%[g]
[a]Montana Power Co., 8.45%, pfd.	United States	2,880		23,760

Metals & Mining 0.3%
[d,e]Esmark Inc., Series A, 10.00%, cvt. pfd.	United States	2,352		2,466,401
Falconbridge Ltd., 6.00%, cvt. pfd., 1	Canada	1,934		48,833
Falconbridge Ltd., 6.25%, cvt. pfd., 2	Canada	1,934		48,834
Falconbridge Ltd., 6.50%, cvt. pfd., 3	Canada	967		24,513

				2,588,581

Total Preferred Stocks (Cost $2,601,683)				2,621,348

		PRINCIPAL AMOUNT[i]
Corporate Bonds & Notes 0.8%
[b]ACE Aviation Holdings Inc., cvt., 144A, 4.25%, 6/01/35	Canada	234,000	CAD	197,298
[h]Collins & Aikman Products Co.,
Revolver, FRN, 10.75%, 8/31/09	United States	65,800		63,826
Tranche B1 Term Loan, FRN, 10.75%, 8/31/11	United States	154,200		149,574
Dana Corp.,
5.85%, 1/15/15	United States	760,000		543,400
7.00%, 3/01/29	United States	101,000		72,973
[d]DecisionOne Corp., 144A, 12.00%, 4/15/10	United States	23,573		23,573

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2005 (continued)

Mutual Discovery Securities Fund	Country	Principal Amount[i]		Value
Corporate Bonds & Notes (continued)
Entegra/Union Power,
Term Loan A, 4.00%, 6/01/12	United States	463,343		$398,475
Term Loan B, 9.00%, 6/01/20	United States	446,182		383,717
Eurotunnel PLC,
[b,h]Senior Tranche G2 Term Loan A, 144A, FRN, 5.618%, 12/15/12	United Kingdom	34,050	GBP	56,385
[h]Tier 2, FRN, 5.796%, 12/31/18	United Kingdom	199,114	GBP	291,180
[h]Tier 3, FRN, 5.796%, 12/31/25	United Kingdom	1,346,624	GBP	1,088,896
Eurotunnel SA,
Senior Tranche H1 Term Loan (KfW Advance), 8.78%, 12/15/12	France	75,000	EUR	84,349
[h]Tier 2 LIBOR, FRN, 3.393%, 12/31/18	France	39,763	EUR	40,012
[h]Tier 2 PIBOR, FRN, 3.393%, 12/31/18	France	17,565	EUR	17,676
[h]Tier 3 LIBOR, FRN, 3.393%, 12/31/25	France	1,476,585	EUR	821,586
[h]Tier 3 PIBOR, FRN, 3.393%, 12/31/25	France	331,700	EUR	184,561
[h]Motor Coach Industries International Inc., FRN, 17.406%, 12/01/08	United States	1,980,717		1,881,681
Trump Entertaiment Resorts Inc., 8.50%, 5/20/15	United States	1,460,337		1,431,130
TVMAX Holdings Inc., PIK,
11.50%, 1/16/06	United States	11,892		11,892
[j]14.00%, 1/16/06	United States	39,054		39,054

Total Corporate Bonds & Notes (Cost $8,344,853)				7,781,238

Corporate Bonds & Notes in Reorganization 0.8%
[k]Adelphia Communications Corp.,
9.25%, 10/01/02	United States	2,490,000		1,394,400
8.125%, 7/15/03	United States	219,000		124,830
7.50%, 1/15/04	United States	80,000		45,600
9.50%, 2/15/04	United States	13,844		7,856
10.50%, 7/15/04	United States	124,000		70,680
9.875%, 3/01/05	United States	85,000		48,238
10.25%, 11/01/06	United States	329,000		184,240
9.875%, 3/01/07	United States	51,000		29,070
8.375%, 2/01/08	United States	235,000		133,950
7.75%, 1/15/09	United States	580,000		327,700
7.875%, 5/01/09	United States	141,000		78,255
9.375%, 11/15/09	United States	410,000		241,900
10.875%, 10/01/10	United States	289,000		163,285
10.25%, 6/15/11	United States	467,000		282,535
[k]Armstrong World Industries Inc.,
6.35%, 8/15/03	United States	1,309,000		942,480
6.50%, 8/15/05	United States	105,000		74,550
9.75%, 4/15/08	United States	218,000		161,320
7.45%, 5/15/29	United States	133,000		98,420
Revolver, 10/29/03	United States	171,450		120,229
Trade Claim	United States	459,700		320,066
[k]Century Communications Corp.,
8.875%, 1/15/07	United States	22,000		21,120
8.75%, 10/01/07	United States	224,000		210,560
8.375%, 12/15/07	United States	20,000		19,200
senior note, 9.50%, 3/01/05	United States	42,000		40,740
Series B, zero cpn., 1/15/08	United States	308,000		170,940
zero cpn., 3/15/03	United States	458,000		389,300
[j,k]Owens Corning, Revolver, 6/26/02	United States	1,250,931		1,751,304
[k]Safety Kleen Services, senior sub. note, 9.25%, 6/01/08	United States	3,000		2

Total Corporate Bonds & Notes in Reorganization (Cost $7,964,495)				7,452,770

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2005 (continued)

Mutual Discovery Securities Fund	Country	Principal Amount[i]	Value
Companies in Liquidation (Cost $–) 0.0%
[a]United Cos. Financial Corp., Bank Claim	United States	4,727	$—

Government Agencies 10.0%
[f,l]Federal Home Loan Bank, 1/03/06 - 12/01/06	United States	93,850,000	93,039,356
[l]U.S. Treasury Bill, 2/02/06	United States	2,000,000	1,993,592

Total Government Agencies (Cost $95,047,253)			95,032,948

Total Investments (Cost $757,588,107) 97.8%			927,611,002
Options Written 0.0%[g]			(2,000)
Securities Sold Short (1.2)%			(11,572,298)
Net Unrealized Gain on Forward Exchange Contracts 0.8%			7,266,534
Other Assets, less Liabilities 2.6%			25,179,339

Net Assets 100.0%			$948,482,577

		Contracts
[m]Options Written (Premiums received $8,400) 0.0%[g]
Pharmaceuticals 0.0%[g]
Pfizer Inc., Jan. 22.50 Puts, 1/21/06	United States	100	$2,000

		Shares
[n]Securities Sold Short 1.2%
Commercial Banks 0.3%
Bank of America Corp.	United States	62,800	2,898,220

Food Products 0.2%
Kraft Foods Inc., A	United States	64,580	1,817,281

Health Care Equipment & Supplies 0.1%
Alcon Inc.	Switzerland	10,300	1,334,880

Health Care Providers & Services 0.0%[g]
UnitedHealth Group Inc.	United States	130	8,078
WellPoint Inc.	United States	208	16,597

			24,675

Oil, Gas & Consumable Fuels 0.5%
ConocoPhillips	United States	55,820	3,247,608
Occidental Petroleum Corp.	United States	15,980	1,276,482

			4,524,090

Pharmaceuticals 0.0%[g]
Teva Pharmaceutical Industries Ltd., ADR	Israel	2,000	86,020

Real Estate 0.1%
Public Storage Inc.	United States	13,100	887,132

Total Securities Sold Short (Proceeds $11,671,153)			11,572,298

Currency Abbreviations

CAD - Canadian Dollar

EUR - Euro

GBP - British Pound

Franklin Templeton Variable Insurance Products Trust

Mutual Discovery Securities Fund

Statement of Investments, December 31, 2005 (continued)

Selected Portfolio Abbreviations

ADR -    American Depository Receipt

FRN -    Floating Rate Note

GDR -    Global Depository Receipt

LIBOR - London InterBank Offered Rate

PIBOR - Paris InterBank Offered Rate

PIK -      Payment In Kind

REIT -    Real Estate Investment Trust

[a]	Non-income producing.
[b]	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At December 31, 2005, the aggregate value of these securities was $6,524,672, representing 0.69% of net assets.
[c]	Contingent Distributions represent the right to receive additional distributions, if any, during the reorganization of the underlying company. Shares represent total underlying principal of debt securities.
[d]	See Note 10 regarding restricted and illiquid securities.
[e]	See Note 12 regarding other considerations.
[f]	See Note 1(f) regarding securities segregated with broker for securities sold short.
[g]	Rounds to less than 0.05% of net assets.
[h]	The coupon rate shown represents the rate at period end.
[i]	The principal amount is stated in U.S. dollars unless otherwise indicated.
[j]	See Note 11 regarding unfunded loan commitments
[k]	See Note 9 regarding defaulted securities.
[l]	The security is traded on a discount basis with no stated coupon rate.
[m]	See Note 1(e) regarding written options.
[n]	See Note 1(f) regarding securities sold short.

See notes to financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements

Statement of Assets and Liabilities

December 31, 2005

Mutual Discovery Securities Fund
Assets:
Investments in securities:
Cost	$757,588,107

Value (includes securities segregated with broker for securities sold short in the amount of $7,852,346)	$927,611,002
Foreign currency, at value (cost $9,057,393)	8,898,291
Receivables:
Investment securities sold	3,190,529
Capital shares sold	1,803,095
Dividends and interest	967,142
Unrealized gain on unfunded loan commitments (Note 11)	51,145
Unrealized gain on forward exchange contracts (Note 8)	9,128,454
Deposits with broker for securities sold short	13,752,646
Due from broker - synthetic equity swaps	1,069,809

Total assets	966,472,113

Liabilities:
Payables:
Investment securities purchased	2,934,446
Capital shares redeemed	140,374
Affiliates	1,054,059
Funds advanced by custodian	101,943
Deferred tax	129,952
Options written, at value (premiums received $8,400)	2,000
Securities sold short, at value (proceeds $11,671,153)	11,572,298
Unrealized loss on forward exchange contracts (Note 8)	1,861,920
Accrued expenses and other liabilities	192,544

Total liabilities	17,989,536

Net assets, at value	$948,482,577

Net assets consist of:
Paid-in-capital	$725,024,564
Undistributed net investment income	8,645,015
Net unrealized appreciation (depreciation)	177,310,338
Accumulated net realized gain (loss)	37,502,660

Net assets, at value	$948,482,577

Class A:
Net assets, at value	$136,507,656

Shares outstanding	7,241,613

Net asset value per share	$18.85

Class B:
Net assets, at value	$811,974,921

Shares outstanding	43,646,194

Net asset value per share	$18.60

See notes to financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Operations

For the period ended December 31, 2005

Mutual Discovery Securities Fund
Investment income:
Dividends (net of foreign taxes of $891,894)	$14,306,425
Interest	3,218,840
Other income (Note 13)	9,567

Total investment income	17,534,832

Expenses:
Management fees (Note 3a)	5,838,207
Administrative fees (Note 3b)	991,764
Distribution fees - Class 2 (Note 3c)	1,489,981
Custodian fees (Note 4)	189,500
Reports to shareholders	96,300
Professional fees	86,931
Trustees’ fees and expenses	4,100
Dividends on securities sold short	234,169
Other	60,333

Total expenses	8,991,285
Expense reductions (Note 4)	(7,293)
Net expenses	8,983,992

Net investment income (loss)	8,550,840

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments (net of foreign taxes of $19,935)	34,755,132
Written options	7,177
Securities sold short	(113,792)
Foreign currency transactions	7,759,426

Net realized gain (loss)	42,407,943

Net change in unrealized appreciation (depreciation) on:
Investments	65,013,004
Translation of assets and liabilities denominated in foreign currencies	(229,675)
Change in deferred taxes on unrealized appreciation	(80,491)

Net change in unrealized appreciation (depreciation)	64,702,838

Net realized and unrealized gain (loss)	107,110,781

Net increase (decrease) in net assets resulting from operations	$115,661,621

See notes to financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statements of Changes in Net Assets

	Mutual Discovery Securities Fund
	Year ended December 31,
	2005	2004

Increase (decrease) in net assets:
Operations:
Net investment income	$8,550,840	$6,028,591
Net realized gain (loss) from investments, written options, securities sold short, and foreign currency transactions	42,407,943	8,550,162
Net change in unrealized appreciation (depreciation) on investments and translation of assets and liabilities denominated in foreign currencies, and deferred taxes.	64,702,838	58,272,161

Net increase (decrease) in net assets resulting from operations	115,661,621	72,850,914

Distributions to shareholders from:
Net investment income:
Class 1	(1,894,145)	(1,514,244)
Class 2	(7,611,109)	(2,636,191)

Total distributions to shareholders	(9,505,254)	(4,150,435)

Capital share transactions: (Note 2)
Class 1	(19,642,956)	(17,489,472)
Class 2	320,706,614	195,348,144

Total capital share transactions	301,063,658	177,858,672

Net increase (decrease) in net assets	407,220,025	246,559,151
Net assets:
Beginning of year	541,262,552	294,703,401

End of year	$948,482,577	$541,262,552

Undistributed net investment income included in net assets:
End of year	$8,645,015	$4,937,934

See notes to financial statements.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements

Mutual Discovery Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of twenty-two separate series. The Mutual Discovery Securities Fund (the Fund) included in this report is diversified. The financial statements of the remaining funds in the series are presented separately. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. As of December 31, 2005, 61.62% of the Fund’s shares were sold through one insurance company.

The following summarizes the Fund’s significant accounting policies.

a. Security Valuation

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market.

Corporate debt securities and government securities generally trade in the over-the-counter market rather than on a securities exchange. The Trust may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Trust’s pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust’s Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust’s Board of Trustees.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Mutual Discovery Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

b. Foreign Currency Translation (cont.)

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations. Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Foreign Currency Contracts

The Fund may enter into forward exchange contracts to hedge against fluctuations in foreign exchange rates. A forward exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. These contracts are valued daily by the Fund and the net unrealized gain or loss on the contracts, as measured by the difference between the contractual forward foreign exchange rates and the forward rates at the reporting date, is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.

d. Synthetic Equity Swaps

The Fund may engage in synthetic equity swaps. Synthetic equity swaps are contracts entered into between a broker and the Fund under which the parties agree to make payments to each other so as to replicate the economic consequences that would apply had a purchase or sale of the underlying security taken place. Upon entering into synthetic equity swaps, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (“initial margin”). Subsequent payments known as “variation margin”, are made or received by the Fund periodically, depending on fluctuations in the value of the underlying security. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The risks of entering into synthetic equity swaps include unfavorable price movements in the underlying securities or the inability of the counterparties to fulfill their obligations under the contract.

e. Options

The Fund may purchase or write options. Options are contracts entitling the holder to purchase or sell a specified number of shares or units of a particular security at a specified price. Options purchased are recorded as investments; options written (sold) are recorded as liabilities. Upon closing of an option, other than by exercise, which results in a cash settlement, the difference between the premium (original option value) and the settlement proceeds is realized as a gain or loss. When securities are acquired or delivered upon exercise of an option, the acquisition cost or sale proceeds are adjusted by the amount of the premium. When an option is closed, the difference between the premium and the cost to close the position is realized as a gain or loss. When an option expires, the premium is realized as a gain for options written or as a loss for options purchased. The risks include the possibility there may be an illiquid options market or the inability of the counterparties to fulfill their

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Mutual Discovery Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

e. Options (continued)

obligations under the contract. Writing options involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities.

f. Securities Sold Short

The Fund is engaged in selling securities short, which obligates the Fund to replace a borrowed security with the same security at current market value. The Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale and the Fund must maintain a deposit with broker consisting of cash and securities having a value equal to a specified percentage of the value of the securities sold short. The Fund is obligated to pay the counterparty any dividends or interest due on securities sold short. Such dividends and interest are recorded as an expense to the Fund.

g. Income and Deferred Taxes

No provision has been made for U.S. income taxes because the Fund’s policy is to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

The Fund is subject to a tax imposed on net realized gains on securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these securities in an amount that would be payable if the securities were disposed of on the valuation date.

Foreign securities held by the Fund may be subject to foreign taxation. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.

h. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income and dividends declared on securities sold short are recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Such distributions are reinvested in additional shares of the Fund. Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with generally accepted accounting principles.

These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each Fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Mutual Discovery Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

i. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

j. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

At December 31, 2005, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2005		2004
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	124,329	$2,140,935	274,146	$4,087,507
Shares issued in reinvestment of distributions	110,704	1,894,145	105,743	1,514,244
Shares redeemed	(1,368,623)	(23,678,036)	(1,573,984)	(23,091,223)

Net increase (decrease)	(1,133,590)	$(19,642,956)	(1,194,095)	$(17,489,472)

Class 2 Shares:
Shares sold	19,786,579	$337,468,561	14,183,512	$208,048,594
Shares issued in reinvestment of distributions	450,095	7,611,109	186,040	2,636,191
Shares redeemed	(1,422,146)	(24,373,056)	(1,074,971)	(15,336,641)

Net increase (decrease)	18,814,528	$320,706,614	13,294,581	$195,348,144

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Mutual Advisers, LLC (Franklin Mutual)	Investment manager
Franklin Templeton Investment Management Limited (FTIML)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Mutual Discovery Securities Fund

3. TRANSACTIONS WITH AFFILIATES (continued)

a. Management Fees

The Fund pays an investment management fee to Franklin Mutual based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.800%	Up to and including $4 billion
0.770%	Over $4 billion, up to and including $7 billion
0.750%	Over $7 billion, up to and including $10 billion
0.730%	In excess of $10 billion

Prior to May 1, 2005, the Fund paid fees to Franklin Mutual of 0.80% per year of the average daily net assets of the Fund.

Effective May 19, 2005, under a subadvisory agreement, FTIML, an affiliate of Franklin Mutual, provides subadvisory services to the Fund and receives from Franklin Mutual fees based on the average daily net assets of the Fund.

b. Administrative Fees

The Fund pays an administrative fee to FT Services based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.150%	Up to and including $200 million
0.135%	Over $200 million, up to and including $700 million
0.100%	Over $700 million, up to and including $1.2 billion
0.075%	In excess of $1.2 billion

c. Distribution Fees

The Fund’s Board of Trustees has adopted a distribution plan for Class 2 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plan, the Fund pays Distributors for costs incurred in connection with the sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets. The Board of Trustees has set the current rate at 0.25% per year.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2005, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

During the year ended December 31, 2005, the Fund utilized $2,513,949 of capital loss carryforwards.

For tax purposes, realized currency losses occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At December 31, 2005, the Fund deferred realized currency losses of $17,366.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Mutual Discovery Securities Fund

5. INCOME TAXES (continued)

The tax character of distributions paid during the years ended December 31, 2005 and 2004, was as follows:

	2005	2004
Distributions paid from – ordinary income	$9,505,254	$4,150,435

At December 31, 2005, the cost of investments, net unrealized appreciation (depreciation), and undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments	$760,452,542

Unrealized appreciation	$178,791,503
Unrealized depreciation	(11,633,043)

Net unrealized appreciation (depreciation)	$167,158,460

Undistributed ordinary income	$20,711,351
Undistributed long term capital gains	33,935,315

Distributable earnings	$54,646,666

Net investment income (loss) differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities, foreign currency transactions, passive foreign investment company shares, bond discounts and premiums, certain dividends on securities sold short and foreign taxes paid on net realized gains.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of defaulted securities, wash sales, foreign currency transactions, passive foreign investment company shares, bond discounts and premiums, certain dividends on securities sold short and foreign taxes paid on net realized gains.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities and securities sold short) for the year ended December 31, 2005, aggregated $451,213,817 and $152,707,312, respectively.

Transactions in options written during the year ended December 31, 2005, were as follows:

	Number of Contracts	Premiums Received
Options outstanding at December 31, 2004	126	$17,185
Options written	13,388	71,478
Options expired	(13,001)	(28,095)
Options exercised	(371)	(45,027)
Options closed	(42)	(7,141)

Options outstanding at December 31, 2005	100	$8,400

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Mutual Discovery Securities Fund

7. SYNTHETIC EQUITY SWAPS

As of December 31, 2005, the Fund had the following synthetic equity swaps outstanding:

Contracts to buy	Number of Contracts	Notional Value	Unrealized Gain (Loss)
Christian Dior SA (46.76 - 54.99 EUR)	5,203	$462,584	$161,476
O2 Plc (1.96 - 1.97 GBP)	1,701,644	5,796,635	39,031

Total contracts to buy			200,507

Contracts to sell	Number of Contracts	Notional Value	Unrealized Gain (Loss)
LVMH Moet Hennessy Louis Vuitton (54.61 - 61.76 EUR)	5,192	$461,299	$(105,122)

Total contracts to sell			(105,122)

Net unrealized gain (loss)			$95,385

8. FORWARD EXCHANGE CONTRACTS

At December 31, 2005, the Fund had outstanding forward exchange contracts as set out below.

Contracts to Buy		Contract Amount[a]		Settlement Date	Unrealized Gain (Loss)
185,972	Canadian Dollar	159,356		1/23/06	$763

Contracts to Sell		Contract Amount[a]		Settlement Date	Unrealized Gain (Loss)
1,250,000	Euro	1,482,038		1/17/06	$715
10,375,000	Euro	12,839,533		1/23/06	540,370
11,593,051	Swiss Franc	9,300,000		2/02/06	444,356
9,100,000	British Pound	16,298,899		2/15/06	644,829
173,081	Canadian Dollar	150,000		2/15/06	880
7,879,422	Euro	9,565,023		2/27/06	206,431
10,277,650	Norwegian Krone	1,529,412		3/06/06	1,087
5,768,765	Euro	6,871,096		3/15/06	26,700
63,199,087	Swedish Krona	8,090,159		3/15/06	92,552
110,314,843	Danish Krone	19,943,948		3/17/06	2,365,275
925,000	Euro	7,164,032	DKK	3/17/06	41,812
7,975,000	British Pound	14,054,852		4/04/06	333,586
8,849,455	Euro	10,867,271		4/25/06	322,342
12,853,425	Norwegian Krone	1,998,045		5/08/06	79,817
7,750,000	British Pound	13,505,925		5/15/06	165,745
4,300,000	Euro	5,481,347		5/23/06	349,351
3,271,600	Norwegian Krone	500,000		6/06/06	10,957
2,369,085	Swiss Franc	1,850,000		6/06/06	18,712
3,065,000	New Zealand Dollar	2,170,020		6/07/06	104,454
3,505,000	Euro	4,257,165		6/15/06	68,514
1,319,699,428	Japanese Yen	12,068,575		6/28/06	627,252
2,050,000	Euro	2,455,910		7/17/06	1,732
9,075,838	British Pound	15,839,601		8/14/06	199,345
21,219,850	Euro	26,366,897		8/23/06	912,566
7,569,373	British Pound	13,174,292		9/08/06	125,530
16,498,208	Euro	20,823,073		9/13/06	1,010,125
16,895,017	Euro	20,758,823		10/18/06	432,656

					9,127,691

Unrealized gain on forward exchange contracts					$9,128,454

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Mutual Discovery Securities Fund

8. FORWARD EXCHANGE CONTRACTS (continued)

Contracts to Sell		Contract Amount[a]		Settlement Date	Unrealized Gain (Loss)
3,433,180,000	Korean Won	3,340,000		1/18/06	$(68,266)
23,423,484	Canadian Dollars	19,337,393		1/23/06	(829,952)
39,860,579	Norwegian Krone	5,914,032		2/06/06	(4,232)
7,926,320	Canadian Dollars	6,766,824		2/15/06	(62,200)
39,000,000	Norwegian Krone	5,792,882		3/06/06	(6,564)
8,750,000	Euro	10,309,250		3/15/06	(92,851)
1,650,000	Euro	12,288,758	DKK	3/17/06	(3,550)
23,011,658,725	Korean Won	22,245,800		3/22/06	(616,265)
42,000,000	Norwegian Krone	6,263,982		6/06/06	(14,233)
23,233,201	Swiss Francs	17,913,031		6/06/06	(46,085)
43,818,000	Japanese Yen	375,000		6/28/06	(4,886)
12,482,681	Euro	14,830,931		7/17/06	(112,836)

Unrealized loss on forward exchange contracts					(1,861,920)

Net unrealized gain on forward exchange contracts					$7,266,534

aIn U.S. Dollar unless otherwise indicated.

Currency Abbreviations:

DKK - Danish Krone

9. CREDIT RISK AND DEFAULTED SECURITIES

The Fund may purchase the pre-default or defaulted debt of distressed companies. Distressed companies are financially troubled and are about to be/or are already involved in financial restructuring or bankruptcy. The Fund does not accrue income on these securities, if it becomes probable that the income will not be collected. The risks of purchasing these securities are that the issuer is unable to meet its obligation and any subsequent bankruptcy proceeding may result in unfavorable consequences to the Fund. At December 31, 2005, the value of these securities was $7,452,770, representing 0.79% of the Fund’s net assets. For information as to specific securities, see the accompanying Statement of Investments.

10. RESTRICTED AND ILLIQUID SECURITIES

At December 31, 2005, investments in securities included issues that are restricted and illiquid. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration under the Securities Act of 1933, unless the sale is pursuant to an exemption under the 1933 Act. The Fund has registration rights for all restricted securities held at period end. The issuer generally incurs all registration costs.

A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. At December 31, 2005, the Fund held investments in restricted and illiquid securities, valued in accordance with procedures approved by the Trust’s Board of Trustees as reflecting fair value, as follows:

Principal Amount, Shares and Warrants	Issuer	Acquisition Date	Cost	Value
16,706	AboveNet Inc.	10/02/01	$663,267	$400,332
550	AboveNet Inc., wts., 9/08/08	10/02/01	68,164	2,200
647	AboveNet Inc., wts., 9/08/10	10/02/01	73,247	518
21,716	DecisionOne Corp.	9/28/99	16,482	15,484
23,573	DecisionOne Corp., 144A, 12.00%, 4/15/10	9/28/99	88,172	23,573
755	Elephant Capital Holdings Ltd.	8/23/04	—	1,075,710

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Mutual Discovery Securities Fund

10. RESTRICTED AND ILLIQUID SECURITIES (continued)

Principal Amount, Shares and Warrants	Issuer	Acquisition Date	Cost	Value
2,352	Esmark Inc., Series A, 10.00%, cvt. pfd.	11/08/04	2,352,000	2,466,401
124,400	Florida East Coast Industries Inc.	5/06/97	4,017,621	5,007,287
451,787	Imagine Group Holdings Ltd.	8/31/04	4,626,977	4,626,990
3,830	NCB Warrant Holdings Ltd., A	12/16/05	—	618,775
2,140	Olympus Re Holdings Ltd.	12/19/01	214,000	39,590
570	Security Capital European Realty	4/08/98	31,238	4,142
572,200	Time Warner Inc.	8/02/05	9,883,074	9,779,584
10	Torre Mayor Investments LP	10/28/02	827,389	690,000

	Total Restricted and Illiquid Securities (2.61% of Net Assets)			$24,750,586

11. UNFUNDED LOAN COMMITMENTS

The Fund may enter into certain credit agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrowers’ discretion.

At December 31, 2005, unfunded commitments were as follows:

Borrower	Unfunded Commitment
Entegra Power Group LLC, Project L/C Loan Facility	$125,911
Entegra Power Group LLC, Project W/C Loan Facility	18,887
Mirant Corp., 4 Year Revolver, 7/17/05	13,265
Owens Corning, Revolver, 6/26/02	71,450
TVMAX Holdings Inc., PIK, 14.00%, 1/16/06	2

$229,515

Unfunded loan commitments are marked to market daily and any unrealized gain or loss is included in the Statement of Assets and Liabilities and Statement of Operations.

12. OTHER CONSIDERATIONS

Directors or employees of Franklin Mutual, the Fund’s Investment Manager, may serve as members on the board of directors of certain companies in which the Fund invests and/or may represent the Fund in certain corporate negotiations. At December 31, 2005, such individuals serve in one or more of these capacities for AboveNet Inc., Esmark Inc., and Kindred Healthcare Inc. As a result of this involvement, such individuals may be in possession of certain material non-public information which, pursuant to the Fund’s policies and the requirements of the federal securities laws, could prevent the Fund from trading in the securities of such companies for limited or extended periods of time.

13. REGULATORY MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares, Franklin Resources, Inc. and certain of its subsidiaries (collectively, the “Company”), entered into settlements with certain of those regulators.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Mutual Discovery Securities Fund

13. REGULATORY MATTERS (continued)

Specifically, the Company entered into settlements with the Securities and Exchange Commission (“SEC”) concerning market timing (the “August 2, 2004 SEC Order”) and marketing support payments to securities dealers who sell fund shares (the “December 13, 2004 SEC Order”) and with the California Attorney General’s Office (“CAGO”) concerning marketing support payments to securities dealers who sell fund shares (the “CAGO Settlement”). Under the terms of the settlements with the SEC and the CAGO, the Company retained an Independent Distribution Consultant (“IDC”) to develop a plan for distribution of the respective settlement monies. The CAGO approved the distribution plan under the CAGO Settlement and, in accordance with the terms and conditions of that settlement, the monies were disbursed to the relevant funds and are recorded as other income in the current period. The SEC has not yet approved the distribution plan pertaining to the December 13, 2004 SEC Order. When approved, disbursements of settlement monies will be made promptly to the relevant funds, in accordance with the terms and conditions of that order. The IDC continues to develop the plan of distribution under the August 2, 2004 SEC Order that resolved the SEC’s market timing investigation.

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, directors, and/or employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.) relating to the industry practices referenced above, as well as to allegedly excessive advisory fees, commissions, and/or 12b-1 fees. The lawsuits were filed in different courts throughout the country. Many of those suits are now pending in a multi-district litigation in the United States District Court for the District of Maryland.

The Company and fund management strongly believe that the claims made in each of the private lawsuits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Trust, it is committed to making the Trust or its shareholders whole, as appropriate.

Franklin Templeton Variable Insurance Products Trust

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Mutual Discovery Securities Fund (one of the funds constituting Franklin Templeton Variable Insurance Products Trust, hereafter referred to as the “Fund”) at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 10, 2006

Franklin Templeton Variable Insurance Products Trust

Tax Designation (unaudited)

Mutual Discovery Securities Fund

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Fund designates the maximum amount allowable but no less than $33,935,315 as a capital gain dividend for the fiscal year ended December 31, 2005.

Under Section 854(b)(2) of the Code, the Fund designates 41.47% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2005.

At December 31, 2005, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from dividends paid to the Fund on these investments. The Fund elects to treat foreign taxes paid as allowed under Section 853 of the Internal Revenue Code. This election will allow shareholders of record in June 2006, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The foreign tax information will be disclosed in the June 30, 2006, semi-annual report of the Fund.

MUTUAL SHARES SECURITIES FUND

We are pleased to bring you Mutual Shares Securities Fund’s annual report for the fiscal year ended December 31, 2005.

Performance Summary as of 12/31/05

Average annual total return of Class 1 shares represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/05

	1-Year	5-Year	Since Inception (11/8/96)
Average Annual Total Return	+10.83%	+8.30%	+9.75%

Total Return Index Comparison for Hypothetical $10,000 Investment (11/8/96–12/31/05)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance is compared to the performance of the Standard & Poor’s 500 Index (S&P 500). One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

*Source: Standard & Poor’s Micropal. Please see Index Descriptions following the Fund Summaries.

Mutual Shares Securities Fund – Class 1

Performance reflects the Fund’s Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares.

Current performance may differ from figures shown.

Fund Goals and Main Investments: Mutual Shares Securities Fund seeks capital appreciation, with income as a secondary goal. The Fund normally invests mainly in U.S. equity securities that the manager believes are undervalued. The Fund invests substantially in undervalued stocks, risk arbitrage securities and distressed companies.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. The Fund outperformed its benchmark, the S&P 500, which returned +4.91% for the period under review.1

Economic and Market Overview

During the 12 months ended December 31, 2005, U.S. economic expansion was driven by strength across most industries, sectors and regions. Gross domestic product (GDP) rose during the period, benefiting primarily from increased personal consumption, business investment and federal spending. The U.S. dollar rallied in 2005, supported by relatively strong domestic economic growth and rising short-term domestic interest rates, as the Federal Reserve Board raised the federal funds target rate from 2.25% to 4.25% during the period. Compared with the rise in short-term interest rates, long-term rates remained relatively stable, supporting overall robust housing and commercial real estate activity, which contributed to economic growth.

Oil prices remained high during the period, and natural gas prices rose during the second half of 2005. Despite these high commodity prices, inflation remained relatively contained for the 12 months ended December 31, 2005, as measured by the 2.2% rise for the core Consumer Price Index (CPI).2 In this environment, the blue chip stocks of the Dow Jones Industrial Average posted a one-year total return of +1.72%, while the broader S&P 500 and the technology-heavy NASDAQ Composite Index returned +4.91% and +2.12%.3

Outside the U.S., the global economy overcame fears of derailment generated by higher energy costs and advanced at a solid clip during 2005, with Europe surpassing expectations. Excluding the volatile energy and food sectors, inflation remained relatively subdued worldwide.

1. Source: Standard & Poor’s Micropal. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

2. Source: Bureau of Labor Statistics. Core CPI excludes food and energy costs.

3. Source: Standard & Poor’s Micropal. Please see Index Descriptions following the Fund Summaries.

Fund Risks: The Fund’s investments in stocks offer the potential for long-term gains but can be subject to short-term up-and-down price movements. Investments in companies involved in mergers, liquidations, reorganizations and distressed bankruptcy, which may include defaulted debt, involve higher credit and other risks. Foreign investing involves special risks including currency fluctuations, economic instability, and social and political developments. Smaller and midsize company securities involve special risks such as relatively small revenues, limited product lines, and small market share. The Fund’s prospectus also includes a description of the main investment risks.

In addition to high energy prices, prices for other commodities such as industrial metals also rose. This contributed to economic growth in countries that are tied to mining and industrial commodities, such as Australia and Canada, and some Asian and Latin American emerging markets. For the 12 months under review, equity markets outside the U.S. performed strongly. The Morgan Stanley Capital International (MSCI) All Country (AC) World ex US Index rose +17.11%.3 In terms of sectors, energy and materials led equity market performance, and telecommunication services and consumer-related sectors lagged.

Investment Strategy

At Mutual Series, we are committed to our distinctive value approach to investing, which we believe can generate above-average risk-adjusted returns over time for our shareholders. Our major investment strategy is investing in undervalued stocks. When selecting undervalued equities, we are generally attracted to fundamentally strong companies with healthy balance sheets, high-quality assets, substantial free cash flow and shareholder-oriented management teams and whose stocks are trading at discounts to our assessment of the companies’ intrinsic or business value. We also look for asset rich companies whose shares may be trading at depressed levels due to concerns over short-term earnings disappointments, litigation, management strategy or other perceived negatives. This strict value approach is not only intended to improve the likelihood of upside potential, but can also help reduce the risk of substantial declines. While the vast majority of our undervalued equity investments are made in publicly traded companies globally, we may invest occasionally in privately held companies as well.

We complement this more traditional investment strategy with two others. One is distressed investing, a highly specialized field that is complex and can take many forms. The most common distressed investment the Fund undertakes is the purchase of financially troubled or bankrupt companies’ debt at a substantial discount to face value. After the financially distressed company is reorganized, often in bankruptcy court, the old debt is typically replaced with new securities issued by the financially stronger company.

The other piece of our investment strategy is participating in arbitrage situations, another highly specialized field. When companies announce mergers or takeovers, commonly referred to as “deals,” the target company may trade at a discount to the bid it ultimately accepts. One form of arbitrage involves purchasing the target company’s stock when it is trading below the value it may receive in a deal. In keeping with our commitment to a relatively conservative investment approach, we typically focus our arbitrage efforts on announced deals, and eschew rumored deals or other situations we consider relatively risky. In addition, we will generally seek to hedge the Fund’s currency exposure when we deem it advantageous, to focus our efforts on analyzing business fundamentals and assessing the value of company assets and liabilities.

Manager’s Discussion

While all three parts of our investment strategy contributed to the Fund’s performance during the year under review, our strongest contributor was our equity portfolio, most notably, our foreign holdings. Three of our best performing stock investments in 2005 included British American Tobacco (BAT), OPTI Canada and Anglo American.

London-based BAT is the world’s second-largest cigarette manufacturer behind Philip Morris. With about a 15% global market share, BAT enjoys strong market positions in Europe, North America and several emerging markets. The company’s stock appreciated 52% in local currency in 2005 as the company delivered robust operational performance driven by increasing sales volumes and an improving product mix. BAT benefited from an acceleration of its sales in emerging markets, a focused development of its higher-margin global brands, and a further reduction of its cost base. During the year, the company returned most of its free cash flow to shareholders through dividends and share buybacks. This caused a number of analysts to raise their earnings growth projections for BAT. As the year came to a close, BAT narrowed its valuation discount versus its publicly traded European peer group.

OPTI Canada (+96% in local currency) is a Calgary-based company that is developing projects in Canada’s Athabasca oil sands region. Canada’s oil sands are the largest known oil reserve base outside of Saudi Arabia and are estimated to contain 180 billion barrels of recoverable oil. While plentiful, the oil contained in this region is expensive to extract and refine and only economical to produce when oil prices are high. We were initially attracted to the company due to the asset value of the recoverable oil on its land and its proprietary low-cost refining process.

Top 10 Sectors/Industries

Mutual Shares Securities Fund Based on Equity Securities

12/31/05

% of Total Net Assets

Tobacco	10.9%

Insurance	10.1%

Media	6.9%

Commercial Banks	6.6%

Metals & Mining	5.0%

Oil, Gas & Consumable Fuels	4.2%

Food Products	3.9%

Beverages	3.5%

Pharmaceuticals	3.2%

Paper & Forest Products	3.2%

The company utilizes a patented technology to refine the oil sands into synthetic crude oil in a cost-effective manner. The company’s first project in Canada’s oil sands is a fifty-fifty joint venture with Nexen that should begin producing in 2007. OPTI Canada’s stock performed well in 2005 as the project remained on-time and on-budget, other assets in the region were purchased for large premiums, and oil prices remained high.

U.K.-headquartered Anglo American is a global mining and natural resources company with substantial interests in platinum, gold, diamonds, base and ferrous metals, coal, industrial minerals, and paper and packaging. The company is geographically diverse with operations in Africa, Europe, the Americas, Australia and Asia. The stock appreciated 66% in local currency during the year. In 2005, Anglo and its peers in the mining sector benefited from a strong commodity cycle and high metal prices driven by sustained world demand, particularly from China. Furthermore, management announced in October that the company would strategically refocus activities on its core mining businesses and return capital to shareholders. This development was positively received by investors and resulted in a reduction of the conglomerate discount traditionally given to Anglo by the markets.

Although many of our investments performed well during the year, some of the Fund’s securities underperformed during the 12 months under review. Three positions that declined include Washington Post, a U.S. newspaper and publishing company; Kindred Healthcare, a U.S. health care provider; and White Mountains Insurance Group, a U.S. insurance company.

Shares in Washington Post underperformed (-22%) as Kaplan, the company’s education business, reported limited margin expansion; and hurricane damage to the Gulf Coast negatively impacted Cable One, its cable operations. Additionally, the advertising market was soft overall, but particularly pronounced for weekly publications, which hurt revenues at Newsweek.

Kindred shares declined 14% in 2005 after the company posted disappointing results in its second and third quarters. Valuations at year-end also reflected the industry’s challenging Medicare reimbursement climate, which was pressured by record high federal deficits.4

4. A member of Franklin Mutual Advisers, Inc., serves on Kindred’s board of directors.

Top 10 Holdings

Mutual Shares Securities Fund

12/31/05

Company Sector/Industry, Country	% of Total Net Assets

Berkshire Hathaway Inc., A & B	3.6%
Insurance, U.S.

British American Tobacco PLC, ord. & ADR	3.2%
Tobacco, U.K.

Weyerhaeuser Co.	2.2%
Paper & Forest Products, U.S.

Anglo American PLC, ord. & ADR	2.1%
Metals & Mining, South Africa

White Mountains Insurance Group Inc.	1.9%
Insurance, U.S.

Altadis SA	1.9%
Tobacco, Spain

Mitsubishi UFJ Financial Group Inc.	1.8%
Commercial Banks, Japan

Reynolds American Inc.	1.7%
Tobacco, U.S.

Imperial Tobacco Group PLC	1.7%
Tobacco, U.K.

Orkla ASA	1.6%
Food Products, Norway

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments.

White Mountains’ shares weakened (-12%) largely due to the company’s exposure to areas devastated by Hurricane Katrina, which may have caused the largest total insured loss in history.

We also feel it is appropriate to comment on our currency hedging posture given our international exposure and recent exchange rate volatility. We generally seek to hedge foreign currency risks to focus Fund performance on the underlying quality of our investment decisions. We have the ability, when we believe currency values are fundamentally misaligned, to adjust this hedging ratio to capitalize on these misvaluations. While we entered 2005 less than fully hedged in foreign currencies, over the course of the year we did increase the hedges on foreign currency exposure. At period-end, we remained less than fully hedged in foreign currencies.

Thank you for your participation in Mutual Shares Securities Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2005, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the adviser makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Fund Expenses

As an investor in a variable insurance contract (“Contract”) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, redemption fees, surrender fees, transfer fees and premium taxes.

•	Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table below are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract level. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table below provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 × $7.50 = $64.50.

Mutual Shares Securities Fund – Class 1

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 1	Beginning Account Value 7/1/05	Ending Account Value 12/31/05	Fund-Level Expenses Incurred During Period* 7/1/05-12/31/05
Actual	$1,000	$1,084.60	$4.20
Hypothetical (5% return before expenses)	$1,000	$1,021.17	$4.08

*Expenses are equal to the annualized expense ratio for the Fund’s Class 1 shares (0.80%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights

Mutual Shares Securities Fund

	Year Ended December 31,
Class 1	2005	2004	2003	2002	2001

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$16.78	$15.00	$12.09	$14.08	$14.24

Income from investment operations:
Net investment income[a]	0.34	0.21	0.18	0.20	0.21
Net realized and unrealized gains (losses)	1.47	1.71	2.88	(1.78)	0.86

Total from investment operations	1.81	1.92	3.06	(1.58)	1.07

Less distributions from:
Net investment income	(0.18)	(0.14)	(0.15)	(0.12)	(0.29)
Net realized gains	(0.06)	—	—	(0.29)	(0.94)

Total distributions	(0.24)	(0.14)	(0.15)	(0.41)	(1.23)

Net asset value, end of year	$18.35	$16.78	$15.00	$12.09	$14.08

Total return[b]	10.83%	12.88%	25.48%	(11.59)%	7.31%
Ratios/supplemental data
Net assets, end of year (000’s)	$260,317	$287,324	$312,386	$288,928	$399,336
Ratios to average net assets:*
Expenses[c]	0.78%	0.75%	0.80%	0.80%	0.79%
Net investment income	1.97%	1.40%	1.33%	1.57%	1.42%
Portfolio turnover rate	19.59%	31.49%	55.71%	49.80%	54.73%
*Ratios to average net assets, excluding dividend expense on securities sold short:
Expenses	0.74%	0.73%	0.76%	0.79%	0.78%

[a]	Based on average daily shares outstanding.
[b]	Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.
[c]	Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

See notes to financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Mutual Shares Securities Fund (continued)

	Year Ended December 31,
Class 2	2005	2004	2003	2002	2001

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$16.64	$14.90	$12.02	$14.03	$14.22

Income from investment operations:
Net investment income[a]	0.29	0.18	0.14	0.16	0.15
Net realized and unrealized gains (losses)	1.46	1.68	2.88	(1.77)	0.88

Total from investment operations	1.75	1.86	3.02	(1.61)	1.03

Less distributions from:
Net investment income	(0.15)	(0.12)	(0.14)	(0.11)	(0.28)
Net realized gains	(0.06)	—	—	(0.29)	(0.94)

Total distributions	(0.21)	(0.12)	(0.14)	(0.40)	(1.22)

Net asset value, end of year	$18.18	$16.64	$14.90	$12.02	$14.03

Total return[b]	10.55%	12.63%	25.15%	(11.81)%	7.04%
Ratios/supplemental data
Net assets, end of year (000’s)	$3,596,889	$2,464,374	$1,469,745	$589,738	$262,621
Ratios to average net assets:*
Expenses[c]	1.03%	1.00%	1.05%	1.05%	1.04%
Net investment income	1.72%	1.15%	1.08%	1.32%	1.04%
Portfolio turnover rate	19.59%	31.49%	55.71%	49.80%	54.73%
*Ratios to average net assets, excluding dividend expense on securities sold short:
Expenses	0.99%	0.98%	1.01%	1.04%	1.03%

[a]	Based on average daily shares outstanding.
[b]	Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.
[c]	Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

See notes to financial statements.

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2005

Mutual Shares Securities Fund	Country	Shares/ Warrants/ Contracts	Value
Common Stocks and Other Equity Interests 81.4%
Aerospace & Defense 0.5%
[a]GenCorp Inc.	United States	273,900	$4,861,725
Northrop Grumman Corp.	United States	267,950	16,106,474

			20,968,199

Airlines 0.5%
[a]ACE Aviation Holdings Inc.	Canada	427,196	13,966,659
[a,b]ACE Aviation Holdings Inc., A, 144A	Canada	171,143	5,595,315
[a]ACE Aviation Holdings Inc., B	Canada	469	15,278
[a,c]Air Canada Inc., Contingent Distribution	Canada	89,884,400	—

			19,577,252

Beverages 3.5%
Brown-Forman Corp., A	United States	7,600	539,144
Brown-Forman Corp., B	United States	85,930	5,956,668
Coca-Cola Enterprises Inc.	United States	1,700,180	32,592,450
Diageo PLC	United Kingdom	2,887,297	41,850,766
Pernod Ricard SA	France	315,624	55,076,228

			136,015,256

Capital Markets 0.5%
Bear Stearns Cos. Inc.	United States	150,120	17,343,364

Chemicals 0.0%[d]
Koninklijke DSM NV	Netherlands	4,800	196,046

Commercial Banks 7.1%
Allied Irish Banks PLC	Ireland	1,892,200	40,702,271
Banca Intesa SpA	Italy	8,263,849	43,779,631
Bank of Ireland	Ireland	1,105,984	17,413,945
BNP Paribas SA	France	123,900	10,025,511
[a]Centennial Bank Holdings Inc.	United States	806,100	9,971,457
Danske Bank	Denmark	588,410	20,726,881
a,[e]Elephant Capital Holdings Ltd.	Japan	4,653	6,630,149
ForeningsSparbanken AB, A	Sweden	1,828,900	49,834,101
Mitsubishi UFJ Financial Group Inc.	Japan	5,122	69,433,195
[a,e]NCB Warrant Holdings Ltd., A	Japan	23,570	3,807,971

			272,325,112

Commercial Services & Supplies 1.2%
Cendant Corp.	United States	747,900	12,901,275
[a]Comdisco Holding Co. Inc.	United States	67	1,273
[c]Comdisco Holding Co. Inc., Contingent Distribution	United States	8,175,255	—
Republic Services Inc.	United States	699,100	26,251,205
[a,c]Safety Kleen Corp., Contingent Distribution	United States	63,000	—
[a]United Stationers Inc.	United States	175,900	8,531,150

			47,684,903

Computers & Peripherals 1.1%
a,[e]DecisionOne Corp.	United States	108,227	77,166
[a]Lexmark International Inc., A	United States	738,090	33,088,575
[a]Maxtor Corp.	United States	1,465,100	10,167,794

			43,333,535

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2005 (continued)

Mutual Shares Securities Fund	Country	Shares/ Warrants/ Contracts	Value
Common Stocks and Other Equity Interests (cont.)
Consumer Finance 0.5%
MBNA Corp.	United States	766,300	$20,805,045

Containers & Packaging 0.8%
Temple-Inland Inc.	United States	703,900	31,569,915

Diversified Financial Services 1.6%
Fortis Group NV	Belgium	1,545,285	49,192,180
Leucadia National Corp.	United States	277,245	13,158,048
[a,c]Marconi Corp., Contingent Distribution	United Kingdom	9,945,700	—

			62,350,228

Diversified Telecommunication Services 2.7%
[a,e,f]AboveNet Inc.	United States	56,216	1,347,127
[a,c,f]AboveNet Inc., Contingent Distribution	United States	8,697,000	—
[a,e,f]AboveNet Inc., wts., 9/08/08	United States	2,231	8,924
[a,e,f]AboveNet Inc., wts., 9/08/10	United States	2,625	2,100
Chunghwa Telecom Co. Ltd., ADR	Taiwan	512,620	9,406,577
[a,c]Global Crossing Holdings Ltd., Contingent Distribution	United States	9,005,048	—
Koninklijke KPN NV	Netherlands	726,800	7,287,776
MCI Inc.	United States	1,227,558	24,219,719
[a]NTL Inc.	United Kingdom	368,866	25,112,397
Sprint Nextel Corp.	United States	75,839	1,771,599
[a,c]Telewest Communications PLC, Contingent Distribution	United Kingdom	14,051,600	—
[a,c]Telewest Finance Ltd., Contingent Distribution	United Kingdom	1,475,000	—
[a]Telewest Global Inc.	United Kingdom	863,016	20,557,041
Verizon Communications Inc.	United States	493,700	14,870,244

			104,583,504

Electric Utilities 0.3%
E.ON AG	Germany	117,600	12,176,248
[a,b]Entegra/Union Power, 144A	United States	53,679	—

			12,176,248

Food & Staples Retailing 1.7%
Albertson’s Inc.	United States	514,820	10,991,407
Carrefour SA	France	532,178	24,936,149
[a]Kroger Co.	United States	1,629,200	30,759,296

			66,686,852

Food Products 4.1%
Cadbury Schweppes PLC	United Kingdom	1,900,794	17,969,864
General Mills Inc.	United States	287,200	14,164,704
Groupe Danone	France	154,938	16,187,111
Nestle SA	Switzerland	163,787	48,995,844
Orkla ASA	Norway	1,490,260	61,711,460

			159,028,983

Health Care Equipment & Supplies 1.6%
Guidant Corp.	United States	544,800	35,275,800
Hillenbrand Industries Inc.	United States	493,700	24,393,717

			59,669,517

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2005 (continued)

Mutual Shares Securities Fund	Country	Shares/ Warrants/ Contracts	Value
Common Stocks and Other Equity Interests (cont.)
Health Care Providers & Services 0.2%
[a,f]Kindred Healthcare Inc.	United States	140,068	$3,427,744
[a,f]Kindred Healthcare Inc., Jan. 9.07 Calls, 1/01/13	United States	67	1,031
[a,f]Kindred Healthcare Inc., Jan. 25.99 Calls, 1/01/14	United States	33	—
[a,f]Kindred Healthcare Inc., Jan. 26.00 Calls, 1/01/12	United States	101	—
[a,f]Kindred Healthcare Inc., Jul. 23.75 Calls, 7/17/11	United States	450	325
[a,f]Kindred Healthcare Inc., wts., Series A, 4/20/06	United States	12,897	249,454
[a,f]Kindred Healthcare Inc., wts., Series B, 4/20/06	United States	32,243	529,914
MDS Inc.	Canada	240,900	4,168,028
UnitedHealth Group Inc.	United States	280	17,399

			8,393,895

Hotels, Restaurants & Leisure 0.7%
[a]FHC Delaware Inc.	United States	139,062	483,365
Hilton Group	United Kingdom	2,968,537	18,577,510
[a,c]Trump Atlantic, Contingent Distribution	United States	10,786,000	406,632
[a]Trump Entertainment Resorts Inc.	United States	375,490	7,558,614

			27,026,121

Industrial Conglomerates 2.0%
Siemens AG	Germany	323,100	27,681,665
Tyco International Ltd.	United States	1,664,700	48,043,242

			75,724,907

Insurance 10.1%
[a]Alleghany Corp.	United States	22,436	6,371,824
[a]Berkshire Hathaway Inc., A	United States	151	13,381,620
[a]Berkshire Hathaway Inc., B	United States	42,667	125,248,979
[a]Conseco Inc.	United States	775,900	17,977,603
Hartford Financial Services Group Inc.	United States	579,200	49,747,488
Montpelier Re Holdings Ltd.	Bermuda	155,447	2,937,948
Nationwide Financial Services Inc., A	United States	840,600	36,986,400
Old Republic International Corp.	United States	1,899,700	49,886,122
[a,e]Olympus Re Holdings Ltd.	Bermuda	16,280	301,180
Prudential Financial Inc.	United States	191,900	14,045,161
White Mountains Insurance Group Inc.	United States	130,649	72,973,999

			389,858,324

Leisure Equipment & Products 0.6%
Mattel Inc.	United States	1,414,030	22,369,955

Machinery 1.6%
Deere & Co.	United States	682,170	46,462,599
Federal Signal Corp.	United States	949,100	14,245,991

			60,708,590

Media 6.9%
[a]Cablevision Systems Corp., A	United States	403,200	9,463,104
Clear Channel Communications Inc.	United States	1,100,200	34,601,290
[a]Comcast Corp., A	United States	686,700	17,641,323
E.W. Scripps Co., A	United States	84,032	4,035,217
[a]EchoStar Communications Corp., A	United States	293,400	7,971,678
Hollinger International Inc.	United States	610,420	5,195,895
Knight Ridder Inc.	United States	81,700	5,171,610
[a]Liberty Media Corp., A	United States	4,245,690	33,413,580

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2005 (continued)

Mutual Shares Securities Fund	Country	Shares/ Warrants/ Contracts	Value
Common Stocks and Other Equity Interests (cont.)
Media (cont.)
News Corp., A	United States	3,253,000	$50,584,150
Omnicom Group Inc.	United States	118,300	10,070,879
[e]Time Warner Inc.	United States	2,481,400	42,410,104
[a]TVMAX Holdings Inc.	United States	35,609	35,609
Viacom Inc., B	United States	438,900	14,308,140
Washington Post Co., B	United States	41,469	31,723,785

			266,626,364

Metals & Mining 4.7%
Anglo American PLC	South Africa	2,413,457	82,172,670
Anglo American PLC, ADR	South Africa	200	6,956
Barrick Gold Corp.	Canada	30,200	841,674
Dofasco Inc.	Canada	294,109	16,442,573
Falconbridge Ltd.	Canada	122,539	3,637,267
Freeport-McMoRan Copper & Gold Inc., B	United States	111,600	6,004,080
[a]Glamis Gold Ltd.	Canada	236,900	6,516,126
Gold Fields Ltd.	South Africa	53,500	945,286
Goldcorp Inc.	Canada	312,375	6,960,549
[a]Goldcorp Inc., wts., 5/30/07	Canada	221,465	924,121
[a]Harmony Gold Mining Co. Ltd., ADR	South Africa	204,700	2,671,335
Newmont Mining Corp.	United States	698,940	37,323,396
Placer Dome Inc.	Canada	683,551	15,655,276

			180,101,309

Multi-Utilities & Unregulated Power 0.4%
NorthWestern Corp.	United States	110,383	3,429,600
[a,c]NorthWestern Corp., Contingent Distribution	United States	3,348,000	284,580
Suez SA	France	327,350	10,192,126

			13,906,306

Oil, Gas & Consumable Fuels 4.8%
[a]Anchor Resources LLC	United States	6,820	—
BP PLC	United Kingdom	803,000	8,551,617
BP PLC, ADR	United Kingdom	5,100	327,522
Burlington Resources Inc.	United States	374,770	32,305,174
Oil & Natural Gas Corp. Ltd.	India	514,700	13,440,310
[a]OPTI Canada	Canada	1,818,475	59,718,825
Pogo Producing Co.	United States	317,700	15,824,637
Statoil ASA	Norway	437,557	10,048,201
Suncor Energy Inc.	Canada	221,224	13,955,213
Total SA, B	France	76,970	19,335,862
Vintage Petroleum Inc.	United States	216,390	11,540,079

			185,047,440

Paper & Forest Products 3.2%
International Paper Co.	United States	1,026,100	34,487,221
Potlatch Corp.	United States	57,560	2,934,409
Weyerhaeuser Co.	United States	1,292,100	85,717,914

			123,139,544

Pharmaceuticals 3.2%
Bristol-Myers Squibb Co.	United States	801,180	18,411,117
[a]IVAX Corp.	United States	78,700	2,465,671
Merck & Co. Inc.	United States	273,700	8,706,397

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2005 (continued)

Mutual Shares Securities Fund	Country	Shares/ Warrants/ Contracts	Value
Common Stocks and Other Equity Interests (cont.)
Pharmaceuticals (cont.)
Pfizer Inc.	United States	1,861,810	$43,417,409
Sanofi-Aventis	France	173,657	15,213,204
Valeant Pharmaceuticals International	United States	1,144,800	20,697,984
Wyeth	United States	347,100	15,990,897

			124,902,679

Real Estate 0.8%
[a]Alexander’s Inc.	United States	7,800	1,914,900
Canary Wharf Group PLC	United Kingdom	1,535,898	6,341,845
Fieldstone Investment Corp.	United States	449,300	5,328,698
[a,e]Security Capital European Realty	Luxembourg	1,120	8,140
Shurgard Storage Centers Inc., A	United States	69,000	3,912,990
St. Joe Co.	United States	160,000	10,755,200
Ventas Inc.	United States	59,000	1,889,180

			30,150,953

Road & Rail 1.1%
[e]Florida East Coast Industries Inc.	United States	1,001,113	40,296,300

Software 0.7%
Microsoft Corp.	United States	1,072,000	28,032,800

Textiles Apparel & Luxury Goods 0.2%
Reebok International Ltd.	United States	126,400	7,360,272

Thrifts & Mortgage Finance 1.6%
Hudson City Bancorp Inc.	United States	2,322,253	28,145,706
Sovereign Bancorp Inc.	United States	1,457,200	31,504,664

			59,650,370

Tobacco 10.9%
Altadis SA	Spain	1,573,026	71,360,533
Altria Group Inc.	United States	633,437	47,330,412
British American Tobacco PLC	United Kingdom	5,486,867	122,718,440
British American Tobacco PLC, ADR	United Kingdom	4,300	193,672
Imperial Tobacco Group PLC	United Kingdom	2,140,709	63,973,409
KT&G Corp.	South Korea	675,660	30,211,894
[b]KT&G Corp., GDR, 144A	South Korea	871,300	19,168,600
Reynolds American Inc.	United States	684,800	65,281,984

			420,238,944

Total Common Stocks and Other Equity Interests (Cost $2,501,668,796)			3,137,849,032

Preferred Stocks 0.4%
Diversified Telecommunication Services 0.0%[d]
PTV Inc., 10.00%, A, pfd.	United Kingdom	17,300	36,330

Electric Utilities 0.0%[d]
[a]Montana Power Co., 8.45%, pfd.	United States	17,650	145,612

Metals & Mining 0.4%
[e,f]Esmark Inc., Series A, 10.00%, cvt. pfd.	United States	12,918	13,546,332
Falconbridge Ltd., 6.00%, cvt. pfd., 1	Canada	8,481	214,146
Falconbridge Ltd., 6.25%, cvt. pfd., 2	Canada	8,481	214,145
Falconbridge Ltd., 6.50%, cvt. pfd., 3	Canada	4,240	107,484

			14,082,107

Total Preferred Stocks (Cost $14,069,006)			14,264,049

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2005 (continued)

Mutual Shares Securities Fund	Country	Principal Amount[j]		Value
Corporate Bonds & Notes 1.1%
[b]ACE Aviation Holdings Inc., cvt., 144A, 4.25%, 6/1/35	Canada	1,266,000	CAD	$1,067,435
[g]Collins & Aikman Products Co.,
Revolver, FRN, 10.75%, 8/31/09	United States	279,800		271,406
Tranche B1 Term Loan, FRN, 10.75%, 8/31/11	United States	655,200		635,544
Dana Corp.,
5.85%, 1/15/15	United States	3,165,000		2,262,975
7.00%, 3/01/29	United States	437,000		315,733
[e]DecisionOne Corp., 144A, 12.00%, 4/15/10	United States	117,480		117,480
Entegra/Union Power,
Term Loan A, 4.00%, 6/01/12	United States	2,734,577		2,351,736
Term Loan B, 9.00%, 6/01/20	United States	2,633,296		2,264,635
Eurotunnel PLC,
Participating Loan Note, 1.00%, 4/30/40	United Kingdom	58,000	GBP	9,480
[b,g]Senior Tranche G2 Term Loan A, 144A, FRN, 5.6176%, 12/15/12	United Kingdom	205,700	GBP	340,625
[g]Tier 2, FRN, 5.796%, 12/31/18	United Kingdom	584,056	GBP	854,114
[g]Tier 3, FRN, 5.796%, 12/31/25	United Kingdom	8,725,540	GBP	7,055,572
Eurotunnel SA,
Senior Tranche H1 Term Loan (KfW Advance), 8.78%, 12/15/12	France	333,300	EUR	374,848
[g]Tier 2 LIBOR, FRN, 3.393%, 12/31/18	France	60,952	EUR	61,334
[g]Tier 2 PIBOR, FRN, 3.393%, 12/31/18	France	45,056	EUR	45,338
[g]Tier 3 LIBOR, FRN, 3.393%, 12/31/25	France	9,159,534	EUR	5,096,452
[g]Tier 3 PIBOR, FRN, 3.393%, 12/31/25	France	2,036,795	EUR	1,133,292
[g]Motor Coach Industries International Inc., FRN, 17.406%, 12/01/08	United States	11,491,548		10,916,970
Trump Entertaiment Resorts Inc., 8.50%, 5/20/15	United States	7,730,630		7,576,017
TVMAX Holdings Inc., PIK,
11.50%, 1/16/06	United States	25,087		25,087
[h]14.00%, 1/16/06	United States	134,988		134,988

Total Corporate Bonds & Notes (Cost $46,874,876)				42,911,061

Corporate Bonds & Notes in Reorganization 1.0%
[i]Adelphia Communications Corp.,
9.25%, 10/01/02	United States	3,536,000		1,980,160
8.125%, 7/15/03	United States	1,895,000		1,080,150
7.50%, 1/15/04	United States	350,000		199,500
9.50%, 2/15/04	United States	1,000,000		567,500
10.50%, 7/15/04	United States	5,577,000		3,178,890
9.875%, 3/01/05	United States	504,000		286,020
10.25%, 11/01/06	United States	1,823,000		1,020,880
9.875%, 3/01/07	United States	242,000		137,940
8.375%, 2/01/08	United States	1,238,000		705,660
7.75%, 1/15/09	United States	2,918,000		1,648,670
7.875%, 5/01/09	United States	3,372,000		1,871,460
9.375%, 11/15/09	United States	3,572,000		2,107,480
10.875%, 10/01/10	United States	1,611,000		910,215
10.25%, 6/15/11	United States	2,227,000		1,347,335
[i]Armstrong World Industries Inc.,
6.35%, 8/15/03	United States	5,557,000		4,001,040
6.50%, 8/15/05	United States	443,000		314,530
9.75%, 4/15/08	United States	1,165,000		862,100
7.45%, 5/15/29	United States	693,000		512,820
Revolver, 10/29/03	United States	888,525		623,078
Trade Claim	United States	2,382,700		1,658,955
[i]Century Communications Corp.,
8.875%, 1/15/07	United States	115,000		110,400

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2005 (continued)

Mutual Shares Securities Fund	Country	Shares/ Principal Amount[j]		Value
Corporate Bonds & Notes in Reorganization (cont.)
[i]Century Communications Corp. (cont.)
8.75%, 10/01/07	United States	1,145,000		$1,076,300
8.375%, 12/15/07	United States	90,000		86,400
senior note, 9.50%, 3/01/05	United States	245,000		237,650
Series B, zero cpn., 1/15/08	United States	1,735,000		962,925
zero cpn., 3/15/03	United States	2,157,000		1,833,450
[h,i]Owens Corning, Revolver, 6/26/02	United States	5,749,845		8,049,782
[i]Safety Kleen Services, senior sub. note, 9.25%, 6/01/08	United States	5,000		2

Total Corporate Bonds & Notes in Reorganization (Cost $39,387,504)				37,371,292

Companies in Liquidation 0.0%[d]
[a]Peregrine Investments Holdings Ltd., 6.70%, 1/15/98	Hong Kong	5,000,000	JPY	1,271
[a]PIV Investment Finance (Cayman) Ltd.	Hong Kong	12,200,000		732,000
[a]United Cos. Financial Corp., Bank Claim	United States	9,660		—

Total Companies in Liquidation (Cost $—)				733,271

Government Agencies 15.1%
[k,l]Federal Home Loan Bank, 0.00% - 2.26%, 1/03/06 - 1/26/07	United States	578,081,000		573,640,243
Federal Home Loan Mortgage Corp., 2.50%, 05/19/06	United States	5,000,000		4,961,210
[l]U.S. Treasury Bills, 2/02/06 - 2/16/06	United States	5,000,000		4,979,633

Total Government Agencies (Cost $584,388,823)				583,581,086

Total Investments (Cost $3,186,389,005) 99.0%				3,816,709,791
Options Written 0.0%[d]				(8,500)
Securities Sold Short (2.0)%				(75,455,485)
Net Unrealized Gain/Loss on Forward Exchange Contracts 0.4%				14,125,573
Other Assets, less Liabilities 2.6%				101,834,358

Net Assets 100.0%				$3,857,205,737

		Contracts

[m]Options Written 0.0%[d]
Media 0.0%[d]
Cablevision Systems Corp., Jan. 22.50 Puts, 1/21/06	United States	100		$4,500

Pharmaceuticals 0.0%[d]
Pfizer Inc., Jan. 22.50 Puts, 1/21/06	United States	200		4,000

Total Options Written (Premium Received $24,199)				8,500

		Shares
[n]Securities Sold Short 2.0%
Commercial Banks 0.5%
Bank of America Corp.	United States	385,629		17,796,778

Computers & Peripherals 0.3%
Seagate Technology	United States	542,100		10,836,579

Food Products 0.3%
Kraft Foods Inc., A	United States	363,654		10,233,224

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2005 (continued)

Mutual Shares Securities Fund	Country	Shares	Value
Securities Sold Short (cont.)
Health Care Equipment & Supplies 0.1%
Alcon Inc.	Switzerland	$43,400	$5,624,640

Health Care Providers & Services 0.0%[d]
WellPoint Inc.	United States	21	1,676

Metals & Mining 0.1%
Inco Ltd.	Canada	64,169	2,788,036

Oil, Gas & Consumable Fuels 0.6%
ConocoPhillips	United States	270,360	15,729,545
Occidental Petroleum Corp.	United States	90,880	7,259,494

			22,989,039

Pharmaceuticals 0.0%[d]
Teva Pharmaceutical Industries Ltd., ADR	Israel	33,400	1,436,534

Real Estate 0.1%
Public Storage Inc.	United States	55,360	3,748,979

Total Securities Sold Short (Proceeds $76,339,535)			$75,455,485

Currency Abbreviations

CAD - Canadian Dollar

EUR -  Euro

GBP - British Pound

JPY -   Japanese Yen

Selected Portfolio Abbreviations

ADR -	American Depository Receipt
FRN -	Floating Rate Note
GDR -	Global Depository Receipt
LIBOR -	London InterBank Offered Rate
PIBOR -	Paris InterBank Offered Rate
PIK -	Payment In Kind

aNon-income producing.

bSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At December 31, 2005, the aggregate value of these securities was $26,171,975, representing 0.68% of net assets.

cContingent Distributions represent the right to receive additional distributions, if any, during the reorganization of the underlying company. Shares represent total underlying principal of debt securities.

dRounds to less than 0.05% of net assets.

eSee Note 10 regarding restricted and illiquid securities.

fSee Note 12 regarding other considerations.

gThe coupon rate shown represents the rate at period end.

hSee Note 11 regarding unfunded loan commitments

iSee Note 9 regarding defaulted securities.

jThe principal amount is stated in U.S. dollars unless otherwise indicated.

kSee Note 1(f) regarding securities segregated with broker for securities sold short.

lA portion or all of the security is traded on a discount basis with no stated coupon rate.

mSee Note 1(e) regarding written options.

nSee Note 1(f) regarding securities sold short.

See notes to financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements

Statement of Assets and Liabilities

December 31, 2005

Mutual Shares Securities Fund
Assets:
Investments in securities:
Cost	$3,186,389,005

Value (includes securities segregated with broker for securities sold short in the amount of $48,976,952)	$3,816,709,791
Cash	392,058
Foreign currency, at value (cost $15,202,238)	15,202,238
Receivables:
Investment securities sold	15,513,922
Capital shares sold	2,512,253
Dividends and interest	5,747,948
Unrealized gain on unfunded loan commitments (Note 11)	228,936
Unrealized gain on forward exchange contracts (Note 8)	19,114,875
Cash on deposit with brokers for securities sold short	81,003,063
Due from broker - synthetic equity swaps	5,470,973

Total assets	3,961,896,057

Liabilities:
Payables:
Investment securities purchased	18,638,355
Capital shares redeemed	1,376,411
Affiliates	3,703,417
Securities sold short, at value (proceeds $76,339,535)	75,455,485
Options written, at value (premiums received $24,199)	8,500
Unrealized loss on forward exchange contracts (Note 8)	4,989,302
Deferred tax	112,380
Accrued expenses and other liabilities	406,470

Total liabilities	104,690,320

Net assets, at value	$3,857,205,737

Net assets consist of:
Paid-in capital	$3,030,248,195
Undistributed net investment income	50,700,928
Net unrealized appreciation (depreciation)	646,313,398
Accumulated net realized gain (loss)	129,943,216

Net assets, at value	$3,857,205,737

Class 1:
Net assets, at value	$260,317,064

Shares outstanding	14,189,811

Net asset value per share	$18.35

Class 2:
Net assets, at value	$3,596,888,673

Shares outstanding	197,887,695

Net asset value per share	$18.18

See notes to financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Operations

for the period ended December 31, 2005

Mutual Shares Securities Fund
Investment income:
Dividends	$60,609,646
Interest	28,263,803
Other income (Note 13)	72,434

Total investment income	88,945,883

Expenses:
Management fees (Note 3a)	19,424,964
Administrative fees (Note 3b)	3,003,120
Distribution fees - Class 2 (Note 3c)	7,428,792
Custodian fees (Note 4)	386,200
Reports to shareholders	595,400
Professional fees	236,769
Trustees’ fees and expenses	19,000
Dividends on securities sold short	1,413,473
Other	157,677

Total expenses	32,665,395
Expense reductions (Note 4)	(18,006)

Net expenses	32,647,389

Net investment income	56,298,494

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	101,722,871
Written options	255,994
Securities sold short	(1,103,072)
Foreign currency transactions	16,884,774

Net realized gain (loss)	117,760,567

Net change in unrealized appreciation (depreciation) on:
Investments	146,058,546
Translation of assets and liabilities denominated in foreign currencies	28,761,727
Change in deferred taxes on unrealized appreciation	(108,803)

Net change in unrealized appreciation (depreciation)	174,711,470

Net realized and unrealized gain (loss)	292,472,037

Net increase (decrease) in net assets resulting from operations	$348,770,531

See notes to financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statements of Changes in Net Assets

	Mutual Shares Securities Fund
	Year Ended December 31,
	2005	2004

Increase (decrease) in net assets:
Operations:
Net investment income	$56,298,494	$25,980,773
Net realized gain (loss) from investments, written options, securities sold short, and foreign currency transactions	117,760,567	56,418,661
Net change in unrealized appreciation (depreciation) on investments and translation of assets and liabilities denominated in foreign currencies, and deferred taxes	174,711,470	201,178,475

Net increase (decrease) in net assets resulting from operations	348,770,531	283,577,909

Distributions to shareholders from:
Net investment income:
Class 1	(2,826,464)	(2,575,038)
Class 2	(26,109,168)	(14,440,220)
Net realized gains:
Class 1	(894,708)	—
Class 2	(9,780,252)	—

Total distributions to shareholders	(39,610,592)	(17,015,258)

Capital share transactions: (Note 2)
Class 1	(50,520,715)	(56,995,395)
Class 2	846,868,000	760,000,491

Total capital share transactions	796,347,285	703,005,096

Net increase (decrease) in net assets	1,105,507,224	969,567,747
Net assets
Beginning of year	2,751,698,513	1,782,130,766

End of year	$3,857,205,737	$2,751,698,513

Undistributed net investment income included in net assets:
End of year	$50,700,928	$26,174,774

See notes to financial statements.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements

Mutual Shares Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of twenty-two separate series. The Mutual Shares Securities Fund (the Fund) included in this report is diversified. The financial statements of the remaining funds in the series are presented separately. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. As of December 31, 2005, 53.37% of the Fund’s shares were sold through one insurance company.

The following summarizes the Fund’s significant accounting policies.

a. Security Valuation

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market.

Corporate debt securities and government securities generally trade in the over-the-counter market rather than on a securities exchange. The Trust may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Trust’s pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust’s Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust’s Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Mutual Shares Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

b. Foreign Currency Translation (continued)

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Foreign Currency Contracts

The Fund may enter into forward exchange contracts to hedge against fluctuations in foreign exchange rates. A forward exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. These contracts are valued daily by the Fund and the net unrealized gain or loss on the contracts, as measured by the difference between the contractual forward foreign exchange rates and the forward rates at the reporting date, is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.

d. Synthetic Equity Swaps

The Fund may engage in synthetic equity swaps. Synthetic equity swaps are contracts entered into between a broker and the Fund under which the parties agree to make payments to each other so as to replicate the economic consequences that would apply had a purchase or sale of the underlying security taken place. Upon entering into synthetic equity swaps, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (“initial margin”). Subsequent payments known as “variation margin”, are made or received by the Fund periodically, depending on fluctuations in the value of the underlying security. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The risks of entering into synthetic equity swaps include unfavorable price movements in the underlying securities or the inability of the counterparties to fulfill their obligations under the contract.

e. Options

The Fund may purchase or write options. Options are contracts entitling the holder to purchase or sell a specified number of shares or units of a particular security at a specified price. Options purchased are recorded as investments; options written (sold) are recorded as liabilities. Upon closing of an option, other than by exercise, which results in a cash settlement, the difference between the premium (original option value) and the settlement proceeds is realized as a gain or loss. When securities are acquired or delivered upon exercise of an option, the acquisition cost or sale proceeds are adjusted by the amount of the premium. When an option is closed, the difference between the premium and the cost to close the position is realized as a gain or loss. When an option expires, the premium is realized as a gain for options written or as a loss for options purchased. The risks include the possibility there may be an illiquid options market or the inability of the counterparties to fulfill their obligations under the contract. Writing options involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Mutual Shares Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

f. Securities Sold Short

The Fund is engaged in selling securities short, which obligates the Fund to replace a borrowed security with the same security at current market value. The Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale and the Fund must maintain a deposit with broker consisting of cash and securities having a value equal to a specified percentage of the value of the securities sold short. The Fund is obligated to pay the counterparty any dividends or interest due on securities sold short. Such dividends and interest are recorded as an expense to the Fund.

g. Income and Deferred Taxes

No provision has been made for U.S. income taxes because the Fund’s policy is to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

The Fund is subject to a tax imposed on net realized gains on securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these securities in an amount that would be payable if the securities were disposed of on the valuation date.

Foreign securities held by the Fund may be subject to foreign taxation. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.

h. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income and dividends declared on securities sold short are recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Such distributions are reinvested in additional shares of the Fund. Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with generally accepted accounting principles. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each Fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Mutual Shares Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

i. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

j. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

At December 31, 2005, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2005		2004
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	127,695	$2,171,881	96,496	$1,497,941
Shares issued in reinvestment of distributions	219,021	3,721,172	170,194	2,575,038
Shares redeemed	(3,282,900)	(56,413,768)	(3,961,676)	(61,068,374)

Net increase (decrease)	(2,936,184)	$(50,520,715)	(3,694,986)	$(56,995,395)

Class 2 Shares:
Shares sold	52,207,089	$888,567,970	53,881,612	$827,334,586
Shares issued in reinvestment of distributions	2,128,671	35,889,392	960,760	14,440,220
Shares redeemed	(4,560,707)	(77,589,362)	(5,377,508)	(81,774,315)

Net increase (decrease)	49,775,053	$846,868,000	49,464,864	$760,000,491

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Mutual Advisers, LLC (Franklin Mutual)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Mutual Shares Securities Fund

3. TRANSACTIONS WITH AFFILIATES (continued)

a. Management Fees

The Fund pays an investment management fee to Franklin Mutual of 0.60% per year of the average daily net assets of the Fund.

b. Administrative Fees

The Fund pays an administrative fee to FT Services based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.150%	Up to and including $200 million
0.135%	Over $200 million, up to and including $700 million
0.100%	Over $700 million, up to and including $1.2 billion
0.075%	In excess of $1.2 billion

c. Distribution Fees

The Fund’s Board of Trustees has adopted a distribution plan for Class 2 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plan, the Fund pays Distributors for costs incurred in connection with the sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets. The Board of Trustees has set the current rate at 0.25% per year.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2005, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

For tax purposes, realized currency losses occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At December 31, 2005, the Fund deferred realized currency losses of $203,542.

The tax character of distributions paid during the years ended December 31, 2005 and 2004, was as follows:

	2005	2004
Distributions paid from:
Ordinary Income	$30,820,547	$17,015,258
Long term capital gain	8,790,045	—

	$39,610,592	$17,015,258

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Mutual Shares Securities Fund

5. INCOME TAXES (continued)

At December 31, 2005, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments	$3,190,170,213

Unrealized appreciation	$690,708,823
Unrealized depreciation	(64,169,245)

Net unrealized appreciation (depreciation)	$626,539,578

Undistributed ordinary income	$84,867,199
Undistributed long term capital gains	113,637,059

Distributable earnings	$198,504,258

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities, foreign currency transactions, bond discounts and premiums and certain dividends on securities sold short.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of defaulted securities, wash sales, foreign currency transactions, bond discounts and premiums and certain dividends on securities sold short.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities and securities sold short) for the year ended December 31, 2005, aggregated $1,648,206,244 and $503,987,784, respectively.

Transactions in options written during the year ended December 31, 2005, were as follows:

	Number of Contracts	Premium
Options outstanding at December 31, 2004	642	$87,780
Options written	63,346	419,930
Options expired	(60,376)	(160,941)
Options terminated in closing transactions	(2,763)	(256,993)
Options exercised	(549)	(65,577)

Options outstanding at December 31, 2005	300	$24,199

7. SYNTHETIC EQUITY SWAPS

As of December 31, 2005, the Fund had the following synthetic equity swaps outstanding:

Contracts to Buy	Number of Contracts	Notional Value	Unrealized Gain (Loss)
Christian Dior SA (46.76 - 54.99 EUR)	30,500	$2,711,668	$946,771
O2 Plc (1.96 - 1.97 GBP)	7,817,240	26,629,357	203,041

Total contracts to buy			$1,149,812

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Mutual Shares Securities Fund

7. SYNTHETIC EQUITY SWAPS (continued)

Contracts to Sell	Number of Contracts	Notional Value	Unrealized Gain (Loss)
LVMH Moet Hennessy Louis Vuitton (54.61 - 61.76 EUR)	30,434	$2,703,998	$(612,065)

Total contracts to sell			$(612,065)

Net unrealized gain (loss)			$537,747

8. FORWARD EXCHANGE CONTRACTS

At December 31, 2005, the Fund had outstanding forward exchange contracts as set out below.

Contracts to Buy		Contract Amount[a]	Settlement Date	Unrealized Gain (Loss)
5,663,526	Canadian Dollar	4,804,326	1/23/06	$71,904
2,218,480,000	Korean Won	2,200,000	3/22/06	4,058

				$75,962

Contracts to Sell		Contract Amount[a]	Settlement Date	Unrealized Gain (Loss)
3,500,000	Euro	4,149,705	1/17/06	$2,001
23,580,000	Euro	29,140,221	1/23/06	1,187,040
28,946,012	Swiss Franc	23,225,000	2/02/06	1,113,859
31,225,000	British Pound	55,988,895	2/15/06	2,274,790
13,230,979	Canadian Dollar	11,459,767	2/15/06	60,445
20,800,000	Euro	25,242,203	2/27/06	537,509
42,537,163	Norwegian Krone	6,329,935	3/06/06	4,499
33,882,195	Euro	40,361,451	3/15/06	140,748
339,359,604	Swedish Krona	43,440,626	3/15/06	495,945
105,402,655	Danish Krone	17,940,889	3/17/06	1,144,974
24,150,000	British Pound	42,543,514	4/04/06	992,598
24,749,594	Euro	31,091,307	4/25/06	1,599,918
56,651,945	Norwegian Krone	8,806,458	5/08/06	351,796
30,000,000	British Pound	52,281,000	5/15/06	641,594
45,689,332	Euro	56,776,183	5/23/06	2,246,534
9,160,480	Norwegian Krone	1,400,000	6/06/06	30,680
7,660,000	Euro	9,304,369	6/15/06	150,286
3,788,622,302	Japanese Yen	34,654,455	6/28/06	1,808,451
4,400,000	Euro	5,271,255	7/17/06	3,751
36,098,834	British Pound	63,003,197	8/14/06	794,613
17,517,871	Euro	21,840,492	8/23/06	826,881
11,426,980	British Pound	19,983,080	9/08/06	284,228
22,135,559	Euro	28,038,388	9/13/06	1,455,460
36,209,800	Euro	44,453,834	10/18/06	890,313

				19,038,913

Unrealized gain on forward exchange contracts				$19,114,875

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Mutual Shares Securities Fund

8. FORWARD EXCHANGE CONTRACTS (continued)

Contracts to Buy		Contract Amount[a]	Settlement Date	Unrealized Gain (Loss)
4,955,140,000	Korean Won	4,820,000	1/18/06	$(99,181)

Contracts to Sell		Contract Amount[a]	Settlement Date	Unrealized Gain (Loss)
117,152,812	Canadian Dollar	97,391,281	1/23/06	$(3,475,917)
94,108,039	Norwegian Krone	13,962,617	2/06/06	(9,992)
26,951,896	Canadian Dollar	23,002,841	2/15/06	(217,917)
4,719,782	South African Rand	725,000	2/15/06	(18,307)
84,500,000	Norwegian Krone	12,551,245	3/06/06	(14,222)
17,210,174	Euro	20,282,577	3/15/06	(172,731)
22,824,002,850	Korean Won	22,068,800	3/22/06	(606,829)
91,000,000	Norwegian Krone	13,571,961	6/06/06	(30,837)
105,163,200	Japanese Yen	900,000	6/28/06	(11,727)
34,247,455	Euro	40,668,043	7/17/06	(331,642)

				(4,890,121)

Unrealized loss on forward exchange contracts				(4,989,302)

Net unrealized gain on forward exchange contracts				$14,125,573

[a]	In U.S. Dollar unless otherwise indicated.

9. CREDIT RISK AND DEFAULTED SECURITIES

The Fund may purchase the pre-default or defaulted debt of distressed companies. Distressed companies are financially troubled and are about to be/or are already involved in financial restructuring or bankruptcy. The Fund does not accrue income on these securities, if it becomes probable that the income will not be collected. The risks of purchasing these securities are that the issuer is unable to meet its obligation and any subsequent bankruptcy proceeding may result in unfavorable consequences to the Fund. At December 31, 2005, the value of these securities was $37,371,292, representing 0.97% of the Fund’s net assets. For information as to specific securities, see the accompanying Statement of Investments.

10. RESTRICTED AND ILLIQUID SECURITIES

At December 31, 2005, investments in securities included issues that are restricted and illiquid. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration under the Securities Act of 1933, unless the sale is pursuant to an exemption under the 1933 Act. The Fund has registration rights for all restricted securities held at period end. The issuer generally incurs all registration costs.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Mutual Shares Securities Fund

10. RESTRICTED AND ILLIQUID SECURITIES (continued)

A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. At December 31, 2005, the Fund held investments in restricted and illiquid securities, valued in accordance with procedures approved by the Trust’s Board of Trustees as reflecting fair value, as follows:

Principal Amount, Shares and Warrants	Issuer	Acquisition Date	Cost	Value
56,216	AboveNet Inc.	10/02/01	$2,933,131	$1,347,127
2,231	AboveNet Inc., wts., 9/08/08	10/02/01	279,787	8,924
2,625	AboveNet Inc., wts., 9/08/10	10/02/01	300,103	2,100
108,227	DecisionOne Corp.	3/12/99	76,619	77,166
117,480	DecisionOne Corp., 144A, 12.00%, 4/15/10	3/12/99	418,645	117,480
4,653	Elephant Capital Holdings Ltd.	8/29/03	—	6,630,149
12,918	Esmark Inc., Series A, 10.00%, cvt. pfd.	11/08/04	12,918,000	13,546,332
1,001,113	Florida East Coast Industries Inc.	5/05/97	30,413,544	40,296,300
23,570	NCB Warrant Holdings Ltd., A	12/16/05	—	3,807,971
16,280	Olympus Re Holdings Ltd.	12/19/01	1,628,000	301,180
1,120	Security Capital European Realty	4/08/98	61,302	8,140
2,481,400	Time Warner Inc.	8/02/05	42,858,843	42,410,104

	Total Restricted and Illiquid Securities (2.81% of Net Assets)			$108,552,973

11. UNFUNDED LOAN COMMITMENTS

The Fund may enter into certain credit agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrowers’ discretion.

At December 31, 2005, unfunded commitments were as follows:

Borrower	Unfunded Commitment
Entegra Power Group LLC, Project L/C Loan Facility	$744,600
Entegra Power Group LLC, Project W/C Loan Facility	111,690
Mirant Corp., 4 Year Revolver, 7/17/05	80,367
Owens Corning, Revolver, 6/26/02	328,414
TVMAX Holdings Inc., PIK, 14.00%, 1/16/06	6

$1,265,077

Unfunded loan commitments are marked to market daily and any unrealized gain or loss is included in the Statement of Assets and Liabilities and Statement of Operations.

12. OTHER CONSIDERATIONS

Directors or employees of Franklin Mutual, the Fund’s Investment Manager, may serve as members on the board of directors of certain companies in which the Fund invests and/or may represent the Fund in certain corporate negotiations. At December 31, 2005, such individuals serve in one or more of these capacities for AboveNet Inc., Esmark Inc., and Kindred Healthcare Inc. As a result of this involvement, such individuals may be in possession of certain material non-public information which, pursuant to the Fund’s policies and the requirements of the federal securities laws, could prevent the Fund from trading in the securities of such companies for limited or extended periods of time.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Mutual Shares Securities Fund

13. REGULATORY MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares, Franklin Resources, Inc. and certain of its subsidiaries (collectively, the “Company”), entered into settlements with certain of those regulators.

Specifically, the Company entered into settlements with the Securities and Exchange Commission (“SEC”) concerning market timing (the “August 2, 2004 SEC Order”) and marketing support payments to securities dealers who sell fund shares (the “December 13, 2004 SEC Order”) and with the California Attorney General’s Office (“CAGO”) concerning marketing support payments to securities dealers who sell fund shares (the “CAGO Settlement”). Under the terms of the settlements with the SEC and the CAGO, the Company retained an Independent Distribution Consultant (“IDC”) to develop a plan for distribution of the respective settlement monies. The CAGO approved the distribution plan under the CAGO Settlement and, in accordance with the terms and conditions of that settlement, the monies were disbursed to the relevant funds and are recorded as other income in the current period. The SEC has not yet approved the distribution plan pertaining to the December 13, 2004 SEC Order. When approved, disbursements of settlement monies will be made promptly to the relevant funds, in accordance with the terms and conditions of that order. The IDC continues to develop the plan of distribution under the August 2, 2004 SEC Order that resolved the SEC’s market timing investigation.

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, directors, and/or employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.) relating to the industry practices referenced above, as well as to allegedly excessive advisory fees, commissions, and/or 12b-1 fees. The lawsuits were filed in different courts throughout the country. Many of those suits are now pending in a multi-district litigation in the United States District Court for the District of Maryland.

The Company and fund management strongly believe that the claims made in each of the private lawsuits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Trust, it is committed to making the Trust or its shareholders whole, as appropriate.

Franklin Templeton Variable Insurance Products Trust

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Mutual Shares Securities Fund (one of the funds constituting Franklin Templeton Variable Insurance Products Trust, hereafter referred to as the “Fund”) at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 10, 2006

Franklin Templeton Variable Insurance Products Trust

Tax Designation (unaudited)

Mutual Shares Securities Fund

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Fund designates the maximum amount allowable but no less than $113,637,059 as a capital gain dividend for the fiscal year ended December 31, 2005.

Under Section 854(b)(2) of the Code, the Fund designates 100.00% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2005.

At December 31, 2005, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from dividends paid to the Fund on these investments. The Fund elects to treat foreign taxes paid as allowed under Section 853 of the Code. This election will allow shareholders of record in June 2006, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The foreign tax information will be disclosed in the June 30, 2006, semi-annual report of the Fund.

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

This annual report for Templeton Developing Markets Securities Fund covers the fiscal year ended December 31, 2005.

Performance Summary as of 12/31/05

Average annual total return of Class 1 shares* represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/05

	1-Year	5-Year	Since Inception (3/4/96)
Average Annual Total Return	+27.76%	+17.66%	+2.29%

*Performance prior to the 5/1/00 merger reflects historical performance of Templeton Developing Markets Fund.

Total Return Index Comparison for Hypothetical $10,000 Investment (3/4/96–12/31/05)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance* is compared to the performance of the Morgan Stanley Capital International (MSCI) Emerging Markets (EM) Index and the Standard & Poor’s/International Finance Corporation Investable (S&P/IFCI) Composite Index. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

**Source: Standard & Poor’s Micropal. Please see Index Descriptions following the Fund Summaries.

Templeton Developing Markets Securities Fund Class 1

Performance reflects the Fund’s Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares.

Current performance may differ from figures shown.

Fund Goal and Main Investments: Templeton Developing Markets Securities Fund seeks long-term capital appreciation. The Fund normally invests at least 80% of its net assets in emerging market investments, primarily to predominantly in equity securities.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. The Fund underperformed the MSCI EM Index and the S&P/IFCI Composite Index, which returned +34.54% and +35.19% for the same period.1 Please note that index performance numbers are purely for reference and that we do not attempt to track an index, but rather undertake investments on the basis of fundamental research.

Economic and Market Overview

During the year under review, most Asian economies recorded robust growth, particularly those of China and India, which attracted new investment. China had a record year with new equity issuance, while India experienced record foreign fund inflows in 2005. In Latin America, market sentiment was positive as the region’s risk profile improved, economies’ financial positions improved, and governments reduced interest rates in light of subdued inflation and sustained economic recovery.

Eastern Europe experienced greater integration with Western Europe, implemented reforms, and had benign inflation and falling interest rates, which contributed to a favorable investment environment. Russia’s market was one of the strongest emerging markets performers as the MSCI Russia Index returned +73.77% in 2005.2 High commodity prices, especially for oil, provided a boost to the Russian economy. In Turkey, European Union accession talks, robust gross domestic product growth, implementation of key reforms, and International Monetary Fund support provided investors with reasons to remain confident.

In this environment, emerging markets had another strong year in 2005, as measured by the MSCI EM Index. Latin America and Eastern Europe led emerging markets performance, while emerging Asian markets, although experiencing double-digit returns, lagged the overall

1. Source: Standard & Poor’s Micropal. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

2. Source: Standard & Poor’s Micropal. Please see Index Descriptions following the Fund Summaries.

Fund Risks: The Fund’s investments in stocks offer the potential for long-term gains but can be subject to short-term up-and-down price movements. Investing in emerging markets is subject to all the risks of foreign investing generally, and has additional, heightened risks, including market and currency fluctuations, economic instability, adverse social and political developments, the relatively smaller size and lesser liquidity of these markets, and less effective or irregular government supervision and regulation of business and industry practices. The Fund’s prospectus also includes a description of the main investment risks.

index. Rising U.S. interest rates led investors to adopt a more cautious stance toward investing in Asia. However, in 2005’s fourth quarter, Asian markets experienced higher returns relative to Latin American and Eastern European markets largely due to the U.S. Federal Reserve Board’s signaling a possible halt to raising interest rates in the near future. High commodity prices and market stability allowed South Africa’s stock prices to continue their upward trend during the year, while positive developments in Turkey led the country’s equity market to end 2005 up significantly.

Investment Strategy

Our investment philosophy is bottom-up, value-oriented and long-term. In choosing investments, we may make onsite visits to companies to assess critical factors such as management strength and local conditions. In addition, we focus on the market price of a company’s securities relative to our evaluation of the company’s potential long-term (typically five years) earnings, asset value, cash flow and balance sheet. Among factors we may consider are a company’s historical value measures, including price/earnings ratio, book value, profit margins and liquidation value. We perform in-depth research to construct an action list from which we make our investment decisions.

Manager’s Discussion

In terms of performance relative to the MSCI EM Index, the Fund benefited from underweighted exposure to and stock selection in Taiwan and Malaysia. The Fund’s exposure to South Korea, which was roughly in line with the index, also helped performance due to the Fund’s overweighted positions in strong performing stocks such as Hyundai Development, Samsung Heavy Industries, and Daewoo Shipbuilding & Marine Engineering. On the other hand, the Fund’s underweighted exposure to Mexico and Russia hindered results relative to the index. The Fund’s U.K. holdings underperformed the index during the period, thus hurting relative performance; however, we believed those companies were well positioned in their respective areas to benefit from growing demand for financial and banking services in emerging markets.

At the sector level, stock selection in the capital goods industry benefited performance relative to the MSCI EM Index.3 Our underweighted allocations in the insurance and technology hardware and equipment sectors also helped performance, as these sectors underperformed the

3. The capital goods sector comprises aerospace and defense, building products, chemicals, construction and engineering, industrial conglomerates, and machinery in the Statement of Investments (SOI).

overall index.4 In contrast, the Fund’s overweighted exposure to Taiwan Mobile hurt relative performance. In addition, our having no holdings in America Movil and Orascom Telecom hindered the Fund’s relative results. We did not own those two stocks due to expensive valuations and the availability of what we considered more attractively valued telecommunications stocks in other markets. Similarly, our underweighted position in energy sector stocks and our stock selection in the food, beverage and tobacco sector hindered performance during the period.5

During the year under review, the Fund’s exposure to Asia increased as we found stocks trading at what we considered attractive valuations. We made the largest purchases in Taiwan, Thailand and China H shares (Hong Kong-listed companies), while also adding significant investments in South Korea and Malaysia. Key purchases included adding to existing positions in PetroChina, a dominant participant in China’s oil and gas sector; Mega Financial Holdings, a leading financial holding company in Taiwan; and SK, a South Korean conglomerate that operates oil refineries, cellular telephone services and import-export businesses. In addition, we initiated a position in Maxis Communications, one of Malaysia’s prominent integrated telecommunication services providers. Conversely, we reduced exposure to Singapore and Hong Kong as we sold some shares as selected stocks reached our sale price targets.

In Latin America, we increased our allocations to Brazil and Mexico, while eliminating exposure to Argentina via the sale of Tenaris. Brazil and Mexico benefited from greater investor interest and fund inflows during 2005. Significant purchases included adding to Petroleo Brasileiro (Petrobras), Brazil’s national oil and gas company with activities in the exploration, production, refining, transportation and distribution of oil and its byproducts; Companhia Vale do Rio Doce, a Brazilian producer of iron ore that is among the world’s largest; and Telefonos de Mexico, Mexico’s nationwide provider of fixed-line telephone services and the leading Internet and local and long-distance services provider. We also initiated exposure to Panama during the period.

4. The technology hardware and equipment sector comprises communications equipment, computers and peripherals, electronic equipment and instruments, and office equipment in the SOI.

5. The energy sector comprises oil, gas and consumable fuels in the SOI. The food, beverage and tobacco sector comprises beverages, food products and tobacco in the SOI.

Top 10 Holdings

Templeton Developing Markets Securities Fund

12/31/05

Company Sector/Industry, Country	% of Total Net Assets

Samsung Electronics Co. Ltd.	4.1%
Semiconductors & Semiconductor Equipment, South Korea

PetroChina Co. Ltd.	2.7%
Oil, Gas & Consumable Fuels, China

China Mobile (Hong Kong) Ltd., fgn.	2.6%
Wireless Telecommunication Services, China

Petroleo Brasileiro SA, ADR, pfd.	2.2%
Oil, Gas & Consumable Fuels, Brazil

Remgro Ltd.	2.1%
Diversified Financial Services, South Africa

Anglo American PLC	1.9%
Metals & Mining, South Africa

Banco Bradesco SA, ADR, pfd.	1.8%
Commercial Banks, Brazil

HSBC Holdings PLC	1.6%
Commercial Banks, U.K.

Old Mutual PLC	1.5%
Insurance, South Africa

Nedbank Group Ltd.	1.4%
Commercial Banks, South Africa

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments.

The Fund’s largest sales were in Europe as some stock valuations grew increasingly expensive due to the region’s strong market performances. Significant sales included stocks from Austria, Belgium, the Czech Republic, Greece and Poland. As we searched for undervalued stocks in the region, in line with our strategy, we made selective purchases in Russia, Finland and the U.K. Key purchases included initiating positions in Mining and Metallurgical Co. Norilsk Nickel, one of the world’s largest precious metals companies; Mobile Telesystems, one of Eastern Europe’s and Russia’s largest mobile telecommunication services providers; and Nokian Renkaat, a well-known Finnish tire manufacturer with significant exposure to Russia’s market. We also added to our positions in HSBC Holdings, one of the world’s largest banking and financial services organizations; and Provident Financial, a consumer finance company with exposure to Central and Eastern Europe, as well as Latin America. In addition, we increased the number of South African holdings during the period as the country continued to experience positive developments.

Thank you for your participation in Templeton Developing Markets Securities Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2005, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the adviser makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Top 10 Countries

Templeton Developing Markets Securities Fund

12/31/05

% of Total Net Assets
South Korea	19.0%
Taiwan	13.6%
China	10.9%
South Africa	9.6%
Brazil	8.4%
Thailand	4.1%
Russia	3.9%
India	3.6%
Mexico	3.3%
Singapore	3.2%

Fund Expenses

As an investor in a variable insurance contract (“Contract”) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, redemption fees, surrender fees, transfer fees and premium taxes.

•	Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table below are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract level. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table below provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 × $7.50 = $64.50.

Templeton Developing Markets Securities Fund Class 1

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 1	Beginning Account Value 7/1/05	Ending Account Value 12/31/05	Fund-Level Expenses Incurred During Period* 7/1/05-12/31/05
Actual	$1,000	$1,203.70	$8.55
Hypothetical (5% return before expenses)	$1,000	$1,017.44	$7.83

*Expenses are equal to the annualized expense ratio for the Fund’s Class 1 shares (1.54%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights

Templeton Developing Markets Securities Fund

	Year Ended December 31,
Class 1	2005	2004	2003	2002	2001

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$8.73	$7.14	$4.71	$4.78	$5.25

Income from investment operations:
Net investment income[a]	0.17	0.11	0.13	0.07	0.08
Net realized and unrealized gains (losses)	2.23	1.62	2.38	(0.06)	(0.50)

Total from investment operations	2.40	1.73	2.51	0.01	(0.42)

Less distributions from net investment income	(0.14)	(0.14)	(0.08)	(0.08)	(0.05)

Redemption fees	—[c]	—	—	—	—

Net asset value, end of year	$10.99	$8.73	$7.14	$4.71	$4.78

Total return[b]	27.76%	24.83%	53.74%	0.04%	(8.08)%
Ratios/supplemental data
Net assets, end of year (000’s)	$651,826	$477,290	$359,299	$225,454	$240,289
Ratios to average net assets:
Expenses	1.53%	1.54%	1.55%	1.58%	1.57%
Net investment income	1.77%	1.52%	2.35%	1.45%	1.64%
Portfolio turnover rate	31.24%	55.67%	46.20%	57.91%	78.29%

aBased on average daily shares outstanding.

bTotal return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

cAmount is less than $0.01 per share.

See notes to financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Templeton Developing Markets Securities Fund (continued)

	Year Ended December 31,
Class 2	2005	2004	2003	2002	2001

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$8.67	$7.09	$4.69	$4.76	$5.22

Income from investment operations:
Net investment income[a]	0.14	0.09	0.11	0.06	0.07
Net realized and unrealized gains (losses)	2.21	1.63	2.35	(0.06)	(0.49)

Total from investment operations	2.35	1.72	2.46	—	(0.42)

Less distributions from net investment income	(0.12)	(0.14)	(0.06)	(0.07)	(0.04)

Redemption fees	—[c]	—	—	—	—

Net asset value, end of year	$10.90	$8.67	$7.09	$4.69	$4.76

Total return[b]	27.43%	24.71%	52.99%	(0.15)%	(8.08)%
Ratios/supplemental data
Net assets, end of year (000’s)	$650,646	$327,569	$170,953	$80,952	$64,081
Ratios to average net assets:
Expenses	1.78%	1.79%	1.80%	1.83%	1.82%
Net investment income	1.52%	1.27%	2.10%	1.20%	1.37%
Portfolio turnover rate	31.24%	55.67%	46.20%	57.91%	78.29%

aBased on average daily shares outstanding.

bTotal return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

cAmount is less than $0.01 per share.

See notes to financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Templeton Developing Markets Securities Fund (continued)

	Year Ended December 31,
Class 3	2005	2004[d]

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$8.68	$7.13

Income from investment operations:
Net investment income[a]	0.04	0.08
Net realized and unrealized gains (losses)	2.32	1.61

Total from investment operations	2.36	1.69

Less distributions from net investment income	(0.14)	(0.14)

Redemption fees	—[c]	—

Net asset value, end of year	$10.90	$8.68

Total return[b]	27.45%	24.15%
Ratios/supplemental data
Net assets, end of year (000’s)	$11,521	$12
Ratios to average net assets:
Expenses	1.78%	1.54%[e]
Net investment income	1.52%	1.52%[e]
Portfolio turnover rate	31.24%	55.67%

aBased on average daily shares outstanding.

bTotal return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

cAmount is less than $0.01 per share.

dFor the period May 1, 2004 (effective date) to December 31, 2004.

eAnnualized.

See notes to financial statements.

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2005

Templeton Developing Markets Securities Fund	Industry	Shares/ Rights	Value
Long Term Investments 96.9%
Austria 0.5%
Wienerberger AG	Building Products	154,600	$6,186,185

Brazil 8.4%
Banco Bradesco SA, ADR, pfd.	Commercial Banks	818,772	23,867,204
Centrais Eletricas Brasileiras SA	Electric Utilities	579,624,764	9,419,552
Companhia de Bebidas das Americas (AmBev)	Beverages	12,916,000	4,153,801
Companhia Vale do Rio Doce, ADR, pfd., A	Metals & Mining	473,550	17,166,187
Klabin SA, pfd.	Containers & Packaging	25,082	44,515
Petroleo Brasileiro SA, ADR, pfd.	Oil, Gas & Consumable Fuels	446,822	28,761,932
Souza Cruz SA	Tobacco	848,825	10,527,274
Suzano Bahia Sul Papel e Celulose SA, pfd., A	Paper & Forest Products	589,854	2,969,072
Unibanco Uniao de Bancos Brasileiros SA, GDR	Commercial Banks	98,200	6,242,574
Usinas Siderurgicas de Minas Gerais SA, pfd., A	Metals & Mining	274,500	6,527,050
Votorantim Celulose e Papel SA, ADR	Paper & Forest Products	36,000	442,440

			110,121,601

China 10.9%
Aluminum Corp. of China Ltd., H	Metals & Mining	17,636,000	13,419,796
Anhui Conch Cement Co. Ltd., H	Construction Materials	4,080,000	5,025,246
[a]China Construction Bank, H	Commercial Banks	860,000	299,472
[a,b]China Construction Bank, H, 144A	Commercial Banks	25,663,000	8,936,449
China International Marine Containers Co. Ltd., B	Machinery	1,860,700	1,499,858
China Mobile (Hong Kong) Ltd., fgn.	Wireless Telecommunication Services	7,212,000	34,136,233
China Resources Enterprise Ltd.	Distributors	4,422,000	7,898,822
China Travel International Investment Hong Kong Ltd.	Hotels Restaurants & Leisure	11,784,000	2,826,829
Chongqing Changan Automobile Co. Ltd., B	Automobiles	2,386,800	674,146
CITIC Pacific Ltd.	Industrial Conglomerates	1,347,959	3,729,046
Denway Motors Ltd.	Automobiles	22,758,234	7,558,047
GOME Electrical Appliances Holdings Ltd.	Specialty Retail	3,940,000	2,667,776
Huadian Power International Corp. Ltd., H	Independent Power Producers & Energy Traders	10,606,000	2,708,386
Huaneng Power International Inc., H	Independent Power Producers & Energy Traders	4,188,000	2,754,677
PetroChina Co. Ltd., H	Oil, Gas & Consumable Fuels	36,360,000	29,777,717
[b]PetroChina Co. Ltd., H, 144A	Oil, Gas & Consumable Fuels	7,682,000	6,291,321
Shanghai Industrial Holdings Ltd.	Industrial Conglomerates	3,982,000	8,294,068
TCL Multimedia Technology Holdings Ltd.	Household Durables	4,951,689	715,262
Travelsky Technology Ltd., H	IT Services	3,575,000	3,296,673

			142,509,824

Croatia 0.6%
Pliva d.d., GDR, Reg S	Pharmaceuticals	601,600	7,838,848

Czech Republic 0.1%
Philip Morris CR AS	Tobacco	1,875	1,392,648

Finland 0.5%
Nokian Renkaat OYJ	Auto Components	468,420	5,905,841

Hong Kong 1.6%
Cheung Kong Holdings Ltd.	Real Estate	1,184,000	12,147,466
Cheung Kong Infrastructure Holdings Ltd.	Electric Utilities	572,000	1,800,030
Dairy Farm International Holdings Ltd.	Food & Staples Retailing	1,146,433	4,150,087
MTR Corp. Ltd.	Road & Rail	1,665,885	3,276,489

			21,374,072

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2005 (continued)

Templeton Developing Markets Securities Fund	Industry	Shares/ Rights	Value
Long Term Investments (cont.)
Hungary 2.5%
BorsodChem Rt.	Chemicals	271,447	$2,926,035
Gedeon Richter Ltd.	Pharmaceuticals	50,356	9,042,462
Magyar Telekom Ltd.	Diversified Telecommunication Services	2,083,800	9,326,658
MOL Magyar Olaj-es Gazipari Rt.	Oil, Gas & Consumable Fuels	58,090	5,431,389
OTP Bank	Commercial Banks	188,171	6,144,197

			32,870,741

India 3.6%
Bharat Petroleum Corp. Ltd.	Oil, Gas & Consumable Fuels	114,458	1,104,515
Gail India Ltd.	Gas Utilities	855,630	5,054,483
[a,b]Himatsingka Seide Ltd., GDR, 144A	Textiles, Apparel & Luxury Goods	753,000	2,155,086
Hindalco Industries Inc.	Metals & Mining	1,419,500	4,523,976
Hindustan Lever Ltd.	Household Products	2,268,100	9,942,943
Hindustan Petroleum Corp. Ltd.	Oil, Gas & Consumable Fuels	1,387,169	10,135,166
Indian Oil Corp. Ltd.	Oil, Gas & Consumable Fuels	245,296	3,035,739
National Aluminum Co. Ltd.	Metals & Mining	85,900	419,621
Oil & Natural Gas Corp. Ltd.	Oil, Gas & Consumable Fuels	175,332	4,578,427
Ranbaxy Laboratories Ltd.	Pharmaceuticals	151,000	1,216,021
Tata Tea Ltd.	Food Products	230,678	4,861,951

			47,027,928

Indonesia 0.8%
PT Astra International Tbk	Automobiles	6,439,000	6,681,363
PT Bank Danamon Indonesia Tbk	Commercial Banks	8,486,000	4,100,560

			10,781,923

Malaysia 2.1%
Kuala Lumpur Kepong Bhd.	Food Products	696,600	1,548,205
Maxis Communications Bhd.	Wireless Telecommunication Services	4,584,000	10,188,014
Resorts World Bhd.	Hotels Restaurants & Leisure	2,046,000	6,063,024
Sime Darby Bhd.	Industrial Conglomerates	3,574,700	5,816,750
Tanjong PLC	Hotels Restaurants & Leisure	513,000	1,968,117
YTL Corp. Bhd.	Multi-Utilities	88,866	125,793
YTL Power International Bhd.	Water Utilities	2,582,736	1,530,713

			27,240,616

Mexico 3.3%
Fomento Economico Mexicano SA de CV (Femsa), ADR	Beverages	144,792	10,498,868
Grupo Bimbo SA de CV, A	Food Products	668,764	2,328,324
[a]Grupo Televisa SA	Media	703,034	2,811,474
Kimberly Clark de Mexico SA de CV, A	Household Products	4,538,033	16,226,324
Telefonos de Mexico SA de CV (Telmex), L, ADR	Diversified Telecommunication Services	467,364	11,534,544

			43,399,534

Panama 0.3%
Banco Latinoamericano de Exportaciones SA, E	Commercial Banks	224,400	4,106,520

Philippines 0.5%
San Miguel Corp., B	Beverages	4,263,893	7,115,869

Poland 1.6%
Polski Koncern Naftowy Orlen SA	Oil, Gas & Consumable Fuels	472,229	9,114,594
Telekomunikacja Polska SA	Diversified Telecommunication Services	1,623,100	11,691,716

			20,806,310

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2005 (continued)

Templeton Developing Markets Securities Fund	Industry	Shares/ Rights	Value
Long Term Investments (cont.)
Portugal 0.2%
[a]Jeronimo Martins SGPS SA	Food & Staples Retailing	158,244	$2,379,182

Russia 3.9%
Lukoil Holdings, ADR	Oil, Gas & Consumable Fuels	278,508	16,543,375
Mining and Metallurgical Co. Norilsk Nickel	Metals & Mining	156,800	13,892,480
Mobile Telesystems, ADR	Wireless Telecommunication Services	274,500	9,607,500
[b]Novolipetsk Steel, 144A	Metals & Mining	2,331,000	3,333,330
Unified Energy Systems	Electric Utilities	16,795,200	7,121,165

			50,497,850

Singapore 3.2%
ComfortDelGro Corp. Ltd.	Road & Rail	6,447,000	6,202,953
DBS Group Holdings Ltd.	Commercial Banks	445,000	4,415,346
Fraser and Neave Ltd.	Industrial Conglomerates	1,183,681	13,168,224
Keppel Corp. Ltd.	Industrial Conglomerates	737,600	4,879,040
Singapore Press Holdings Ltd.	Media	867,000	2,241,859
Singapore Technologies Engineering Ltd.	Aerospace & Defense	1,640,000	2,820,530
Singapore Telecommunications Ltd.	Diversified Telecommunication Services	5,376,428	8,438,304

			42,166,256

South Africa 9.6%
Anglo American PLC	Metals & Mining	754,679	25,487,934
Edgars Consolidated Stores Ltd.	Specialty Retail	1,035,206	5,752,326
[a]Imperial Holdings Ltd.	Air Freight & Logistics	336,634	7,480,164
JD Group Ltd.	Specialty Retail	100,000	1,211,379
Nampak Ltd.	Containers & Packaging	842,940	2,243,399
Nedbank Group Ltd.	Commercial Banks	1,123,141	17,750,154
[b]Nedbank Group Ltd., 144A	Commercial Banks	64,737	1,023,106
Old Mutual PLC	Insurance	7,094,498	20,108,938
Remgro Ltd.	Diversified Financial Services	1,462,610	28,200,462
SABMiller PLC	Beverages	224,734	4,182,130
Sappi Ltd.	Paper & Forest Products	1,024,880	11,744,615
[a]Steinhoff International Holdings Ltd.	Household Durables	510,000	1,511,260

			126,695,867

South Korea 19.0%
[a]CJ Corp.	Food Products	105,870	10,981,057
[a]Daewoo Shipbuilding & Marine Engineering Co. Ltd.	Machinery	680,700	18,613,682
Hana Financial Group Inc.	Commercial Banks	389,749	17,872,357
[a]Hite Brewery Co. Ltd.	Beverages	44,300	6,331,712
[a]Hyundai Development Co.	Construction & Engineering	363,070	16,504,820
[a]Kangwon Land Inc.	Hotels Restaurants & Leisure	665,665	13,577,584
Korea Gas Corp.	Gas Utilities	85,200	2,803,355
[a]LG Card Co. Ltd.	Consumer Finance	246,150	12,338,040
[a]LG Chem Ltd.	Chemicals	195,940	11,085,439
[a]LG Corp.	Industrial Conglomerates	425,000	13,330,025
[a]LG Electronics Inc.	Household Durables	129,820	11,506,626
[a]LG Household & Health Care Ltd.	Household Products	26,670	1,455,931
[a]LG Petrochemical Co. Ltd.	Chemicals	157,710	3,944,707
[a]LG.Philips LCD Co. Ltd.	Electronic Equipment & Instruments	90,440	3,855,482
POSCO	Metals & Mining	43,200	8,661,439
Samsung Electronics Co. Ltd.	Semiconductors & Semiconductor Equipment	82,988	54,281,977
[a]Samsung Fine Chemicals Co. Ltd.	Chemicals	205,260	6,774,089
[a]Samsung Heavy Industries Co. Ltd.	Machinery	312,070	5,498,007
Shinhan Financial Group Co. Ltd.	Commercial Banks	169,000	6,885,806

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2005 (continued)

Templeton Developing Markets Securities Fund	Industry	Shares/ Rights	Value
Long Term Investments (cont.)
South Korea (cont.)
[a]SK Corp.	Oil, Gas & Consumable Fuels	247,940	$12,821,513
SK Telecom Co. Ltd.	Wireless Telecommunication Services	58,590	10,525,846

			249,649,494

Sweden 0.7%
Oriflame Cosmetics SA, SDR	Personal Products	334,650	9,645,063

Taiwan 13.6%
Acer Inc.	Computers & Peripherals	1,739,629	4,372,059
[a]Au Optronics Corp.	Electronic Equipment & Instruments	1,136,000	1,695,703
BenQ Corp.	Computers & Peripherals	3,488,000	3,373,616
Chinatrust Financial Holding Co. Ltd.	Commercial Banks	7,656,184	6,064,027
Chunghwa Telecom Co. Ltd.	Diversified Telecommunication Services	6,094,000	10,544,505
D-Link Corp.	Communications Equipment	6,629,465	7,593,496
Delta Electronics Inc.	Electronic Equipment & Instruments	1,964,290	4,027,134
Lite-On Technology Corp.	Computers & Peripherals	8,395,314	11,444,726
MediaTek Inc.	Semiconductors & Semiconductor Equipment	1,349,700	15,911,958
Mega Financial Holding Co. Ltd.	Commercial Banks	23,281,503	15,142,037
Premier Image Technology Corp.	Leisure Equipment & Products	5,645,430	7,575,623
President Chain Store Corp.	Food & Staples Retailing	5,413,144	11,345,234
Realtek Semiconductor Corp.	Semiconductors & Semiconductor Equipment	8,076,450	9,447,723
Siliconware Precision Industries Co.	Semiconductors & Semiconductor Equipment	3,701,901	5,193,138
Sunplus Technology Co. Ltd.	Semiconductors & Semiconductor Equipment	6,642,040	8,417,250
Synnex Technology International Corp.	Electronic Equipment & Instruments	4,256,760	5,245,334
Taiwan Mobile Co. Ltd.	Wireless Telecommunication Services	17,871,302	15,624,766
Taiwan Semiconductor Manufacturing Co. Ltd.	Semiconductors & Semiconductor Equipment	9,012,428	17,159,208
UNI-President Enterprises Corp.	Food Products	24,314,600	11,554,925
Yang Ming Marine Transport Corp.	Marine	2,281,000	1,483,538
Yuanta Core Pacific Securities Co.	Capital Markets	8,353,329	5,814,618

			179,030,618

Thailand 4.1%
The Aromatics (Thailand) Public Co. Ltd., fgn.	Chemicals	496,700	365,639
Bangkok Bank Public Co. Ltd., fgn.	Commercial Banks	2,108,500	5,910,482
BEC World Public Co. Ltd., fgn.	Media	7,576,700	2,530,184
Kasikornbank Public Co. Ltd., fgn.	Commercial Banks	5,798,600	10,600,731
Land and House Public Co. Ltd., fgn.	Household Durables	10,761,075	2,334,517
Shin Corp. Public Co. Ltd., fgn.	Wireless Telecommunication Services	5,478,300	5,641,881
Siam Cement Public Co. Ltd., fgn.	Construction Materials	1,668,514	10,737,055
Siam Commercial Bank Public Co. Ltd., fgn.	Commercial Banks	4,042,000	5,123,315
Siam Makro Public Co. Ltd., fgn.	Food & Staples Retailing	400,000	720,536
[a]Thai Airways International Public Co. Ltd., fgn.	Airlines	2,750,400	2,949,850
[a]TMB Bank Public Co. Ltd., fgn.	Commercial Banks	65,667,100	6,882,841
[a]True Corp. Public Co. Ltd., rts., 3/28/08	Diversified Telecommunication Services	344,616	—

			53,797,031

Turkey 2.6%
Arcelik AS, Br.	Household Durables	1,117,826	7,780,499
KOC Holding AS	Industrial Conglomerates	1,422,950	6,690,657

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2005 (continued)

Templeton Developing Markets Securities Fund	Industry	Shares/ Rights	Value
Long Term Investments (cont.)
Turkey (cont.)
Migros Turk TAS	Food & Staples Retailing	656,397	$6,367,124
[a]Petkim Petrokimya Holding AS	Chemicals	296,000	1,720,548
Tupras-Turkiye Petrol Rafineleri AS	Oil, Gas & Consumable Fuels	638,260	11,720,732

			34,279,560

United Kingdom 2.2%
HSBC Holdings PLC	Commercial Banks	1,273,161	20,443,087
Provident Financial PLC	Consumer Finance	946,032	8,911,113

			29,354,200

United States 0.5%
Avon Products Inc.	Personal Products	231,000	6,595,050

Total Long Term Investments (Cost $916,371,173)			1,272,768,631

		Principal Amount
Short Term Investments (Cost $39,458,742) 3.0%
U.S. Government and Agency Securities 3.0%
[c]U.S. Treasury Bills, 1/05/06 - 3/23/06		$39,664,000	39,469,381

Total Investments (Cost $955,829,915) 99.9%			1,312,238,012
Other Assets, less Liabilities 0.1%			1,754,388

Net Assets 100.0%			$1,313,992,400

Selected Portfolio Abbreviations

ADR - American Depository Receipt

GDR - Global Depository Receipt

SDR - Swedish Depository Receipt

[a]	Non-income producing.
[b]	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At December 31, 2005, the value of these securities was $21,739,292, representing 1.65% of net assets.
[c]	The security is traded on a discount basis with no stated coupon rate.

See notes to financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements

Statement of Assets and Liabilities

December 31, 2005

Templeton Developing Markets Securities Fund
Assets:
Investments in securities:
Cost	$955,829,915

Value	$1,312,238,012
Cash	960,992
Foreign currency, at value (cost $1,652,632)	1,656,241
Receivables:
Investment securities sold	1,887,559
Capital shares sold	856,795
Dividends	1,891,648
Foreign income tax	159,393

Total assets	1,319,650,640

Liabilities:
Payables:
Investment securities purchased	2,453,997
Capital shares redeemed	866,825
Affiliates	1,730,625
Deferred tax	171,284
Accrued expenses and other liabilities	435,509

Total liabilities	5,658,240

Net assets, at value	$1,313,992,400

Net assets consist of:
Paid-in capital	$1,000,736,172
Undistributed net investment income	4,018,236
Net unrealized appreciation (depreciation)	356,246,332
Accumulated net realized gain (loss)	(47,008,340)

Net assets, at value	$1,313,992,400

Class 1:
Net assets, at value	$651,825,984

Shares outstanding	59,313,439

Net asset value and offering price per share	$10.99

Class 2:
Net assets, at value	$650,645,754

Shares outstanding	59,700,646

Net asset value and offering price per share	$10.90

Class 3:
Net assets, at value	$11,520,662

Shares outstanding	1,056,548

Net asset value and offering price per share[a]	$10.90

aRedemption price is equal to net asset value less any redemption fees retained by the Fund.

See notes to financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Operations

for the year ended December 31, 2005

Templeton Developing Markets Securities Fund
Investment income:
Dividends (net of foreign taxes of $2,869,539)	$31,267,981
Interest	1,723,886
Other income (Note 8)	72,428

Total investment income	33,064,295

Expenses:
Management fees (Note 3a)	12,479,133
Administrative fees (Note 3b)	1,274,031
Distribution fees: (Note 3c)
Class 2	1,145,151
Class 3	7,524
Unaffiliated transfer agent fees	6,181
Custodian fees (Note 4)	972,368
Reports to shareholders	480,634
Professional fees	65,770
Trustees’ fees and expenses	4,971
Other	32,532

Total expenses	16,468,295
Expense reductions (Note 4)	(5,225)

Net expenses	16,463,070

Net investment income	16,601,225

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments (net of foreign taxes of $82,046)	100,653,650
Foreign currency transactions	(1,047,108)

Net realized gain (loss)	99,606,542

Net change in unrealized appreciation (depreciation) on:
Investments	142,537,322
Translation of assets and liabilities denominated in foreign currencies	(5,500)
Change in deferred taxes on unrealized appreciation	270,608

Net change in unrealized appreciation (depreciation)	142,802,430

Net realized and unrealized gain (loss)	242,408,972

Net increase (decrease) in net assets resulting from operations	$259,010,197

See notes to financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statements of Changes in Net Assets

	Templeton Developing Markets Securities Fund
	Year Ended December 31,
	2005	2004

Increase (decrease) in net assets:
Operations:
Net investment income	$16,601,225	$8,948,602
Net realized gain (loss) from investments and foreign currency transactions	99,606,542	50,460,755
Net change in unrealized appreciation (depreciation) on investments and translation of assets and liabilities denominated in foreign currencies, and deferred taxes	142,802,430	90,694,728

Net increase (decrease) in net assets resulting from operations	259,010,197	150,104,085

Distributions to shareholders from:
Net investment income:
Class 1	(7,605,217)	(7,597,672)
Class 2	(5,680,711)	(4,066,275)
Class 3	(9,713)	(190)

Total distributions to shareholders	(13,295,641)	(11,664,137)

Capital share transactions: (Note 2)
Class 1	44,513,024	32,499,304
Class 2	208,495,324	103,669,110
Class 3	10,396,752	10,000

Total capital share transactions	263,405,100	136,178,414

Redemption fees	1,964	—

Net increase (decrease) in net assets	509,121,620	274,618,362
Net assets:
Beginning of year	804,870,780	530,252,418

End of year	$1,313,992,400	$804,870,780

Undistributed net investment income included in net assets:
End of year	$4,018,236	$1,637,611

See notes to financial statements.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements

Templeton Developing Markets Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of twenty-two separate series. The Templeton Developing Markets Securities Fund (the Fund) included in this report is diversified. The financial statements of the remaining funds in the series are presented separately. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts.

The following summarizes the Fund’s significant accounting policies.

a. Security Valuation

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market.

Government securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Fund’s pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust’s Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust’s Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Developing Markets Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Foreign Currency Contracts

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.

d. Income Taxes and Deferred Taxes

No provision has been made for U.S. income taxes because the Fund’s policy is to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

The Fund is subject to a tax imposed on net realized gains on securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these securities in an amount that would be payable if the securities were disposed of on the valuation date.

Foreign securities held by the Fund may be subject to foreign taxation. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.

e. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Such distributions are reinvested in additional shares of the Fund. Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with generally accepted accounting principles. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Developing Markets Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

f. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g. Redemption Fees

Redemptions and exchanges of Class 3 shares held 60 days or less may be subject to the Fund’s redemption fee, which is 1% of the amount redeemed. Such fees are retained by the Fund and accounted for as an addition to paid-in capital.

h. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

The Fund offers three classes of shares: Class 1, Class 2 , and Class 3. Effective May 1, 2004, the Fund began offering a new class of shares, Class 3. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

At December 31, 2005, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2005		2004
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	10,118,344	$96,449,675	8,940,486	$67,520,469
Shares issued in reinvestment of distributions	833,905	7,605,217	1,105,920	7,597,672
Shares redeemed	(6,292,757)	(59,541,868)	(5,740,464)	(42,618,837)

Net increase (decrease)	4,659,492	$44,513,024	4,305,942	$32,499,304

Class 2 Shares:
Shares sold	27,948,311	$264,714,321	21,331,545	$159,905,301
Shares issued in reinvestment of distributions	627,010	5,680,711	595,355	4,066,275
Shares redeemed	(6,666,146)	(61,899,708)	(8,236,506)	(60,302,466)

Net increase (decrease)	21,909,175	$208,495,324	13,690,394	$103,669,110

Class 3 Shares:
Shares sold	1,108,615	$10,932,663	1,403	$10,000
Shares issued in reinvestment of distributions	1,051	9,523	—	—
Shares redeemed	(54,521)	(545,434)	—	—

Net increase (decrease)	1,055,145	$10,396,752	1,403	$10,000

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Developing Markets Securities Fund

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Templeton Asset Management, Ltd. (TAML)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

Effective May 1, 2005, the Fund pays an investment management fee to TAML based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
1.250%	Up to and including $1 billion
1.200%	Over $1 billion, up to and including $5 billion
1.150%	Over $5 billion, up to and including $10 billion
1.100%	Over $10 billion, up to and including $15 billion
1.050%	Over $15 billion, up to and including $20 billion
1.000%	In excess of $20 billion

Prior to May 1, 2005, the Fund paid fees to TAML of 1.25% per year of the average daily net assets of the Fund.

b. Administrative Fees

The Fund pays an administrative fee to FT Services based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.150%	Up to and including $200 million
0.135%	Over $200 million, up to and including $700 million
0.100%	Over $700 million, up to and including $1.2 billion
0.075%	In excess of $1.2 billion

c. Distribution Fees

The Fund’s Board of Trustees has adopted distribution plans for Class 2 and Class 3 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets of each class. The Board of Trustees has set the current rate at 0.25% per year.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2005, the custodian fees were reduced as noted in the Statement of Operations.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Developing Markets Securities Fund

5. INCOME TAXES

At December 31, 2005, the Fund had tax basis capital losses which may be carried over to offset future capital gains, if any. During the year ended December 31, 2005, the Fund utilized $100,122,208 of capital loss carryforwards. At December 31, 2005, the capital loss carryforwards were as follows:

Capital loss carryforwards expiring in:

2007	$19,956,300
2009	983,337
2010	24,246,197

$45,185,834

For tax purposes, realized capital losses and realized currency losses, occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At December 31, 2005, the Fund deferred realized currency losses of $346,577.

The tax character of distributions paid during the years ended December 31, 2005 and 2004, was as follows:

	2005	2004
Distributions paid from - ordinary income	$13,295,641	$11,664,137

At December 31, 2005, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income for income tax purposes were as follows:

Cost of investments	$971,350,435

Unrealized appreciation	$367,045,306
Unrealized depreciation	(26,157,729)

Net unrealized appreciation (depreciation)	$340,887,577

Distributable earnings - undistributed ordinary income	$18,062,824

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions and passive foreign investment company shares.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales and foreign currency transactions.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2005, aggregated $538,514,537 and $297,029,323, respectively.

7. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Developing Markets Securities Fund

8. REGULATORY MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares, Franklin Resources, Inc. and certain of its subsidiaries (collectively, the “Company”), entered into settlements with certain of those regulators.

Specifically, the Company entered into settlements with the Securities and Exchange Commission (“SEC”) concerning market timing (the “August 2, 2004 SEC Order”) and marketing support payments to securities dealers who sell fund shares (the “December 13, 2004 SEC Order”) and with the California Attorney General’s Office (“CAGO”) concerning marketing support payments to securities dealers who sell fund shares (the “CAGO Settlement”). Under the terms of the settlements with the SEC and the CAGO, the Company retained an Independent Distribution Consultant (“IDC”) to develop a plan for distribution of the respective settlement monies. The CAGO approved the distribution plan under the CAGO Settlement and, in accordance with the terms and conditions of that settlement, the monies were disbursed to the relevant funds and are recorded as other income in the current period. The SEC has not yet approved the distribution plan pertaining to the December 13, 2004 SEC Order. When approved, disbursements of settlement monies will be made promptly to the relevant funds, in accordance with the terms and conditions of that order. The IDC continues to develop the plan of distribution under the August 2, 2004 SEC Order that resolved the SEC’s market timing investigation.

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, directors, and/or employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.) relating to the industry practices referenced above, as well as to allegedly excessive advisory fees, commissions, and/or 12b-1 fees. The lawsuits were filed in different courts throughout the country. Many of those suits are now pending in a multi-district litigation in the United States District Court for the District of Maryland.

The Company and fund management strongly believe that the claims made in each of the private lawsuits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Trust, it is committed to making the Trust or their shareholders whole, as appropriate.

Franklin Templeton Variable Insurance Products Trust

Templeton Developing Markets Securities Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Franklin Templeton Variable Insurance Products Trust:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Templeton Developing Markets Securities Fund (one of the funds constituting Franklin Templeton Variable Insurance Products Trust, hereafter referred to as the “Fund”) at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 10, 2006

Franklin Templeton Variable Insurance Products Trust

Tax Designation (unaudited)

Templeton Developing Markets Securities Fund

At December 31, 2005, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from dividends paid to the Fund on these investments. The Fund elects to treat foreign taxes paid as allowed under Section 853 of the Internal Revenue Code. This election will allow shareholders of record in June 2006, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The foreign tax information will be disclosed in the June 30, 2006, semi-annual report of the Fund.

TEMPLETON FOREIGN SECURITIES FUND

This annual report for Templeton Foreign Securities Fund covers the fiscal year ended December 31, 2005.

Performance Summary as of 12/31/05

Average annual total return of Class 1 shares* represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/05

	1-Year	5-Year	10-Year
Average Annual Total Return	+10.48%	+3.66%	+8.38%

*Performance prior to the 5/1/00 merger reflects historical performance of Templeton International Fund.

Total Return Index Comparison for Hypothetical $10,000 Investment (1/1/96–12/31/05)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance* is compared to the performance of the Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

**Source: Standard & Poor’s Micropal. Please see Index Descriptions following the Fund Summaries.

Templeton Foreign Securities Fund – Class 1

Performance reflects the Fund’s Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Fund Goal and Main Investments: Templeton Foreign Securities Fund seeks long-term capital growth. The Fund normally invests at least 80% of its net assets in investments of issuers located outside the U.S., including those in emerging markets.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. The Fund underperformed its benchmark, the MSCI EAFE Index, which had a +14.02% total return for the same period.1 Please note that index performance information is provided for reference and that we do not attempt to track the index, but rather undertake investments on the basis of fundamental research.

Economic and Market Overview

The global economy overcame fears of derailment generated by higher energy costs and advanced at a solid clip during 2005, with signs of firming recoveries in Europe and Japan. Excluding the volatile energy and food sectors, inflation remained relatively subdued worldwide, and monetary policy remained fairly accommodative. The U.S. Federal Reserve Board raised the short-term federal funds target rate with eight quarter-point increases, bringing it to 4.25%. The European Central Bank (ECB) made one quarter-point rise in short-term rates, its first increase after keeping rates at historically low levels for more than two and a half years. Even after the increases, both rates remained at levels considered accommodative for economic growth.

Strong demand for oil sustained high prices during most of the year, while prices for other commodities such as industrial metals were also high, led by copper, whose contract price rose 45.4% during 2005.2 This contributed to economic growth in countries such as Australia and Canada, and emerging markets in Asia and Latin America that are tied to mining and industrial commodities.

In this environment, global equity markets performed strongly, particularly outside the U.S. One-year total return for the MSCI All Country (AC) World ex US Index was +17.11% in U.S. dollar terms.3 By comparison the total return for the MSCI USA Index was +5.72%.3 In terms of

1. Source: Standard & Poor’s Micropal. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

2. Source: New York Mercantile Exchange.

3. Source: Standard & Poor’s Micropal. Please see Index Descriptions following the Fund Summaries.

Fund Risks: The Fund’s investments in stocks offer the potential for long-term gains but can be subject to short-term up-and-down price movements. Foreign investing, especially in emerging markets, involves additional risks including currency fluctuations, economic instability, and social and political developments. The Fund’s prospectus also includes a description of the main investment risks.

sectors, energy and materials led equity market performance, and telecommunication services and consumer-related sectors lagged.

Among developed countries, the Japanese equity market performed well, returning +44.70% in local currency terms for the year under review.4 However, this market benefited primarily from investors outside Japan, and the return was significantly less (+25.62%) after conversion into U.S. dollars. 4 In contrast, the conversion into dollars enhanced equity market returns in Brazil (+57.04%), Mexico (+49.11%) and South Korea (+58.00%).4 At the beginning of the year, the consensus of many analysts appeared to be that the U.S. dollar would decline in value relative to major currencies. In fact, for the year the dollar appreciated versus the yen, the euro, the pound and most other currencies.

Investment Strategy

Our investment philosophy is bottom-up, value-oriented and long-term. In choosing investments, we generally focus on the market price of a company’s securities relative to our evaluation of the company’s potential long-term earnings, asset value and cash flow. Among factors we consider are a company’s historical value measures, including price/earnings ratio, profit margins and liquidation value. We do in-depth research to construct a bargain list from which we buy.

Manager’s Discussion

During the year under review, the Fund’s performance benefited from stock selection in the financials sector. Despite being underweighted in financials relative to the MSCI EAFE Index, the Fund’s sector holdings outperformed those of the index.5 Strong performing financials stocks were concentrated in Japan (Mitsubishi UFJ Financial, Nomura Holdings, Sompo Japan Insurance and Sumitomo Mitsui Financial) and South Korea (Kookmin Bank, Hana Bank and Shinhan Financial Group). Our industrials holdings helped the Fund’s absolute performance, as the sector outperformed the overall index.6 Strong performers included Denmark’s Vestas Wind Systems and the U.K.’s Rolls-Royce Group and BAE Systems. The Fund’s energy sector holdings also helped absolute performance because the sector outperformed the overall index, and the

4. Source: Standard & Poor’s Micropal. Individual country market returns are measured by MSCI country-specific indexes.

5. The financials sector comprises capital markets, commercial banks, insurance and real estate in the Statement of Investments (SOI).

6. The industrials sector comprises aerospace and defense, air freight and logistics, airlines, commercial services and supplies, electrical equipment, industrial conglomerates, and road and rail in the SOI.

Fund had strong returns from France’s Total, the Netherlands’ SBM Offshore and Italy’s Eni.7

Despite the Fund’s positive return, there were several detractors from relative performance. The Fund’s overweighted exposure to the telecommunication services sector, the worst performing MSCI EAFE Index sector, hindered results.8 The Fund’s overall telecommunication services sector position underperformed the overall index; however, it outperformed the index’s telecommunication services sector. Poor performing telecommunication services stocks in the Fund’s portfolio included Spain’s Telefonica, the U.K.’s Vodafone Group and South Korea’s SK Telecom. The Fund’s overweighted position and stock selection in the consumer discretionary sector also hurt relative performance.9 Compass Group and British Sky Broadcasting Group, both in the U.K., performed poorly during the period. The Fund’s underweighted Japanese exposure, as well as stock selection within the country, hurt the Fund’s performance relative to the index.

It is important to recognize the effect of currency movements on the Fund’s performance. In general, if the value of the U.S. dollar increases compared with a foreign currency, an investment traded in that foreign currency will decrease in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the 12 months ended December 31, 2005, the U.S. dollar rose in value relative to most non-U.S. currencies. As a result, the Fund’s performance was negatively affected by the portfolio’s investment primarily in securities with non-U.S. currency exposure.

Thank you for your participation in Templeton Foreign Securities Fund. We look forward to serving your future investment needs.

7. The energy sector comprises energy equipment and services; and oil, gas and consumable fuels in the SOI.

8. The telecommunication services sector comprises diversified telecommunication services and wireless telecommunication services in the SOI.

9. The consumer discretionary sector comprises automobiles; auto components; hotels, restaurants and leisure; household durables; leisure equipment and products; and media in the SOI.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2005, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the adviser makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Top 10 Holdings

Templeton Foreign Securities Fund

12/31/05

Company Sector/Industry, Country	% of Total Net Assets
Cheung Kong Holdings Ltd.	2.0%
Real Estate, Hong Kong
GlaxoSmithKline PLC	1.7%
Pharmaceuticals, U.K.
Samsung Electronics Co. Ltd.	1.6%
Semiconductors & Semiconductor Equipment, South Korea
ING Groep NV	1.6%
Capital Markets, Netherlands
Sanofi-Aventis	1.6%
Pharmaceuticals, France
British Sky Broadcasting Group PLC	1.5%
Media, U.K.
Royal Dutch Shell PLC, B	1.5%
Oil, Gas & Consumable Fuels, U.K.
Vodafone Group PLC, ADR	1.5%
Wireless Telecommunication Services, U.K.
Electrolux AB, B	1.4%
Household Durables, Sweden
Sony Corp.	1.4%
Household Durables, Japan

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments.

Fund Expenses

As an investor in a variable insurance contract (“Contract”) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, redemption fees, surrender fees, transfer fees and premium taxes.

•	Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table below are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract level. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table below provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 × $7.50 = $64.50.

Templeton Foreign Securities Fund – Class 1

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 1	Beginning Account Value 7/1/05	Ending Account Value 12/31/05	Fund-Level Expenses Incurred During Period* 7/1/05-12/31/05
Actual	$1,000	$1,113.10	$4.10
Hypothetical (5% return before expenses)	$1,000	$1,021.32	$3.92

*Expenses are equal to the annualized expense ratio for the Fund’s Class 1 shares (0.77%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights

Templeton Foreign Securities Fund

	Year Ended December 31,
Class 1	2005	2004	2003	2002	2001

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$14.53	$12.37	$9.51	$11.85	$18.78

Income from investment operations:
Net investment income[a]	0.30	0.26	0.19	0.22	0.23
Net realized and unrealized gains (losses)	1.20	2.05	2.87	(2.37)	(5.23)

Total from investment operations	1.50	2.31	3.06	(2.15)	(5.00)

Less distributions from:
Net investment income	(0.19)	(0.15)	(0.20)	(0.19)	(0.26)
Net realized gains	—	—	—	—	(1.67)

Total distributions	(0.19)	(0.15)	(0.20)	(0.19)	(1.93)

Redemption fees	— [c]	— [c]	—	—	—

Net asset value, end of year	$15.84	$14.53	$12.37	$9.51	$11.85

Total return[b]	10.48%	18.87%	32.55%	(18.40)%	(15.75)%
Ratios/supplemental data
Net assets, end of year (000’s)	$531,775	$506,456	$472,665	$397,420	$565,220
Ratios to average net assets:
Expenses	0.77%	0.82%	0.87%	0.88%	0.90%
Net investment income	2.03%	1.95%	1.81%	1.97%	1.59%
Portfolio turnover rate	14.61%	10.91%	18.01%	28.12%	20.00%

[a]	Based on average daily shares outstanding.
[b]	Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.
[c]	Amount is less than $0.01 per share.

See notes to financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Templeton Foreign Securities Fund (continued)

	Year Ended December 31,
Class 2	2005	2004	2003	2002	2001

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$14.35	$12.24	$9.42	$11.74	$18.67

Income from investment operations:
Net investment income[a]	0.26	0.22	0.15	0.17	0.18
Net realized and unrealized gains (losses)	1.19	2.03	2.85	(2.32)	(5.21)

Total from investment operations	1.45	2.25	3.00	(2.15)	(5.03)

Less distributions from:
Net investment income	(0.17)	(0.14)	(0.18)	(0.17)	(0.23)
Net realized gains	—	—	—	—	(1.67)

Total distributions	(0.17)	(0.14)	(0.18)	(0.17)	(1.90)

Redemption fees	— [c]	— [c]	—	—	—

Net asset value, end of year	$15.63	$14.35	$12.24	$9.42	$11.74

Total return[b]	10.17%	18.53%	32.21%	(18.56)%	(15.99)%
Ratios/supplemental data
Net assets, end of year (000’s)	$2,232,990	$1,445,928	$653,594	$299,760	$225,505
Ratios to average net assets:
Expenses	1.02%	1.07%	1.12%	1.13%	1.15%
Net investment income	1.78%	1.70%	1.56%	1.72%	1.32%
Portfolio turnover rate	14.61%	10.91%	18.01%	28.12%	20.00%

[a]	Based on average daily shares outstanding.
[b]	Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.
[c]	Amount is less than $0.01 per share.

See notes to financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Templeton Foreign Securities Fund (continued)

	Year Ended December 31,
Class 3	2005		2004[d]

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$14.35		$12.48

Income from investment operations:
Net investment income[a]	0.25		0.09
Net realized and unrealized gains (losses)	1.18		1.92

Total from investment operations	1.43		2.01

Less distributions from net investment income	(0.18)		(0.14)

Redemption fees	—	[c]	—	[c]

Net asset value, end of year	$15.60		$14.35

Total return[b]	10.13%		16.25%
Ratios/supplemental data
Net assets, end of year (000’s)	$47,462		$16,559
Ratios to average net assets:
Expenses	1.02%		1.07%	[e]
Net investment income	1.78%		1.70%	[e]
Portfolio turnover rate	14.61%		10.91%

[a]	Based on average daily shares outstanding.
[b]	Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.
[c]	Amount is less than $0.01 per share.
[d]	For the period May 1, 2004 (effective date) to December 31, 2004.
[e]	Annualized.

See notes to financial statements.

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2005

Templeton Foreign Securities Fund	Country	Shares	Value
Long Term Investments 86.8%
Common Stocks 85.3%
Aerospace & Defense 1.3%
BAE Systems PLC	United Kingdom	3,544,411	$23,279,045
[a]Rolls-Royce Group PLC	United Kingdom	1,729,900	12,723,282
Rolls-Royce Group PLC, B	United Kingdom	57,778,660	101,891

			36,104,218

Air Freight & Logistics 0.6%
Deutsche Post AG	Germany	753,313	18,299,933

Airlines 0.8%
Qantas Airways Ltd.	Australia	7,413,890	21,971,374

Auto Components 0.8%
GKN PLC	United Kingdom	4,440,200	22,000,728

Automobiles 0.9%
Bayerische Motoren Werke AG	Germany	551,350	24,150,481

Capital Markets 3.2%
Amvescap PLC	United Kingdom	2,575,100	19,582,061
ING Groep NV	Netherlands	1,304,660	45,254,488
Nomura Holdings Inc.	Japan	1,327,730	25,422,942

			90,259,491

Chemicals 1.8%
Akzo Nobel NV	Netherlands	329,003	15,248,541
BASF AG	Germany	324,369	24,856,595
Lonza Group AG	Switzerland	173,400	10,611,882

			50,717,018

Commercial Banks 11.9%
Banco Santander Central Hispano SA	Spain	1,919,500	25,337,261
[a,b]Bank of Communications Ltd., 144A	China	4,184,000	1,902,149
DBS Group Holdings Ltd.	Singapore	1,312,000	13,017,830
Hana Financial Group Inc.	South Korea	690,840	31,679,214
[a]Kookmin Bank, ADR	South Korea	314,560	23,500,778
Lloyds TSB Group PLC	United Kingdom	1,387,500	11,661,102
Mega Financial Holding Co. Ltd.	Taiwan	19,749,000	12,844,536
Mitsubishi UFJ Financial Group Inc.	Japan	2,616	35,462,171
Nordea Bank AB, FDR	Sweden	2,135,083	22,318,867
Royal Bank of Scotland Group PLC	United Kingdom	852,940	25,753,582
[a]Shinhan Financial Group Co. Ltd.	South Korea	869,130	35,412,195
[b]Shinsei Bank Ltd., 144A	Japan	4,990,000	28,833,178
Sumitomo Mitsui Financial Group Inc.	Japan	3,511	37,183,343
UniCredito Italiano SpA	Italy	4,423,938	30,480,964

			335,387,170

Commercial Services & Supplies 1.5%
Contax Participacoes SA, ADR	Brazil	806,480	969,169
Rentokil Initial PLC	United Kingdom	6,633,900	18,660,734
Securitas AB, B	Sweden	1,352,080	22,462,345

			42,092,248

Computers & Peripherals 1.4%
Compal Electronics Inc.	Taiwan	12,423,975	11,202,829
Lite-On Technology Corp.	Taiwan	15,579,480	21,238,381
NEC Corp.	Japan	1,058,000	6,579,446

			39,020,656

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2005 (continued)

Templeton Foreign Securities Fund	Country	Shares	Value
Common Stocks (cont.)
Diversified Telecommunication Services 7.3%
BCE Inc.	Canada	1,210,660	$29,029,591
China Telecom Corp. Ltd., H	China	39,562,000	14,541,758
Chunghwa Telecom Co. Ltd., ADR	Taiwan	1,325,350	24,320,172
France Telecom SA	France	779,220	19,362,847
KT Corp., ADR	South Korea	420,880	9,069,964
Nippon Telegraph & Telephone Corp.	Japan	7,388	33,550,521
Telefonica SA, ADR	Spain	361,829	16,289,542
Telefonos de Mexico SA de CV (Telmex), L, ADR	Mexico	1,561,938	38,548,630
Telenor ASA	Norway	2,003,100	19,661,221

			204,374,246

Electric Utilities 2.2%
Endesa SA	Spain	547,398	14,399,385
Hong Kong Electric Holdings Ltd.	Hong Kong	3,653,500	18,093,982
Iberdrola SA, Br.	Spain	528,222	14,438,999
National Grid PLC	United Kingdom	1,529,536	14,973,179

			61,905,545

Electrical Equipment 1.3%
Gamesa Corp. Tecnologica SA	Spain	123,635	1,809,075
[b]Gamesa Corp. Tecnologica SA, 144A	Spain	1,552,713	22,719,896
[a]Vestas Wind Systems AS	Denmark	502,800	8,257,271
[a,b]Vestas Wind Systems AS, 144A	Denmark	167,600	2,752,424

			35,538,666

Electronic Equipment & Instruments 2.3%
Electrocomponents PLC	United Kingdom	2,776,310	13,421,972
Hitachi Ltd.	Japan	3,361,867	22,644,110
Mabuchi Motor Co. Ltd.	Japan	303,100	16,820,342
Venture Corp. Ltd.	Singapore	1,417,000	11,758,982

			64,645,406

Energy Equipment & Services 0.3%
SBM Offshore NV	Netherlands	115,874	9,362,360

Food & Staples Retailing 0.8%
Boots Group PLC	United Kingdom	2,229,200	23,222,300

Food Products 2.1%
Nestle SA	Switzerland	109,488	32,752,643
Unilever PLC	United Kingdom	2,751,334	27,288,814

			60,041,457

Health Care Equipment & Supplies 0.9%
Olympus Corp.	Japan	956,000	25,108,871

Hotels Restaurants & Leisure 1.2%
Compass Group PLC	United Kingdom	8,828,220	33,490,666

Household Durables 3.8%
Electrolux AB, B	Sweden	1,509,600	39,233,831
Koninklijke Philips Electronics NV	Netherlands	951,239	29,560,763
Sony Corp.	Japan	956,454	39,058,784

			107,853,378

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2005 (continued)

Templeton Foreign Securities Fund	Country	Shares	Value
Common Stocks (cont.)
Industrial Conglomerates 2.7%
Hutchison Whampoa Ltd.	Hong Kong	1,962,000	$18,687,160
Siemens AG	Germany	404,770	34,678,761
Smiths Group PLC	United Kingdom	1,293,800	23,283,104

			76,649,025

Insurance 5.0%
ACE Ltd.	Bermuda	558,903	29,867,776
AXA SA	France	479,792	15,483,728
[b]AXA SA, 144A	France	40,480	1,306,361
Old Mutual PLC	South Africa	5,240,370	14,853,521
Sompo Japan Insurance Inc.	Japan	1,694,000	22,891,892
Swiss Reinsurance Co.	Switzerland	493,655	36,148,134
XL Capital Ltd., A	Bermuda	301,458	20,312,240

			140,863,652

Leisure Equipment & Products 0.9%
Fuji Photo Film Co. Ltd.	Japan	786,800	25,997,797

Media 5.5%
British Sky Broadcasting Group PLC	United Kingdom	5,060,700	43,228,671
Pearson PLC	United Kingdom	2,229,000	26,364,820
Reed Elsevier NV	Netherlands	1,542,120	21,542,537
VNU NV	Netherlands	1,109,540	36,791,946
Wolters Kluwer NV	Netherlands	380,280	7,689,322
Yell Group PLC	United Kingdom	2,000,000	18,460,428

			154,077,724

Metals & Mining 1.2%
Barrick Gold Corp.	Canada	701,894	19,571,870
BHP Billiton Ltd.	Australia	408,050	6,809,645
POSCO, ADR	South Korea	165,547	8,196,232

			34,577,747

Multi-Utilities 1.4%
Centrica PLC	United Kingdom	2,932,210	12,851,425
Suez SA	France	861,400	26,819,909

			39,671,334

Oil, Gas & Consumable Fuels 5.2%
BP PLC	United Kingdom	2,849,920	30,350,466
Eni SpA	Italy	845,840	23,461,576
Repsol YPF SA	Spain	1,186,541	34,653,618
Royal Dutch Shell PLC, B	United Kingdom	1,343,941	42,960,364
Total SA, B	France	54,077	13,584,844

			145,010,868

Paper & Forest Products 3.6%
Norske Skogindustrier ASA	Norway	723,160	11,490,890
Sappi Ltd., ADR	South Africa	1,142,840	12,948,377
Stora Enso OYJ, R	Finland	2,819,980	38,153,401
UPM-Kymmene OYJ	Finland	1,895,319	37,156,888

			99,749,556

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2005 (continued)

Templeton Foreign Securities Fund	Country	Shares	Value
Common Stocks (cont.)
Pharmaceuticals 4.5%
GlaxoSmithKline PLC	United Kingdom	1,861,009	$47,034,043
Sanofi-Aventis	France	500,723	43,865,789
Shire PLC	United Kingdom	928,000	11,878,537
Takeda Pharmaceutical Co. Ltd.	Japan	445,800	24,097,297

			126,875,666

Real Estate 2.8%
Cheung Kong Holdings Ltd.	Hong Kong	5,614,137	57,599,273
Swire Pacific Ltd., B	Hong Kong	12,648,627	22,022,720

			79,621,993

Road & Rail 0.3%
East Japan Railway Co.	Japan	1,100	7,558,248

Semiconductors & Semiconductor Equipment 2.0%
Samsung Electronics Co. Ltd.	South Korea	69,750	45,623,077
Taiwan Semiconductor Manufacturing Co. Ltd.	Taiwan	5,757,380	10,961,761

			56,584,838

Software 1.4%
[a]Check Point Software Technologies Ltd.	Israel	842,050	16,925,205
Nintendo Co. Ltd.	Japan	196,000	23,663,475

			40,588,680

Wireless Telecommunication Services 2.4%
China Mobile (Hong Kong) Ltd., fgn.	China	2,932,000	13,877,902
SK Telecom Co. Ltd., ADR	South Korea	474,820	9,634,098
Vodafone Group PLC, ADR	United Kingdom	1,997,440	42,885,037

			66,397,037

Total Common Stocks (Cost $1,925,307,466)			2,399,770,377

Preferred Stocks 1.5%
Automobiles 0.2%
Volkswagen AG, pfd.	Germany	160,254	6,137,335

Diversified Telecommunication Services 0.8%
Tele Norte Leste Participacoes SA, ADR, pfd.	Brazil	1,309,680	23,469,466

Metals & Mining 0.5%
Companhia Vale do Rio Doce, ADR, pfd., A	Brazil	342,746	12,424,542

Total Preferred Stocks (Cost $27,909,608)			42,031,343

Total Long Term Investments (Cost $1,953,217,074)			2,441,801,720

Short Term Investment (Cost $383,771,994) 13.7%
Money Fund 13.7%
[c]Franklin Institutional Fiduciary Trust Money Market Portfolio	United States	383,771,994	383,771,994

Total Investments (Cost $2,336,989,068) 100.5%			2,825,573,714
Other Assets, less Liabilities (0.5)%			(13,346,337)

Net Assets 100.0%			$2,812,227,377

Selected Portfolio Abbreviations

ADR - American Depository Reciept

FDR - Foreign Depository Reciept

a Non-income producing.

[b]	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under the guidelines approved by the Trust’s Board of Trustees. At December 31, 2005, the value of these securities was $57,514,008, representing 2.05% of net assets.

c See Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio.

See notes to financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements

Statement of Assets and Liabilities

December 31, 2005

Templeton Foreign Securities Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$1,953,217,074
Cost - Sweep Money Fund (Note 7)	383,771,994

Total cost of investments	$2,336,989,068

Value - Unaffiliated issuers	$2,441,801,720
Value - Sweep Money Fund (Note 7)	383,771,994

Total value of investments	2,825,573,714
Cash	150,729
Foreign currency, at value (cost $6,145,275)	6,140,586
Receivables:
Investment securities sold	8,840,398
Capital shares sold	2,734,874
Dividends	3,516,167

Total assets	2,846,956,468

Liabilities:
Payables:
Investment securities purchased	29,943,347
Capital shares redeemed	1,781,684
Affiliates	2,536,429
Accrued expenses and other liabilities	467,631

Total liabilities	34,729,091

Net assets, at value	$2,812,227,377

Net assets consist of:
Paid-in capital	$2,285,910,176
Undistributed net investment income	39,493,779
Net unrealized appreciation (depreciation)	488,620,913
Accumulated net realized gain (loss)	(1,797,491)

Net assets, at value	$2,812,227,377

Class 1:
Net assets, at value	$531,774,693

Shares outstanding	33,577,474

Net asset value and offering price per share	$15.84

Class 2:
Net assets, at value	$2,232,990,435

Shares outstanding	142,908,382

Net asset value and offering price per share	$15.63

Class 3:
Net assets, at value	$47,462,249

Shares outstanding	3,041,719

Net asset value and offering price per share[a]	$15.60

aRedemption price is equal to net asset value less any redemption fees retained by the Fund.

See notes to financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Operations

for the year ended December 31, 2005

Templeton Foreign Securities Fund
Investment income:
Dividends: (net of foreign taxes of $4,372,409)
Unaffiliated issuers	$56,025,702
Sweep Money Fund (Note 7)	9,496,331
Other income (Note 9)	30,606

Total investment income	65,552,639

Expenses:
Management fees (Note 3a)	13,997,281
Administrative fees (Note 3b)	2,327,271
Distribution fees: (Note 3c)
Class 2	4,503,381
Class 3	74,412
Unaffiliated transfer agent fees	14,941
Custodian fees (Note 4)	691,246
Reports to shareholders	923,637
Professional fees	76,335
Trustees’ fees and expenses	11,918
Other	54,397

Total expenses	22,674,819
Expense reductions (Note 4)	(1,561)

Net expenses	22,673,258

Net investment income	42,879,381

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	106,539,675
Foreign currency transactions	(1,266,372)

Net realized gain (loss)	105,273,303

Net change in unrealized appreciation (depreciation) on:
Investments	103,979,634
Translation of assets and liabilities denominated in foreign currencies	(356,511)
Change in deferred taxes on unrealized appreciation	169,581

Net change in unrealized appreciation (depreciation)	103,792,704

Net realized and unrealized gain (loss)	209,066,007

Net increase (decrease) in net assets resulting from operations	$251,945,388

See notes to financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statements of Changes in Net Assets

	Templeton Foreign Securities Fund
	Year Ended December 31,
	2005	2004

Increase (decrease) in net assets:
Operations:
Net investment income	$42,879,381	$26,110,404
Net realized gain (loss) from investments and foreign currency transactions	105,273,303	39,378,493
Net change in unrealized appreciation (depreciation) on investments, translation of assets and liabilities denominated in foreign currencies and deferred taxes	103,792,704	215,691,763

Net increase (decrease) in net assets resulting from operations	251,945,388	281,180,660

Distributions to shareholders from:
Net investment income:
Class 1	(6,459,354)	(5,478,306)
Class 2	(20,723,612)	(10,189,845)
Class 3	(354,063)	(37,708)

Total distributions to shareholders	(27,537,029)	(15,705,859)

Capital share transactions: (Note 2)
Class 1	(19,374,244)	(43,045,841)
Class 2	610,744,172	605,495,077
Class 3	27,501,947	14,758,051

Total capital share transactions	618,871,875	577,207,287

Redemption fees	4,290	1,304

Net increase (decrease) in net assets	843,284,524	842,683,392
Net assets:
Beginning of year	1,968,942,853	1,126,259,461

End of year	$2,812,227,377	$1,968,942,853

Undistributed net investment income included in net assets:
End of year	$39,493,779	$24,955,358

See notes to financial statements.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements

Templeton Foreign Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of twenty-two separate series. The Templeton Foreign Securities Fund (the Fund) included in this report is diversified. The financial statements of the remaining funds in the series are presented separately. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts.

The following summarizes the Fund’s significant accounting policies.

a. Security Valuation

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Investments in open-end mutual funds are valued at the closing net asset value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust’s Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust’s Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Foreign Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

c. Foreign Currency Contracts

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.

d. Income and Deferred Taxes

No provision has been made for U.S. income taxes because the Fund’s policy is to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

The Fund is subject to a tax imposed on net realized gains on securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these securities in an amount that would be payable if the securities were disposed of on the valuation date.

Foreign securities held by the Fund may be subject to foreign taxation. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.

e. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Such distributions are reinvested in additional shares of the Fund. Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with generally accepted accounting principles. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each Fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

f. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Foreign Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

g. Redemption Fees

Redemptions and exchanges of Class 3 shares held 60 days or less may be subject to the Fund’s redemption fee, which is 1% of the amount redeemed. Such fees are retained by the Fund and accounted for as an addition to paid-in capital.

h. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

The Fund offers three classes of shares: Class 1, Class 2 and Class 3. Effective May 1, 2004 the Fund began offering a new class of shares, Class 3. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

At December 31, 2005, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2005		2004
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	3,758,655	$55,211,998	2,258,527	$29,175,787
Shares issued in reinvestment of distributions	453,606	6,459,354	437,215	5,478,306
Shares redeemed	(5,489,770)	(81,045,596)	(6,039,270)	(77,699,934)

Net increase (decrease)	(1,277,509)	$(19,374,244)	(3,343,528)	$(43,045,841)

Class 2 Shares:
Shares sold	51,344,360	$745,826,623	59,591,849	$761,455,379
Shares issued in reinvestment of distributions	1,472,894	20,723,612	821,762	10,189,845
Shares redeemed	(10,646,257)	(155,806,063)	(13,067,398)	(166,150,147)

Net increase (decrease)	42,170,997	$610,744,172	47,346,213	$605,495,077

Class 3 Shares:[a]
Shares sold	2,107,457	$30,752,443	1,203,190	$15,372,770
Shares issued in reinvestment of distributions	25,189	353,916	3,035	37,599
Shares redeemed	(244,990)	(3,604,412)	(52,162)	(652,318)

Net increase (decrease)	1,887,656	$27,501,947	1,154,063	$14,758,051

[a]	For the period May 1, 2004 (effective date) to December 31, 2004.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Foreign Securities Fund

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Templeton Investment Counsel, LLC (TIC)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to TIC based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.750%	Up to and including $200 million
0.675%	Over $200 million, up to and including $1.3 billion
0.600%	In excess of $1.3 billion

b. Administrative Fees

The Fund pays an administrative fee to FT Services based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.150%	Up to and including $200 million
0.135%	Over $200 million, up to and including $700 million
0.100%	Over $700 million, up to and including $1.2 billion
0.075%	In excess of $1.2 billion

c. Distribution Fees

The Fund’s Board of Trustees has adopted distribution plans for Class 2 and Class 3 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets of each class. The Board of Trustees has set the current rate at 0.25% per year.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2005, the custodian fees were reduced as noted in the Statement of Operations.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Foreign Securities Fund

5. INCOME TAXES

At December 31, 2005, the Fund had tax basis capital losses of $1,301,670 expiring on December 31, 2011, which may be carried over to offset future capital gains, if any. During the year ended December 31, 2005, the Fund utilized $106,539,675 of capital loss carryforwards.

For tax purposes, realized currency losses, occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At December 31, 2005, the Fund deferred realized currency losses of $495,819.

The tax character of distributions paid during the years ended December 31, 2005 and 2004, was as follows:

	2005	2004
Distributions paid from ordinary income	$27,537,029	$15,705,859

At December 31, 2005, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income for income tax purposes were as follows:

Cost of investments	$2,336,989,068

Unrealized appreciation	$556,170,295
Unrealized depreciation	(67,585,649)

Net unrealized appreciation (depreciation)	$488,584,646

Distributable earnings - undistributed ordinary income	$39,493,779

Net investment income and realized gains (losses) differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2005, aggregated $831,021,504 and $293,046,003, respectively.

7. INVESTMENTS IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund), an open-end investment company managed by Franklin Advisers Inc. (an affiliate of the investment manager). Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Foreign Securities Fund

8. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

9. REGULATORY MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares, Franklin Resources, Inc. and certain of its subsidiaries (collectively, the “Company”), entered into settlements with certain of those regulators.

Specifically, the Company entered into settlements with the Securities and Exchange Commission (“SEC”) concerning market timing (the “August 2, 2004 SEC Order”) and marketing support payments to securities dealers who sell fund shares (the “December 13, 2004 SEC Order”) and with the California Attorney General’s Office (“CAGO”) concerning marketing support payments to securities dealers who sell fund shares (the “CAGO Settlement”). Under the terms of the settlements with the SEC and the CAGO, the Company retained an Independent Distribution Consultant (“IDC”) to develop a plan for distribution of the respective settlement monies. The CAGO approved the distribution plan under the CAGO Settlement and, in accordance with the terms and conditions of that settlement, the monies were disbursed to the relevant funds and are recorded as other income in the current period. The SEC has not yet approved the distribution plan pertaining to the December 13, 2004 SEC Order. When approved, disbursements of settlement monies will be made promptly to the relevant funds, in accordance with the terms and conditions of that order. The IDC continues to develop the plan of distribution under the August 2, 2004 SEC Order that resolved the SEC’s market timing investigation.

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, directors, and/or employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.) relating to the industry practices referenced above, as well as to allegedly excessive advisory fees, commissions, and/or 12b-1 fees. The lawsuits were filed in different courts throughout the country. Many of those suits are now pending in a multi-district litigation in the United States District Court for the District of Maryland.

The Company and fund management strongly believe that the claims made in each of the private lawsuits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Trust, it is committed to making the Trust or their shareholders whole, as appropriate.

Franklin Templeton Variable Insurance Products Trust

Templeton Foreign Securities Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Templeton Foreign Securities Fund (one of the funds constituting Franklin Templeton Variable Insurance Products Trust, hereafter referred to as the “Fund”) at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 10, 2006

Franklin Templeton Variable Insurance Products Trust

Tax Designation (unaudited)

Templeton Foreign Securities Fund

At December 31, 2005, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from dividends paid to the Fund on these investments. The Fund elects to treat foreign taxes paid as allowed under Section 853 of the Internal Revenue Code. This election will allow shareholders of record in June 2006, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The foreign tax information will be disclosed in the June 30, 2006, semi-annual report of the Fund.

TEMPLETON GLOBAL ASSET ALLOCATION FUND

This annual report for Templeton Global Asset Allocation Fund covers the fiscal year ended December 31, 2005.

Performance Summary as of 12/31/05

Average annual total return of Class 1 shares* represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/05

	1-Year	5-Year	10-Year
Average Annual Total Return	+3.85%	+6.63%	+9.51%

*Performance prior to the 5/1/00 merger reflects historical performance of Templeton Asset Allocation Fund.

Total Return Index Comparison

for Hypothetical $10,000 Investment (1/1/96–12/31/05)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance* is compared to the performance of the Morgan Stanley Capital International (MSCI) All Country (AC) World Index and the J.P. Morgan (JPM) Global Government Bond Index (GGBI). One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

**Sources: Standard & Poor’s Micropal; J.P. Morgan. Please see Index Descriptions following the Fund Summaries.

Templeton Global Asset Allocation Fund – Class 1

Performance reflects the Fund’s Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

TGA-1

Fund Goal and Main Investments: Templeton Global Asset Allocation Fund seeks high total return. The Fund normally invests in equity securities of companies of any country, debt securities of companies and governments of any country, and in money market instruments. The Fund invests substantially to primarily in equity securities and may invest in high yield, lower-rated bonds.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. The Fund underperformed its broad equity benchmark, the MSCI AC World Index, which returned +11.37% for the year under review, while outperforming its fixed income benchmark, the JPM GGBI, which had a -6.53% total return during the same period.1

Economic and Market Overview

The global economy overcame fears of derailment generated by higher energy costs and advanced at a solid clip during 2005, with signs of firming recoveries in Europe and Japan. Excluding the volatile energy and food sectors, inflation remained relatively subdued worldwide, and monetary policy remained fairly accommodative. The U.S. Federal Reserve Board (Fed) raised the short-term federal funds target rate with eight quarter-point increases, bringing it to 4.25%. The European Central Bank (ECB) made one quarter-point rise in short-term rates, its first increase after keeping rates at historically low levels for more than two and a half years. Even after the increases, both rates remained at levels considered accommodative for economic growth.

Strong demand for oil sustained high prices during most of the year, while prices for other commodities such as industrial metals were also high, led by copper, whose contract price rose 45.4% during 2005.2 This contributed to economic growth in countries such as Australia and Canada, and emerging markets in Asia and Latin America that are tied to mining and industrial commodities.

In this environment, global equity markets performed strongly, particularly outside the U.S. One-year total return for the MSCI AC World ex US Index was +17.11% in U.S. dollar terms.3 By comparison the total

1. Sources: Standard & Poor’s Micropal; J.P. Morgan. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

2. Source: New York Mercantile Exchange.

3. Source: Standard & Poor’s Micropal. Please see Index Descriptions following the Fund Summaries.

Fund Risks: The Fund’s investments in stocks offer the potential for long-term gains but can be subject to short-term up-and-down price movements. Foreign investing, especially in emerging markets, involves additional risks including currency fluctuations, economic instability, and social and political developments. Because the Fund invests in bonds and other debt obligations, the Fund’s share price and yield will be affected by interest rate movements. Bond prices generally move in the opposite direction from interest rates. Thus, as the prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. High yield, lower-rated (junk) bonds generally have greater price swings and higher default risks. The Fund’s prospectus also includes a description of the main investment risks.

TGA-2

return for the MSCI USA Index was +5.72%.3 In terms of sectors, energy and materials led equity market performance, and telecommunication services and consumer-related sectors lagged.

Among developed countries, the Japanese equity market performed well, returning +44.70% in local currency terms for the year under review.4 However, this market benefited primarily from investors outside Japan, and the return was significantly less (+25.62%) after conversion into U.S. dollars.4 In contrast, the conversion into dollars enhanced equity market returns in Brazil (+57.04%), Mexico (+49.11%) and South Korea (+58.00%).4 At the beginning of the year, the consensus of many analysts appeared to be that the U.S. dollar would decline in value relative to major currencies. In fact, for the year the dollar appreciated versus the yen, the euro, the pound and most other currencies.

Consistent with strong economic growth and in particular solid consumption trends, U.S. imports exceeded exports, driving the U.S. trade balance to a $64 billion monthly deficit level by November 2005.5 Although high oil prices negatively impacted the deficit, the underlying trade balance (not including oil) also deteriorated, largely as a result of a widening trade deficit with the Pacific Rim region. Furthermore, the U.S. current account deficit widened to 6.2% of gross domestic product (GDP) in third quarter 2005 versus 5.7% a year earlier.5

In contrast to the U.S., Asia generated trade and current account surpluses. These surpluses facilitated foreign reserve accumulation, most notably in China. This foreign reserve buildup combined with international political pressure prompted the Chinese government to revalue the yuan and move from its U.S. dollar peg to a managed float versus a basket of undisclosed global currencies. Overall, aggregate foreign and domestic demand among Asian economies rose over the Fund’s fiscal year. Asian economic growth accelerated and some regional interest rates began to rise.

Central European economies benefited from firmer growth conditions in the euro zone. GDP growth rose in Poland and Slovakia. Prior fiscal reforms and prudent macroeconomic policies enabled Slovakia to join ERMII, which is the precursor to adopting the euro, in the fourth quarter. Economic conditions in Norway and Sweden remained characterized by significantly large current account surpluses and better

4. Source: Standard & Poor’s Micropal. Individual country market returns are measured by MSCI country-specific indexes.

5. Source: U.S. Department of Commerce.

What is a current account?

A current account is that part of the balance of payments where all of one country’s international transactions in goods and services are recorded.

What is balance of payments?

Balance of payments is a record of all of a country’s exports and imports of goods and services, borrowing and lending with the rest of the world during a particular time period. It helps a country evaluate its competitive strengths and weaknesses and forecast the strength of its currency.

TGA-3

domestic growth conditions, led by labor market improvement. Correspondingly, Norway’s central bank raised interest rates during the period and Sweden’s paused after reducing rates earlier in the period.

Investment Strategy

Our investment philosophy is bottom-up, value-oriented and long-term. In choosing equity investments, we will focus on the market price of a company’s securities relative to our evaluation of the company’s potential long-term earnings, asset value and cash flow. Among factors we may consider are a company’s historical value measures, including price/earnings ratio, profit margins and liquidation value.

In choosing debt investments, we allocate our assets among issuers, geographic regions and currencies based upon our assessment of relative interest rates among currencies, our outlook for changes in interest rates, and credit risks. With respect to debt securities, we may also from time to time make use of forward currency exchange contracts (hedging instruments) to protect against currency risk.

Manager’s Discussion

Equity

During the year under review, the Fund held investments in a broad array of holdings, sectors and countries. Fund returns received a significant boost from the industrials sector, where we were overweighted compared with the benchmark MSCI AC World Index.6 Although industrials stocks performed well, the Fund in particular benefited from our selections in the sector, allowing our industrials stake to fare better than the index’s. Strong performers among our industrials stocks were Atlas Copco, BAE Systems, Rolls-Royce Group and Vestas Wind Systems. The Fund also gained from its financials holdings.7 Notable performers included Kookmin Bank, Nomura Holdings, Mitsubishi UFJ Financial Group and Sumitomo Mitsui Financial Group. Although the Fund was underweighted in the financials sector, our stock selection boosted relative performance. In addition, although our information technology stocks were evenly weighted compared with the index, our stock selection made a positive difference.8 Standouts included Maxtor,

6. The industrials sector comprises aerospace and defense, air freight and logistics, commercial services and supplies, electrical equipment, industrial conglomerates and machinery in the Statement of Investments (SOI).

7. The financials sector comprises capital markets, consumer finance, commercial banks, diversified financial services, insurance and real estate in the SOI.

8. The information technology sector comprises communications equipment, computers and peripherals, electronic equipment and instruments, IT services, semiconductors and semiconductor equipment, and software in the SOI.

TGA-4

Western Digital, Lite-On Technology, Samsung Electronics and Satyam Computer Services. We sold Western Digital and Satyam by period-end.

There were some disappointments that detracted from our overall results during the period. Stock selection in the health care sector hurt the Fund’s performance.9 Within the sector, Abbott Laboratories, Boston Scientific, Pfizer and Tenet Healthcare underperformed.

From a country standpoint, the Fund’s exposure to Japan and the U.S. hampered overall returns. Although we were slightly overweighted in Japan, stock selection hurt Fund performance, with weak results from Hitachi, Nintendo, Mabuchi Motor and Fuji Photo Film. Similarly, the Fund suffered from our stock selection for U.S. holdings. Stocks of BearingPoint, Dow Chemical, Fannie Mae, Mattel and The DIRECTV Group declined in value and hurt Fund performance.

It is important to recognize the effect of currency movements on the Fund’s performance. In general, if the value of the U.S. dollar increases compared with a foreign currency, an investment traded in that foreign currency will decrease in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the year ended December 31, 2005, the U.S. dollar rose in value relative to most non-U.S. currencies. As a result, the Fund’s performance (equity portion only) was negatively affected by the portfolio’s investment primarily in securities with non-U.S. currency exposure.

Fixed Income

Interest Rate Strategy

In anticipation of rising global interest rates, led by the U.S. Fed, we shortened the Fund’s overall duration, particularly in Asia and increasingly Europe. However, we continued to find opportunities over the past year to take advantage of lower interest rates to benefit Fund performance. Lower interest rates in Poland and Slovakia bolstered local bond market returns. While we continued to avoid the U.K.’s currency risk, the lack of exposure to the U.K. bond market detracted from relative Fund performance given the 25 basis-point (100 basis points equal one percentage point) reduction in interest rates during the year.10

9. The health care sector comprises health care equipment and supplies, health care providers and services, and pharmaceuticals in the SOI.

10. Source: Bank of England.

TGA-5

Currency Strategy

The dollar appreciated against its major trading partners; however, while this positive interest rate differential was increasing, the U.S. balance of payment position deteriorated, led by a larger current account deficit and greater reliance on debt financing, particularly from the government sector. That the U.S. current account deficit deteriorated significantly while the country also experienced currency strength indicated global macroeconomic imbalances. These imbalances were largely offset by sufficient global market liquidity resulting from a large, global savings pool in Asia and oil-exporting countries. Given the magnitude of global economic imbalances, particularly between the U.S. and Asia, we believe the U.S. dollar may need to weaken to help improve the U.S. current account position over the medium term.

In a relatively difficult currency environment, currency diversification was an important component of the Fund’s strong performance relative to the JPM GGBI. We significantly reduced exposure to the euro and increased allocation to non-Japan Asia, non-euro Europe and the Americas outside of the U.S. The two most notable allocation changes, and consequently, the largest currency contributors to relative performance, were the Canadian dollar and the South Korean won. Macroeconomic fundamentals remained supportive of the Canadian dollar, which appreciated 2.57% against the U.S. dollar and brought the total return of Canadian bond markets to 10.02% in U.S. dollar terms over the year.11 We continued to see more signs of domestic demand strength in Asia. One of the best examples was the acceleration of South Korean private consumption in third quarter 2005, following an improvement in consumer confidence and a rise in property prices earlier in the year. The South Korean won appreciated 2.41% against the U.S. dollar.11 The Swedish krona weakened more than the euro against the dollar, or 16.50%, and was one of the more significant currency detractors from relative performance.11 Currency performance over the period was hindered by Sweden’s lower interest rates relative to other developed markets; however, the country maintained large current account and fiscal surpluses.

Global Sovereign Debt Strategy

The Fund also purchased investment-grade and sub-investment-grade sovereign debt that typically compensates for greater credit risk by

11. Source: J.P. Morgan, Government Bond Index Monitor, December 2005.

Top 5 Sectors/Industries

Templeton Global Asset Allocation Fund

Based on Equity Securities

12/31/05

% of Total Net Assets
Media	5.0%
Diversified Telecommunication Services	4.7%
Commercial Banks	4.7%
Pharmaceuticals	4.6%
Insurance	4.1%

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments.

TGA-6

offering higher yields relative to U.S. and European benchmark treasury curves. Despite rising U.S. interest rates, U.S. dollar-denominated emerging market debt continued to generate strong returns, rising 10.73% over the period, as measured by the JPM Emerging Markets Bond Index (EMBI) Global.12 Sovereign interest rate spreads narrowed from 347 basis points greater than the U.S. Treasury market at the beginning of the reporting period, to 237 basis points by period-end. Regionally, Latin American sovereign debt rose 10.88%, eastern European 10.91% and Asian 11.39%.12 Euro-denominated markets also rose during the period, gaining 7.07% in euro terms as measured by the JPM Euro EMBI Global, yet declined in U.S. dollar terms given the euro’s volatility.12 We sought to take advantage of strength in sovereign debt prices to reduce allocations to U.S. dollar-denominated credit, particularly in Venezuela and Ukraine.

Thank you for your participation in Templeton Global Asset Allocation Fund. We look forward to serving your future investment needs.

12. Source: J.P. Morgan, Emerging Markets Bond Index Monitor, December 2005. Please see Index Descriptions following the Fund Summaries.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2005, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the adviser makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Top 5 Country Holdings

Templeton Global Asset Allocation Fund

12/31/05

% of Total Net Assets
U.S.	13.9%
U.K.	11.4%
South Korea	8.1%
Japan	7.4%
France	4.9%

TGA-7

Fund Expenses

As an investor in a variable insurance contract (“Contract”) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, redemption fees, surrender fees, transfer fees and premium taxes.

•	Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table below are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract level. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table below provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 × $7.50 = $64.50.

Templeton Global Asset Allocation Fund – Class 1

TGA-8

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 1	Beginning Account Value 7/1/05	Ending Account Value 12/31/05	Fund-Level Expenses Incurred During Period* 7/1/05-12/31/05
Actual	$1,000	$1,053.00	$4.40
Hypothetical (5% return before expenses)	$1,000	$1,020.92	$4.33

*Expenses are equal to the annualized expense ratio for the Fund’s Class 1 shares (0.85%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

TGA-9

Franklin Templeton Variable Insurance Products Trust

Financial Highlights

Templeton Global Asset Allocation Fund

	Year Ended December 31,
Class 1	2005	2004	2003	2002	2001
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$21.11	$18.78	$14.59	$15.51	$19.22

Income from investment operations:
Net investment income[a]	0.49	0.48	0.41	0.39	0.38 [c]
Net realized and unrealized gains (losses)	0.28	2.42	4.23	(1.01)	(2.16)[c]

Total from investment operations	0.77	2.90	4.64	(0.62)	(1.78)

Less distributions from:
Net investment income	(0.82)	(0.57)	(0.45)	(0.30)	(0.26)
Net realized gains	—	—	—	—	(1.67)

Total distributions	(0.82)	(0.57)	(0.45)	(0.30)	(1.93)

Net asset value, end of year	$21.06	$21.11	$18.78	$14.59	$15.51

Total return[b]	3.85%	15.94%	32.31%	(4.17)%	(9.72)%
Ratios/supplemental data
Net assets, end of year (000’s)	$638,006	$625,728	$572,798	$425,470	$501,074
Ratios to average net assets:
Expenses	0.85%	0.84%	0.81%	0.81%	0.81%
Net investment income	2.36%	2.52%	2.54%	2.56%	2.28% [c]
Portfolio turnover rate	26.23%	27.43%	34.25%	27.27%	35.63%

aBased on average daily shares outstanding.

bTotal return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton  Variable Insurance Products Trust serves as an underlying investment vehicle.

cEffective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing all  premium and discount on fixed-income securities, as required. The effect of this change was as follows:

Net investment income per share	$(0.018)
Net realized and unrealized gains per share	(0.018)
Ratio of net investment income to average net assets	(0.10)%

See notes to financial statements.

TGA-10

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Templeton Global Asset Allocation Fund (continued)

	Year Ended December 31,
Class 2	2005	2004	2003	2002	2001
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$20.94	$18.64	$14.49	$15.41	$19.13

Income from investment operations:
Net investment income[a]	0.43	0.43	0.36	0.34	0.33 [c]
Net realized and unrealized gains (losses)	0.29	2.41	4.20	(1.00)	(2.15)[c]

Total from investment operations	0.72	2.84	4.56	(.66)	(1.82)

Less distributions from:
Net investment income	(0.78)	(0.54)	(0.41)	(0.26)	(0.23)
Net realized gains	—	—	—	—	(1.67)

Total distributions	(0.78)	(0.54)	(0.41)	(0.26)	(1.90)

Net asset value, end of year	$20.88	$20.94	$18.64	$14.49	$15.41

Total return[b]	3.55%	15.72%	31.95%	(4.39)%	(9.95)%
Ratios/supplemental data
Net assets, end of year (000’s)	$68,385	$65,806	$55,754	$39,926	$38,974
Ratios to average net assets:
Expenses	1.10%	1.09%	1.06%	1.06%	1.06%
Net investment income	2.11%	2.27%	2.29%	2.31%	1.99% [c]
Portfolio turnover rate	26.23%	27.43%	34.25%	27.27%	35.63%

aBased on average daily shares outstanding.

bTotal return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton  Variable Insurance Products Trust serves as an underlying investment vehicle.

cEffective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing all  premium and discount on fixed-income securities, as required. The effect of this change was as follows:

Net investment income per share	$(0.018)
Net realized and unrealized gains per share	(0.018)
Ratio of net investment income to average net assets	(0.10)%

See notes to financial statements.

TGA-11

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2005

Templeton Global Asset Allocation Fund	Country	Shares	Value
Common Stocks 65.2%
Aerospace & Defense 1.1%
BAE Systems PLC	United Kingdom	667,495	$4,383,986
[a]Rolls-Royce Group PLC	United Kingdom	464,247	3,414,501
Rolls-Royce Group PLC, B	United Kingdom	15,505,849	27,344

			7,825,831

Air Freight & Logistics 0.9%
Deutsche Post AG	Germany	255,240	6,200,444

Auto Components 0.7%
Valeo SA	France	127,509	4,741,388

Automobiles 0.6%
Bayerische Motoren Werke AG	Germany	97,480	4,269,863

Capital Markets 2.5%
Amvescap PLC	United Kingdom	587,500	4,467,578
ING Groep NV	Netherlands	210,732	7,309,620
Nomura Holdings Inc.	Japan	309,600	5,928,120

			17,705,318

Chemicals 1.1%
Akzo Nobel NV	Netherlands	63,665	2,950,728
The Dow Chemical Co.	United States	116,800	5,118,176

			8,068,904

Commercial Banks 4.7%
Banco Santander Central Hispano SA	Spain	445,400	5,879,248
DBS Group Holdings Ltd.	Singapore	476,000	4,722,932
[a]Kookmin Bank, ADR	South Korea	119,040	8,893,478
Lloyds TSB Group PLC	United Kingdom	343,900	2,890,273
Mitsubishi UFJ Financial Group Inc.	Japan	202	2,738,287
Nordea Bank AB, FDR	Sweden	480,660	5,024,529
Sumitomo Mitsui Financial Group Inc.	Japan	269	2,848,852

			32,997,599

Commercial Services & Supplies 2.2%
R. R. Donnelley & Sons Co.	United States	103,660	3,546,209
Rentokil Initial PLC	United Kingdom	1,443,100	4,059,347
Securitas AB, B	Sweden	472,700	7,853,049

			15,458,605

Communications Equipment 0.5%
[a]Avaya Inc.	United States	364,440	3,888,575

Computers & Peripherals 1.0%
Lite-On Technology Corp.	Taiwan	2,117,520	2,886,662
[a]Maxtor Corp.	United States	276,400	1,918,216
NEC Corp.	Japan	319,000	1,983,784

			6,788,662

Consumer Finance 0.3%
Fannie Mae	United States	50,400	2,460,024

Diversified Consumer Services 0.6%
H&R Block Inc.	United States	183,800	4,512,290

TGA-12

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2005 (continued)

Templeton Global Asset Allocation Fund	Country	Shares	Value
Common Stocks (cont.)
Diversified Financial Services 1.1%
JPMorgan Chase & Co.	United States	154,870	$6,146,790
Morgan Stanley	United States	30,900	1,753,266

			7,900,056

Diversified Telecommunication Services 4.7%
Chunghwa Telecom Co. Ltd., ADR	Taiwan	141,200	2,591,020
France Telecom SA, ADR	France	188,250	4,676,130
KT Corp., ADR	South Korea	208,260	4,488,003
Nippon Telegraph & Telephone Corp.	Japan	1,152	5,231,483
Nippon Telegraph & Telephone Corp., ADR	Japan	5,680	129,561
Telefonica SA, ADR	Spain	100,192	4,510,644
Telefonos de Mexico SA de CV (Telmex), L, ADR	Mexico	303,716	7,495,711
Telenor ASA	Norway	425,300	4,174,488

			33,297,040

Electric Utilities 1.7%
E.ON AG	Germany	48,690	5,041,339
Endesa SA	Spain	122,000	3,209,228
National Grid PLC	United Kingdom	368,659	3,608,936

			11,859,503

Electrical Equipment 1.1%
Gamesa Corp. Tecnologica SA	Spain	22,797	333,575
[b]Gamesa Corp. Tecnologica SA, 144A	Spain	281,943	4,125,499
[a,b]Vestas Wind Systems AS, 144A	Denmark	204,300	3,355,132

			7,814,206

Electronic Equipment & Instruments 1.8%
Hitachi Ltd.	Japan	845,000	5,691,562
Mabuchi Motor Co. Ltd.	Japan	74,700	4,145,429
Venture Corp. Ltd.	Singapore	343,000	2,846,387

			12,683,378

Food & Staples Retailing 0.5%
Boots Group PLC	United Kingdom	364,800	3,800,240

Food Products 1.7%
Nestle SA	Switzerland	22,300	6,670,904
Unilever PLC	United Kingdom	513,650	5,094,583

			11,765,487

Gas Utilities 1.0%
El Paso Corp.	United States	607,740	7,390,118

Health Care Equipment & Supplies 0.7%
[a]Boston Scientific Corp.	United States	196,230	4,805,673

Health Care Providers & Services 0.4%
[a]Tenet Healthcare Corp.	United States	376,600	2,884,756

Hotels Restaurants & Leisure 0.8%
Compass Group PLC	United Kingdom	1,511,620	5,734,470

Household Durables 2.0%
Koninklijke Philips Electronics NV	Netherlands	212,837	6,614,136
Sony Corp.	Japan	41,300	1,686,571
Sony Corp., ADR	Japan	136,900	5,585,520

			13,886,227

TGA-13

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2005 (continued)

Templeton Global Asset Allocation Fund	Country	Shares	Value
Common Stocks (cont.)
Industrial Conglomerates 1.1%
Siemens AG, ADR	Germany	30,680	$2,625,901
Smiths Group PLC	United Kingdom	278,600	5,013,660

			7,639,561

Insurance 4.1%
ACE Ltd.	Bermuda	101,700	5,434,848
AXA SA	France	210,734	6,800,755
American International Group Inc.	United States	76,170	5,197,079
Swiss Reinsurance Co.	Switzerland	95,570	6,998,161
XL Capital Ltd., A	Bermuda	68,810	4,636,418

			29,067,261

IT Services 0.4%
[a]BearingPoint Inc.	United States	410,000	3,222,600

Leisure Equipment & Products 1.0%
Fuji Photo Film Co. Ltd.	Japan	142,600	4,711,853
Mattel Inc.	United States	131,100	2,074,002

			6,785,855

Machinery 0.5%
Atlas Copco AB, A	Sweden	154,890	3,450,447

Media 5.0%
British Sky Broadcasting Group PLC	United Kingdom	783,600	6,693,538
[a]The DIRECTV Group Inc.	United States	420,900	5,943,108
News Corp., A	United States	363,110	5,646,361
Pearson PLC	United Kingdom	364,400	4,310,157
Reed Elsevier NV	Netherlands	501,600	7,007,066
Time Warner Inc.	United States	110,900	1,934,096
Wolters Kluwer NV	Netherlands	156,115	3,156,670

			34,690,996

Metals & Mining 0.4%
POSCO, ADR	South Korea	57,100	2,827,021

Multi-Utilities 1.0%
Centrica PLC	United Kingdom	480,200	2,104,643
Suez SA	France	159,880	4,977,904

			7,082,547

Multiline Retail 0.8%
Target Corp.	United States	107,000	5,881,790

Oil, Gas & Consumable Fuels 2.6%
BP PLC	United Kingdom	497,510	5,298,275
Eni SpA	Italy	224,025	6,213,917
Royal Dutch Shell PLC, B	United Kingdom	217,252	6,944,669

			18,456,861

Paper & Forest Products 1.8%
Stora Enso OYJ, R	Finland	518,430	7,021,224
UPM-Kymmene OYJ	Finland	297,480	5,831,963

			12,853,187

Pharmaceuticals 4.6%
Abbott Laboratories	United States	118,000	4,652,740
Bristol-Myers Squibb Co.	United States	217,420	4,996,311

TGA-14

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2005 (continued)

Templeton Global Asset Allocation Fund	Country	Shares		Value
Common Stocks (cont.)
Pharmaceuticals (cont.)
GlaxoSmithKline PLC	United Kingdom	290,761		$7,348,522
Pfizer Inc.	United States	129,900		3,029,268
Sanofi-Aventis	France	91,000		7,972,046
Takeda Pharmaceutical Co. Ltd.	Japan	84,300		4,556,757

				32,555,644

Real Estate 2.5%
Cheung Kong Holdings Ltd.	Hong Kong	1,031,500		10,582,864
Swire Pacific Ltd., A	Hong Kong	780,000		7,001,606

				17,584,470

Semiconductors & Semiconductor Equipment 1.6%
Samsung Electronics Co. Ltd.	South Korea	16,790		10,982,243

Software 2.7%
[a]BEA Systems Inc.	United States	247,000		2,321,800
[a]BMC Software Inc.	United States	291,900		5,981,031
[a]Check Point Software Technologies Ltd.	Israel	89,590		1,800,759
Nintendo Co. Ltd.	Japan	54,800		6,616,114
[a]Synopsys Inc.	United States	128,080		2,569,285

				19,288,989

Wireless Telecommunication Services 1.4%
SK Telecom Co. Ltd., ADR	South Korea	198,040		4,018,232
Vodafone Group PLC, ADR	United Kingdom	261,430		5,612,902

				9,631,134

Total Common Stocks (Cost $369,137,444)				460,739,263

Preferred Stock (Cost $613,158) 0.4%
Metals & Mining 0.4%
Companhia Vale do Rio Doce, ADR, pfd., A	Brazil	70,240		2,546,200

		Principal Amount[c]
Foreign Government and Agency Securities 29.4%
[d]Government of Argentina, FRN, 4.005%, 8/03/12	Argentina	$7,600,000		5,864,832
Government of Austria, 9.00%, 9/15/06	Austria	375,000,000	ISK	5,945,499
5.00%, 7/15/12	Austria	4,800,000	EUR	6,292,165
Government of Belgium, 7.50%, 7/29/08	Belgium	4,193,000	EUR	5,517,703
5.00%, 9/28/12	Belgium	1,760,000	EUR	2,313,228
Government of Canada, 4.50%, 9/01/07	Canada	4,000,000	CAD	3,477,278
6.00%, 6/01/08	Canada	2,212,000	CAD	1,995,862
6.00%, 6/01/11	Canada	6,849,000	CAD	6,482,537
Government of Denmark, 5.00%, 11/15/13	Denmark	25,080,000	DKK	4,474,947
Government of Finland, 3.00%, 7/04/08	Finland	1,850,000	EUR	2,196,145
Government of France, 4.00%, 10/25/09	France	4,590,000	EUR	5,632,436
Government of Germany, 5.00%, 7/04/11	Germany	1,395,000	EUR	1,808,339
Government of Indonesia, 14.00%, 6/15/09	Indonesia	18,000,000,000	IDR	1,871,413
14.275%, 12/15/13	Indonesia	16,853,000,000	IDR	1,782,715
10.75%, 5/15/16	Indonesia	66,500,000,000	IDR	5,642,891

TGA-15

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2005 (continued)

Templeton Global Asset Allocation Fund	Country	Principal Amount[c]		Value
Foreign Government and Agency Securities (cont.)
Government of Italy, 7.75%, 11/01/06	Italy	974,190	EUR	$1,200,695
5.00%, 2/01/12	Italy	1,810,000	EUR	2,354,367
Government of Korea,
6.90%, 1/16/07	South Korea	12,400,000,000	KRW	12,577,391
4.75%, 3/03/07	South Korea	11,800,000,000	KRW	11,705,952
4.50%, 9/09/08	South Korea	1,700,000,000	KRW	1,663,874
Government of Malaysia,
6.45%, 7/01/08	Malaysia	23,400,000	MYR	6,627,781
4.305%, 2/27/09	Malaysia	5,000,000	MYR	1,350,509
Government of Netherlands, 5.00%, 7/15/12	Netherlands	1,760,000	EUR	2,306,831
Government of New Zealand, 7.00%, 7/15/09	New Zealand	20,308,000	NZD	14,320,369
Government of Norway, 6.75%, 1/15/07	Norway	92,455,000	NOK	14,239,270
Government of Philippines, 9.00%, 2/15/13	Philippines	1,425,000		1,583,531
Government of Poland,
8.50%, 11/12/06	Poland	620,000	PLN	197,241
8.50%, 5/12/07	Poland	15,700,000	PLN	5,081,764
6.00%, 5/24/09	Poland	24,850,000	PLN	7,921,631
6.25%, 10/24/15	Poland	6,850,000	PLN	2,293,279
5.75%, 9/23/22	Poland	950,000	PLN	312,095
Government of Singapore, 4.00%, 3/01/07	Singapore	17,800,000	SGD	10,905,638
Government of Slovakia, 4.80%, 4/14/09	Slovak Republic	1,500,000	SKK	48,898
4.90%, 2/11/14	Slovak Republic	196,400,000	SKK	6,687,284
5.30%, 5/12/19	Slovak Republic	1,300,000	SKK	46,680
[e]Strip, 1/14/07	Slovak Republic	181,500,000	SKK	5,493,323
Government of Spain, 10.15%, 1/31/06	Spain	2,450,000	EUR	2,916,762
Government of Sweden, 8.00%, 8/15/07	Sweden	61,365,000	SEK	8,380,487
5.50%, 10/08/12	Sweden	49,110,000	SEK	7,020,836
[e]Strip, 9/20/06	Sweden	5,650,000	SEK	699,702
Government of Thailand, 8.00%, 12/08/06	Thailand	159,750,000	THB	4,038,433
[b,d]Government of Ukraine, 144A, FRN, 7.343%, 8/05/09	Ukraine	700,000		756,875
[d]Government of Venezuela, FRN, 5.194%, 4/20/11	Venezuela	2,115,000		2,075,344
New South Wales Treasury Corp., 6.50%, 5/01/06	Australia	9,688,000	AUD	7,129,374
8.00%, 3/01/08	Australia	2,430,000	AUD	1,874,293
Queensland Treasury Corp., 6.00%, 7/14/09	Australia	300,000	AUD	224,743
8/14/13	Australia	2,800,000	AUD	2,133,756

Total Foreign Government and Agency Securities (Cost $186,309,879)				207,466,998

Total Long Term Investments (Cost $556,060,481)				670,752,461

TGA-16

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2005 (continued)

Templeton Global Asset Allocation Fund	Country	Principal Amount[c]		Value
Short Term Investments 4.1%
Foreign Government Securities 1.1%
[e]Thailand Treasury Bill,
2/23/06	Thailand	139,000,000	THB	$3,373,948
3/09/06	Thailand	37,075,000	THB	898,521
5/25/06	Thailand	95,000,000	THB	2,290,419
7/27/06	Thailand	2,500,000	THB	59,482
9/07/06	Thailand	3,100,000	THB	73,501
10/05/06	Thailand	24,200,000	THB	573,898
10/12/06	Thailand	40,400,000	THB	953,714

Total Foreign Government Securities (Cost $8,562,905)				8,223,483

Total Investments before Money Fund (Cost $564,623,386)				678,975,944

		Shares
Money Fund (Cost $21,185,518) 3.0%
[f]Franklin Institutional Fiduciary Trust Money Market Portfolio	United States	21,185,518		21,185,518

Total Investments (Cost $585,808,904) 99.1%				700,161,462
Net Unrealized Gain on Forward Exchange Contracts 0.0%[g]				265,038
Other Assets, less Liabilities 0.9%				5,964,363

Net Assets 100.0%				$706,390,863

Currency Abbreviations

AUD - Australian Dollar

CAD - Canadian Dollar

DKK - Danish Krone

EUR - Euro

IDR - Indonesian Rupiah

ISK - Iceland Krona

KRW - South Korean Won

MYR - Malaysian Ringgit

NOK - Norwegian Krone

NZD - New Zealand Dollar

PLN - Polish Zloty

SEK - Swedish Krona

SGD - Singapore Dollar

SKK - Slovak Koruna

THB - Thai Baht

Selected Portfolio Abbreviations

ADR - American Depository Receipt

FDR - Foreign Depository Receipt

FRN - Floating Rate Note

[a]	Non-income producing.
[b]	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under the guidelines approved by the Trust’s Board of Trustees. At December 31, 2005, the value of these securities was $8,237,506, representing 1.17% of net assets.
[c]	The principal amount is stated in U.S. dollars unless otherwise indicated.
[d]	The coupon rate shown represents the rate at period end.
[e]	A portion or all of the security is traded on a discount basis with no stated coupon rate.
[f]	See Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio.
[g]	Rounds to less than 0.05% of net assets.

See notes to financial statements.

TGA-17

Franklin Templeton Variable Insurance Products Trust

Financial Statements

Statement of Assets and Liabilities

December 31, 2005

Templeton Global Asset Allocation Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$564,623,386
Cost - Sweep Money Fund (Note 7)	21,185,518

Total cost of investments	$585,808,904

Value - Unaffiliated issuers	$678,975,944
Value - Sweep Money Fund (Note 7)	21,185,518

Total value of investments	700,161,462
Cash	34,405
Foreign currency, at value (cost $4,869)	3,697
Receivables:
Investment securities sold	1,989,604
Capital shares sold	291
Dividends and interest	5,753,380
Unrealized gain on forward exchange contracts (Note 8)	265,038
Other assets	3,608

Total assets	708,211,485

Liabilities:
Payables:
Capital shares redeemed	1,094,814
Affiliates	466,483
Reports to shareholders	182,283
Accrued expenses and other liabilities	77,042

Total liabilities	1,820,622

Net assets, at value	$706,390,863

Net assets consist of:
Paid-in capital	$552,419,490
Undistributed net investment income	19,276,987
Net unrealized appreciation (depreciation)	114,615,623
Accumulated net realized gain (loss)	20,078,763

Net assets, at value	$706,390,863

Class 1:
Net assets, at value	$638,005,889

Shares outstanding	30,291,355

Net asset value and offering price per share	$21.06

Class 2:
Net assets, at value	$68,384,974

Shares outstanding	3,274,824

Net asset value and offering price per share	$20.88

See notes to financial statements.

TGA-18

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Operations

for the year ended December 31, 2005

Templeton Global Asset Allocation Fund
Investment income:
Dividends: (net of foreign taxes of $889,657)
Unaffiliated issuers	$11,784,015
Sweep Money Fund (Note 7)	758,212
Interest (net of foreign taxes of $268,898)	9,768,131
Other income (Note 10)	19,119

Total investment income	22,329,477

Expenses:
Management fees (Note 3a)	4,104,598
Administrative fees (Note 3b)	968,022
Distribution fees - Class 2 (Note 3c)	167,894
Unaffiliated transfer agent fees	3,940
Custodian fees (Note 4)	271,090
Reports to shareholders	472,847
Professional fees	40,875
Trustees’ fees and expenses	3,798
Other	19,631

Total expenses	6,052,695
Expense reductions (Note 4)	(939)

Net expenses	6,051,756

Net investment income	16,277,721

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	49,124,156
Foreign currency transactions	7,336,248

Net realized gain (loss)	56,460,404

Net change in unrealized appreciation (depreciation) on:
Investments	(45,849,443)
Translation of assets and liabilities denominated in foreign currencies	(396,964)

Net change in unrealized appreciation (depreciation)	(46,246,407)

Net realized and unrealized gain (loss)	10,213,997

Net increase (decrease) in net assets resulting from operations	$26,491,718

See notes to financial statements.

TGA-19

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statements of Changes in Net Assets

	Templeton Global Asset Allocation Fund
	Year Ended December 31,
	2005	2004

Increase (decrease) in net assets:
Operations:
Net investment income	$16,277,721	$15,379,625
Net realized gain (loss) from investments and foreign currency transactions	56,460,404	38,579,468
Net change in unrealized appreciation (depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	(46,246,407)	41,490,491

Net increase (decrease) in net assets resulting from operations	26,491,718	95,449,584

Distributions to shareholders from:
Net investment income:
Class 1	(24,700,828)	(16,563,956)
Class 2	(2,527,126)	(1,658,563)

Total distributions to shareholders	(27,227,954)	(18,222,519)

Capital share transactions: (Note 2)
Class 1	12,930,774	(17,118,553)
Class 2	2,662,831	2,872,334

Total capital share transactions	15,593,605	(14,246,219)

Net increase (decrease) in net assets	14,857,369	62,980,846
Net assets:
Beginning of year	691,533,494	628,552,648

End of year	$706,390,863	$691,533,494

Undistributed net investment income included in net assets:
End of year	$19,276,987	$22,180,158

See notes to financial statements.

TGA-20

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements

Templeton Global Asset Allocation Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of twenty-two separate series. The Templeton Global Asset Allocation Fund (the Fund) included in this report is diversified. The financial statements of the remaining funds in the series are presented separately. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. As of December 31, 2005, 56.42% of the Fund’s shares were sold through one insurance company.

The following summarizes the Fund’s significant accounting policies.

a. Security Valuation

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Investments in open-end mutual funds are valued at the closing net asset value.

Government securities and asset-backed securities generally trade in the over-the-counter market rather than on a securities exchange. The Trust may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Trust’s pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust’s Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust’s Board of Trustees.

TGA-21

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Global Asset Allocation Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

b. Foreign Currency Translation (continued)

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Foreign Currency Contracts

The Fund may enter into forward exchange contracts to hedge against fluctuations in foreign exchange rates. A forward exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. These contracts are valued daily by the Fund and the net unrealized gain or loss on the contracts, as measured by the difference between the contractual forward exchange rates and the forward rates at the reporting date, is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.

d. Income Taxes

No provision has been made for U.S. income taxes because the Fund’s policy is to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

Foreign securities held by the Fund may be subject to foreign taxation. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.

e. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Such distributions are reinvested in additional shares of the Fund. Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with generally accepted accounting principles. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

TGA-22

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Global Asset Allocation Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

e. Security Transactions, Investment Income, Expenses and Distributions (continued)

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each Fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

f. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

At December 31, 2005, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2005		2004
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	1,742,106	$36,156,220	2,523,033	$48,527,568
Shares issued in reinvestment of distributions	1,232,576	24,700,828	904,640	16,563,956
Shares redeemed	(2,319,937)	(47,926,274)	(4,294,965)	(82,210,077)

Net increase (decrease)	654,745	$12,930,774	(867,292)	$(17,118,553)

Class 2 Shares:
Shares sold	650,005	$13,320,533	617,661	$11,736,853
Shares issued in reinvestment of distributions	126,991	2,527,126	91,180	1,658,563
Shares redeemed	(644,040)	(13,184,828)	(557,792)	(10,523,082)

Net increase (decrease)	132,956	$2,662,831	151,049	$2,872,334

TGA-23

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Global Asset Allocation Fund

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Templeton Investment Counsel, LLC (TIC)	Investment manager
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to TIC based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.650%	Up to and including $200 million
0.585%	Over $200 million, up to and including $1.3 billion
0.520%	In excess of $1.3 billion

Under a subadvisory agreement, Advisers, an affiliate of TIC, provides subadvisory services to the Fund and receives from TIC fees based on the average daily net assets of the Fund.

b. Administrative Fees

The Fund pays an administrative fee to FT Services based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.150%	Up to and including $200 million
0.135%	Over $200 million, up to and including $700 million
0.100%	Over $700 million, up to and including $1.2 billion
0.075%	In excess of $1.2 billion

c. Distribution Fees

The Fund’s Board of Trustees has adopted distribution plans for Class 2 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets. The Board of Trustees has set the current rate at 0.25% per year.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2005, the custodian fees were reduced as noted in the Statement of Operations.

TGA-24

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Global Asset Allocation Fund

5. INCOME TAXES

During the year ended December 31, 2005, the Fund utilized $28,332,420 of capital loss carryforwards.

For tax purposes, realized currency losses, occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At December 31, 2005, the Fund deferred realized currency losses of $133,304.

The tax character of distributions paid during the years ended December 31, 2005 and 2004, was as follows:

	2005	2004
Distributions paid from ordinary income	$27,227,954	$18,222,519

At December 31, 2005, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income, and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments	$589,732,840

Unrealized appreciation	$144,245,289
Unrealized depreciation	(33,816,667)

Net unrealized appreciation (depreciation)	$110,428,622

Undistributed ordinary income	$23,238,601
Undistributed long term capital gains	20,174,390

Distributable earnings	$43,412,991

Net investment income and net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions, and bond discounts and premiums.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2005, aggregated $178,268,669 and $172,701,506, respectively.

7. INVESTMENTS IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund), an open-end investment company managed by Franklin Advisers Inc. (an affiliate of the investment manager). Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

TGA-25

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Global Asset Allocation Fund

8. FORWARD EXCHANGE CONTRACTS

At December 31, 2005, the Fund had outstanding forward exchange contracts as set out below.

Contracts to Buy		Contract Amount[a]		Settlement Date	Unrealized Gain (Loss)
47,000,000	Indian Rupee	1,525,677	NZD	6/21/06	$9,519
72,200,000	Thailand Baht	2,539,392	NZD	11/30/06	68,645
72,200,000	Thailand Baht	2,530,448	NZD	12/06/06	75,096
1,800,000,000	Korean Won	2,520,094	NZD	12/06/06	111,778

		9,115,611	NZD		265,038

	Net unrealized gain (loss) on forward exchange contracts				$265,038

a In U.S. dollars unless otherwise indicated.

Currency Abbreviations

NZD - New Zealand Dollars

9. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

10. REGULATORY MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares, Franklin Resources, Inc. and certain of its subsidiaries (collectively, the “Company”), entered into settlements with certain of those regulators.

Specifically, the Company entered into settlements with the Securities and Exchange Commission (“SEC”) concerning market timing (the “August 2, 2004 SEC Order”) and marketing support payments to securities dealers who sell fund shares (the “December 13, 2004 SEC Order”) and with the California Attorney General’s Office (“CAGO”) concerning marketing support payments to securities dealers who sell fund shares (the “CAGO Settlement”). Under the terms of the settlements with the SEC and the CAGO, the Company retained an Independent Distribution Consultant (“IDC”) to develop a plan for distribution of the respective settlement monies. The CAGO approved the distribution plan under the CAGO Settlement and, in accordance with the terms and conditions of that settlement, the monies were disbursed to the relevant funds and are recorded as other income in the current period. The SEC has not yet approved the distribution plan pertaining to the December 13, 2004 SEC Order. When approved, disbursements of settlement monies will be made promptly to the relevant funds, in accordance with the terms and conditions of that order. The IDC continues to develop the plan of distribution under the August 2, 2004 SEC Order that resolved the SEC’s market timing investigation.

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, directors, and/or employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.) relating to the industry practices referenced above, as well as to allegedly excessive advisory fees, commissions, and/or 12b-1 fees. The lawsuits were filed in different courts throughout the country. Many of those suits are now pending in a multi-district litigation in the United States District Court for the District of Maryland.

The Company and fund management strongly believe that the claims made in each of the private lawsuits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Trust, it is committed to making the Trust or their shareholders whole, as appropriate.

TGA-26

Franklin Templeton Variable Insurance Products Trust

Templeton Global Asset Allocation Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Templeton Global Asset Allocation Fund (one of the funds constituting Franklin Templeton Variable Insurance Products Trust, hereafter referred to as the “Fund”) at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005, by correspondence with the custodian, and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 10, 2006

TGA-27

Franklin Templeton Variable Insurance Products Trust

Tax Designation (unaudited)

Templeton Global Asset Allocation Fund

Under Section 852(b)(3)(c) of the Internal Revenue Code (Code), the Fund designates the maximum amount allowable but no less than $20,174,390 as capital gain dividend for the fiscal year ended December 31, 2005.

Under Section 854(b)(2) of the Code, the Fund designates 5.43% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2005.

At December 31, 2005, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from dividends paid to the Fund on these investments. The Fund elects to treat foreign taxes paid as allowed under Section 853 of the Code. This election will allow shareholders of record in June 2006, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The foreign tax information will be disclosed in the June 30, 2006, semi-annual report of the Fund.

TGA-28

TEMPLETON GLOBAL INCOME SECURITIES FUND

This annual report for Templeton Global Income Securities Fund covers the fiscal year ended December 31, 2005.

Performance Summary as of 12/31/05

Average annual total return of Class 1 shares represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/05

	1-Year	5-Year	10-Year
Average Annual Total Return	-2.91%	+11.30%	+7.28%

Total Return Index Comparison for Hypothetical $10,000 Investment (1/1/96–12/31/05)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance is compared to the performance of the J.P. Morgan (JPM) Global Government Bond Index (GGBI), as well as the Consumer Price Index (CPI). One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

*Sources: J.P. Morgan; Standard & Poor’s Micropal. Please see Index Descriptions following the Fund Summaries.

Templeton Global Income Securities Fund – Class 1

Performance reflects the Fund’s Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

TGI-1

Fund Goal and Main Investments: Templeton Global Income Securities Fund seeks high current income, consistent with preservation of capital, with capital appreciation as a secondary consideration. The Fund normally invests mainly in debt securities of governments and their political subdivisions and agencies, supranational organizations and companies located anywhere in the world, including emerging markets.

Performance Overview

You can find the Fund’s total return for the period under review in the Performance Summary. The Fund outperformed its benchmark, the JPM GGBI (the Index), which had a -6.53% total return in U.S. dollar terms for the year under review.1

Economic and Market Overview

The U.S. economy experienced solid growth during the year under review and remained notably resilient despite higher energy prices and the impact of hurricanes in the south. In third quarter 2005, the economy expanded 3.6% compared with the year earlier period. Continuing productivity growth and job creation increased capital and labor utilization and, along with higher global commodity prices, exerted inflationary pressures in the U.S. The Federal Reserve Board (Fed) continued its series of measured interest rate hikes, increasing the federal funds target rate 200 basis points (100 basis points equal one percentage point) to 4.25% by period-end to remove policy accommodation given strong growth conditions and higher inflation. Consistent with strong economic growth and in particular solid consumption trends, U.S. imports exceeded exports, driving the U.S. trade balance to a $64 billion monthly deficit level by November 2005.2 Although higher oil prices negatively impacted the deficit, the underlying trade balance (not including oil) also deteriorated, largely as a result of a widening trade deficit with the Pacific Rim region. Furthermore, the U.S. current account deficit widened to 6.2% of gross domestic product (GDP) in third quarter 2005 versus 5.7% a year earlier.2

In contrast to the U.S., Asia generated trade and current account surpluses. These surpluses facilitated foreign reserve accumulation, most notably in China where foreign exchange reserves reached $819 billion

1. Source: J.P. Morgan. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

2. Source: U.S. Department of Commerce.

Fund Risks: Because the Fund invests in bonds and other debt obligations, the Fund’s share price and yield will be affected by interest rate movements. Bond prices generally move in the opposite direction from interest rates. Thus, as the prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. High yield, lower-rated (junk) bonds generally have greater price swings and higher default risks. Foreign investing, especially in emerging markets, involves additional risks including currency fluctuations, economic instability, and social and political developments. The Fund’s prospectus also includes a description of the main investment risks.

What is a current account?

A current account is that part of the balance of payments where all of one country’s international transactions in goods and services are recorded.

What is balance of payments?

Balance of payments is a record of all of a country’s exports and imports of goods and services, borrowing and lending with the rest of the world during a particular time period. It helps a country evaluate its competitive strengths and weaknesses and forecast the strength of its currency.

TGI-2

in December 2005.3 This foreign reserve buildup combined with international political pressure prompted the Chinese government to revalue the yuan and move from its U.S. dollar peg to a managed float versus a basket of undisclosed global currencies. Although global demand for Asian products remained favorable for the region’s growth prospects, there were also signs during the period of a pickup in domestic growth drivers. For example, private consumption accelerated in South Korea. Furthermore, this rebalancing extended to Japan where notable improvements in domestic demand conditions improved prospects for the country to finally exit deflation. In China, increased consumption and strong domestic growth conditions benefited the country’s regional trade partners through import demand. Overall, aggregate demand among Asian economies rose over the Fund’s fiscal year. In Singapore, South Korea and Thailand, GDP growth rates improved. Correspondingly, regional interest rates began to rise. Thailand raised rates 200 basis points to 4.00% and South Korea began to tighten monetary policy in the second half of the year, raising rates 25 basis points to 3.75%.4

Following sluggish economic growth in the first half of the year, economic activity in the 12-country euro zone accelerated in the second half but remained more moderate than growth in the U.S. or Asia. Euro-zone GDP for third quarter 2005 rose 1.6% compared with a year earlier.5 While underlying inflationary pressures remained well contained, higher energy prices and liquidity conditions prompted the European Central Bank (ECB) to increase interest rates by 25 basis points to 2.25% after being on hold for 30 months. Central European economies also benefited from the firmer growth conditions in the euro zone. Poland’s GDP growth rose 3.7% while Slovakia’s GDP growth accelerated further to 6.2% in third quarter 2005.6 Prior fiscal reforms and prudent macroeconomic policies enabled Slovakia to join ERMII, which is the precursor to adopting the euro, in the fourth quarter. Economic conditions in Norway and Sweden remained characterized by significantly large current account surpluses and better domestic growth conditions, led by labor market improvement. Correspondingly, Norway’s central bank raised interest rates during the period and Sweden’s paused after reducing rates earlier in the period.

3. Source: National Bureau of Statistics, China.

4. Sources: Bank of Thailand; Bank of Korea (South Korea).

5. Source: Eurostat.

6. Sources: Polish Statistics Office; Statistical Office of Slovakia.

TGI-3

Investment Strategy

We allocate the Fund’s assets among issuers, geographic regions, and currencies based upon our assessment of relative interest rates among currencies, our outlook for changes in interest rates, and credit risks. In considering these factors, we may evaluate a country’s changing market, and economic and political conditions, such as inflation rate, growth prospects, global trade patterns and government policies. We seek to manage the Fund’s exposure to various currencies, and may from time to time seek to hedge (protect) against currency risk by using forward currency exchange contracts.

Manager’s Discussion

The Fund’s total return is influenced by various factors, including interest rate developments, currency movements and exposure to sovereign debt markets.

Interest Rate Strategy

In anticipation of rising global interest rates, led by the U.S. Fed, we shortened the Fund’s overall duration, particularly in Asia and increasingly Europe. However, we continued to find opportunities over the past year to take advantage of lower interest rates to benefit Fund performance. For example, the National Bank of Poland reduced interest rates 200 basis points during the year to 4.50%, bolstering local bond market returns to 9.67% in local currency terms.7 While economic growth in Poland remained above rates in the euro zone, the composition of growth showed slower private consumption and investment growth. Furthermore, currency appreciation against its major trading partners contributed to the disinflationary process, with consumer price inflation falling from 4.4% at the end of 2004 to 1.0% in November 2005.8 In another example, the National Bank of Slovakia reduced interest rates 100 basis points to 3.00%, to ease the constraint imposed on monetary conditions by the currency appreciation. While we continued to avoid the U.K.’s currency risk, the lack of exposure to the U.K. bond market detracted from relative Fund performance given the 25 basis-point reduction in interest rates during the year.9

Currency Strategy

During the 12 months under review, the U.S. dollar received some reprieve from the depreciation trend that began in early 2002. The dollar

7. Source: J.P. Morgan, Government Bond Index Monitor, December 2005.

8. Source: Polish Statistics Office.

9. Source: Bank of England.

TGI-4

appreciated 8.42% against its major trading partners, including 15.23% appreciation against the euro and 15.18% appreciation against the yen.10 This reprieve likely was due in part to the Fed’s interest rate increases, which brought U.S. rates in line with the ECB rate at the beginning of the reporting period and 200 basis points higher by period-end. However, while this positive interest rate differential was increasing, the U.S. balance of payment position deteriorated, led by a larger current account deficit and greater reliance on debt financing, particularly from the government sector. That the U.S. current account deficit deteriorated significantly while the country also experienced currency strength indicated global macroeconomic imbalances. These imbalances were largely offset by sufficient global market liquidity resulting from a large, global savings pool in Asia and oil-exporting countries. Given the magnitude of global economic imbalances, particularly between the U.S. and Asia, we believe the U.S. dollar may need to weaken to help improve the U.S. current account position over the medium term.

In a relatively difficult currency environment, currency diversification was an important component of the Fund’s strong performance relative to the JPM GGBI. We significantly reduced exposure to the euro and increased allocation to non-Japan Asia, non-euro Europe and the Americas outside of the U.S. The two most notable allocation changes, and consequently, the largest currency contributors to relative performance, were the Canadian dollar and the South Korean won. Macroeconomic fundamentals remained supportive of the Canadian dollar, which appreciated 2.57% against the U.S. dollar and brought the total return of Canadian bond markets to 10.02% in U.S. dollar terms over the year.7 Energy and commodity prices continued to underpin Canada’s overall economic environment. Additionally, the higher commodity price environment bolstered the Canadian balance of payment position through higher exports as well as increased capital flows into the energy sector. We continued to see more signs of domestic demand strength in Asia. One of the best examples was the acceleration of South Korean private consumption in third quarter to 4.0% from 2.8% in second quarter 2005, which was preceded by an improvement in consumer confidence and a rise in property prices earlier in the year.11 The South Korean won appreciated 2.41% against the U.S. dollar.7 The Swedish krona weakened more than the euro against the dollar, or 16.50%, and was one of the more significant currency detractors from relative performance.7 Currency performance over

10. Source: Compustat.

11. Source: Bank of Korea (South Korea).

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments.

TGI-5

the period was hindered by Sweden’s lower interest rates relative to other developed markets; however, the country maintained large current account and fiscal surpluses.

Global Sovereign Debt Strategy

The Fund also purchased investment-grade and sub-investment-grade sovereign debt that typically compensates for greater credit risk by offering higher yields relative to U.S. and European benchmark treasury curves. Despite rising U.S. interest rates, U.S. dollar-denominated emerging market debt continued to generate strong returns, rising 10.73% over the period, as measured by the JPM Emerging Markets Bond Index (EMBI) Global.12 Sovereign interest rate spreads narrowed from 347 basis points greater than the U.S. Treasury market at the beginning of the reporting period, to 237 basis points by period-end. Regionally, Latin American sovereign debt rose 10.88%, eastern European 10.91% and Asian 11.39%.12 Euro-denominated markets also rose during the period, gaining 7.07% in euro terms as measured by the JPM Euro EMBI Global, yet declined in U.S. dollar terms given the euro’s volatility.12 We sought to take advantage of strength in sovereign debt prices to reduce allocations to U.S. dollar-denominated credit, particularly in Venezuela and Ukraine.

Thank you for your participation in Templeton Global Income Securities Fund. We look forward to serving your future investment needs.

12. Source: J.P. Morgan, Emerging Markets Bond Index Monitor, December 2005. Please see Index Descriptions following the Fund Summaries.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2005, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the adviser makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

TGI-6

Fund Expenses

As an investor in a variable insurance contract (“Contract”) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, redemption fees, surrender fees, transfer fees and premium taxes.

•	Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table below are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract level. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table below provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 x $7.50 = $64.50.

Templeton Global Income Securities Fund – Class 1

TGI-7

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 1	Beginning Account Value 7/1/05	Ending Account Value 12/31/05	Fund-Level Expenses Incurred During Period* 7/1/05-12/31/05
Actual	$1,000	$1,007.00	$3.79
Hypothetical (5% return before expenses)	$1,000	$1,021.42	$3.82

*Expenses are equal to the annualized expense ratio, net of expense reduction, for the Fund’s Class 1 shares (0.75%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

TGI-8

Franklin Templeton Variable Insurance Products Trust

Financial Highlights

Templeton Global Income Securities Fund

	Year Ended December 31,
Class 1	2005	2004	2003	2002	2001

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$15.80	$15.54	$13.67	$11.39	$11.53

Income from investment operations:
Net investment income[a]	0.57	0.66	0.69	0.59	0.59	[d]
Net realized and unrealized gains (losses)	(1.03)	1.37	2.35	1.83	(0.32)[d]

Total from investment operations	(0.46)	2.03	3.04	2.42	.27

Less distributions from net investment income	(0.98)	(1.77)	(1.17)	(0.14)	(0.41)

Redemption fees	— [c]	—	—	—	—

Net asset value, end of year	$14.36	$15.80	$15.54	$13.67	$11.39

Total return[b]	(2.91)%	15.09%	22.72%	21.44%	2.55%
Ratios/supplemental data
Net assets, end of year (000’s)	$53,115	$49,845	$52,842	$50,622	$63,781
Ratios to average net assets:
Expenses before expense reduction	0.78%	0.79%	0.76%	0.73%	0.71%
Expenses net of expense reduction	0.74%	0.78%	0.76%	0.73%	0.71%
Net investment income	3.81%	4.40%	4.72%	4.88%	5.22%	[d]
Portfolio turnover rate	30.28%	37.39%	53.01%	27.91%	122.45%

[a]Based	on average daily shares outstanding.
[b]Total	return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.
[c]Amount	is less than $0.01 per share.
[d]Effective	January 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide of Investment Companies and began amortizing all
premium	and discount on fixed-income securities, as required. The effect of this change was as follows:

Net investment income (loss) per share	$(0.059)
Net realized and unrealized gains (losses) per share	0.059
Ratio of net investment income to average net assets	(0.53)%

See notes to financial statements.

TGI-9

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Templeton Global Income Securities Fund (continued)

	Year Ended December 31,
Class 2	2005	2004	2003	2002	2001

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$15.64	$15.42	$13.59	$11.33	$11.48

Income from investment operations:
Net investment income[a]	0.52	0.60	0.65	0.54	0.55	[d]
Net realized and unrealized gains (losses)	(1.00)	1.36	2.33	1.84	(0.31)[d]

Total from investment operations	(0.48)	1.96	2.98	2.38	0.24

Less distributions from net investment income	(0.97)	(1.74)	(1.15)	(0.12)	(0.39)

Redemption fees	—[c]	—	—	—	—

Net asset value, end of year	$14.19	$15.64	$15.42	$13.59	$11.33

Total return[b]	(3.08)%	14.74%	22.44%	21.15%	2.24%
Ratios/supplemental data
Net assets, end of year (000’s)	$61,255	$19,779	$5,181	$2,119	$1,286
Ratios to average net assets:
Expenses before expense reduction	1.03%	1.04%	1.01%	0.98%	0.96%
Expense net of expense reduction	0.99%	1.03%	1.01%	0.98%	0.96%
Net investment income	3.56%	4.15%	4.47%	4.63%	4.95%	[d]
Portfolio turnover rate	30.28%	37.39%	53.01%	27.91%	122.45%

[a]Based	on average daily shares outstanding.
[b]Total	return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton
Variable	Insurance Products Trust serves as an underlying investment vehicle
[c]Amount	is less than $0.01 per share.
[d]Effective	January 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide of Investment Companies and began amortizing all
premium	and discount on fixed-income securities, as required. The effect of this change was as follows:

Net investment income (loss) per share	$(0.059)
Net realized and unrealized gains (losses) per share	0.059
Ratio of net investment income to average net assets	(0.53)%

See notes to financial statements.

TGI-10

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Templeton Global Income Securities Fund (continued)

Period Ended December 31,
Class 3	2005[c]

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$15.27

Income from investment operations:
Net investment income[a]	0.38
Net realized and unrealized gains (losses)	(0.50)

Total from investment operations	(0.12)

Less distributions from net investment income	(0.97)

Redemption fees	—[d]

Net asset value, end of period	$14.18

Total return[b]	(0.80)%
Ratios/supplemental data
Net assets, end of period (000’s)	$5,769
Ratios to average net assets:
Expenses before expense reduction	1.03%[e]
Expenses net of expense reduction	0.99%[e]
Net investment income	3.56%[e]
Portfolio turnover rate	30.28%

[a]Based	on average daily shares outstanding.
[b]Total	return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton
Variable	Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
[c]For	the period April 1, 2005 (effective date) to December 31, 2005.
[d]Amount	is less than $0.01 per share.
[e]Annualized.

See notes to financial statements.

TGI-11

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2005

Templeton Global Income Securities Fund	Principal Amount[a]		Value
Long Term Investments 83.3%
Argentina 3.2%
[b]Government of Argentina, FRN, 4.005%, 8/03/12	4,997,000		$3,856,127

Australia 2.8%
New South Wales Treasury Corp., 8.00%, 3/01/08	1,990,000	AUD	1,534,915
Queensland Treasury Corp., 6.00%,
8/14/13	2,200,000	AUD	1,676,523
10/14/15	200,000	AUD	152,861

			3,364,299

Austria 1.4%
Government of Austria,
5.50%, 10/20/07	425,000	EUR	526,281
5.00%, 7/15/12	850,000	EUR	1,114,237

			1,640,518

Belgium 0.8%
Government of Belgium, 7.50%, 7/29/08	686,000	EUR	902,729

Brazil 0.3%
[b]Government of Brazil, FRN, 5.25%, 4/15/12	349,477		345,982

Canada 5.2%
Government of Canada,
3.00%, 6/01/06	3,470,000	CAD	2,978,205
5.75%, 9/01/06	790,000	CAD	688,394
7.00%, 12/01/06	750,000	CAD	663,259
Province of Alberta, 5.00%, 12/16/08	170,000	CAD	150,296
Province of British Columbia, 5.25%, 12/01/06	1,000,000	CAD	870,515
Province of Manitoba, 5.10%, 12/01/06	1,090,000	CAD	948,290

			6,298,959

Denmark 1.1%
Government of Denmark,
7.00%, 11/15/07	1,450,000	DKK	247,169
5.00%, 11/15/13	3,950,000	DKK	704,787
7.00%, 11/10/24	1,300,000	DKK	304,027

			1,255,983

Finland 1.3%
Government of Finland,
5.00%, 4/25/09	660,000	EUR	831,152
5.375%, 7/04/13	540,000	EUR	734,883

			1,566,035

France 0.9%
Government of France, 4.00%, 10/25/09	845,000	EUR	1,036,908

Germany 2.0%
Government of Germany, 4.00%, 2/16/07	110,000	EUR	132,008
KfW Bankengruppe,
8.25%, 9/20/07	36,000,000	ISK	568,857
senior note, 6.375%, 2/17/15	2,530,000	NZD	1,728,296

			2,429,161

TGI-12

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2005 (continued)

Templeton Global Income Securities Fund	Principal Amount[a]		Value
Long Term Investments (cont.)
Greece 1.0%
Government of the Hellenic Republic,
3.25%, 6/21/07	270,000	EUR	$321,334
4.60%, 5/20/13	700,000	EUR	894,825

			1,216,159

Iceland 1.1%
Inter-American Development Bank, 9.00%, 1/04/07	79,500,000	ISK	1,262,525

Indonesia 6.3%
Government of Indonesia,
14.00%, 6/15/09	13,407,000,000	IDR	1,393,891
13.15%, 3/15/10	8,880,000,000	IDR	899,500
15.425%, 9/15/10	450,000,000	IDR	49,192
10.00%, 10/15/11	1,800,000,000	IDR	158,595
11.00%, 12/15/12	450,000,000	IDR	40,728
14.25%, 6/15/13	11,269,000,000	IDR	1,187,796
14.275%, 12/15/13	21,167,000,000	IDR	2,239,052
11.00%, 10/15/14	3,390,000,000	IDR	299,141
10.75%, 5/15/16	3,300,000,000	IDR	280,023
10.00%, 7/15/17	3,500,000,000	IDR	277,803
11.00%, 11/15/20	9,600,000,000	IDR	793,734

			7,619,455

Ireland 0.9%
Government of Ireland, 5.00%, 4/18/13	800,000	EUR	1,058,126

Italy 0.0%[c]
Government of Italy, 7.75%, 11/01/06	41,293	EUR	50,894

Malaysia 4.5%
Government of Malaysia,
6.90%, 3/15/07	800,000	MYR	220,368
8.60%, 12/01/07	4,270,000	MYR	1,237,390
3.135%, 12/17/07	3,500,000	MYR	920,721
6.45%, 7/01/08	4,600,000	MYR	1,302,897
4.305%, 2/27/09	3,660,000	MYR	988,573
4.032%, 9/15/09	1,850,000	MYR	497,084
3.644%, 8/25/10	1,100,000	MYR	290,838

			5,457,871

Mexico 0.5%
[d]Government of Mexico, 144A, 7.50%, 3/08/10	450,000	EUR	607,288

Netherlands 0.6%
Government of the Netherlands,
3.00%, 7/15/06	150,000	EUR	177,943
5.75%, 2/15/07	488,000	EUR	596,368

			774,311

New Zealand 2.5%
Government of New Zealand, 7.00%, 7/15/09	3,680,000	NZD	2,594,985
Inter-American Development Bank, 6.00%, 12/15/17	575,000	NZD	381,689

			2,976,674

Norway 5.9%
Government of Norway, 6.75%, 1/15/07	45,660,000	NOK	7,032,233

TGI-13

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2005 (continued)

Templeton Global Income Securities Fund	Principal Amount[a]		Value
Long Term Investments (cont.)
Peru 2.4%
Government of Peru,
8.60%, 8/12/17	6,185,000	PEN	$1,848,661
7.84%, 8/12/20	3,730,000	PEN	1,044,367

			2,893,028

Philippines 1.1%
Government of the Philippines,
9.00%, 2/15/13	800,000		889,000
Reg S, 9.125%, 2/22/10	330,000	EUR	444,778

			1,333,778

Poland 7.7%
Government of Poland,
8.50%, 11/12/06	4,720,000	PLN	1,501,580
8.50%, 5/12/07	5,990,000	PLN	1,938,839
6.00%, 5/24/09	8,195,000	PLN	2,612,385
6.25%, 10/24/15	3,690,000	PLN	1,235,358
5.75%, 9/23/22	5,800,000	PLN	1,905,421

			9,193,583

Singapore 4.8%
Government of Singapore,
1.75%, 2/01/07	700,000	SGD	416,792
4.00%, 3/01/07	7,160,000	SGD	4,386,762
2.625%, 10/01/07	1,630,000	SGD	978,765

			5,782,319

Slovak Republic 3.1%
Government of Slovakia,
4.95%, 3/05/08	4,000,000	SKK	129,150
4.80%, 4/14/09	33,500,000	SKK	1,092,063
4.90%, 2/05/10	1,000,000	SKK	33,027
8.50%, 8/17/10	30,000,000	SKK	1,134,028
7.50%, 3/13/12	19,000,000	SKK	723,894
5.00%, 1/22/13	6,000,000	SKK	204,754
4.90%, 2/11/14	4,900,000	SKK	166,842
5.30%, 5/12/19	6,700,000	SKK	240,580

			3,724,338

South Africa 0.2%
Government of South Africa, 5.25%, 5/16/13	200,000	EUR	256,753

South Korea 14.5%
Government of Korea,
6.90%, 1/16/07	1,200,000,000	KRW	1,217,167
4.75%, 3/03/07	5,740,000,000	KRW	5,694,251
3.75%, 9/10/07	2,550,000,000	KRW	2,480,916
4.50%, 9/09/08	1,945,000,000	KRW	1,903,667
4.00%, 6/10/10	3,300,000,000	KRW	3,111,053
Korea Treasury Note, 4.75%, 3/12/08	3,093,000,000	KRW	3,051,663

			17,458,717

Spain 0.4%
Government of Spain, 6.00%, 1/31/08	390,000	EUR	489,327

TGI-14

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2005 (continued)

Templeton Global Income Securities Fund	Principal Amount[a]		Value
Long Term Investments (cont.)
Sweden 5.0%
Government of Sweden,
3.50%, 4/20/06	2,100,000	SEK	$265,596
8.00%, 8/15/07	31,790,000	SEK	4,341,492
5.25%, 3/15/11	3,900,000	SEK	539,879
5.50%, 10/08/12	6,280,000	SEK	897,798

			6,044,765

Thailand 1.5%
Government of Thailand,
8.00%, 12/08/06	60,700,000	THB	1,534,479
4.125%, 2/12/08	9,000,000	THB	216,054
8.50%, 12/08/08	1,000,000	THB	26,633

			1,777,166

United Kingdom 0.3%
Government of United Kingdom, 7.50%, 12/07/06	175,000	GBP	310,066

Venezuela 0.0%[c]
[b]Government of Venezuela, FRN, 5.194%, 4/20/11	40,000		39,250

Total Long Term Investments (Cost $96,705,093)			100,055,327

Short Term Investments 11.1%
Austria 1.1%
Government of Austria, 9.00%, 9/15/06	85,000,000	ISK	1,347,646

Canada 2.8%
[e]Canada Treasury Bill, 11/30/06	360,000	CAD	298,559
Province of Ontario,
7.75%, 7/24/06	1,600,000	CAD	1,406,659
3.50%, 9/08/06	1,920,000	CAD	1,649,155

			3,354,373

Egypt 1.7%
[e]Egypt Treasury Bills, 5/30/06 - 12/05/06	12,200,000	EGP	2,028,602

Norway 0.3%
[e]Norway Treasury Bill, 3/15/06	2,400,000	NOK	354,113

Sweden 1.1%
[e]Government of Sweden, Strip, 9/20/06	8,450,000	SEK	1,046,457
[e]Sweden Treasury Bill, 12/20/06	2,000,000	SEK	246,253

			1,292,710

Thailand 4.1%
[e]Bank of Thailand Bond, Strip, 4/07/06	8,400,000	THB	202,841
[e]Thailand Treasury Bills, 4/17/06 - 11/30/06	202,250,000	THB	4,793,203

			4,996,044

Total Short Term Investments (Cost $13,508,452)			13,373,488

Total Investments (Cost $110,213,545) 94.4%			113,428,815
Net Unrealized Gain on Forward Exchange Contracts 0.00%[c]			47,200
Other Assets, less Liabilities 5.6%			6,663,006

Net Assets 100.0%			$120,139,021

TGI-15

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2005 (continued)

Templeton Global Income Securities Fund

Currency Abbreviations

AUD - Australian Dollar

CAD - Canadian Dollar

DKK - Danish Krone

EUR - Euro

EGP - Egyptian Pound

GBP - British Pound

IDR - Indonesian Rupiah

ISK - Iceland Krona

KRW - South Korean Won

MYR - Malaysian Ringgit

NOK - Norwegian Krone

NZD - New Zealand Dollar

PEN - Peruvian Nuevo Sol

PLN - Polish Zloty

SEK - Swedish Krona

SGD - Singapore Dollar

SKK - Slovak Koruna

THB - Thai Baht

Selected Portfolio Abbreviations

FRN - Floating Rate Note

aThe principal amount is stated in U.S. dollars unless otherwise indicated.

bThe coupon rate shown represents the rate at period end.

cRounds to less than 0.05% of net assets.

dSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under the guidelines approved by the Fund’s Board of Trustees. At December 31, 2005, the value of these securities was $607,288, representing 0.50% of net assets.

eThe security is traded on a discount basis with no stated coupon rate.

TGI-16

Franklin Templeton Variable Insurance Products Trust

Financial Statements

Statement of Assets and Liabilities

December 31, 2005

Templeton Global Income Securities Fund
Assets:
Investments in securities:
Cost	$110,213,545

Value	$113,428,815
Cash	7,304,362
Receivables:
Investment securities sold	305,457
Capital shares sold	280,021
Interest	2,300,302
Unrealized gain on forward exchange contracts (Note 7)	47,200

Total assets	123,666,157

Liabilities:
Payables:
Investment securities purchased	3,140,446
Capital shares redeemed	19,099
Affiliates	89,078
Foreign cash advanced by custodian (cost $241,634)	242,015
Accrued expenses and other liabilities	36,498

Total liabilities	3,527,136

Net assets, at value	$120,139,021

Net assets consist of:
Paid-in capital	$120,192,222
Undistributed net investment income	4,412,581
Net unrealized appreciation (depreciation)	3,228,119
Accumulated net realized gain (loss)	(7,693,901)

Net assets, at value	$120,139,021

Class 1:
Net assets, at value	$53,114,950

Shares outstanding	3,697,861

Net asset value and offering price per share	$14.36

Class 2:
Net assets, at value	$61,254,919

Shares outstanding	4,317,803

Net asset value and offering price per share	$14.19

Class 3:
Net assets, at value	$5,769,152

Shares outstanding	406,720

Net asset value and offering price per share[a]	$14.18

a Redemption price is equal to net asset value less any redemption fees retained by the Fund.

See notes to financial statements.

TGI-17

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Operations

for the year ended December 31, 2005

Templeton Global Income Securities Fund
Investment income:
Interest (net of foreign taxes $132,073)	4,043,929

Expenses:
Management fees (Note 3a)	548,337
Distribution fees: (Note 3c)
Class 2	91,555
Class 3	4,377
Unaffiliated transfer agent fees	853
Custodian fees (Note 4)	67,698
Reports to shareholders	53,577
Professional fees	19,388
Trustees’ fees and expenses	431
Other	6,662

Total expenses	792,878
Expense reductions (Note 4)	(41,008)

Net expenses	751,870

Net investment income	3,292,059

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	3,944,766
Foreign currency transactions	(45,206)

Net realized gain (loss)	3,899,560

Net change in unrealized appreciation (depreciation) on:
Investments	(9,094,628)
Translation of assets and liabilities denominated in foreign currencies	(131,822)

Net change in unrealized appreciation (depreciation)	(9,226,450)

Net realized and unrealized gain (loss)	(5,326,890)

Net increase (decrease) in net assets resulting from operations	$(2,034,831)

See notes to financial statements.

TGI-18

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statements of Changes in Net Assets

	Templeton Global Income Securities Fund
	Year Ended December 31,
	2005	2004

Increase (decrease) in net assets:
Operations:
Net investment income	$3,292,059	$2,517,578
Net realized gain (loss) from investments and foreign currency transactions	3,899,560	3,274,668
Net change in unrealized appreciation (depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	(9,226,450)	2,897,782

Net increase (decrease) in net assets resulting from operations	(2,034,831)	8,690,028

Distributions to shareholders from:
Net investment income:
Class 1	(3,016,853)	(5,364,377)
Class 2	(2,073,846)	(706,986)
Class 3	(32,207)	—

Total distributions to shareholders	(5,122,906)	(6,071,363)

Capital share transactions: (Note 2)
Class 1	7,710,594	(4,352,338)
Class 2	44,184,638	13,335,159
Class 3	5,777,317	—

Total capital share transactions	57,672,549	8,982,821

Redemption fees	36	—

Net increase (decrease) in net assets	50,514,848	11,601,486
Net assets:
Beginning of year	69,624,173	58,022,687

End of year	$120,139,021	$69,624,173

Undistributed net investment income included in net assets:
End of year	$4,412,581	$3,781,771

See notes to financial statements.

TGI-19

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements

Templeton Global Income Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of twenty-two separate series. The Templeton Global Income Securities Fund (the Fund) included in this report is non-diversified. The financial statements of the remaining funds in the series are presented separately. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts.

The following summarizes the Fund’s significant accounting policies.

a. Security Valuation

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market.

Corporate debt securities and government securities generally trade in the over-the-counter market rather than on a securities exchange. The Trust may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Trust’s pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust’s Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust’s Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

TGI-20

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Global Income Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Foreign Currency Contracts

The Fund may enter into forward exchange contracts to hedge against fluctuations in foreign exchange rates. A forward exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. These contracts are valued daily by the Fund and the net unrealized gain or loss on the contracts, as measured by the difference between the contractual forward foreign exchange rates and the forward rates at the reporting date, is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.

d. Income Taxes

No provision has been made for U.S. income taxes because the Fund’s policy is to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

Foreign securities held by the Fund may be subject to foreign taxation. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.

e. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Such distributions are reinvested in additional shares of the Fund. Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with generally accepted accounting principles. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each Fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

TGI-21

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Global Income Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

f. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g. Redemption Fees

Redemptions and exchanges of Class 3 shares held 60 days or less may be subject to the Fund’s redemption fee, which is 1% of the amount redeemed. Such fees are retained by the Fund and accounted for as an addition to paid-in capital.

h. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

The Fund offers three classes of shares: Class 1, Class 2, and Class 3. Effective April 1, 2005, the Fund began offering a new class of shares, Class 3. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

At December 31, 2005, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2005		2004
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	1,067,253	$15,508,065	142,426	$2,100,636
Shares issued in reinvestment of distributions	210,969	3,016,853	400,626	5,364,377
Shares redeemed	(735,231)	(10,814,324)	(788,314)	(11,817,351)

Net increase (decrease)	542,991	$7,710,594	(245,262)	$(4,352,338)

Class 2 Shares:
Shares sold	3,017,652	$43,735,355	973,769	$14,111,268
Shares issued in reinvestment of distributions	146,665	2,073,846	53,237	706,986
Shares redeemed	(110,837)	(1,624,563)	(98,666)	(1,483,095)

Net increase (decrease)	3,053,480	$44,184,638	928,340	$13,335,159

Class 3 Shares:
Shares sold	427,371	$6,068,634
Shares issued in reinvestment of distributions	2,233	31,575
Shares redeemed	(22,884)	(322,892)

Net increase (decrease)	406,720	$5,777,317

TGI-22

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Global Income Securities Fund

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $10 billion
0.440%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	In excess of $15 billion

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Fund’s Board of Trustees has adopted distribution plans for Class 2 and Class 3 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets of each class. The Board of Trustees has set the current rate at 0.25% per year.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2005, the custodian fees were reduced as noted in the Statement of Operations.

TGI-23

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Global Income Securities Fund

5. INCOME TAXES

At December 31, 2005, the Fund had tax basis capital losses which may be carried over to offset future capital gains, if any. During the year ended December 31, 2005, the Fund utilized $1,437,903 of capital loss carryforwards. At December 31, 2005, the capital loss carryforwards were as follows:

Capital loss carryforwards expiring in:
2007	$3,445,173
2008	2,370,518
2009	1,649,033
2010	177,731

$7,642,455

The tax character of distributions paid during the years ended December 31, 2005 and 2004, was as follows:

	2005	2004
Distributions paid from ordinary income	$5,122,906	$6,071,363

At December 31, 2005, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income for income tax purposes were as follows:

Cost of investments	$111,555,785

Unrealized appreciation	$5,344,640
Unrealized depreciation	(3,471,610)

Net unrealized appreciation (depreciation)	$1,873,030

Distributable earnings - undistributed ordinary income	$5,703,378

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions, and bond discounts and premiums.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, and bond discounts and premiums.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2005, aggregated $70,626,734 and $24,837,116, respectively.

TGI-24

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Global Income Securities Fund

7. FORWARD EXCHANGE CONTRACTS

At December 31, 2005, the Fund had outstanding forward exchange contracts as set out below.

Contracts to Buy		Contract Amount[a]		Settlement Date	Unrealized Gain (Loss)
25,000,000	Indian Rupee	811,530	NZD	6/21/06	$ 6,674
11,600,000	Thai Baht	407,991	NZD	11/30/06	10,558
11,600,000	Thai Baht	406,554	NZD	12/06/06	11,611
295,000,000	South Korean Won	413,015	NZD	12/06/06	18,357

		2,039,090	NZD		47,200

Net unrealized gain (loss) on forward exchange contracts					$47,200

[a]	In U.S. dollars unless otherwise indicated.

Currency Abbreviations

NZD-New	Zealand Dollar

8. CREDIT RISK

The Fund has 14.18% of its portfolio invested in below investment grade and comparable quality unrated high yield securities, which tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

9. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

10. REGULATORY MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares, Franklin Resources, Inc. and certain of its subsidiaries (collectively, the “Company”), entered into settlements with certain of those regulators.

Specifically, the Company entered into settlements with the Securities and Exchange Commission (“SEC”) concerning market timing (the “August 2, 2004 SEC Order”) and marketing support payments to securities dealers who sell fund shares (the “December 13, 2004 SEC Order”) and with the California Attorney General’s Office (“CAGO”) concerning marketing support payments to securities dealers who sell fund shares (the “CAGO Settlement”). Under the terms of the settlements with the SEC and the CAGO, the Company retained an Independent Distribution Consultant (“IDC”) to develop a plan for distribution of the respective settlement monies. The CAGO approved the distribution plan under the CAGO Settlement and, in accordance with the terms and conditions of that settlement, the monies were disbursed to the relevant funds. The SEC has not yet approved the distribution plan pertaining to the December 13, 2004 SEC Order. When approved, disbursements of settlement monies will be made promptly to the relevant funds, in accordance with the terms and conditions of that order. The IDC continues to develop the plan of distribution under the August 2, 2004 SEC Order that resolved the SEC’s market timing investigation.

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, directors, and/or employees, have been named in private lawsuits (styled as shareholder class actions, or as

TGI-25

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Global Income Securities Fund

derivative actions on behalf of either the named funds or Franklin Resources, Inc.) relating to the industry practices referenced above, as well as to allegedly excessive advisory fees, commissions, and/or 12b-1 fees. The lawsuits were filed in different courts throughout the country. Many of those suits are now pending in a multi-district litigation in the United States District Court for the District of Maryland.

The Company and fund management strongly believe that the claims made in each of the private lawsuits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Trust, it is committed to making the Trust or their shareholders whole, as appropriate.

TGI-26

Franklin Templeton Variable Insurance Products Trust

Templeton Global Income Securities Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Templeton Global Income Securities Fund (one of the funds constituting Franklin Templeton Variable Insurance Products Trust, hereafter referred to as the “Fund”) at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 10, 2006

TGI-27

Franklin Templeton Variable Insurance Products Trust

Tax Designation (unaudited)

Templeton Global Income Securities Fund

At December 31, 2005, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from dividends paid to the Fund on these investments. The Fund elects to treat foreign taxes paid as allowed under Section 853 of the Internal Revenue Code. This election will allow shareholders of record in June 2006, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The foreign tax information will be disclosed in the June 30, 2006, semi-annual report of the Fund.

TGI-28

TEMPLETON GROWTH SECURITIES FUND

This annual report for Templeton Growth Securities Fund covers the fiscal year ended December 31, 2005.

Performance Summary as of 12/31/05

Average annual total return of Class 1 shares represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/05

	1-Year	5-Year	10-Year
Average Annual Total Return	+9.06%	+6.34%	+9.65%

Total Return Index Comparison

for Hypothetical $10,000 Investment (1/1/96–12/31/05)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance is compared to the performance of the Morgan Stanley Capital International (MSCI) World Index and MSCI All Country (AC) World Index. The MSCI World Index is replacing the MSCI AC World Index as the Fund’s benchmark because the Fund’s manager believes the MSCI World Index better reflects the Fund’s investments. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

*Source: Standard & Poor’s Micropal. Please see Index Descriptions following the Fund Summaries.

Templeton Growth Securities Fund – Class 1

Performance reflects the Fund’s Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares.

Current performance may differ from figures shown.

Fund Goal and Main Investments: Templeton Growth Securities Fund seeks long-term capital growth. The Fund normally invests mainly in equity securities of companies located anywhere in the world, including those in the U.S. and in emerging markets.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. The Fund underperformed its benchmarks, the MSCI World Index, which returned +10.02% and the MSCI AC World Index, which returned +11.37% for the period under review.1 We are replacing the MSCI World AC Index with the MSCI World Index as the Fund’s benchmark, because we believe the MSCI World Index better reflects the Fund’s Investments.

Economic and Market Overview

The global economy overcame fears of derailment generated by higher energy costs and advanced at a solid clip during 2005, with signs of firming recoveries in Europe and Japan. Excluding the volatile energy and food sectors, inflation remained relatively subdued worldwide, and monetary policy remained fairly accommodative. The U.S. Federal Reserve Board raised the short-term federal funds target rate with eight quarter-point increases, bringing it to 4.25%. The European Central Bank (ECB) made one quarter-point rise in short-term rates, its first increase after keeping rates at historically low levels for more than two and a half years. Even after the increases, both rates remained at levels considered accommodative for economic growth.

Strong demand for oil sustained high prices during most of the year, while prices for other commodities such as industrial metals were also high, led by copper, whose contract price rose 45.4% during 2005.2 This contributed to economic growth in countries such as Australia and Canada, and emerging markets in Asia and Latin America that are tied to mining and industrial commodities.

In this environment, global equity markets performed strongly, particularly outside the U.S. One-year total return for the MSCI AC World ex US Index was +17.11% in U.S. dollar terms.3 By comparison the total

1. Source: Standard & Poor’s Micropal. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

2. Source: New York Mercantile Exchange

3. Source: Standard & Poor’s Micropal. Please see Index descriptions following the Fund Summaries.

Fund Risks: The Fund’s investments in stocks offer the potential for long-term gains but can be subject to short-term up-and-down price movements. Foreign investing, especially in emerging markets, involves additional risks including currency fluctuations, economic instability, and social and political developments. Because the Fund invests in bonds and other debt obligations, the Fund’s share price and yield will be affected by interest rate movements. Bond prices generally move in the opposite direction from interest rates. Thus, as the prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. High yield, lower-rated (junk) bonds generally have greater price swings and higher default risks. The Fund’s prospectus also includes a description of the main investment risks.

return for the MSCI USA Index was +5.72%.4 In terms of sectors, energy and materials led equity market performance, and telecommunication services and consumer-related sectors lagged.

Among developed countries, the Japanese equity market performed well, returning +44.70% in local currency terms for the year under review.4 However, this market benefited primarily from investors outside Japan, and the return was significantly less (+25.62%) after conversion into U.S. dollars.4 In contrast, the conversion into dollars enhanced equity market returns in Brazil (+57.04%), Mexico (+49.11%) and South Korea (+58.00%).4 At the beginning of the year, the consensus of many analysts appeared to be that the U.S. dollar would decline in value relative to major currencies. In fact, for the year the dollar appreciated versus the yen, the euro, the pound and most other currencies.

Investment Strategy

Our investment philosophy is bottom-up, value-oriented and long-term. In choosing investments, we will focus on the market price of a company’s securities relative to our evaluation of the company’s potential long-term earnings, asset value and cash flow. Among factors we may consider are a company’s historical value measures, including price/earnings ratio, profit margins and liquidation value. We do in-depth research to construct a bargain list from which we buy.

Manager’s Discussion

During the year under review, Fund performance benefited from overweighted allocations in South Korea and Germany and a significant underweighted allocation to the U.S. relative to the MSCI World Index. The returns from many of our South Korean investments were further enhanced by currency effects. Some of the top contributors from South Korea included Kookmin Bank, Samsung Electronics and Hana Financial Holdings. German investments that contributed to performance included Volkswagen, Siemens and Muenchener Rueckversicherungs-Gesellschaft (Munich Re Group). In terms of sectors, our stock selection in the financials and information technology sectors contributed to performance. Examples of financial and information technology holdings, in addition to some of the aforementioned stocks, included ACE, Olympus, American International Group, Mitsubishi UFJ Financial Group and Nomura Holdings. Several of our industrials sector holdings

4. Source: Standard & Poor’s Micropal. Individual country market returns are measured by MSCI country-specific indexes.

such as our investments in BAE Systems and Rolls-Royce also contributed to Fund performance.

The Fund had several detractors from performance. Although the energy sector had a net positive impact on returns, our underweighted sector allocation relative to the benchmark detracted most from relative performance.

The largest detractors from a country standpoint were Japan and Canada, mostly due to stock selection. Examples of Japanese and Canadian stocks that dragged on performance included Fuji Photo Film, Hitachi and Celestica. Currency also had a negative effect on many of our British investments. The materials and consumer discretionary sectors also hurt the Fund’s relative performance. In particular, several of our media stocks had negative returns such as British Sky Broadcasting Group, DIRECTV and News Corp. Several health care and utilities holdings also had negative effects on the Fund’s relative performance.

It is important to recognize the effect of currency movements on the Fund’s performance. In general, if the value of the U.S. dollar increases compared with a foreign currency, an investment traded in that foreign currency will decrease in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the 12 months ended December 31, 2005, the U.S. dollar increased in value relative to most non-U.S. currencies. As a result, the Fund’s overall performance was negatively affected by the portfolio’s investment primarily in securities with non-U.S. currency exposure.

Thank you for your participation in Templeton Growth Securities Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2005, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the adviser makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Top 10 Holdings

Templeton Growth Securities Fund

12/31/05

Company Sector/Industry, Country	% of Total Net Assets

Royal Bank of Scotland Group PLC	2.0%
Commercial Banks, U.K.

Tyco International Ltd.	1.9%
Industrial Conglomerates, U.S.

Siemens AG	1.8%
Industrial Conglomerates, Germany

News Corp., A	1.8%
Media, U.S.

Merck & Co. Inc.	1.8%
Pharmaceuticals, U.S.

GlaxoSmithKline PLC	1.7%
Pharmaceuticals, U.K.

Nestle SA	1.6%
Food Products, Switzerland

Pfizer Inc.	1.5%
Pharmaceuticals, U.S.

Royal Dutch Shell PLC, B	1.4%
Oil, Gas & Consumable Fuels, U.K.

BP PLC	1.3%
Oil, Gas & Consumable Fuels, U.K.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments.

Fund Expenses

As an investor in a variable insurance contract (“Contract”) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, redemption fees, surrender fees, transfer fees and premium taxes.

•	Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table below are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract level. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table below provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 × $7.50 = $64.50.

Templeton Growth Securities Fund – Class 1

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 1	Beginning Account Value 7/1/05	Ending Account Value 12/31/05	Fund-Level Expenses Incurred During Period* 7/1/05-12/31/05
Actual	$1,000	$1,086.20	$4.26
Hypothetical (5% return before expenses)	$1,000	$1,021.12	$4.13

*Expenses are equal to the annualized expense ratio for the Fund’s Class 1 shares (0.81%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights

Templeton Growth Securities Fund

	Year Ended December 31,
Class 1	2005	2004	2003	2002	2001
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$12.98	$11.31	$8.67	$11.09	$13.76

Income from investment operations:
Net investment income[a]	0.24	0.21	0.17	0.17	0.26
Net realized and unrealized gains (losses)	0.92	1.61	2.63	(2.13)	(0.36)

Total from investment operations	1.16	1.82	2.80	(1.96)	(0.10)

Less distributions from:
Net investment income	(0.16)	(0.15)	(0.16)	(0.24)	(0.28)
Net realized gains	—	—	—	(0.22)	(2.29)

Total distributions	(0.16)	(0.15)	(0.16)	(0.46)	(2.57)

Net asset value, end of year	$13.98	$12.98	$11.31	$8.67	$11.09

Total return[b]	9.06%	16.25%	32.62%	(18.32)%	(0.98%)
Ratios/supplemental data
Net assets, end of year (000’s)	$779,347	$800,118	$769,339	$665,537	$966,725
Ratios to average net assets:
Expenses	0.82%	0.86%	0.88%	0.87%	0.85%
Net investment income	1.81%	1.75%	1.74%	1.69%	2.13%
Portfolio turnover rate	22.16%	19.13%	37.43%	30.67%	31.05%

[a]	Based on average daily shares outstanding.
[b]	Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

See notes to financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Templeton Growth Securities Fund (continued)

	Year Ended December 31,
Class 2	2005	2004	2003	2002	2001
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$12.83	$11.19	$8.59	$11.01	$13.69

Income from investment operations:
Net investment income[a]	0.20	0.17	0.13	0.13	0.21
Net realized and unrealized gains (losses)	0.93	1.61	2.62	(2.10)	(0.34)

Total from investment operations	1.13	1.78	2.75	(1.97)	(0.13)

Less distributions from:
Net investment income	(0.15)	(0.14)	(0.15)	(0.23)	(0.26)
Net realized gains	—	—	—	(0.22)	(2.29)

Total distributions	(0.15)	(0.14)	(0.15)	(0.45)	(2.55)

Net asset value, end of year	$13.81	$12.83	$11.19	$8.59	$11.01

Total return[b]	8.86%	16.03%	32.13%	(18.49)%	(1.31)%
Ratios/supplemental data
Net assets, end of year (000’s)	$1,912,825	$1,189,112	$511,659	$190,054	$113,925
Ratios to average net assets:
Expenses	1.07%	1.11%	1.13%	1.12%	1.10%
Net investment income	1.56%	1.50%	1.49%	1.44%	1.80%
Portfolio turnover rate	22.16%	19.13%	37.43%	30.67%	31.05%

[a]	Based on average daily shares outstanding.
[b]	Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

See notes to financial statements.

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2005

Templeton Growth Securities Fund	Country	Shares	Value

Common Stocks 89.0%
Aerospace & Defense 2.4%
BAE Systems PLC	United Kingdom	2,925,299	$19,212,830
[a]BAE Systems PLC, 144A	United Kingdom	422	2,772
Raytheon Co.	United States	723,090	29,032,064
[b]Rolls-Royce Group PLC	United Kingdom	2,227,450	16,382,724
Rolls-Royce Group PLC, B	United Kingdom	109,954,804	193,901

			64,824,291

Air Freight & Logistics 0.6%
Deutsche Post AG	Germany	632,190	15,357,540

Airlines 0.1%
Singapore Airlines Ltd.	Singapore	430,100	3,207,096

Auto Components 0.6%
Lear Corp.	United States	281,750	8,018,605
Valeo SA	France	237,933	8,847,474

			16,866,079

Automobiles 1.2%
Bayerische Motoren Werke AG	Germany	726,340	31,815,472

Capital Markets 2.7%
The Bank of New York Co. Inc.	United States	976,292	31,094,900
Nomura Holdings Inc.	Japan	1,162,373	22,256,740
UBS AG	Switzerland	213,966	20,374,612

			73,726,252

Chemicals 1.4%
Akzo Nobel NV	Netherlands	493,365	22,866,347
[b]Syngenta AG	Switzerland	111,665	13,897,033

			36,763,380

Commercial Banks 6.2%
Banco Santander Central Hispano SA	Spain	1,320,501	17,430,518
Hana Financial Group Inc.	South Korea	161,640	7,412,195
[b]Kookmin Bank	South Korea	399,100	30,303,871
Lloyds TSB Group PLC	United Kingdom	1,032,660	8,678,885
Mitsubishi UFJ Financial Group Inc.	Japan	2,600	35,245,277
Royal Bank of Scotland Group PLC	United Kingdom	1,752,972	52,929,055
Standard Chartered PLC	United Kingdom	532,653	11,867,416
UniCredito Italiano SpA	Italy	492,834	3,395,630

			167,262,847

Commercial Services & Supplies 0.6%
Rentokil Initial PLC	United Kingdom	5,968,960	16,790,300

Computers & Peripherals 1.2%
[b]Maxtor Corp.	United States	819,781	5,689,280
[b]Seagate Technology	United States	1,339,475	26,776,105

			32,465,385

Diversified Consumer Services 1.2%
H&R Block Inc.	United States	1,267,870	31,126,209

Diversified Financial Services 0.2%
Morgan Stanley	United States	100,000	5,674,000

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2005 (continued)

Templeton Growth Securities Fund	Country	Shares	Value

Common Stocks (cont.)
Diversified Telecommunication Services 6.2%
AT&T Inc.	United States	441,280	$10,806,947
BCE Inc.	Canada	1,048,406	25,139,013
[a]Belgacom SA, 144A	Belgium	273,600	8,923,483
France Telecom SA	France	1,058,060	26,291,745
KT Corp., ADR	South Korea	1,011,735	21,802,889
Portugal Telecom SGPS SA	Portugal	1,232,340	12,473,644
TDC AS	Denmark	430,274	25,772,882
Telefonos de Mexico SA de CV (Telmex), L, ADR	Mexico	900,930	22,234,953
Telenor ASA	Norway	1,402,050	13,761,677

			167,207,233

Electric Utilities 2.1%
E.ON AG	Germany	215,295	22,291,541
Hong Kong Electric Holdings Ltd.	Hong Kong	2,867,498	14,201,302
National Grid PLC	United Kingdom	2,048,535	20,053,847

			56,546,690

Electronic Equipment & Instruments 1.1%
[b]Celestica Inc.	Canada	403,440	4,260,327
Hitachi Ltd.	Japan	3,895,500	26,238,435

			30,498,762

Energy Equipment & Services 0.5%
Noble Corp.	United States	172,070	12,137,818

Food & Staples Retailing 0.5%
William Morrison Supermarkets PLC	United Kingdom	4,349,757	14,480,648

Food Products 3.2%
Cadbury Schweppes PLC	United Kingdom	566,095	5,351,790
H.J. Heinz Co.	United States	450,805	15,201,145
Nestle SA	Switzerland	140,369	41,990,498
Unilever NV	Netherlands	334,120	22,882,450

			85,425,883

Gas Utilities 1.2%
El Paso Corp.	United States	2,709,909	32,952,493

Health Care Equipment & Supplies 1.1%
Olympus Corp.	Japan	1,082,820	28,439,736

Health Care Providers & Services 1.9%
HCA Inc.	United States	511,330	25,822,165
[b]Tenet Healthcare Corp.	United States	3,381,565	25,902,788

			51,724,953

Hotels Restaurants & Leisure 2.0%
Accor SA	France	518,800	28,534,867
Compass Group PLC	United Kingdom	6,546,412	24,834,417

			53,369,284

Household Durables 2.1%
Koninklijke Philips Electronics NV	Netherlands	921,385	28,633,018
Sony Corp.	Japan	691,350	28,232,712

			56,865,730

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2005 (continued)

Templeton Growth Securities Fund	Country	Shares	Value

Common Stocks (cont.)
Industrial Conglomerates 4.4%
Siemens AG	Germany	580,080	$49,698,485
Smiths Group PLC	United Kingdom	1,080,061	19,436,676
Tyco International Ltd.	United States	1,748,815	50,470,801

			119,605,962

Insurance 5.8%
ACE Ltd.	Bermuda	297,200	15,882,368
American International Group Inc.	United States	482,528	32,922,886
Muenchener Rueckversicherungs-Gesellschaft AG	Germany	148,610	20,121,337
Swiss Reinsurance Co.	Switzerland	386,500	28,301,656
Torchmark Corp.	United States	198,400	11,031,040
Willis Group Holdings Ltd.	United States	798,226	29,486,468
XL Capital Ltd., A	Bermuda	255,782	17,234,591

			154,980,346

IT Services 1.5%
Accenture Ltd., A	Bermuda	437,780	12,638,708
Electronic Data Systems Corp.	United States	1,159,669	27,878,443

			40,517,151

Leisure Equipment & Products 0.9%
Fuji Photo Film Co. Ltd.	Japan	755,500	24,963,569
Mattel Inc.	United States	8,600	136,052

			25,099,621

Media 8.8%
British Sky Broadcasting Group PLC	United Kingdom	3,245,088	27,719,652
[b]Comcast Corp., A	United States	504,000	12,947,760
[b]The DIRECTV Group Inc.	United States	1,931,289	27,269,800
[b]Interpublic Group of Cos. Inc.	United States	2,885,615	27,846,185
News Corp., A	United States	3,184,151	49,513,548
Pearson PLC	United Kingdom	2,112,355	24,985,132
Reed Elsevier NV	Netherlands	2,308,490	32,248,290
VNU NV	Netherlands	849,842	28,180,454
Wolters Kluwer NV	Netherlands	339,939	6,873,620

			237,584,441

Metals & Mining 0.4%
Barrick Gold Corp.	Canada	143,980	4,012,723
POSCO	South Korea	30,272	6,069,423

			10,082,146

Multi-Utilities & Unregulated Power 0.9%
DTE Energy Co.	United States	562,475	24,293,295

Office Electronics 0.8%
Konica Minolta Holdings Ltd.	Japan	2,034,500	20,701,809

Oil, Gas & Consumable Fuels 4.7%
BP PLC	United Kingdom	3,379,289	35,988,026
Eni SpA	Italy	760,135	21,084,325
Repsol YPF SA	Spain	919,148	26,844,250
Royal Dutch Shell PLC, B	United Kingdom	1,212,783	38,767,773
TransCanada Corp.	Canada	89,875	2,833,966

			125,518,340

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2005 (continued)

Templeton Growth Securities Fund	Country	Shares	Value

Common Stocks (cont.)
Paper & Forest Products 4.0%
International Paper Co.	United States	760,500	$25,560,405
Sappi Ltd.	South Africa	1,300,540	14,903,541
Stora Enso OYJ, R	Finland	1,673,123	22,659,513
Svenska Cellulosa AB, B	Sweden	530,851	19,843,024
UPM-Kymmene OYJ	Finland	1,221,710	23,951,083

			106,917,566

Pharmaceuticals 9.5%
Abbott Laboratories	United States	313,207	12,349,752
Bristol-Myers Squibb Co.	United States	1,156,520	26,576,830
GlaxoSmithKline PLC	United Kingdom	1,853,632	46,847,601
Merck & Co. Inc.	United States	1,496,505	47,603,824
Novartis AG	Switzerland	412,490	21,680,255
Pfizer Inc.	United States	1,719,435	40,097,224
Sanofi-Aventis	France	327,290	28,672,208
Shire PLC	United Kingdom	930,490	11,910,409
Takeda Pharmaceutical Co. Ltd.	Japan	357,000	19,297,297

			255,035,400

Real Estate 1.8%
Cheung Kong Holdings Ltd.	Hong Kong	3,266,499	33,513,248
Swire Pacific Ltd., A	Hong Kong	1,652,800	14,836,223

			48,349,471

Semiconductors & Semiconductor Equipment 0.8%
Samsung Electronics Co. Ltd.	South Korea	33,440	21,872,913

Software 1.3%
[b]Cadence Design Systems Inc.	United States	820,990	13,891,151
Nintendo Co. Ltd.	Japan	182,700	22,057,739

			35,948,890

Wireless Telecommunication Services 3.1%
KDDI Corp.	Japan	5,000	28,806,236
SK Telecom Co. Ltd.	South Korea	80,853	14,525,452
SK Telecom Co. Ltd., ADR	South Korea	303,380	6,155,580
Vodafone Group PLC	United Kingdom	15,462,271	33,385,589

			82,872,857

Total Common Stocks (Cost $2,032,847,613)			2,394,908,289

		Principal Amount
Short Term Investments (Cost $290,741,959) 10.8%
U.S. Government and Agency Securities 10.8%
[c]Federal Home Loan Bank, 1/03/06		$289,861,000	289,751,675
[c]U.S. Treasury Bill, 3/30/06		1,000,000	990,622

			290,742,297

Total Investments (Cost $2,323,589,572) 99.8%			2,685,650,586
Other Assets, less Liabilities 0.2%			6,521,336

Net Assets 100.0%			$2,692,171,922

Selected Portfolio Abbreviations

ADR - American Depository Receipt

[a]	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At December 31, 2005, the value of these securities was $8,926,255 representing 0.33% of net assets.
[b]	Non-income producing.
[c]	A portion or all of the security is traded on a discount basis with no stated coupon rate.

See notes to financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements

Statement of Assets and Liabilities

December 31, 2005

Templeton Growth Securities Fund
Assets:
Investments in securities:
Cost	$2,323,589,572

Value	2,685,650,586
Cash	203,663
Receivables:
Investment securities sold	7,083,929
Capital shares sold	2,897,967
Dividends	5,335,021

Total assets	2,701,171,166

Liabilities:
Payables:
Investment securities purchased	3,928,923
Capital shares redeemed	2,207,192
Affiliates	2,438,607
Accrued expenses and other liabilities	424,522

Total liabilities	8,999,244

Net assets, at value	$2,692,171,922

Net assets consist of:
Paid-in capital	$2,199,508,512
Undistributed net investment income	35,116,077
Net unrealized appreciation (depreciation)	361,987,998
Accumulated net realized gain (loss)	95,559,335

Net assets, at value	$2,692,171,922

Class 1:
Net assets, at value	$779,347,305

Shares outstanding	55,731,759

Net asset value and offering price per share	$13.98

Class 2:
Net assets, at value	$1,912,824,617

Shares outstanding	138,541,911

Net asset value and offering price per share	$13.81

See notes to financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Operations

for the year ended December 31, 2005

Templeton Growth Securities Fund
Investment income:
Dividends (net of foreign taxes of $3,565,075)	$53,228,570
Interest	6,853,053
Other income (Note 8)	135,407

Total investment income	60,217,030

Expenses:
Management fees (Note 3a)	17,306,542
Distributions fees - Class 2 (Note 3c)	3,785,615
Unaffiliated transfer agent fees	13,073
Custodian fees (Note 4)	535,370
Reports to shareholders	788,179
Professional fees	78,457
Trustees’ fees and expenses	11,799
Other	61,828

Total expenses	22,580,863
Expense reductions (Note 4)	(4,817)

Net expenses	22,576,046

Net investment income	37,640,984

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments (net of foreign taxes of $74,106)	106,799,734
Foreign currency transactions	(75,282)

Net realized gain (loss)	106,724,452

Net change in unrealized appreciation (depreciation) on:
Investments	64,613,914
Translation of assets and liabilities denominated in foreign currencies	(181,786)

Net change in unrealized appreciation (depreciation)	64,432,128

Net realized and unrealized gain (loss)	171,156,580

Net increase (decrease) in net assets resulting from operations	$208,797,564

See notes to financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statements of Changes in Net Assets

	Templeton Growth Securities Fund
	Year Ended December 31,
	2005	2004

Increase (decrease) in net assets:
Operations:
Net investment income	$37,640,984	$24,981,340
Net realized gain (loss) from investments and foreign currency transactions	106,724,452	67,841,923
Net change in unrealized appreciation (depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	64,432,128	160,661,227

Net increase (decrease) in net assets resulting from operations	208,797,564	253,484,490

Distributions to shareholders from:
Net investment income:
Class 1	(9,572,633)	(9,645,451)
Class 2	(16,496,404)	(8,547,806)

Total distributions to shareholders	(26,069,037)	(18,193,257)

Capital share transactions: (Note 2)
Class 1	(78,704,685)	(75,091,706)
Class 2	598,918,011	548,032,814

Total capital share transactions	520,213,326	472,941,108

Net increase (decrease) in net assets	702,941,853	708,232,341
Net assets:
Beginning of year	1,989,230,069	1,280,997,728

End of year	$2,692,171,922	$1,989,230,069

Undistributed net investment income included in net assets:
End of year	$35,116,077	$23,647,817

See notes to financial statements.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements

Templeton Growth Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of twenty-two separate series. The Templeton Growth Securities Fund (the Fund) included in this report is diversified. The financial statements of the remaining funds in the series are presented separately. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts.

The following summarizes the Fund’s significant accounting policies.

a. Security Valuation

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market.

Corporate debt securities and government securities generally trade in the over-the-counter market rather than on a securities exchange. The Trust may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Trust’s pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust’s Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust’s Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Growth Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

b. Foreign Currency Translation (continued)

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Foreign Currency Contracts

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.

d. Income and Deferred Taxes

No provision has been made for U.S. income taxes because the Fund’s policy is to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

The Fund is subject to a tax imposed on net realized gains on securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these securities in an amount that would be payable if the securities were disposed of on the valuation date.

Foreign securities held by the Fund may be subject to foreign taxation. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.

e. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Such distributions are reinvested in additional shares of the Fund. Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with generally accepted accounting principles. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each Fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Growth Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

e. Security Transactions, Investment Income, Expenses and Distributions (continued)

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

f. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

At December 31, 2005, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2005		2004
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	1,516,368	$19,918,799	1,256,557	$14,860,796
Shares issued in reinvestment of distributions	740,916	9,572,633	835,104	9,645,451
Shares redeemed	(8,179,119)	(108,196,117)	(8,487,240)	(99,597,953)

Net increase (decrease)	(5,921,835)	$(78,704,685)	(6,395,579)	$(75,091,706)

Class 2 Shares:
Shares sold	53,621,660	$698,169,420	50,615,234	$589,822,365
Shares issued in reinvestment of distributions	1,291,809	16,496,404	747,186	8,547,806
Shares redeemed	(9,052,089)	(115,747,813)	(4,387,645)	(50,337,357)

Net increase (decrease)	45,861,380	$598,918,011	46,974,775	$548,032,814

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Growth Securities Fund

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Templeton Asset Management, Ltd. (TAML)	Investment manager
Templeton Global Advisors, Ltd. (TGAL)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

Effective May 1, 2005, the Fund pays an investment management fee to TGAL based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
1.000%	Up to and including $100 million
0.900%	Over $100 million, up to and including $250 million
0.800%	Over $250 million, up to and including $500 million
0.750%	Over $500 million, up to and including $1 billion
0.700%	Over $1 billion, up to and including $5 billion
0.675%	Over $5 billion, up to and including $10 billion
0.655%	Over $10 billion, up to and including $15 billion
0.635%	Over $15 billion, up to and including $20 billion
0.615%	In excess of $20 billion

Prior to May 1, 2005, the Fund paid an investment management fee to TGAL based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
1.000%	Up to and including $100 million
0.900%	Over $100 million, up to and including $250 million
0.800%	Over $250 million, up to and including $500 million
0.750%	In excess of $500 million

Under a subadvisory agreement, TAML, an affiliate of TGAL, provides subadvisory services to the Fund and receives from TGAL fees based on the average daily net assets of the Fund.

b. Administrative Fees

Under an agreement with TGAL, FT Services provides administrative services to the Fund. The fee is paid by TGAL based on average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Fund’s Board of Trustees has adopted distribution plans for Class 2 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets. The Board of Trustees has set the current rate at 0.25% per year.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Growth Securities Fund

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2005, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

During the year ended December 31, 2005, the Fund utilized $11,265,016 of capital loss carryforwards.

For tax purposes, realized currency losses occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At December 31, 2005, the Fund deferred realized currency losses of $49,489.

The tax character of distributions paid during the years ended December 31, 2005 and 2004, was as follows:

	2005	2004
Distributions paid from ordinary income	$26,069,037	$18,193,257

At December 31, 2005, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments	$2,324,453,800

Unrealized appreciation	$422,527,957
Unrealized depreciation	(61,331,171)

Net unrealized appreciation (depreciation)	$361,196,786

Undistributed ordinary income	$35,116,076
Undistributed long term capital gains	96,473,052

Distributable earnings	$131,589,128

Net investment income differs for financial statements and tax purposes primarily due to differing treatment of foreign currency transactions.

Net realized gains (losses) differ for financial statements and tax purposes primarily due to differing treatments of wash sales and foreign currency transactions.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2005, aggregated $969,846,085 and $457,394,049, respectively.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Growth Securities Fund

7. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

8. REGULATORY MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares, Franklin Resources, Inc. and certain of its subsidiaries (collectively, the “Company”), entered into settlements with certain of those regulators.

Specifically, the Company entered into settlements with the Securities and Exchange Commission (“SEC”) concerning market timing (the “August 2, 2004 SEC Order”) and marketing support payments to securities dealers who sell fund shares (the “December 13, 2004 SEC Order”) and with the California Attorney General’s Office (“CAGO”) concerning marketing support payments to securities dealers who sell fund shares (the “CAGO Settlement”). Under the terms of the settlements with the SEC and the CAGO, the Company retained an Independent Distribution Consultant (“IDC”) to develop a plan for distribution of the respective settlement monies. The CAGO approved the distribution plan under the CAGO Settlement and, in accordance with the terms and conditions of that settlement, the monies were disbursed to the relevant funds and are recorded as other income in the current period. The SEC has not yet approved the distribution plan pertaining to the December 13, 2004 SEC Order. When approved, disbursements of settlement monies will be made promptly to the relevant funds, in accordance with the terms and conditions of that order. The IDC continues to develop the plan of distribution under the August 2, 2004 SEC Order that resolved the SEC’s market timing investigation.

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, directors, and/or employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.) relating to the industry practices referenced above, as well as to allegedly excessive advisory fees, commissions, and/or 12b-1 fees. The lawsuits were filed in different courts throughout the country. Many of those suits are now pending in a multi-district litigation in the United States District Court for the District of Maryland.

The Company and fund management strongly believe that the claims made in each of the private lawsuits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Trust, it is committed to making the Trust or their shareholders whole, as appropriate.

Franklin Templeton Variable Insurance Products Trust

Templeton Growth Securities Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Templeton Growth Securities Fund (one of the funds constituting Franklin Templeton Variable Insurance Products Trust, hereafter referred to as the “Fund”) at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 10, 2006

Franklin Templeton Variable Insurance Products Trust

Tax Designation (unaudited)

Templeton Growth Securities Fund

Under Section 852(b)(3)(c) of the Internal Revenue Code (Code), the Fund designates the maximum amount allowable but no less than $96,473,052 as a capital gain dividend for the fiscal year ended December 31, 2005.

Under Section 854(b)(2) of the Code, the Fund designates 39.27% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2005.

At December 31, 2005, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from dividends paid to the Fund on these investments. The Fund elects to treat foreign taxes paid as allowed under Section 853 of the Code. This election will allow shareholders of record in June 2006, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The foreign tax information will be disclosed in the June 30, 2006, semi-annual report of the Fund.

INDEX DESCRIPTIONS

The indexes are unmanaged and include reinvested distributions.

Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.

CSFB High Yield Index is designed to mirror the investible universe of the U.S. dollar-denominated high yield debt market.

Dow Jones Industrial Average (the Dow) is price weighted based on the average market price of 30 blue chip stocks of companies that are generally industry leaders.

Dow Jones Wilshire Real Estate Securities Index is a broad measure of the performance of publicly traded real estate securities, such as real estate investment trusts and real estate operating companies. The index is capitalization weighted and rebalanced monthly, and returns are calculated on a buy-and-hold basis.

J.P. Morgan (JPM) Emerging Markets Bond Index (EMBI) Global tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans and Eurobonds.

J.P. Morgan (JPM) Euro Emerging Markets Bond Index (EMBI) Global tracks total returns for euro-denominated, straight fixed coupon instruments issued by emerging market sovereign and quasi-sovereign entities.

J.P. Morgan (JPM) Global Government Bond Index (GGBI) tracks total returns for liquid, fixed-rate, domestic government bonds with maturities greater than one year issued by developed countries globally.

Lehman Brothers (LB) U.S. Aggregate Index represents securities that are SEC-registered, taxable and dollar denominated. The index covers the U.S. investment grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities. All issues included must have at least one year to final maturity and must be rated investment grade (Baa3 or better) by Moody’s Investors Service. They must also be dollar denominated and nonconvertible. Total return includes price appreciation/depreciation and income as a percentage of the original investment. The index is rebalanced monthly by market capitalization.

Lehman Brothers (LB) U.S. Government: Intermediate Index is the intermediate component of the LB U.S. Government Index. The index includes securities issued by the U.S. government or its agencies. These include public obligations of the U.S. Treasury with remaining maturity of one year or more and publicly issued debt of U.S. government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. government.

Lehman Brothers (LB) U.S. High Yield Index covers the universe of fixed rate, non-investment-grade debt. The index includes both corporate and non-corporate sectors.

Lipper Multi-Sector Income Funds Classification Average is calculated by averaging the total returns of all funds within the Lipper Multi-Sector Income Funds classification in the Lipper Open-End underlying funds universe. Lipper Multi-Sector Income Funds are defined as funds that seek current income by allocating assets among different fixed income securities sectors (not primarily in one sector except for defensive purposes), including U.S. and foreign governments, with a significant portion rated below investment grade. For the 12-month period ended 12/31/05, there were 113 funds in this category. Lipper calculations do not include sales charges, but include reinvestment of any income or distributions. Fund performance relative to the average may have differed if these and other factors had been considered.

Lipper VIP Equity Income Funds Classification Average is an equally weighted average calculation of performance figures for all funds within the Lipper Equity Income Funds classification in the Lipper VIP underlying funds universe. Lipper Equity Income Funds seek relatively high current income and growth of income through investing 60% or more of their portfolios in equities. For the 12-month period ended 12/31/05, there were 62 funds in this category. Lipper calculations do not include contract fees, expenses or sales charges, and may have been different if such charges had been considered.

Lipper VIP General U.S. Government Funds Classification Average is an equally weighted average calculation of performance figures for all funds within the Lipper U.S. Government Funds classification in the Lipper VIP underlying funds universe. Lipper U.S. Government Funds invest primarily in U.S. government and agency issues. For the 12-month period ended 12/31/05, there were 59 funds in this category. Lipper calculations do not include contract fees, expenses or sales charges, and may have been different if such charges had been considered.

Lipper VIP High Current Yield Funds Classification Average is an equally weighted average calculation of performance figures for all funds within the Lipper U.S. High Current Yield Funds classification in the Lipper VIP underlying funds universe. Lipper U.S. High Current Yield Funds aim at high (relative) current yield from fixed income securities, have no quality or maturity restrictions, and tend to invest in lower grade debt issues. For the 12-month period ended 12/31/05, there were 94 funds in this category. Lipper calculations do not include contract fees, expenses or sales charges, and may have been different if such charges had been considered.

Lipper VIP Income Funds Classification Average is an equally weighted average calculation of performance figures for all funds within the Lipper Income Funds classification in the Lipper VIP underlying funds universe. Lipper Income Funds seek a high level of current income through investing in income-producing stocks, bonds and money market instruments. For the 12-month period ended 12/31/05, there were 22 funds in this category. Lipper calculations do not include contract fees, expenses or sales charges, and may have been different if such charges had been considered.

Merrill Lynch 2- and 5-Year Zero Coupon Bond Indexes include zero coupon bonds that pay no interest and are issued at a discount from redemption price.

Morgan Stanley Capital International (MSCI) All Country (AC) World Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed and emerging markets.

Morgan Stanley Capital International (MSCI) All Country (AC) World ex US Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed and emerging markets excluding the U.S.

Morgan Stanley Capital International (MSCI) Emerging Markets (EM) Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global emerging markets.

Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed markets excluding the U.S. and Canada.

Morgan Stanley Capital International (MSCI) Russia Index is a free float-adjusted, market capitalization-weighted index designed to measure equity performance in Russia.

Morgan Stanley Capital International (MSCI) USA Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in the U.S.

Morgan Stanley Capital International (MSCI) World Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed markets.

NASDAQ Composite Index measures all NASDAQ domestic and international based common type stocks listed on The NASDAQ Stock Market. The index is market value weighted and includes more than 3,000 companies.

Russell 1000 Growth Index is market capitalization weighted and measures performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000 Index is market capitalization weighted and measures performance of the 1,000 largest companies in the Russell 3000 Index, which represent approximately 92% of total market capitalization of the Russell 3000 Index.

Russell 1000 Value Index is market capitalization weighted and measures performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000 Value Index is market capitalization weighted and measures performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2500 Growth Index is market capitalization weighted and measures performance of those Russell 2500 Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2500 Value Index is market capitalization weighted and measures performance of those Russell 2500 Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000 Growth Index is market capitalization weighted and measures performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap Growth Index is market capitalization weighted and measures performance of those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap Value Index is market capitalization weighted and measures performance of those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values.

Standard & Poor’s 500 Index (S&P 500) consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock’s weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance.

Standard & Poor’s/International Finance Corporation Investable (S&P/IFCI) Composite Index is a free float-adjusted, market capitalization-weighted index designed to measure equity performance in global emerging markets.

Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Each board member will serve until that person’s successor is elected and qualified.

Independent Board Members

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held
HARRIS J. ASHTON (1932) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 1988	140	Director, Bar-S Foods (meat packing company).

Principal Occupation During Past 5 Years:

Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

ROBERT F. CARLSON (1928) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 1998	56	None

Principal Occupation During Past 5 Years:

Vice President, senior member and past President, Board of Administration, California Public Employees Retirement Systems (CALPERS); and formerly, member and Chairman of the Board, Sutter Community Hospitals; member, Corporate Board, Blue Shield of California; and Chief Counsel, California Department of Transportation.

S. JOSEPH FORTUNATO (1932) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 1989	141	None

Principal Occupation During Past 5 Years: Attorney; and formerly, member of the law firm of Pitney, Hardin, Kipp & Szuch (until 2002) (Consultant (2003)).
EDITH E. HOLIDAY (1952) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since June 2005	136	Director, Amerada Hess Corporation (exploration and refining of oil and gas), H.J. Heinz Company (processed foods and allied products), RTI International Metals, Inc. (manufacture and distribution of titanium), Canadian National Railway (railroad), and White Mountains Insurance Group, Ltd. (holding company).

Principal Occupation During Past 5 Years:

Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).

FRANK W.T. LAHAYE (1929) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 1988	114	Director, Center for Creative Land Recycling (redevelopment).

Principal Occupation During Past 5 Years: General Partner, Las Olas L.P. (Asset Management); and formerly, Chairman, Peregrine Venture Management Company (venture capital).

BOD-1

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held
GORDON S. MACKLIN (1928) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 1993	140	Director, Martek Biosciences Corporation, MedImmune, Inc. (biotechnology), and Overstock.com (Internet services); and formerly, Director, MCI Communication Corporation (subsequently known as MCI WorldCom, Inc. and WorldCom, Inc.) (communications services) (1988-2002), White Mountains Insurance Group, Ltd. (holding company) (1987-2004) and Spacehab, Inc. (aerospace services) (1994-2003).

Principal Occupation During Past 5 Years:

Director of various companies; and formerly, Deputy Chairman, White Mountains Insurance Group, Ltd. (holding company) (2001-2004); Chairman, White River Corporation (financial services) (1993-1998) and Hambrecht & Quist Group (investment banking) (1987-1992); and President, National Association of Securities Dealers, Inc. (1970-1987).

FRANK A. OLSON (1932) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since June 2005	101	Director, White Mountains Insurance Group, Ltd. (holding company), Amerada Hess Corporation (exploration and refining of oil and gas) and Sentient Jet (private jet service); and formerly, Director, Becton Dickinson and Company (medical technology), Cooper Industries, Inc. (electrical products and tools and hardware), Health Net, Inc. (formerly, Foundation Health) (integrated managed care), The Hertz Corporation, Pacific Southwest Airlines, The RCA Corporation, Unicom (formerly, Commonwealth Edison) and UAL Corporation (airlines).

Principal Occupation During Past 5 Years:

Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer (1977-1999)); and formerly, Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines).

Interested Board Members and Officers

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held
**CHARLES B. JOHNSON (1933) One Franklin Parkway San Mateo, CA 94403-1906	Trustee and Chairman of the Board	Since 1988	140	None

Principal Occupation During Past 5 Years:

Chairman of the Board, Member—Office of the Chairman and Director, Franklin Resources, Inc.; Vice President, Franklin Templeton Distributors, Inc.; Director, Fiduciary Trust Company International; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 42 of the investment companies in Franklin Templeton Investments.

**RUPERT H. JOHNSON, JR. (1940) One Franklin Parkway San Mateo, CA 94403-1906	Trustee, President and Chief Executive Officer— Investment Management	Trustee since 1988 and President and Chief Executive Officer—Investment Management since 2002	124	None

Principal Occupation During Past 5 Years:

Vice Chairman, Member—Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin Templeton Distributors, Inc.; Director, Franklin Advisers, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.

BOD-2

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held
HARMON E. BURNS (1945) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 1988	Not Applicable	Not Applicable

Principal Occupation During Past 5 Years:

Vice Chairman, Member—Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.

JAMES M. DAVIS (1952) One Franklin Parkway San Mateo, CA 94403-1906	Chief Compliance Officer	Since 2004	Not Applicable	Not Applicable

Principal Occupation During Past 5 Years:

Director, Global Compliance, Franklin Resources, Inc.; officer of 47 of the investment companies in Franklin Templeton Investments; and formerly, Director of Compliance, Franklin Resources, Inc. (1994-2001).

LAURA FERGERSON (1962) One Franklin Parkway San Mateo, CA 94403-1906	Treasurer	Since 2004	Not Applicable	Not Applicable

Principal Occupation During Past 5 Years:

Vice President, Franklin Templeton Services, LLC; officer of 31 of the investment companies in Franklin Templeton Investments; and formerly, Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant Treasurer of most of the investment companies in Franklin Templeton Investments (1997-2003); and Vice President, Franklin Templeton Services, LLC (1997-2003).

JIMMY D. GAMBILL (1947) 500 East Broward Blvd. Suite 2100 Fort Lauderdale, FL 33394-3091	Senior Vice President and Chief Executive Officer— Finance and Administration	Since 2002	Not Applicable	Not Applicable

Principal Occupation During Past 5 Years:

President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of 47 of the investment companies in Franklin Templeton Investments.

DAVID P. GOSS (1947) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2000	Not Applicable	Not Applicable

Principal Occupation During Past 5 Years:

Senior Associate General Counsel, Franklin Resources, Inc.; officer and director of one of the subsidiaries of Franklin Resources, Inc.; officer of 47 of the investment companies in Franklin Templeton Investments; and formerly, President, Chief Executive Officer and Director, Property Resources Equity Trust (until 1999) and Franklin Select Realty Trust (until 2000).

STEVEN J. GRAY (1955) One Franklin Parkway San Mateo, CA 94403-1906	Secretary	Since October 2005	Not Applicable	Not Applicable

Principal Occupation During Past 5 Years:

Senior Associate General Counsel, Franklin Resources, Inc.; officer of 33 of the investment companies in Franklin Templeton Investments; and formerly, Chief Legal Counsel, Atlas Advisers, Inc. (until 2000).

BOD-3

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held
BARBARA J. GREEN (1947) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2000	Not Applicable	Not Applicable

Principal Occupation During Past 5 Years:

Vice President, Deputy General Counsel and Secretary, Franklin Resources, Inc.; Secretary and Senior Vice President, Templeton Worldwide, Inc.; Secretary, Franklin Advisers, Inc., Franklin Advisory Services, LLC, Franklin Investment Advisory Services, LLC, Franklin Mutual Advisers, LLC, Franklin Templeton Alternative Strategies, Inc., Franklin Templeton Investor Services, LLC, Franklin Templeton Services, LLC, Franklin Templeton Distributors, Inc., Templeton Investment Counsel, LLC, and Templeton/Franklin Investment Services, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 47 of the investment companies in Franklin Templeton Investments; and formerly, Deputy Director, Division of Investment Management, Executive Assistant and Senior Advisor to the Chairman, Counselor to the Chairman, Special Counsel and Attorney Fellow, U.S. Securities and Exchange Commission (1986-1995); Attorney, Rogers & Wells (until 1986); and Judicial Clerk, U.S. District Court (District of Massachusetts) (until 1979).

MICHAEL O. MAGDOL (1937) 600 Fifth Avenue Rockefeller Center New York, NY 10020-2302	Vice President— AML Compliance	Since 2002	Not Applicable	Not Applicable

Principal Occupation During Past 5 Years:

Vice Chairman, Chief Banking Officer and Director, Fiduciary Trust Company International; Director, Franklin Templeton Institutional Suisse S.A., Arch Chemicals, Inc. and Lingnan Foundation; and officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.

CRAIG S. TYLE (1960) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since October 2005	Not Applicable	Not Applicable

Principal Occupation During Past 5 Years:

General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of 47 of the investment companies in Franklin Templeton Investments; and formerly, Partner, Shearman & Sterling, LLP (2004-2005); and General Counsel, Investment Company Institute (ICI) (1997-2004).

GALEN G. VETTER (1951) 500 East Broward Blvd. Suite 2100 Fort Lauderdale, FL 33394-3091	Chief Financial Officer and Chief Accounting Officer	Since 2004	Not Applicable	Not Applicable

Principal Occupation During Past 5 Years:

Senior Vice President, Franklin Templeton Services, LLC; officer of 47 of the investment companies in Franklin Templeton Investments; and formerly, Managing Director, RSM McGladrey, Inc. (1999-2004); and Partner, McGladrey & Pullen, LLP (1979-1987 and 1991-2004).

*We	base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment adviser or affiliated investment advisers.
**Charles	B. Johnson and Rupert H. Johnson, Jr. are considered to be interested persons of the Trust under the federal securities laws due to their positions as officers and directors and major shareholders of Franklin Resources, Inc., which is the parent company of the Trust’s advisers and distributor.

Note: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.

BOD-4

The Sarbanes-Oxley Act of 2002 and Rules adopted by the Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board of Trustees has determined that there is at least one such financial expert on the Audit Committee and has designated Frank W.T. LaHaye as its audit committee financial expert. The Board believes that Mr. LaHaye qualifies as such an expert in view of his extensive business background and experience, including service as President and Director of McCormick Selph Associates from 1954 through 1965; Director and Chairman of Teledyne Canada Ltd. from 1966 through 1971; Director and Chairman of Quarterdeck Corporation from 1982 through 1998; and services as a Director of various other public companies including U.S. Telephone Inc. (1981-1984), Fisher Imaging Inc. (1991-1998) and Digital Transmissions Systems (1995-1999). In addition, Mr. LaHaye served from 1981 to 2000 as a Director and Chairman of Peregrine Venture Management Co., a venture capital firm, and has been a Member and Chairman of the Fund’s Audit Committee since its inception. As a result of such background and experience, the Board of Trustees believes that Mr. LaHaye has acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Mr. LaHaye is an independent Trustee as that term is defined under the relevant Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Contract owners may call 1-800/321-8563 or their insurance companies to request the SAI.

BOD-5

Franklin Templeton Variable Insurance Products Trust

Shareholder Information

Board Review of Advisory Contracts

Franklin Mutual Advisers, LLC (Franklin Mutual) entered into an agreement with Franklin Templeton Investment Management Limited (Investment Management) on behalf of Mutual Discovery Securities Fund, effective May 19, 2005. Investment Management provides the services of Anne E. Gudefin to Franklin Mutual while she remains employed by Investment Management. Ms. Gudefin was previously employed by Franklin Mutual. Investment Management is indirectly wholly owned by Franklin Resources Inc., (Resources), a publicly-owned company engaged in the financial services industry through its subsidiaries. Charles B. Johnson and Rupert H. Johnson, Jr. are the principal shareholders of Resources. The Board of Trustees (“Board”), in approving the agreement between Franklin Mutual and Investment Management, noted that its determinations and considerations had not changed from those enumerated with respect to the Board’s approval of the annual renewal of the agreement with Franklin Mutual with respect to Mutual Discovery Securities Fund. In this regard it was noted that the agreement with Investment Management was intended solely to reflect Ms. Gudefin’s relocation to the London offices of Franklin Templeton Investments and in no way impacted the services provided by Franklin Mutual or the fees paid by the Fund for such services.

Templeton Investment Counsel, LLC (Investment Counsel) entered into an agreement with Investment Management, effective October 17, 2005, on behalf of each of Templeton Global Asset Allocation Fund and Templeton Foreign Securities Fund. Investment Management provides the services of Tucker Scott, one of the members of each Fund’s portfolio management team who resides in Geneva, Switzerland, while he remains employed by Investment Management. The Board, in approving the agreements between Investment Counsel and Investment Management, noted that its determinations and considerations had not changed from those enumerated with respect to the Board’s approval of the annual renewal of the agreements with Investment Counsel with respect to Templeton Global Asset Allocation Fund and Templeton Foreign Securities Fund. In this regard it was noted that the agreements with Investment Management were intended solely to reflect Tucker Scott’s relocation to the Switzerland offices of Franklin Templeton Investments and in no way impacted the services provided by Investment Counsel or the fees paid by the Funds for such services.

Proxy Voting Policies and Procedures

The Trust has established Proxy Voting Policies and Procedures (“Policies”) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/847-2268 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Trust’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.

SI-1

One Franklin Parkway San Mateo, CA 94403-1906

Annual Report

FRANKLIN TEMPLETON

VARIABLE INSURANCE PRODUCTS TRUST

Investment Managers

Franklin Advisers, Inc.

Franklin Advisory Services, LLC

Franklin Mutual Advisers, LLC

Templeton Asset Management, Ltd., Singapore

Templeton Global Advisors Limited

Templeton Investment Counsel, LLC

Distributor

Franklin Templeton Distributors, Inc.

Franklin Templeton Variable Insurance Products Trust (FTVIP) shares are sold only to insurance company separate accounts (“Separate Account”) to serve as the investment vehicles for both variable annuity and variable life insurance contracts.

Authorized for distribution only when accompanied or preceded by the current prospectus for the applicable contract, which includes the Separate Account and the FTVIP prospectuses. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

FTVIP A2005 02/06

Item 2. Code of Ethics.

(a)	The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c)	N/A

(d)	N/A

(f)	Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a)	(1)	The Registrant has an audit committee financial expert serving on its audit committee.
	(2)	The audit committee financial expert is Frank W.T. LaHaye and he is “Independent” as defined under the relevant Securities and Exchange Commission Rules And Releases.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $645,310 for the fiscal year ended December 31, 2005 and $580,753 for the fiscal year ended December 31, 2004.

(b) Audit-Related Fees

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of Item 4.

The aggregate fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements were $0 for the fiscal year ended December 31, 2005 and $48,579 for the fiscal year ended December 31, 2004. The services for which these fees were paid included attestation services.

(c) Tax Fees

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $23,161 for the fiscal year ended December 31, 2005 and $0 for the fiscal year ended December 31, 2004. The services for which these fees were paid included tax compliance and advice.

(d) All Other Fees

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $0 for the fiscal year ended December 31, 2005 and $7,563 for the fiscal year ended December 31, 2004. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant not reported in paragraphs (a)-(c) of Item 4 were $4,789 for the fiscal year ended December 31, 2005 and $152,437 for the fiscal year ended December 31, 2004. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process and the review of the ICI transfer agent survey.

(e) (1) The registrant’s audit committee is directly responsible for approving the services to be provided by the auditors, including:

(i) pre-approval of all audit and audit related services;

(ii) pre-approval of all non-audit related services to be provided to the Fund by the auditors;

(iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant’s investment adviser or to any entity that controls, is controlled by or is under common control with the registrant’s investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

(iv) establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs (b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $27,950 for the fiscal year ended December 31, 2005 and $208,579 for the fiscal year ended December 31, 2004.

(h) The registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.	N/A

Item 6.	Schedule of Investments.	N/A

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.	N/A

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.	N/A

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchases.	N/A

Item 10. Submission of Matters to a vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the

Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b) Changes in Internal Controls. There have been no significant changes in the Registrant’s internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12. Exhibits.

(a) (1) Code of Ethics

(a) (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

By	/s/ Jimmy D. Gambill
Jimmy D. Gambill
Chief Executive Officer - Finance and Administration
Date:	February 21, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Jimmy D. Gambill
Jimmy D. Gambill
Chief Executive Officer - Finance and Administration
Date:	February 21, 2006

By	/s/ Galen G. Vetter
Galen G. Vetter
Chief Financial Officer
Date:	February 21, 2006